UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2007

Item 1. Reports to Stockholders.

UBS PACESM

Annual Report

July 31, 2007

UBS PACE Select Advisors Trust

Table of contents

Introduction	2

Update Regarding Portfolio Changes	4

Portfolio Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	6

UBS PACE Government Securities Fixed Income Investments	14

UBS PACE Intermediate Fixed Income Investments	26

UBS PACE Strategic Fixed Income Investments	39

UBS PACE Municipal Fixed Income Investments	55

UBS PACE Global Fixed Income Investments	69

UBS PACE High Yield Investments	86

UBS PACE Large Co Value Equity Investments	97

UBS PACE Large Co Growth Equity Investments	107

UBS PACE Small/Medium Co Value Equity Investments	118

UBS PACE Small/Medium Co Growth Equity Investments	128

UBS PACE International Equity Investments	139

UBS PACE International Emerging Markets Equity Investments	155

UBS PACE Global Real Estate Securities Investments	167

UBS PACE Alternative Strategies Investments	176

Understanding your Portfolio's expenses	196

Statement of assets and liabilities	202

Statement of operations	210

Statement of changes in net assets	214

Financial highlights	221

Notes to financial statements	290

Report of independent registered public accounting firm	333

General information	335

Board approval of certain investment advisory agreements	336

Trustees and officers	354

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares, which includes a discussion of investment risks, sales charges, expenses and other matters of interest. Before you invest, please carefully read the prospectus related to the Portfolio or class of shares in which you are interested.

UBS PACE Select Advisors Trust

Introduction

September 19, 2007

Dear UBS PACESM Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events that affected Portfolio performance during the fiscal year ended July 31, 2007. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

US economic growth fluctuated during the fiscal year. After expanding 2.4% in the second quarter of 2006, gross domestic product (GDP) grew 1.1% and 2.1% in the third and fourth quarters of the year, respectively. The economy then trailed off significantly over the first three months of 2007, with GDP growing a tepid 0.6%—its slowest rate since the fourth quarter of 2002. The weakening economy was attributed, in part, to the troubles in the housing market. The economy then picked up steam in the second quarter, as the preliminary estimate for GDP growth came in at 4.0%.

Economic news was largely positive on the international front. A report issued by the Organization for Economic Cooperation and Development (OECD) estimated that during 2007, growth in Europe and Japan was expected to eclipse that of the US for the first time since 2001. The OECD projected that the US economy would expand 2.1% in 2007, compared with 3.3% in 2006. In contrast, the estimates for growth during 2007 in the Eurozone and Japan were 2.7% and 2.4%, respectively.

Despite periods of extreme volatility late in the reporting period, the US stock market generated solid results during the fiscal year. Over this period, the overall stock market, as measured by the S&P 500 Index, returned 16.13%. After rising during much of the period, stock prices began to fall sharply toward the end of July. The market's decline was largely attributed to the escalating troubles in the housing and subprime mortgage markets, liquidity concerns, some mixed corporate earnings results and surging oil prices. The international equity markets also gyrated late in the period but, overall, generated strong results, as the MSCI Europe, Australasia and Far East (EAFE)1 Index rose 24.42% over the reporting period. Emerging markets equities performed even better, as the MSCI Emerging Markets (EM) Index2 gained 50.94% during the 12-month period ended July 31, 2007.

The global bond markets also generated positive, albeit more modest gains over the 12-month reporting period. In the US, the Federal Reserve Board (the "Fed") kept short-term interest rates on hold at 5.25%. (However, after period end, at its September 18, 2007 meeting, the Fed lowered rates by 0.50%.) Due in part to a "flight to quality" amid the troubles in the stock and mortgage markets, both short- and long-term yields declined over the period. During that time, the overall US bond market, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 5.58%.

Given solid economic growth and monetary tightening by many central banks, the international bond markets lagged their US counterparts, and the JP Morgan Global Government Bond Index returned 4.78%.

1.  The MSCI EAFE Index consists of almost 1,000 stocks in 21 countries outside North and South America, and represents approximately 85% of the total market capitalization in these countries.

2.  The MSCI EM Index measures equity market performance in the global emerging markets, and consists of approximately 25 market country indexes, including Argentina, Brazil, Malaysia and Thailand.

UBS PACE Select Advisors Trust

Introduction

Lower-quality fixed income securities, such as high yield bonds and emerging markets debt, generated better results despite weakening late in the period, as the Lehman Brothers High Yield Index and JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified1 returned 6.56% and 6.89%, respectively.

Given the recent volatility in the financial markets, there are conflicting views of what is in store for investors for the remainder of the year. As such, we believe it is extremely important to work closely with a professional financial advisor. He or she can help you maintain a well-diversified portfolio and remain focused on your long-term goals. As always, we appreciate your continued support. If you have any questions regarding your portfolio or your investment program, please contact your financial advisor.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head of the Americas, UBS Global Asset Management (Americas) Inc.

1.  The JP Morgan EMBI Global Diversified Index is an unmanaged Index of debt instruments of 31 emerging countries.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2007. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors. Advisors' comments on portfolios that have more than one manager are reflective of their portion of the portfolio only. The views and opinions in this report were current as of September 19, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

Update regarding portfolio changes

Special updates:

As noted in the UBS PACE Select Advisors Trust semiannual report dated January 31, 2007, the following changes were approved by the Trust's Board, and implemented earlier in 2007.

UBS PACE Global Real Estate Securities Investments – The global market in real estate-related securities, especially real estate investment trusts ("REITS"), has expanded over recent years and, with it, the availability of global investment opportunities. To that end, the Portfolio may increase its exposure to non-US global real estate-related securities opportunities as markets warrant, and as permitted by its investment policy. This should provide the Portfolio with greater global diversification and the potential to capture additional sources of return. Consequently, the Portfolio's name has been changed to UBS PACE Global Real Estate Securities Investments from UBS PACE Real Estate Securities Investments, to better reflect this aspect of its investment opportunity set. The name change became effective on March 26, 2007.

UBS PACE Small/Medium Co Growth Equity Investments – Delaware Management Company has been replaced by Copper Rock Capital Partners, LLC ("Copper Rock"), as one of the three advisors to the Portfolio. AG Asset Management LLC (formerly known as ForstmannLeff LLC) and Riverbridge Partners, LLC continue to manage portions of the Portfolio.

After the semiannual report was issued, the following significant event occurred:

Change in advisor for UBS PACE Large Co Growth Equity Investments – Wellington Management Company, LLP ("Wellington Management") assumed investment advisory responsibility with respect to a portion of the Portfolio, replacing GE Asset Management, in June 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to manage portions of the Portfolio as allocated by UBS Global Asset Management.

Additionally, while this annual report provides important information about the Portfolios for their fiscal period ended July 31, 2007, subsequent to the current fiscal year end, the following significant changes were approved by the Trust's Board and are effective as noted:

Change in advisor for UBS PACE Global Fixed Income Investments – Fischer Francis Trees & Watts, Inc. and its affiliates (collectively, "FFTW"), had served as an investment advisor to UBS PACE Global Fixed Income Invetments, along with Rogge Global Partners plc ("Rogge Global Partners"). Effective August 23, 2007, FFTW no longer serves as an investment advisor to the Portfolio, and Rogge Global Partners serves as the sole investment advisor to the Portfolio. In connection with its management of the Portfolio, Rogge Global Partners may increase the Portfolio's investments in certain derivative instruments, such as credit default swaps and inflation-linked swaps. The Board of Trustees of UBS PACE Select Advisors Trust has also approved a change to the non-fundamental investment policies of the Portfolio, in order to increase the Portfolio's ability to invest in high yield and emerging markets debt (and emerging markets currencies). This change will become effective as of October 1, 2007. UBS Global Asset Management believes that this policy change will enhance the Portfolio's ability to seek increased returns, but does involve some additional risk.

UBS PACE Select Advisors Trust

Update regarding portfolio changes

Fee waiver/expense reimbursement agreements for five UBS PACE Fixed Income Portfolios – Effective August 1, 2007, five of the UBS PACE Fixed Income Portfolios have entered into revised fee waiver/expense reimbursement agreements with UBS Global Asset Management, the Portfolios' manager, to further reduce the Portfolios' expenses. For the following PACE Portfolios, the ordinary annual portfolio operating expenses are being capped at lower "net expense" levels through November 30, 2008:

UBS PACE Government Securities Fixed Income Investments

UBS PACE Global Fixed Income Investments

UBS PACE Intermediate Fixed Income Investments

UBS PACE Strategic Fixed Income Investments

UBS PACE Municipal Fixed Income Investments

Further information regarding the fee waiver/expense reimbursement arrangements is contained in a "subsequent events" note on page 331.

Change in Investment Policy: UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments

At a meeting held on September 19, 2007, the Board approved a change to the investment policies of UBS PACE Large Co Growth Equity Investments and UBS PACE Large Co Value Equity Investments. Under the current policy, large capitalization companies refer to companies with a total market capitalization of $6.0 billion or greater at the time of purchase. Effective November 30, 2007, large capitalization companies will mean companies with a total market capitalization of $3.0 billion or greater at the time of purchase.

UBS Global Asset Management (Americas) Inc., the Portfolios' manager, recommended this change and believes that this change may benefit the Portfolios by affording the Portfolios' investment advisors the flexibility to implement each Portfolio's investment strategy by selecting a greater number of companies represented in the Portfolio's benchmark.

Change in subadvisor for UBS PACE Alternative Strategies Investments. At the recommendation of UBS Global Asset Management, the Trust's Board appointed Goldman Sachs Asset Management, L.P. ("GSAM") to serve as an investment advisor to the Portfolio, effective September 11, 2007. Analytic Investors, Inc. and Wellington Management Company, LLP will also continue to manage portions of the Portfolio as allocated by UBS Global Asset Management.

Please note: This "Update regarding portfolio changes" section describes certain of the more significant changes that have occurred over the past several months, but does not purport to be a complete summary of all changes.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio returned 4.86% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 3.29%). In comparison, the 90-Day US T-Bill Index (the "Index") returned 5.06%, and the median return for the Lipper Money Market Funds category was 4.68%. (Returns over various time periods are shown in the "Performance at a Glance" table on page 9. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market review

US economic growth was mixed during the fiscal year. After expanding 2.4% in the second quarter of 2006, gross domestic product (GDP) grew 1.1% and 2.1% in the third and fourth quarters of the year, respectively. The economy then weakened further during the first quarter of 2007, with GDP growing a modest 0.6%. This was attributed, in part, to the faltering housing market. The economy then appeared to rebound in the second quarter, as the preliminary estimate for GDP growth came in at 4.0%.

Just prior to the start of the review period, the Federal Reserve Board (the "Fed") raised the federal funds rate by 25 basis points (0.25%)—bringing it to 5.25%—where it remained throughout the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed has repeatedly indicated that future rate movements would be data-dependent, as it attempts to ward off inflation and to keep the economy growing at a reasonable pace.

Following the conclusion of the reporting period, the Fed reacted to concerns over subprime lending (a type of lending that relies on risk-based pricing to serve borrowers who cannot obtain credit in the prime market) by providing greater amounts of liquidity to the market in order to facilitate normal market operations. The Fed followed this up by lowering the fed funds rate by 0.50% at its September 18, 2007 meeting, bringing it to 4.75%. The Fed has stated that it plans to continue monitoring the risks of rising inflation along with the potential for slower economic growth.

Advisor's comments

We initially focused on securities with maturities of three to six months, as the future direction of short-term interest rates was uncertain. This strategy allowed us to take advantage of the yield curve position, which was inverted for most of the period, and to lock in higher yields, while at the same time insulating the Portfolio to some degree from a possible Fed rate cut. (An inverted yield curve occurs when long-term interest rates have lower yields than short-term interest rates.)

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Michael H. Markowitz

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisor's comments – concluded

Later in the fiscal year, we began using a "barbell" strategy (in which the maturities of securities in a portfolio are concentrated at opposite ends of the yield curve). While we continued to buy shorter-term securities, we also sought to extend the Portfolio's weighted average maturity with longer-term money market securities maturing within nine to 13 months. This was beneficial to performance, as the yield on one-year money market securities rose steadily higher late in the reporting period.

As always, quality, liquidity and yield remained paramount in our selection process for the Portfolio. We maintained relatively large positions in commercial paper (a short-term security often backed by a guarantee or a letter of credit from a bank or other entity), although we decreased this somewhat over the reporting period. Other short-term corporate obligations and certificates of deposit also comprised a fair amount of the Portfolio. Within these sectors, we found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Fed. We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (The LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2007. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	4.86%	2.39%	3.51%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	3.29%	0.87%	1.97%
90-Day US T-Bill Index[2]	5.06%	2.72%	3.66%
Lipper Money Market Funds median	4.68%	2.21%	3.31%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: 1-year period, 3.29%; 5-year period, 0.81%; 10-year period, 1.97%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2007 was 4.72% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was 4.40% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was 3.22% after fee waivers and/or expense reimbursements; the yield was 2.90% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$408.6
Number of holdings	98
Weighted average maturity	54 days
Portfolio composition[1]	07/31/07
Commercial paper	60.0%
Certificates of deposit	18.0
Short-term corporate obligations	14.4
US government agency obligations	4.7
Bank notes	2.7
Repurchase agreement	0.1
Other assets less liabilities	0.1
Total	100.0%
Top 10 holdings[1]	07/31/07
Alpine Securitization, 5.270% due 08/10/07	2.4%
Morgan (J.P.) Chase & Co., 5.230% due 08/29/07	2.4
KBC Financial Products International Ltd., 5.210% due 08/06/07	2.2
Grampian Funding LLC, 5.185% due 11/21/07	2.2
Bank of Ireland, 5.235% due 08/16/07	2.0
Beta Finance, Inc., 5.230% due 08/22/07	2.0
Federal Home Loan Bank, 5.200% due 10/10/07	1.8
Bayerische Landesbank, 5.255% due 09/20/07	1.8
Merrill Lynch & Co., 5.200% due 09/10/07	1.7
Toyota Motor Credit Corp., 5.250% due 09/17/07	1.7
Total	20.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
US government agency obligations—4.65%
Federal Farm Credit Bank 5.240%, due 08/01/07[1]	$5,000,000	$4,999,874
Federal Home Loan Bank 5.200%, due 10/10/07[1]	7,500,000	7,497,725
Federal Home Loan Mortgage Corp. 5.350%, due 03/26/08	3,000,000	3,000,000
5.400%, due 07/21/08	3,500,000	3,500,000
Total US government agency obligations (cost—$18,997,599)		18,997,599
Bank notes—2.69%
Banking—US—2.69%
Bank of America N.A. 5.330%, due 12/17/07	5,000,000	5,000,000
5.445%, due 08/01/07[1]	6,000,000	6,000,000
Total bank notes (cost—$11,000,000)		11,000,000
Certificates of deposit—18.05%
Banking—non-US—13.64%
Bank of Tokyo-Mitsubshi UFJ Ltd. 5.360%, due 08/08/07	3,250,000	3,250,000
Barclays Bank PLC 5.360%, due 01/18/08	2,000,000	2,000,000
5.465%, due 08/15/07	4,000,000	4,000,000
Calyon N.A., Inc. 5.295%, due 09/28/07[1]	4,000,000	3,999,479
5.325%, due 01/16/08	4,000,000	4,000,000
Deutsche Bank AG 5.345%, due 04/14/08	3,000,000	3,000,000
5.405%, due 08/01/07[1]	4,000,000	4,000,000
Mizuho Corporate Bank Ltd. 5.310%, due 08/28/07	5,000,000	5,000,000
Natexis Banque 5.365%, due 06/02/08	2,000,000	2,000,000
5.525%, due 08/01/07[1]	3,000,000	3,000,000
Norinchukin Bank Ltd. 5.295%, due 10/10/07	4,000,000	4,000,000
5.320%, due 08/16/07	4,000,000	4,000,000
5.350%, due 01/28/08	2,000,000	2,000,000
Royal Bank of Scotland PLC 5.290%, due 10/18/07	1,500,000	1,499,965
Toronto-Dominion Bank 5.281%, due 10/05/07	5,000,000	5,000,011
Westpac Banking Corp. 5.330%, due 08/28/07	5,000,000	5,000,037
		55,749,492
Banking—US—4.41%
American Express, Federal Savings Bank 5.290%, due 08/08/07	3,000,000	3,000,000

	Face amount	Value
Certificates of deposit—(concluded)
Banking—US—(concluded)
Citibank N.A. 5.310%, due 09/06/07	$5,000,000	$5,000,000
US Bank N.A. 5.290%, due 08/30/07[1]	5,000,000	5,000,119
Wells Fargo Bank N.A. 5.290%, due 08/22/07	5,000,000	5,000,000
		18,000,119
Total certificates of deposit (cost—$73,749,611)		73,749,611
Commercial paper[2]—59.98%
Asset backed—banking—2.41%
Atlantis One Funding 5.190%, due 01/07/08	7,000,000	6,839,542
5.195%, due 08/24/07	3,000,000	2,990,043
		9,829,585
Asset backed—miscellaneous—17.38%
Alpine Securitization 5.270%, due 08/10/07	10,000,000	9,986,825
Atlantic Asset Securitization LLC 5.280%, due 08/10/07	2,500,000	2,496,700
Bryant Park Funding LLC 5.270%, due 08/08/07	6,000,000	5,993,852
Chariot Funding LLC 5.380%, due 08/01/07	5,500,000	5,500,000
Falcon Asset Securitization Corp. 5.260%, due 08/06/07	3,000,000	2,997,808
5.260%, due 08/31/07	6,500,000	6,471,508
Jupiter Securitization Co. LLC 5.265%, due 08/10/07	5,000,000	4,993,419
Ranger Funding Co. LLC 5.270%, due 08/07/07	5,628,000	5,623,057
5.280%, due 08/20/07	5,000,000	4,986,067
Regency Markets No. 1 LLC 5.275%, due 08/20/07	5,000,000	4,986,080
Sheffield Receivables Corp. 5.270%, due 08/06/07	6,000,000	5,995,608
Thunderbay Funding 5.260%, due 08/23/07	6,000,000	5,980,713
Variable Funding Capital Corp. 5.265%, due 08/10/07	5,000,000	4,993,419
		71,005,056
Asset backed—securities—12.09%
Beta Finance, Inc. 5.230%, due 08/22/07	8,000,000	7,975,594
Cancara Asset Securitisation LLC 5.260%, due 08/13/07	5,000,000	4,991,233
Clipper Receivables Co. LLC 5.280%, due 08/07/07	5,000,000	4,995,600
Dorada Finance, Inc. 5.250%, due 08/15/07	3,000,000	2,993,875
5.290%, due 08/15/07	5,000,000	4,989,714

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed—securities—(concluded)
Grampian Funding LLC 5.185%, due 11/21/07	$9,000,000	$8,854,820
Scaldis Capital LLC 5.230%, due 11/15/07	5,000,000	4,923,003
Solitaire Funding LLC 5.235%, due 08/23/07	3,750,000	3,738,003
5.250%, due 10/23/07	5,000,000	4,939,479
5.275%, due 08/24/07	1,000,000	996,630
		49,397,951
Banking—non-US—6.34%
Alliance & Leicester PLC 5.250%, due 10/24/07	4,000,000	3,951,000
Allied Irish Banks N.A., Inc. 5.240%, due 10/19/07	3,000,000	2,965,503
Bank of Ireland 5.235%, due 08/16/07	8,000,000	7,982,550
Depfa Bank PLC 5.200%, due 08/02/07	2,000,000	1,999,711
KBC Financial Products International Ltd. 5.210%, due 08/06/07	9,000,000	8,993,488
		25,892,252
Banking—US—12.05%
ABN-AMRO N.A. Finance, Inc. 5.240%, due 10/12/07	4,000,000	3,958,080
Barclays US Funding Corp. 5.235%, due 08/01/07	3,000,000	3,000,000
Bayerische Landesbank 5.255%, due 09/20/07	7,500,000	7,445,260
5.265%, due 08/13/07	5,000,000	4,991,225
HSBC USA, Inc. 5.255%, due 09/28/07	5,000,000	4,957,668
ING (US) Funding LLC 5.250%, due 08/09/07	5,000,000	4,994,167
Morgan (J.P.) Chase & Co. 5.230%, due 08/29/07	10,000,000	9,959,322
Natexis Banques Populaires US Finance Co. LLC 5.065%, due 09/07/07	1,000,000	994,794
San Paolo IMI US Financial Co. 5.185%, due 10/24/07	4,000,000	3,951,607
Societe Generale N.A., Inc. 5.270%, due 08/06/07	5,000,000	4,996,340
		49,248,463
Beverage/bottling—1.20%
Coca Cola Co. 5.175%, due 11/30/07	5,000,000	4,913,031
Brokerage—3.39%
Greenwich Capital Holdings, Inc. 5.170%, due 12/03/07	5,000,000	4,910,961
5.190%, due 08/24/07	2,000,000	1,993,368

	Face amount	Value
Commercial paper[2]—(concluded)
Brokerage—(concluded)
Merrill Lynch & Co., Inc. 5.200%, due 09/10/07	$7,000,000	$6,959,556
		13,863,885
Energy—integrated—2.08%
Koch Resources LLC 5.260%, due 08/10/07	3,500,000	3,495,398
5.260%, due 08/17/07	5,000,000	4,988,311
		8,483,709
Finance—captive automotive—1.70%
Toyota Motor Credit Corp. 5.250%, due 09/17/07	7,000,000	6,952,021
Finance—noncaptive diversified—0.97%
General Electric Capital Corp. 5.150%, due 11/09/07	4,000,000	3,942,778
Metals & mining—0.37%
Rio Tinto Ltd. 5.270%, due 08/01/07	1,500,000	1,500,000
Total commercial paper (cost—$245,028,731)		245,028,731
Short-term corporate obligations—14.40%
Asset backed—securities—7.49%
Asscher Finance Corp. 5.400%, due 07/09/08[3]	2,000,000	1,999,906
Beta Finance, Inc. 5.350%, due 10/23/07[3]	1,000,000	1,000,000
CC (USA), Inc. (Centauri) 5.330%, due 08/28/07[1,3]	3,000,000	3,000,067
5.340%, due 06/05/08[3]	2,500,000	2,499,797
5.375%, due 08/28/07[1,3]	2,000,000	2,000,325
Cullinan Finance Corp. 5.320%, due 08/01/07[1,3]	3,000,000	2,999,855
5.320%, due 01/16/08[3]	1,500,000	1,500,000
5.340%, due 10/10/07[1,3]	1,500,000	1,499,933
Dorada Finance, Inc. 5.455%, due 08/01/07[1,3]	3,100,000	3,100,245
K2 (USA) LLC 5.320%, due 10/15/07[1,3]	5,000,000	4,999,044
5.400%, due 06/16/08[3]	3,000,000	3,000,000
Links Finance LLC 5.325%, due 08/15/07[1,3]	3,000,000	3,000,039
		30,599,211
Automobile OEM—0.43%
American Honda Finance Corp. 5.360%, due 09/27/07[1,3]	1,750,000	1,750,208
Banking—non-US—3.91%
Caja Ahorros Barcelona 5.366%, due 10/23/07[1,3]	4,000,000	4,000,000
National Australia Bank Ltd. 5.290%, due 08/15/07[1,3]	6,000,000	6,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Short-term corporate obligations—(concluded)
Banking—non-US—(concluded)
Societe Generale 5.310%, due 08/02/07[1,3]	$3,000,000	$3,000,000
Westpac Banking Corp. 5.300%, due 08/06/07[1,3]	3,000,000	3,000,000
		16,000,000
Banking—US—0.98%
Citigroup Funding, Inc. 5.360%, due 08/01/07[1]	2,000,000	2,000,515
Wells Fargo & Co. 5.420%, due 09/28/07[1]	2,000,000	2,000,310
		4,000,825
Finance—captive automotive—1.22%
Toyota Motor Credit Corp. 5.300%, due 08/01/07[1]	2,000,000	2,000,000
5.330%, due 10/09/07[1]	3,000,000	3,000,240
		5,000,240
Finance—noncaptive diversified—0.37%
General Electric Capital Corp. 5.410%, due 10/15/07[1]	1,500,000	1,500,566
Total short-term corporate obligations (cost—$58,851,050)		58,851,050

	Face amount	Value
Repurchase agreement—0.12%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720% due 08/01/07, collateralized by $489,918 US Treasury Notes, 4.250% to 6.125% due 08/15/07 to 11/15/13; (value—$483,043); proceeds: $473,062 (cost—$473,000)	$473,000	$473,000
Total investments (cost—$408,099,991)— 99.89%		408,099,991
Other assets in excess of liabilities—0.11%		462,351
Net assets (applicable to 408,563,102 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$408,562,342

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2007, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.83% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	71.1%
Japan	7.4
United Kingdom	4.9
France	3.9
Australia	3.4
Ireland	3.2
Belgium	2.2
Germany	1.7
Canada	1.2
Spain	1.0
Total	100.0%

Weighted average maturity—54 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 4.71% (before the deduction of the maximum UBS PACE Select program fee; 3.15% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Mortgage-Backed Securities Index (the "Index") returned 5.60%, and the median return for the Lipper Intermediate US Government Funds category was 4.87%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 17. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The Federal Reserve Board (the "Fed") remained on hold through the year ended July 31, 2007, after pausing in August 2006 with the federal funds rate at 5.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Even as worries about the subprime mortgage sector developed late in the review period, the Fed focused on stronger economic data, making it difficult for them to lower rates as they remained concerned about inflation. (Subprime mortgage loans are riskier loans, in that they are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history.) Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed's targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower-quality and first-time borrowers, yet another blow to an already soft housing market. The mortgage credit derivatives market widened significantly in response to the weakness.

Advisor's comments

During the fiscal year, the mortgage sector underperformed US Treasuries. During the first half of the period, the mortgage market was unable to withstand the pressures of the dramatic flattening of the Treasury bond yield curve (a yield curve flattens as the spread—or difference—between yields on long- and short-term Treasuries decreases). The deterioration in the mortgage credit market intensified in early 2007 as subprime loan delinquencies surpassed their 2001 peak, and many subprime lenders went out of business. Mortgages continued to stumble through the rest of the period, as the 10-year Treasury bond yield reached a five-year high. The Treasury bond selloff triggered a wave of MBS selling, as US banks and mortgage service

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in mortgage-backed securities, along with government fixed income securities, including other types of bonds. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Advisor's comments – concluded

companies sought to shed their exposure to these securities. Later in June 2007, news about the failure of two subprime-related hedge funds rekindled fears about subprime credit, and sparked a flight to quality as investors moved out of spread products into Treasury bonds (spread product refers to taxable bonds that are not Treasury securities). This shift continued into July and drove US Treasury bond yields lower.

In this environment, the Portfolio's duration was held above the benchmark, which benefited performance as interest rates fell over the fiscal year (duration is a measure of an investment's sensitivity to interest rate changes). Exposure to shorter maturities of the US yield curve through the use of eurodollar futures detracted from returns during the year, as expectations of the Fed easing diminished. (A eurodollar is US currency held in banks outside the US; futures refers to a contract that represents an obligation to exchange an instrument at a set price on a future date.) Coupon selection helped performance, as technical supply and demand factors created pockets of rich and inexpensive issues (the coupon is the interest rate on a fixed income security, as determined upon issuance). Exposure to high-quality, cash-equivalent, asset-backed securities added income to the Portfolio, and their prices remained relatively stable during the 12-month period. An overweight to 15-year conventional securities (FNMA/FHLMC) added to returns, as they outpaced the 30-year sector and broader index on a duration-adjusted basis. An overweight to 30-year conventional issues (FNMA/FHLMC) detracted from returns, as these securities underperformed their GNMA counterparts, also on a duration-adjusted basis. An overweight to 30-year FNMA 6.5% coupons helped returns, as this coupon outpaced the broader market. Finally, an overweight to discount 30-year issues detracted from returns as discount coupons underperformed premium coupons. (A discount bond is valued at a price less than its face value; a premium bond is priced higher than its face value.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Mortgage-Backed Securities Index

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Lehman Brothers Mortgage-Backed Securities Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.52%	3.19%	N/A	4.31%
maximum sales charge	Class B3	3.73%	2.41%	N/A	3.92%
or UBS PACE Select	Class C4	4.00%	2.64%	N/A	4.25%
program fee	Class Y5	4.87%	3.52%	N/A	4.64%
	Class P6	4.71%	3.40%	5.43%	5.78%
After deducting	Class A2	-0.19%	2.24%	N/A	3.57%
maximum sales charge	Class B3	-1.27%	2.05%	N/A	3.92%
or UBS PACE Select	Class C4	3.25%	2.64%	N/A	4.25%
program fee	Class P6	3.15%	1.86%	3.86%	4.20%
Lehman Brothers Mortgage-Backed Securities Index		5.60%	4.05%	5.74%	6.13%
Lipper Intermediate US Government Funds median		4.87%	3.13%	4.93%	5.23%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 0.62%; 5-year period, 2.36%; since inception, 3.50%; Class B—1-year period, -0.45%; 5-year period, 2.16%; since inception, 3.86%; Class C—1-year period, 4.07%; 5-year period, 2.77%; since inception, 4.21%; Class Y—1-year period, 5.69%; 5-year period, 3.64%; since inception, 4.59%; Class P—1-year period, 4.04%; 5-year period, 2.00%; 10-year period, 3.98%; since inception, 4.18%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses, as supplemented on August 1, 2007 were as follows: Class A—1.14% and 1.07%; Class B—1.90% and 1.82%; Class C—1.72% and 1.57%; Class Y—0.81% and 0.78%; and Class P—0.93% and 0.82%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.07%; Class B—1.82%; Class C—1.57%; Class Y—0.82%; and Class P—0.82%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO beginning August 1, 2007.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Weighted average duration	4.7	yrs.
Weighted average maturity	5.6	yrs
Average coupon	5.10%
Average quality[1]	AAA
Net assets (mm)	$610.7
Number of holdings	421
Portfolio composition[2]	07/31/07
Bonds	128.8%
Futures and swaps	(0.0)[3]
Investments sold short	(14.4)
Cash equivalents and other assets less liabilities	(14.4)
Total	100.0%
Asset allocation[2]	07/31/07
US government agency mortgage pass-through certificates	119.9%
Collateralized mortgage obligations	4.8
Asset-backed securities	3.2
Corporate notes	0.8
Stripped mortgage-backed securities	0.1
Futures and swaps	(0.0)[3]
Investments sold short	(14.4)
Cash equivalents and other assets less liabilities	(14.4)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

3  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Government national mortgage association certificates—10.42%
GNMA
5.500%, due 12/15/32	$133,257	$130,158
5.500%, due 07/15/33	935,692	913,682
5.500%, due 12/15/33	7,968,552	7,781,108
5.500%, due 01/15/34	2,646,738	2,583,228
5.500%, due 02/15/34	265,332	258,965
5.500%, due 03/15/34	568,995	555,341
5.500%, due 04/15/34	793,484	774,444
5.500%, due 05/15/34	841,053	820,871
5.500%, due 06/15/34	202,293	197,439
5.500%, due 07/15/35	789,322	769,984
5.500%, due 08/15/35	369,108	360,065
5.500%, due 10/15/35	4,378,206	4,270,465
5.500%, due 11/15/35	395,769	386,073
5.500%, due 12/15/35	9,027,039	8,805,880
5.500%, due 01/15/36	5,070,183	4,941,006
5.500%, due 05/15/36	309,368	301,486
6.000%, due 04/15/36	264,408	264,140
6.000%, due 05/15/36	154,232	154,075
6.000%, due 06/15/36	62,858	62,794
6.000%, due 07/15/36	3,706,636	3,702,871
6.000%, due 08/15/36	5,085,218	5,080,054
6.000%, due 09/15/36	466,901	466,427
6.000%, due 10/15/36	412,040	411,622
6.000%, due 12/15/36	562,786	562,215
6.500%, due 08/15/36[1]	1,021,644	1,039,933
6.500%, due 09/15/36[1]	1,416,659	1,442,020
7.500%, due 08/15/21	10,066	10,523
7.500%, due 09/15/23	1,103	1,154
8.000%, due 12/15/07	932	935
8.000%, due 08/15/09	11,957	12,231
8.000%, due 02/15/23	2,904	3,075
8.250%, due 04/15/19	611,895	651,318
9.000%, due 08/15/09	148,464	149,626
10.500%, due 02/15/19	35,142	39,550
10.500%, due 06/15/19	42,344	47,656
10.500%, due 07/15/19	101,277	113,980
10.500%, due 08/15/19	14,446	16,259
10.500%, due 07/15/20	4,276	4,736
10.500%, due 08/15/20	48,890	55,113
10.500%, due 09/15/20	4,006	4,516
11.500%, due 05/15/19	3,914	4,481
GNMA II
9.000%, due 04/20/25	46,813	50,431
9.000%, due 12/20/26	10,618	11,446
9.000%, due 01/20/27	13,793	14,878
9.000%, due 06/20/30	1,828	1,975
9.000%, due 07/20/30	13,104	14,151
9.000%, due 09/20/30	3,204	3,460
9.000%, due 10/20/30	23,517	25,396
9.000%, due 11/20/30	48,837	52,739

	Face amount	Value
Government national mortgage association certificates—(continued)
GNMA II ARM
5.375%, due 04/20/18	$27,727	$28,009
5.375%, due 05/20/21	9,274	9,389
5.375%, due 06/20/22	258,461	261,204
5.375%, due 04/20/24	227,434	230,056
5.375%, due 05/20/25	207,885	210,781
5.375%, due 06/20/25	82,832	83,993
5.375%, due 04/20/26	474,491	479,656
5.375%, due 06/20/26	220,991	223,516
5.375%, due 04/20/27	148,787	150,529
5.375%, due 04/20/30	115,230	116,789
5.375%, due 05/20/30	2,137,926	2,167,919
5.500%, due 06/20/30	55,239	56,102
5.500%, due 07/20/30	463,927	468,905
5.500%, due 08/20/30	387,197	391,717
5.750%, due 07/20/17	22,311	22,497
5.750%, due 09/20/21	311,669	314,860
5.750%, due 08/20/25	63,397	64,143
5.750%, due 09/20/25	72,163	73,003
5.750%, due 08/20/26	78,527	79,489
5.750%, due 09/20/26	12,051	12,217
5.750%, due 07/20/27	31,189	31,572
5.750%, due 08/20/27	84,509	85,687
5.875%, due 05/20/18	9,310	9,363
5.875%, due 06/20/19	74,143	74,992
6.125%, due 11/20/21	49,341	49,851
6.125%, due 11/20/22	92,540	93,439
6.125%, due 12/20/24	1,737	1,758
6.125%, due 10/20/25	52,433	52,986
6.125%, due 12/20/25	10,112	10,215
6.125%, due 10/20/26	36,901	37,338
6.125%, due 12/20/26	46,603	47,142
6.125%, due 11/20/27	143,002	144,340
6.125%, due 12/20/27	14,351	14,524
6.125%, due 10/20/29	49,021	49,626
6.125%, due 10/20/30	64,587	65,340
6.125%, due 09/20/31	54,660	55,251
6.250%, due 02/20/28	7,227	7,284
6.375%, due 01/20/23	204,979	206,947
6.375%, due 03/20/23	101,408	102,489
6.375%, due 01/20/24	250,997	253,717
6.375%, due 01/20/25	22,758	23,049
6.375%, due 02/20/25	59,008	59,685
6.375%, due 03/20/25	83,699	84,718
6.375%, due 03/20/26	46,551	47,057
6.375%, due 01/20/27	297,054	300,000
6.375%, due 02/20/27	38,601	39,092
6.375%, due 01/20/28	32,041	32,410
6.375%, due 02/20/28	20,362	20,596
6.500%, due 01/20/18	291,193	294,368
6.500%, due 03/20/25	36,759	37,303

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Government national mortgage association certificates—(concluded)
GNMA TBA
6.000%, TBA	$7,000,000	$6,989,066
6.500%, TBA	550,000	559,625
Total government national mortgage association certificates (cost—$63,899,301)		63,651,579
Federal home loan mortgage corporation certificates—27.93%
FHLMC
5.000%, due 03/01/36	93,126	87,608
5.000%, due 04/01/36	194,967	183,416
5.000%, due 06/01/36	3,856,980	3,621,283
5.000%, due 11/01/36	15,134,972	14,238,289
5.500%, due 02/01/33[1]	1,302,150	1,264,000
5.500%, due 03/01/33[1]	630,208	611,744
5.500%, due 04/01/33[1]	734,067	712,560
5.500%, due 05/01/33[1]	791,724	768,528
5.500%, due 06/01/33[1]	3,637,435	3,530,866
5.500%, due 10/01/33[1]	846,568	821,765
5.500%, due 12/01/33[1]	475,415	461,486
5.500%, due 03/01/34[1]	146,314	141,875
5.500%, due 10/01/34[1]	1,239,867	1,203,542
5.500%, due 12/01/34[1]	820,498	795,606
5.500%, due 02/01/35[1]	7,297,797	7,076,399
5.500%, due 05/01/35[1]	237,408	229,977
5.500%, due 06/01/35[1]	1,662,281	1,610,254
5.500%, due 03/01/37[1]	1,274,621	1,231,373
5.500%, due 04/01/37[1]	13,592,430	13,131,240
5.500%, due 05/01/37[1]	49,806,485	48,116,556
6.000%, due 07/01/08	240,197	241,059
7.000%, due 08/01/25	2,424	2,507
7.500%, due 10/01/17	4,879	5,119
8.000%, due 03/01/13	176,080	186,273
8.500%, due 05/01/16	38,464	39,072
9.000%, due 07/01/09	1,536	1,580
9.000%, due 02/01/10	6,087	6,330
9.000%, due 04/01/25	111,352	114,839
9.750%, due 11/01/16	38,687	40,322
10.500%, due 11/01/20	10,758	11,021
11.000%, due 05/01/11	6,681	6,857
11.000%, due 03/01/13	2,353	2,415
11.000%, due 07/01/15	4,214	4,712
11.000%, due 09/01/15	7,340	7,702
11.000%, due 10/01/15	1,372	1,503
11.000%, due 12/01/15	12,930	14,419
11.000%, due 04/01/19	5,608	6,287
11.000%, due 06/01/19	497	557
11.000%, due 08/01/20	74	82
11.000%, due 09/01/20	4,017	4,485
11.500%, due 05/01/10	6,138	6,315
11.500%, due 08/01/10	593	640
11.500%, due 11/01/10	10,415	11,257

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
11.500%, due 09/01/14	$1,791	$1,807
11.500%, due 01/01/16	3,514	3,903
11.500%, due 01/01/18	11,969	13,294
11.500%, due 05/01/19	6,880	7,482
11.500%, due 06/01/19	22,896	25,594
FHLMC ARM
6.211%, due 10/01/29	24,756	25,287
7.147%, due 01/01/28	121,008	121,923
7.172%, due 11/01/27	231,532	235,659
7.193%, due 10/01/23	288,046	292,769
7.215%, due 07/01/24	455,488	464,519
7.260%, due 07/01/28	579,639	582,316
7.276%, due 04/01/29	558,269	562,709
7.291%, due 11/01/29	1,025,969	1,046,754
7.295%, due 06/01/28	878,244	880,059
7.323%, due 12/01/29	364,102	370,749
7.420%, due 01/01/30	126,146	127,417
7.422%, due 11/01/25	565,101	576,308
7.436%, due 01/01/29	461,823	471,263
7.447%, due 10/01/27	561,177	572,908
7.486%, due 10/01/27	767,712	779,362
FHLMC TBA
5.000%, TBA	30,000,000	28,134,360
6.000%, TBA	35,000,000	34,715,625
Total federal home loan mortgage corporation certificates (cost—$171,881,371)		170,565,787
Federal housing administration certificates—0.39%
FHA GMAC
7.400%, due 02/01/21	1,154,371	1,154,371
7.480%, due 04/01/19	95,120	94,644
FHA Reilly
6.896%, due 07/01/20	1,141,324	1,124,205
Total federal housing administration certificates (cost—$2,392,471)		2,373,220
Federal national mortgage association certificates—81.18%
FNMA
4.500%, due 10/01/19	21,817,326	20,853,335
4.500%, due 02/01/20	1,464,111	1,396,269
4.500%, due 04/01/20	3,018,653	2,882,074
4.500%, due 09/01/20	1,052,809	1,006,291
4.500%, due 10/01/20	32,691	31,176
4.500%, due 12/01/21	29,659	28,254
4.500%, due 03/01/22	931,382	887,313
4.500%, due 05/01/22	32,210	30,686
4.500%, due 06/01/22	937,650	893,284
4.500%, due 07/01/22	5,000,000	4,763,419

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Federal national mortgage association certificates—(continued)
5.000%, due 09/01/17[1]	$39,100	$38,131
5.000%, due 10/01/17[1]	1,807,217	1,762,443
5.000%, due 05/01/18[1]	988,067	962,932
5.000%, due 06/01/18[1]	21,293	20,762
5.000%, due 07/01/18[1]	25,189	24,548
5.000%, due 08/01/18[1]	470,790	458,814
5.000%, due 10/01/18[1]	1,481,242	1,443,561
5.000%, due 11/01/18[1]	7,742,781	7,545,810
5.000%, due 12/01/18[1]	153,359	149,458
5.000%, due 02/01/19[1]	7,582,765	7,376,275
5.000%, due 04/01/19[1]	2,120,571	2,062,825
5.000%, due 05/01/19[1]	646,392	628,790
5.000%, due 06/01/19[1]	1,623,638	1,579,803
5.000%, due 07/01/19[1]	10,302,827	10,022,350
5.000%, due 08/01/19[1]	2,671,483	2,598,735
5.000%, due 09/01/19[1]	45,541	44,301
5.000%, due 10/01/19[1]	1,442,513	1,403,232
5.000%, due 12/01/19[1]	1,838,877	1,788,802
5.000%, due 01/01/20[1]	3,137,293	3,047,932
5.000%, due 02/01/20[1]	3,951,476	3,838,197
5.000%, due 03/01/20[1]	1,108,466	1,076,354
5.000%, due 04/01/20[1]	5,194,063	5,044,110
5.000%, due 05/01/20[1]	47,172	45,803
5.000%, due 06/01/20[1]	43,717	42,449
5.000%, due 07/01/20[1]	1,586,051	1,540,030
5.000%, due 08/01/20[1]	3,706,018	3,598,484
5.000%, due 09/01/20[1]	1,366,965	1,327,300
5.000%, due 10/01/20[1]	28,560,161	27,731,455
5.000%, due 02/01/21[1]	182,353	177,062
5.000%, due 12/01/33[1]	34,142,017	32,213,773
5.000%, due 08/01/35[1]	307,905	289,665
5.000%, due 09/01/35[1]	296,420	278,860
5.000%, due 10/01/35[1]	32,571,619	30,642,092
5.000%, due 02/01/36[1]	51,942,895	48,865,823
5.500%, due 05/01/14	9,181	9,135
5.500%, due 06/01/17	261,694	258,819
5.500%, due 01/01/18	18,494	18,350
5.500%, due 06/01/20	35,701	35,298
5.500%, due 07/01/20	90,845	89,821
5.500%, due 10/01/20	92,529	91,487
5.500%, due 12/01/20	31,825	31,467
5.500%, due 01/01/21	182,705	180,487
5.500%, due 02/01/21	182,582	180,345
5.500%, due 03/01/21	1,311,998	1,295,923
5.500%, due 04/01/21	919,360	908,095
5.500%, due 05/01/21	318,667	314,763
5.500%, due 06/01/21	1,906,646	1,883,285
5.500%, due 07/01/21	1,161,393	1,147,187
5.500%, due 08/01/21	782,716	773,125
5.500%, due 10/01/21	992,372	980,966
5.500%, due 11/01/21	1,913,087	1,889,648
5.500%, due 12/01/21	1,817,915	1,795,641
5.500%, due 02/01/22	770,468	761,028
5.500%, due 03/01/22	6,072,120	5,997,335

	Face amount	Value
Federal national mortgage association certificates—(continued)
5.500%, due 04/01/22	$47,181	$46,600
5.500%, due 06/01/22	534,503	527,921
5.500%, due 07/01/22	6,809,287	6,725,422
5.500%, due 08/01/22	2,510,381	2,479,463
5.500%, due 02/01/32	95,680	92,858
5.500%, due 11/01/32	1,859,758	1,805,434
5.500%, due 01/01/33	951,439	923,647
5.500%, due 02/01/33	565,210	548,613
5.500%, due 06/01/33	175,703	170,543
5.500%, due 09/01/33	648,374	629,334
5.500%, due 10/01/33	941,952	914,292
5.500%, due 11/01/33	242,216	235,103
5.500%, due 12/01/33	947,406	919,584
5.500%, due 01/01/34	340,610	330,608
5.500%, due 04/01/34	923,215	894,884
5.500%, due 07/01/34	563,654	547,102
5.500%, due 01/01/35	410,612	397,585
5.500%, due 04/01/35	5,133,763	4,970,886
5.500%, due 05/01/35	8,972,853	8,688,173
5.500%, due 06/01/35	1,908,428	1,847,880
5.500%, due 07/01/35	598,127	579,150
5.500%, due 08/01/35	1,740,221	1,685,009
5.500%, due 01/01/36	857,083	829,891
5.500%, due 02/01/36	856,253	829,087
5.500%, due 03/01/36	23,760,503	23,006,654
5.500%, due 04/01/36	928,646	897,349
5.500%, due 07/01/36	413,382	399,451
5.500%, due 12/01/36	20,000,158	19,326,107
6.000%, due 01/01/32	144,348	143,933
6.000%, due 04/01/32	160,859	160,335
6.000%, due 09/01/32	162,756	162,225
6.000%, due 10/01/32	177,391	176,813
6.000%, due 01/01/33	353,983	352,830
6.000%, due 02/01/33	287,128	285,987
6.000%, due 06/01/33	374,747	373,257
6.000%, due 07/01/33	228,764	227,854
6.000%, due 10/01/33	240,087	239,132
6.000%, due 11/01/33	689,966	687,222
6.000%, due 02/01/34	2,423,834	2,414,196
6.000%, due 05/01/34	155,891	155,015
6.000%, due 09/01/34	437,607	435,149
6.000%, due 01/01/35	1,134,938	1,128,023
6.000%, due 02/01/35	854,401	848,716
6.000%, due 04/01/35	11,852	11,765
6.000%, due 05/01/35	976,351	969,308
6.000%, due 06/01/35	522,326	519,562
6.000%, due 07/01/35	1,977,425	1,962,965
6.000%, due 08/01/35	740,744	735,327
6.000%, due 09/01/35	988,398	981,170
6.000%, due 10/01/35	282,005	279,943
6.000%, due 04/01/36	777,405	770,793
6.000%, due 08/01/36	873,938	866,505
6.000%, due 09/01/36	4,147,988	4,112,710
6.000%, due 10/01/36	45,448	45,061

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Federal national mortgage association certificates—(continued)
6.000%, due 11/01/36	$1,061,474	$1,052,445
6.000%, due 12/01/36	813,692	806,771
6.500%, due 09/01/12	11,718	11,980
6.500%, due 12/01/12	26,490	27,083
6.500%, due 01/01/13	4,297	4,394
6.500%, due 02/01/13	27,578	28,197
6.500%, due 03/01/13	47,412	48,475
6.500%, due 04/01/13	4,679	4,784
6.500%, due 06/01/13	73,536	75,191
6.500%, due 07/01/13	13,559	13,864
6.500%, due 08/01/13	18,500	18,916
6.500%, due 09/01/13	123,501	126,280
6.500%, due 10/01/13	37,248	38,086
6.500%, due 11/01/13	61,453	62,837
6.500%, due 07/01/19	143,738	147,400
6.500%, due 04/01/26	8,651	8,806
6.500%, due 03/01/29	91,876	93,844
6.500%, due 05/01/29	220,808	225,513
6.500%, due 03/01/36	3,743,189	3,781,411
6.500%, due 04/01/36	48,161	48,653
6.500%, due 05/01/36	5,731,916	5,790,445
6.500%, due 06/01/36	4,243,433	4,286,762
6.500%, due 07/01/36	596,426	602,516
6.500%, due 08/01/36	4,214,720	4,257,757
6.500%, due 09/01/36	112,903	114,056
6.500%, due 10/01/36	2,803,151	2,831,774
6.500%, due 11/01/36	1,380,657	1,394,755
7.500%, due 06/01/24	2,340	2,451
7.500%, due 07/01/24	6,182	6,474
7.500%, due 08/01/24	33,335	34,912
7.500%, due 12/01/24	2,624	2,748
7.500%, due 06/01/25	12,267	12,850
7.500%, due 07/01/25	9,670	10,131
7.500%, due 10/01/26	23,145	24,240
7.500%, due 11/01/26	58,888	61,636
8.000%, due 11/01/26	58,841	61,849
8.500%, due 09/01/25	160,583	171,538
9.000%, due 05/01/09	67,435	68,357
9.000%, due 10/01/19	78,413	84,113
9.000%, due 02/01/26	38,088	41,075
9.250%, due 04/01/10	17,835	18,123
9.250%, due 04/01/13	1,553	1,578
9.250%, due 05/01/14	12,245	12,296
9.250%, due 12/01/15	7,480	7,601
9.500%, due 12/01/09	3,414	3,543
10.000%, due 08/01/19	41,812	45,290
10.250%, due 03/01/11	1,979	2,071
10.500%, due 02/01/12	1,361	1,474
10.500%, due 07/01/13	2,393	2,453
10.500%, due 09/01/15	18,996	20,996
10.500%, due 11/01/15	60	63
10.500%, due 08/01/20	3,650	3,981
10.500%, due 09/01/21	3,082	3,338
10.500%, due 04/01/22	8,166	8,798
11.000%, due 07/01/13	5,302	5,585

	Face amount	Value
Federal national mortgage association certificates—(concluded)
11.000%, due 10/01/15	$12,876	$14,289
11.000%, due 11/01/15	32,410	34,140
11.000%, due 01/01/16	6,500	6,847
11.000%, due 02/01/16	8,126	8,560
11.000%, due 03/01/16	3,324	3,501
11.000%, due 05/01/20	4,817	5,177
FNMA ARM
5.205%, due 11/01/23	18,235	18,520
6.041%, due 07/01/30	31,263	31,395
6.208%, due 05/01/30	160,683	162,900
6.227%, due 03/01/44	1,633,649	1,646,046
6.588%, due 10/01/26	1,634,721	1,639,646
6.887%, due 09/01/15	267,595	266,500
6.907%, due 03/01/25	567,825	576,559
7.035%, due 02/01/26	83,125	83,091
7.232%, due 09/01/26	80,797	81,040
7.255%, due 02/01/29	38,367	38,620
7.326%, due 02/01/30	204,018	205,911
7.520%, due 12/01/27	92,013	92,766
FNMA TBA
5.500%, TBA	55,000,000	53,109,375
6.000%, TBA	45,000,000	44,578,125
6.500%, TBA	15,000,000	15,150,000
Total federal national mortgage association certificates (cost—$501,564,374)		495,755,260
Collateralized mortgage obligations—4.76%
Chevy Chase Funding LLC, Series 2004-1, Class A1 5.600%, due 01/25/35[2,3]	508,275	508,487
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 5.450%, due 05/25/48[2,3]	2,596,189	2,595,774
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 5.530%, due 05/20/46[3]	5,620,852	5,618,607
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.856%, due 04/25/11	839,221	862,417
FHLMC REMIC,
Series 0023, Class KZ 6.500%, due 11/25/23	128,495	132,149
Series 0159, Class H 4.500%, due 09/15/21	32,604	32,136
Series 1003, Class H 6.125%, due 10/15/20[3]	158,302	158,313
Series 1349, Class PS 7.500%, due 08/15/22	6,585	6,569
Series 1502, Class PX 7.000%, due 04/15/23	1,019,997	1,045,825

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 1534, Class Z 5.000%, due 06/15/23	$506,564	$498,586
Series 1573, Class PZ 7.000%, due 09/15/23	183,280	188,931
Series 1658, Class GZ 7.000%, due 01/15/24	87,904	90,794
Series 1694, Class Z 6.500%, due 03/15/24	486,511	500,055
Series 1775, Class Z 8.500%, due 03/15/25	16,734	16,692
Series 2411, Class FJ 5.670%, due 12/15/29[3]	130,604	131,043
Trust 1987-002, Class Z 11.000%, due 11/25/17	498,335	549,056
Trust 1988-007, Class Z 9.250%, due 04/25/18	409,904	433,820
Trust 1992-074, Class Z 8.000%, due 05/25/22	3,503	3,600
Trust 1992-129, Class L 6.000%, due 07/25/22	25,705	26,078
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	72,003	75,858
Trust 1993-037, Class PX 7.000%, due 03/25/23	984,263	1,027,308
Trust 1993-240, Class Z 6.250%, due 12/25/13	3,808	3,868
Trust 1993-250, Class Z 7.000%, due 12/25/23	38,938	40,329
Trust G92-040, Class ZC 7.000%, due 07/25/22	92,135	95,444
Trust G94-006, Class PJ 8.000%, due 05/17/24	117,585	124,619
GNMA REMIC, Trust 2000-009, Class FH 5.820%, due 02/16/30[3]	91,350	92,374
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 5.640%, due 02/25/35[3]	2,934,982	2,943,825
Sequoia Mortgage Trust, Series 5, Class A 5.670%, due 10/19/26[3]	964,941	964,889
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	190,453	193,225
Structured Adjustable Rate Mortgage Loan, Series 2007-4, Class 1A2 5.540%, due 05/25/37	4,796,357	4,794,870
Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1 5.530%, due 04/25/36[3]	3,093,910	3,093,895

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Washington Mutual, Series 2003-R1, Class A1 5.860%, due 12/25/27[3]	$2,207,115	$2,206,571
Total collateralized mortgage obligations (cost—$28,742,689)		29,056,007
Asset-backed securities—3.19%
Centex Home Equity Loan Trust, Series 2006-A, Class AV1 5.370%, due 06/25/36[3]	1,381,603	1,381,533
Conseco Finance Securitizations Corp., Series 2000-5, Class M1 8.400%, due 02/01/32[4,6]	296,367	15,157
Embarcadero Aircraft Securitization Trust, Series 2000-A, Class B 6.420%, due 08/15/25[2,3,5] *	1,638,057	16,381
EMC Mortgage Loan Trust, Series 2003-A, Class A2 6.070%, due 08/25/40[2,3]	536,181	538,945
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	89,694	90,131
Long Beach Mortgage Loan Trust, Series 2006-WL1, Class 2A1 5.410%, due 01/25/36[3]	1,573,887	1,573,917
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMCI, Class A2A 5.400%, due 01/25/37[3]	450,393	450,391
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 5.760%, due 08/25/33[3]	623,556	622,725
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 5.400%, due 06/25/37[3]	9,105,963	9,100,086
Specialty Underwriting & Residential Financing,
Series 2003-BC1, Class A 5.660%, due 01/25/34[3]	57,784	57,812
Series 2006-BC1, Class A2A 5.400%, due 12/25/36[3]	1,253,738	1,252,752
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 5.560%, due 10/25/35[2,3]	4,378,352	4,377,997
Total asset-backed securities (cost—$21,385,573)		19,477,827

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Stripped mortgage-backed securities[6]—0.14%
FHLMC REMIC,
Series 0013, Class B 7.000%, due 06/25/23[4]	$352,742	$70,227
Series 1554, Class I 6.500%, due 08/15/08[4]	7,262	161
Series 2136, Class GD 7.000%, due 03/15/29[4]	26,453	5,890
Series 2178, Class PI 7.500%, due 08/15/29[4]	138,611	28,442
FNMA REMIC,
Trust 1992-142, Class KB 11.980%, due 08/25/07[4]	1	1
Trust 1992-157, Class JA 10.146%, due 09/25/07[4]	5	6
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.870%, due 10/03/15[2,7]	38,803,260	761,087
Total stripped mortgage-backed securities (cost—$843,078)		865,814
Corporate note—0.81%
SLM Corp. MTN 3.625%, due 03/17/08 (cost—$4,920,838)	5,000,000	4,930,860
Commercial paper[8]—0.02%
Finance-noncaptive diversified—0.02%
General Electric Capital Corp. 5.170%, due 11/06/07 (cost—$98,607)	100,000	98,607
Short-term US government obligation8,9—0.10%
US Treasury Bill 4.645%, due 09/13/07 (cost—$611,588)	615,000	611,588

	Face amount	Value
Repurchase agreement—2.26%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07 collateralized by $10,680,000 US Treasury Bonds, 8.125% due 08/15/19; (value—$14,097,600); proceeds: $13,818,812 (cost—$13,817,000)	$13,817,000	$13,817,000
Total investments before investments sold short (cost—$810,156,890)—131.20%		801,203,549
Investments sold short—(14.40)%
FHLMC TBA 5.500%, TBA	(25,000,000)	(24,148,450)
FNMA TBA 5.000%, TBA	(64,000,000)	(60,745,917)
GNMA TBA 6.500%, TBA	(3,000,000)	(3,052,500)
Total investments sold short (proceeds—$87,432,031)— (14.40)%		(87,946,867)
Liabilities in excess of other assets—(16.80)%		(102,597,395)
Net Assets—100.00%		$610,659,287

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2007

*  Non-income producing security.

1  Entire amount pledged as collateral for investments sold short.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.44% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

4  Illiquid security. These securities represent 0.02% of net assets as of July 31, 2007.

5  Bond interest in default.

6  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

7  Variable rate security. The interest rate shown is the current rate as of July 31, 2007.

8  Rate shown is the discount rate at date of purchase.

9  Partial amount delivered to broker as collateral for futures transactions.

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rate as of July 31, 2007.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased or sold on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Futures contracts

Number of contracts	Buy contracts	Expiration dates	Cost	Current Value	Unrealized appreciation (depreciation)
1,132	90 Day Euro Dollar Futures	June 2008	$268,723,187	$269,260,350	$537,163
	Sell contracts		Proceeds
109	US Treasury Note 10 Year Futures	September 2007	11,544,632	11,708,984	(164,352)
					$372,811

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 5.17% (before the deduction of the maximum UBS PACE Select program fee; 3.60% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Intermediate Government/Credit Index (the "Index") returned 5.59%, and the median return for the Lipper Short-Intermediate Investment Grade Debt Funds category was 4.63%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 29. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

During the 12-month period, the economy remained relatively stable, although growth continued to moderate. On July 18, 2007, Federal Reserve Board (the "Fed") Chairman Bernanke appeared before Congress to present his semiannual monetary policy testimony. Policy makers trimmed Fed forecasts for the economy's expansion in 2007 and in 2008, while projections for inflation remained unchanged. Mr. Bernanke indicated that the housing slump remains a risk to the outlook for growth, adding that there will be significant losses from securities backed by subprime mortgages. As real gross domestic product ("GDP") continued to plateau, market sentiment suggested that the Fed may cut interest rates. At period end, fed funds futures had priced in a 92% chance of a 0.25% cut by the December 11, 2007, Fed meeting. In fact, the Fed cut interest rates by 0.50% at its September 18, 2007 meeting.

While the early portion of the reporting period was relatively uneventful for the markets, the latter half of the year saw a tremendous spike in volatility and activity as issues in the subprime mortgage space spread across the financial markets. The subprime meltdown triggered a repricing of risk, causing dramatic widening in credit spreads, along with widening across all swap-like sectors of the fixed income market. (The spread is the difference between the yield paid on US Treasury bonds and higher-risk securities.)

Against this economic backdrop, the global markets experienced a flight to quality. The fixed income market generally performed well during the period, with the Lehman Brothers Aggregate Index returning 5.58%. Interest rates moved steadily lower throughout the period, with two-year, five-year, 10-year, and 30-year Treasury bond yields declining 0.43%, 0.33%, 0.24% and 0.16%, respectively.

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Team

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value while keeping the Portfolio's duration within a narrow band relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Advisor's comments

During the first half of the period, the Portfolio maintained a duration shorter than the Index's, which detracted from relative performance as yields declined (duration is a measure of an investment's sensitivity to interest rate changes). The Portfolio extended its duration at the end of the period, maintaining a relatively neutral stance compared with the Index.

The Portfolio's underweight to agency securities was beneficial to performance as the sector lagged Treasury bonds by 27 basis points during the period (a basis point is one one-hundredth of one percent). The Portfolio maintains this defensive posture in the agency sector as, in our view, valuations remain unattractive, while the potential for increased regulatory scrutiny persists, putting near-term pressure on spreads.

The Portfolio maintained an allocation to mortgage backed securities, which detracted from performance as the sector posted negative returns during the fiscal year. During the latter part of the period, volatility in the mortgage sector increased. The Portfolio took this opportunity to increase its allocation to 30-year mortgage pass-through securities. The Portfolio continues to maintain an allocation to floating rate securities and collateralized mortgage obligations (CMOs).

The Portfolio has held a significant position in commercial mortgage backed securities (CMBS). We continue to favor the CMBS sector, as we believe it offers a better relative value versus sectors such as corporate bonds and agencies. However, this sector's returns lagged the returns of Treasury bonds, which detracted from relative performance. In our opinion, higher-rated CMBS classes, both new and old, continue to represent attractive relative value, as we believe they offer stable, high-credit-quality cash flows and less idiosyncratic risk than other spread sectors. (Idiosyncratic risk is the risk of price change due to the unique circumstances of a specific security, as opposed to the overall market.)

The Portfolio maintained an underweight in the corporate bond sector throughout the reporting period. This benefited performance as corporate bonds performed poorly over the fiscal year. The corporate credit component of the Index posted a return that was 68 basis points less than Treasury bonds during the fiscal year. Subprime mortgage-related problems, aggressive leveraged buyout/recapitalization financing plans, and several hedge fund closings all weighed on credit spreads during the latter part of the period. Investment grade securities continue to face a number of headwinds, including potential spillover effects from the slowdown in housing, unattractive valuations and event risk. We expect a continued bifurcation between high-quality names and those with headline or operational risk potential, with the number of these names growing as companies look to enhance shareholder value. The Portfolio's holdings continue to be concentrated in higher-quality credits. While retaining a negative bias toward the corporate bond sector, we believe the Portfolio is positioned to add attractively valued new issues opportunistically.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Intermediate Government/Credit Index

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Lehman Brothers Intermediate Government/Credit Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.96%	3.66%	N/A	2.83%
maximum sales charge	Class B3	4.18%	2.87%	N/A	2.41%
or UBS PACE Select	Class C4	4.43%	3.12%	N/A	2.72%
program fee	Class Y5	5.17%	3.92%	N/A	3.11%
	Class P6	5.17%	3.93%	4.08%	4.39%
After deducting	Class A2	0.25%	2.72%	N/A	2.11%
maximum sales charge	Class B3	-0.82%	2.51%	N/A	2.41%
or UBS PACE Select	Class C4	3.68%	3.12%	N/A	2.72%
program fee	Class P6	3.60%	2.38%	2.53%	2.84%
Lehman Brothers Intermediate Government/Credit Index		5.59%	4.10%	5.55%	5.78%
Lipper Short-Intermediate Investment Grade Debt Funds median		4.63%	3.52%	4.83%	5.07%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 0.20%; 5-year period, 1.84%; since inception, 1.99%; Class B—1-year period, -0.84%; 5-year period, 1.66%; since inception, 2.29%; Class C—1-year period, 3.66%; 5-year period, 2.27%; since inception, 2.61%; Class Y—1-year period, 5.34%; 5-year period, 3.06%; since inception, 3.01%; Class P—1-year period, 3.77%; 5-year period, 1.53%; 10-year period, 2.62%; since inception, 2.79%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses, as supplemented on August 1, 2007 were as follows: Class A—1.08% and 0.93%; Class B—1.87% and 1.68%; Class C—1.57% and 1.43%; Class Y—0.81% and 0.68%; and Class P—0.79% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Weighted average duration	3.6	yrs.
Weighted average maturity	4.4	yrs.
Average coupon	4.59%
Net assets (mm)	$438.7
Number of holdings	250
Portfolio composition[1]	07/31/07
Long-term debt securities (bonds and notes)	98.4%
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Quality diversification[1]	07/31/07
US government and agency securities	36.7%
AAA	33.5
AA	8.6
A	6.6
BBB and below/non-rated	13.0
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Asset allocation[1]	07/31/07
Corporate notes	27.8%
Collateralized mortgage obligations	26.6
US government agency mortgage pass-through certificates	19.9
Asset-backed securities	17.3
US government obligations	5.5
Non-US government obligations	1.3
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	1.5
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
US government obligations—5.52%
US Treasury Bonds 4.750%, due 02/15/37[2]	$3,510,000	$3,416,768
US Treasury Inflation Index Bonds (TIPS), 2.375%, due 01/15/27	9,123,996	9,032,756
US Treasury Inflation Index Notes (TIPS), 0.875%, due 04/15/10	4,609,332	4,391,467
US Treasury Notes 4.500%, due 05/15/17	3,500,000	3,425,352
4.875%, due 06/30/12[2]	3,890,000	3,934,976
Total US government obligations (cost—$23,725,450)		24,201,319
Government national mortgage association certificate—0.27%
GNMA II ARM 3.750% due 06/20/34 (cost—$1,176,451)	1,199,790	1,193,325
Federal home loan mortgage corporation certificates—3.59%
FHLMC
3.750%, due 02/27/09	1,125,000	1,105,093
5.000%, due 08/01/20	155,408	150,846
5.000%, due 09/01/20	699,826	679,280
5.000%, due 10/01/20	877,088	851,338
5.000%, due 11/01/20	725,957	704,644
5.000%, due 12/01/20	7,041,581	6,834,849
5.000%, due 01/01/21	972,760	943,394
5.000%, due 03/01/21	145,014	140,553
5.000%, due 04/01/21	3,101,641	3,006,463
5.000%, due 05/01/21	218,826	212,095
FHLMC ARM
4.182%, due 12/01/34	1,164,302	1,147,086
Total federal home loan mortgage corporation certificates (cost—$15,798,893)		15,775,641
Federal national mortgage association certificates—16.06%
FNMA
4.000%, due 01/26/09	1,915,000	1,889,707
4.625%, due 05/01/13	845,000	818,604
5.000%, due 08/01/35	7,285,173	6,853,603
5.000%, due 04/01/37	3,118,088	2,924,596
5.000%, due 05/01/37	1,215,777	1,140,331
5.000%, due 06/01/37	1,812,053	1,699,607
5.000%, due 07/01/37	1,453,983	1,363,756
5.250%, due 08/01/12	1,460,000	1,459,988
5.500%, due 03/01/37	50,238	48,518
5.500%, due 07/01/37	8,735,288	8,436,171
FNMA ARM
3.853%, due 06/01/34	1,168,950	1,153,491
3.997%, due 04/01/34	1,562,029	1,527,072
4.653%, due 07/01/35	4,811,810	4,750,812
5.463%, due 08/01/32	315,752	318,233

	Face amount[1]	Value
Federal national mortgage association certificates—(concluded)
FNMA TBA
5.500%, TBA	$37,300,000	$36,061,562
Total federal national mortgage association certificates (cost—$70,505,691)		70,446,051
Collateralized mortgage obligations—26.58%
Banc of America Commercial Mortgage, Inc.,
Series 2000-1, Class A2A 7.333%, due 11/51/31	2,460,000	2,533,833
Series 2001-1, Class A2 6.503%, due 04/15/36	1,903,359	1,951,385
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,196,084
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 5.690%, due 11/25/34[3]	1,329,854	1,331,398
Bear Stearns ARM Trust, Series 2004-5, Class 2A 3.999%, due 07/25/34	2,732,998	2,689,741
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,282,395
Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2 7.198%, due 01/15/32	1,976,992	2,036,949
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2 6.030%, due 09/15/30	724,432	723,785
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B 6.480%, due 05/17/40	2,318,496	2,329,172
FHLMC REMIC, Trust 2626, Class NA 5.000%, due 06/15/23	3,107,499	3,088,002
Trust 2643, Class LC 4.500%, due 07/15/18	1,680,000	1,581,706
Trust 2772, Class DW 4.500%, due 06/15/17	2,330,847	2,280,664
Trust 2964, Class NA 5.500%, due 02/15/26	1,705,471	1,706,542
Trust 3154, Class PJ 5.500%, due 03/15/27	2,573,526	2,579,657
Trust 3159, Class TA 5.500%, due 11/15/26	2,138,804	2,144,203
Trust 3162, Class OA 6.000%, due 10/15/26	3,001,866	3,028,375

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FHLMC REMIC, Trust 3184, Class LA 6.000%, due 03/15/28	$2,337,896	$2,363,006
Trust 3200, Class AD 5.500%, due 05/15/29	7,125,004	7,106,187
Trust 3303, Class PA 5.500%, due 01/15/22	2,920,000	2,930,541
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	2,998,505	3,012,399
First Union-Lehman Brothers-Bank of America, Series 1998-C2, Class A2 6.560%, due 11/18/35	1,060,435	1,062,530
First Union National Bank Commercial Mortgage Trust, Series 2001-C3, Class A3 6.423%, due 08/15/33	3,078,177	3,154,404
FNMA REMIC, Trust 2004-25, Class PA 5.500%, due 10/25/30	2,440,248	2,431,781
Trust 2004-36, Class BS 5.500%, due 11/25/30	1,771,814	1,771,951
Trust 2005-47, Class PA 5.500%, due 09/25/24	2,401,409	2,397,130
Trust 2005-57, Class PA 5.500%, due 05/25/27	1,266,839	1,265,992
Trust 2005-109, Class PV 6.000%, due 10/25/32	2,210,755	2,248,112
Trust 2006-26, Class QA 5.500%, due 06/25/26	2,237,010	2,237,214
Trust 2006-62, Class TA 5.500%, due 06/25/28	658,456	658,861
Trust 2006-63, Class QB 5.500%, due 09/25/27	2,229,755	2,231,358
Trust 2006-65, Class HA 5.500%, due 02/25/29	2,149,258	2,149,795
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A2 7.179%, due 08/15/36	1,442,889	1,479,369
Series 2000-C3, Class A2 6.957%, due 09/15/35	2,835,000	2,945,797
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,520,000	2,586,405
Series 2005-C1, Class AM 4.754%, due 05/10/43	1,650,000	1,536,014
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	653,466

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
J.P. Morgan Chase Commercial Mortgage Securities, Series 2004-CBX, Class A4 4.529%, due 01/12/37	$2,090,000	$2,016,924
J.P. Morgan Mortgage Trust, Series 2006-A2, Class 5A3 3.754%, due 11/25/33[3]	3,444,202	3,442,874
Lehman Brothers Commercial Conduit Mortgage Trust, Series 1998-C1, Class A3 6.480%, due 02/18/30	2,130,870	2,128,753
Series 1998-C4, Class A1B 6.210%, due 10/15/35	1,704,403	1,711,031
Morgan Stanley Capital I, Series 1999-LIFE, Class A2 7.110%, due 04/15/33	2,427,332	2,486,037
Series 2005-HQ6, Class A2A 4.882%, due 08/13/42	2,600,000	2,557,979
Series 2007-T27, Class A4 5.804%, due 06/11/42	2,900,000	2,831,328
Nationslink Funding Corp., Series 1998-2, Class A2 6.476%, due 08/20/30	2,243,350	2,250,008
Series 1999-SL, Class A6 6.608%, due 11/10/30	597	596
Residential Accredit Loans, Inc., Series 2006-QS2, Class 1A9 5.500%, due 02/25/36	2,690,480	2,676,891
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	1,572,845	1,513,638
Structured ARM Loan Trust, Series 2004-13, Class A2 5.620%, due 09/25/34	341,371	341,938
Structured Asset Securities Corp., Series 2003-2, Class C 5.760%, due 01/21/09[3,4]	893,049	892,513
Series 2003-AL1, Class A 3.357%, due 04/25/31[5]	834,418	745,552
Series 2004-6, Class 4A1 ARM 4.844%, due 06/25/34	3,627,633	3,572,598
TIAA Real Estate CDO Ltd., Series 2001-C1A, Class A3 6.560%, due 06/19/26[5]	1,385,229	1,390,093
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[5]	2,860,000	2,837,706
Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1 4.524%, due 06/25/34[3]	2,589,695	2,528,599
Total collateralized mortgage obligations (cost—$117,592,159)		116,631,261

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Asset-backed securities—17.33%
American Express Master Credit Card Trust, Series 2005-5, Class A 5.360%, due 02/15/13[3]	$3,000,000	$2,999,076
Bank One Issuance Trust, Series 2003-A3, Class A3 5.430%, due 12/15/10[3]	2,800,000	2,802,552
Capital Auto Receivables Asset Trust, Series 2005-1, Class A4 4.050%, due 07/15/09[6]	2,191,676	2,182,302
Chase Credit Card Master Trust, Series 2003-6, Class A 5.430%, due 02/15/11[3]	3,800,000	3,805,389
Chase Issuance Trust, Series 2004-A9, Class A9 3.220%, due 06/15/10	2,800,000	2,788,257
Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3 5.340%, due 07/15/10	3,200,000	3,203,560
Citibank Credit Card Issuance Trust, Series 1998-2, Class A 6.050%, due 01/15/10	2,890,000	2,901,289
Series 2003-A1, Class A1 5.460%, due 01/15/10[3]	3,220,000	3,221,856
Series 2003-A6, Class A6 2.900%, due 05/17/10	3,475,000	3,413,028
Series 2003-A9, Class A9 5.440%, due 11/22/10[3]	4,175,000	4,179,566
Series 2004-A4, Class A4 3.200%, due 08/24/09	3,325,000	3,319,957
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV1 5.410%, due 04/25/36[3]	309,067	309,073
Series 2005-IM3, Class A1 5.440%, due 03/25/36[3]	374,411	374,404
Series 2006-IM1, Class A1 5.410%, due 04/25/36[3]	249,363	249,370
DaimlerChrysler Auto Trust, Series 2005-B, Class A3 4.040%, due 09/08/09	1,411,919	1,406,185
Discover Card Master Trust I, Series 2003-2, Class A 5.450%, due 08/15/10[3]	3,105,000	3,107,519
Ford Credit Auto Owner Trust, Series 2006-A, Class A3 5.050%, due 03/15/10	3,325,000	3,319,951
Series 2006-B, Class A2A 5.420%, due 07/15/09	2,154,370	2,154,965
Series 2006-B, Class A3 5.260%, due 10/15/10	3,000,000	3,000,846
Series 2006-C, Class A3 5.160%, due 11/15/10	3,800,000	3,800,593

	Face amount[1]	Value
Asset-backed securities—(concluded)
Honda Auto Receivables Owner Trust, Series 2006-3, Class A3 5.120%, due 10/15/10	$3,375,000	$3,372,364
MBNA Credit Card Master Note Trust, Series 2002-A13, Class A 5.450%, due 05/17/10[3]	3,040,000	3,041,727
Series 2005-A3, Class A3 4.100%, due 10/15/12	2,400,000	2,339,568
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3 5.160%, due 02/15/10	3,775,000	3,771,506
Series 2006-C, Class A4 5.450%, due 06/15/12	3,725,000	3,755,266
Residential Asset Mortgage Products, Inc., Series 2006-RS2, Class A1 5.400%, due 03/25/26[3]	672,921	672,822
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 4.250%, due 01/25/28	3,300,000	3,259,026
Wachovia Auto Owner Trust, Series 2006-A, Class A3 5.350%, due 02/22/11	3,275,000	3,279,290
Total asset-backed securities (cost—$76,122,745)		76,031,307
Corporate notes—27.80%
Aerospace & defense—0.16%
Raytheon Co. 6.750%, due 08/15/07	689,000	689,266
Airlines—0.11%
Continental Airlines, Inc. 6.545%, due 02/02/19	498,754	504,056
Automotive—0.49%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	783,696
5.750%, due 09/08/11	1,150,000	1,148,683
6.500%, due 11/15/13	200,000	204,931
		2,137,310
Banking-non-US—1.35%
HBOS Treasury Services PLC 3.750%, due 09/30/08[5]	500,000	490,894
5.000%, due 11/21/11[5]	2,980,000	2,951,153
Kreditanstalt Fuer Wiederaufbau 3.250%, due 09/21/07	1,400,000	1,396,000
National Westminster Bank 7.750%, due 10/16/07[7,8]	650,000	652,005
Swedish Export Credit Corp. 3.500%, due 01/15/08	425,000	422,279
		5,912,331

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—4.40%
BAC Capital Trust XI 6.625%, due 05/23/36	$200,000	$199,184
BankBoston N.A. 6.375%, due 04/15/08	400,000	402,221
Bank of America Corp. 4.500%, due 08/01/10	90,000	88,126
5.370%, due 03/24/09[3]	3,200,000	3,200,675
7.800%, due 02/15/10	1,315,000	1,393,452
Bank of America NA 6.100%, due 06/15/17	925,000	932,255
Bank One Corp. 2.625%, due 06/30/08	250,000	243,859
Bank One N.A., Illinois 3.700%, due 01/15/08	975,000	967,186
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[5]	1,300,000	1,254,413
JP Morgan Chase Bank NA 6.000%, due 07/05/17	1,825,000	1,859,273
Suntrust Bank 3.625%, due 10/15/07	635,000	632,709
4.000%, due 10/15/08	430,000	424,233
4.415%, due 06/15/09	500,000	492,500
US Bank N.A. 6.500%, due 02/01/08	860,000	862,270
US Central Credit Union 2.750%, due 05/30/08	785,000	767,415
Wachovia Bank N.A. 5.400%, due 03/23/09[3]	1,875,000	1,875,609
Wachovia Corp. 5.625%, due 12/15/08	840,000	842,418
Wells Fargo & Co. 3.120%, due 08/15/08	1,150,000	1,118,589
4.200%, due 01/15/10	1,545,000	1,511,103
4.875%, due 01/12/11	220,000	216,960
		19,284,450
Consumer products—0.21%
Xstrata Finance Canada 5.800%, due 11/15/16[5]	950,000	931,635
Diversified financials—1.09%
Encana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	450,103
General Electric Capital Corp. MTN 5.000%, due 04/10/12	330,000	325,150
5.875%, due 02/15/12	320,000	326,280
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	3,605,000	3,489,730
Nationwide Building Society 4.250%, due 02/01/10[5]	180,000	175,349
		4,766,612
Electric utilities—0.76%
American Electric Power 4.709%, due 08/16/07	520,000	519,848

	Face amount[1]	Value
Corporate notes—(continued)
Electric utilities—(concluded)
DTE Energy Co. 5.630%, due 08/16/07	$625,000	$625,023
PSEG Funding Trust 5.381%, due 11/16/07	650,000	649,457
Scottish Power PLC 4.910%, due 03/15/10	950,000	942,236
SP Powerassets Ltd. 3.800%, due 10/22/08[5]	600,000	587,792
		3,324,356
Energy—0.80%
Anadarko Petroleum Corp. 3.250%, due 05/01/08	675,000	663,121
5.950%, due 09/15/16	1,875,000	1,842,574
Florida Power Corp. 4.800%, due 03/01/13	340,000	326,730
Ocean Energy, Inc. 4.375%, due 10/01/07	675,000	673,491
		3,505,916
Financial services—9.06%
Bank of New York Co., Inc. MTN 3.900%, due 09/01/07	450,000	449,481
Bear Stearns Co., Inc. 3.250%, due 03/25/09	550,000	529,835
4.550%, due 06/23/10	670,000	645,581
5.500%, due 08/15/11	750,000	732,670
Citigroup, Inc. 4.125%, due 02/22/10	4,445,000	4,334,809
4.625%, due 08/03/10	340,000	334,820
Credit Suisse Guernsey 5.860%, due 05/15/17[7,8]	2,290,000	2,157,576
General Electric Capital Corp. 3.500%, due 08/15/07	1,225,000	1,224,236
5.000%, due 11/15/11	4,555,000	4,487,431
General Electric Capital Corp. MTN 4.875%, due 10/21/10	2,350,000	2,326,404
5.000%, due 12/01/10	3,100,000	3,083,548
J.P. Morgan Chase & Co. 4.000%, due 02/01/08	1,530,000	1,517,420
Lehman Brothers Holdings, Inc. 5.750%, due 04/25/11	895,000	895,791
5.750%, due 07/18/11	905,000	909,666
Lehman Brothers Holdings, Inc. MTN 5.500%, due 05/25/10[3]	2,500,000	2,490,575
Massmutual Global Funding 2.550%, due 07/15/08[5]	800,000	778,753
Morgan Stanley 5.050%, due 01/21/11	1,460,000	1,432,270
5.610%, due 01/09/12[3]	6,630,000	6,513,783
6.600%, due 04/01/12	575,000	597,278
6.750%, due 04/15/11	250,000	258,845

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Morgan Stanley MTN 5.550%, due 04/27/17	$305,000	$287,100
New York Life Global Funding MTN 3.875%, due 01/15/09[5]	1,000,000	978,917
Principal Life Global Funding 3.625%, due 04/30/08[5]	455,000	447,211
SLM Corp. 4.690%, due 01/31/14[3]	1,700,000	1,367,565
State Street Corp. 7.650%, due 06/15/10	345,000	365,657
TIAA Global Markets 3.875%, due 01/22/08[5]	250,000	248,040
US Bancorp 3.950%, due 08/23/07	375,000	374,692
		39,769,954
Insurance—1.14%
Berkshire Hathaway Finance Corp. 4.125%, due 01/15/10	1,430,000	1,400,336
Chubb Corp. 6.375%, due 03/29/37[3]	425,000	409,254
Metropolitan Life Global Funding 4.250%, due 07/30/09[5]	235,000	230,997
Progressive Corp. 6.700%, due 06/15/37[3]	735,000	704,578
Prudential Financial, Inc. 3.750%, due 05/01/08	850,000	838,240
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	975,000	987,173
Travelers Cos., Inc. 6.250%, due 03/15/37[3]	450,000	422,909
		4,993,487
Media—1.40%
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,519,347
5.900%, due 03/15/16	550,000	536,066
Lenfest Communications, Inc. 7.625%, due 02/15/08	745,000	751,863
News America Holdings 8.500%, due 02/23/25	200,000	230,445
9.500%, due 07/15/24	225,000	275,893
Rogers Communications 6.250%, due 06/15/13	825,000	829,178
Time Warner Cable, Inc. 5.850%, due 05/01/17[5]	1,700,000	1,639,458
Time Warner, Inc. 7.570%, due 02/01/24	350,000	372,668
		6,154,918
Medical providers—0.67%
Aetna, Inc. 6.000%, due 06/15/16	1,980,000	1,983,695
WellPoint, Inc. 5.000%, due 01/15/11	950,000	934,466
		2,918,161

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—0.34%
ConocoPhillips Co. 8.750%, due 05/25/10	$1,250,000	$1,363,888
Encana Corp. 4.600%, due 08/15/09	150,000	147,817
		1,511,705
Oil refining—0.13%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	367,961
Enterprise Products Operating LP 4.000%, due 10/15/07	225,000	224,236
		592,197
Oil services—0.19%
Halliburton Co. 5.500%, due 10/15/10	850,000	851,877
Pharmaceuticals—0.28%
Abbott Laboratories 5.600%, due 05/15/11	875,000	881,761
Schering-Plough Corp. 5.550%, due 12/01/13	340,000	341,193
		1,222,954
Real estate investment trusts—0.57%
Archstone-Smith Operating Trust 5.000%, due 08/15/07[6]	340,000	339,941
AvalonBay Communities, Inc. MTN 5.000%, due 08/01/07	555,000	555,000
6.125%, due 11/01/12	280,000	286,803
ERP Operating LP 6.625%, due 03/15/12	780,000	809,866
Rouse Co. 3.625%, due 03/15/09	225,000	215,820
5.375%, due 11/26/13	315,000	289,743
		2,497,173
Retail—0.10%
Federated Department Stores 6.625%, due 09/01/08	130,000	130,734
Federated Retail Holdings 5.900%, due 12/01/16	300,000	290,166
		420,900
Software—0.38%
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,677,436
Special purpose entity—0.73%
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[5]	330,000	317,625
Goldman Sachs Capital II 5.793%, due 06/01/12[7,8]	1,565,000	1,479,266
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,418,793
		3,215,684

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Corporate notes—(concluded)
Telecommunications—2.39%
AT&T Broadband Corp. 8.375%, due 03/15/13		$1,585,000	$1,768,158
Cox Communications, Inc. 7.125%, due 10/01/12		350,000	365,246
7.750%, due 11/01/10		110,000	116,661
SBC Communications, Inc. 5.875%, due 02/01/12		95,000	95,718
Sprint Capital Corp. 7.625%, due 01/30/11		475,000	499,415
Sprint Nextel Corp. 6.000%, due 12/01/16		25,000	23,593
TCI Communications, Inc. 7.875%, due 08/01/13		100,000	109,007
8.750%, due 08/01/15		50,000	57,365
Telecom Italia Capital 5.250%, due 11/15/13		1,665,000	1,583,215
5.250%, due 10/01/15		205,000	190,741
Telefonica Emisiones SAU 5.855%, due 02/04/13		925,000	922,123
5.984%, due 06/20/11		1,500,000	1,507,183
6.421%, due 06/20/16		950,000	956,103
Telefonica Europe BV 7.750%, due 09/15/10		235,000	248,585
Verizon New Jersey, Inc. 5.875%, due 01/17/12		2,030,000	2,043,581
			10,486,694
Utilities—0.63%
Dominion Resources, Inc. 5.125%, due 12/15/09		650,000	646,561
Nisource Finance Corp. 5.930%, due 11/23/09[3]		950,000	950,229
7.875%, due 11/15/10		1,075,000	1,146,674
			2,743,464
Wireless telecommunications—0.42%
Vodafone Group PLC 3.950%, due 01/30/08		900,000	893,686
7.750%, due 02/15/10		920,000	966,177
			1,859,863
Total corporate notes (cost—$123,651,126)			121,972,399
Non-US government obligations—1.32%
Government of Japan 1.150%, due 11/20/21[3]	JPY	507,000,000	4,234,808
Republic of France 3.750%, due 04/25/17	EUR	1,200,000	1,554,010
Total non-US government obligations (cost—$5,879,221)			5,788,818

	Face amount[1]	Value
Short-term US government agency obligation[9]—10.60%
Federal Home Loan Bank 5.090%, due 08/01/07 (cost—$46,500,000)	$46,500,000	$46,500,000
	Number of shares
Investments of cash collateral from securities loaned—1.48%
Money market funds[10]—0.73%
AIM Liquid Assets Portfolio, 5.203%	826	826
AIM Prime Portfolio, 5.213%	168	168
DWS Money Market Series, 5.289%	2,749	2,749
UBS Private Money Market Fund LLC, 5.228%[11]	3,207,180	3,207,180
Total money market funds (cost—$3,210,923)		3,210,923
Repurchase agreement—0.75%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07, collateralized by $3,325,000 Federal Home Loan Bank obligations, 5.250% due 10/30/08; (value—$3,369,126); proceeds: $3,300,486 (cost—$3,300,000)	$3,300,000	$3,300,000
Total investments of cash collateral from securities loaned (cost—$6,510,923)		6,510,923
Total investments (cost—$487,462,659) —110.55%		485,051,044
Liabilities in excess of other assets—(10.55)%		(46,307,444)
Net assets—100.00%		$438,743,600

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2007.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

4  Illiquid security representing 0.20% of net assets as of July 31, 2007.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.65% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Entire or partial amount delivered to broker as collateral for futures transactions.

7  Perpetual bond security. The maturity date reflects the next call date.

8  Variable rate security. The interest rate shown is the current rate as of July 31, 2007, and resets at the next call date.

9  Rate shown is the discount rate at date of purchase.

10  Rates shown reflect yield at July 31, 2007.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$1,543,142	$118,914,365	$117,250,327	$3,207,180	$3,634

ARM  Adjustable Rate Mortgage. The interest rate shown is the current rates as of July 31, 2007.

CDO  Collateralized Debt Obligation

EUR  Euro

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
44	EUR	Federal Republic of Germany Bond 10 Year Futures	September 2007	$6,749,320	$6,790,867	$41,547
140	USD	90 Day Euro Dollar Futures	December 2008	33,217,163	33,300,750	83,587
219	USD	US Treasury Note 5 Year Futures	September 2007	22,810,732	23,097,656	286,924
541	USD	US Treasury Note 10 Year Futures	September 2007	57,683,174	58,115,234	432,060
				120,460,389	121,304,507	844,118
		Sale contracts		Proceeds
177	USD	US Treasury Bond 30 Year Futures	September 2007	19,060,386	19,481,063	(420,677)
						$423,441

Currency type abbreviations:

EUR  Euro

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation
Euro	1,131,000	USD	1,562,661	10/17/07	$11,587
United States Dollar	217,468	JPY	26,108,000	10/15/07	5,050
United States Dollar	4,431,844	JPY	532,120,000	10/15/07	103,390
					$120,027

Currency type abbreviations:

JPY  Japanese Yen

USD  US Dollar

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	95.6%
Japan	0.9
Spain	0.7
United Kingdom	0.7
Canada	0.6
France	0.3
Germany	0.3
Ireland	0.3
Italy	0.3
Netherlands	0.1
Singapore	0.1
Sweden	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 4.63% (before the deduction of the maximum UBS PACE Select program fee; 3.07% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Government/Credit Index (the "Index") returned 5.68%, and the median return for the Lipper Intermediate Investment Grade Debt Funds category was 4.77%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 42. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The Federal Reserve Board (the "Fed") remained on hold throughout the year ended July 31, 2007, after pausing in August 2006 with the federal funds rate at 5.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) Even as worries about the subprime mortgage sector developed late in the period, the Fed focused on stronger economic data, making it difficult for them to lower rates as they remained concerned about inflation. (Subprime mortgage loans are riskier loans, in that they are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history.) Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers, which helped offset headwinds from the residential property market. In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed's targeted range. Weakness in the subprime mortgage sector produced a significant tightening of credit conditions for lower-quality and first-time borrowers—yet another blow to an already soft housing market. At the end of July 2007, the benchmark 10-year Treasury bond yielded 4.74%, 22 basis points lower than at the start of the period (a basis point is one one-hundredth of one percent).

Advisor's comments

A diversified mix of higher-quality strategies added value during the reporting period. Specifically, maintaining positions that have the potential to benefit from expectations of a steeper yield curve and a repricing of risk began to benefit the Portfolio as the fiscal year progressed. Riskier assets, such as emerging markets bonds and currencies, outperformed during the period as liquidity remained ample—even amid global central bank tightening—while historically low volatility tempted investors to stretch for additional

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

William C. Powers

Objective:

Total return consisting of income and capital appreciation.

Investment process:

The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Advisor's comments – concluded

yield. Interest rate strategies that focused on duration (a measure of an investment's sensitivity to interest rate changes) and the yield curve were slightly positive during the reporting period, as interest rates fell and the yield curve steepened.

An emphasis on mortgage-backed bonds detracted from returns, as this sector underperformed Treasury bonds. This was mainly due to reduced demand from banks and other financial institutions. Another factor causing mortgage securities to underperform was greater-than-expected issuance of fixed rate mortgages, which was attributable to the refinancing of adjustable-rate mortgages.

An underweight to corporate securities was positive for returns, as this sector lagged Treasury bonds. This underperformance was driven by lower investor confidence stemming from the collapse of several hedge funds backed by subprime mortgage loans. A tactical allocation to high yield corporate bonds also added value, as these securities significantly outperformed their high-grade counterparts.

Our non-US positions were a negative for performance, as central banks, both in the Eurozone and the UK, raised interest rates during the period to quell inflation. However, exposure to emerging markets debt added to returns, as credit fundamentals continued to improve in this sector. Finally, exposure to select currencies added to returns as the US dollar depreciated.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Lehman Brothers Government/Credit Index

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Lehman Brothers Government/Credit Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.32%	4.47%	N/A	5.40%
maximum sales charge	Class B3	3.55%	3.71%	N/A	4.47%
or UBS PACE Select	Class C4	3.87%	3.97%	N/A	5.00%
program fee	Class Y5	4.76%	4.79%	N/A	5.36%
	Class P6	4.63%	4.76%	5.69%	6.39%
After deducting	Class A2	-0.34%	3.51%	N/A	4.67%
maximum sales charge	Class B3	-1.45%	3.36%	N/A	4.47%
or UBS PACE Select	Class C4	3.12%	3.97%	N/A	5.00%
program fee	Class P6	3.07%	3.20%	4.12%	4.81%
Lehman Brothers Government/Credit Index		5.68%	4.65%	5.86%	6.15%
Lipper Intermediate Investment Grade Debt Funds median		4.77%	4.15%	5.12%	5.41%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -0.04%; 5-year period, 3.32%; since inception, 4.55%; Class B—1-year period, -1.14%; 5-year period, 3.15%; since inception, 4.33%; Class C—1-year period, 3.50%; 5-year period, 3.78%; since inception, 4.88%; Class Y—1-year period, 5.06%; 5-year period, 4.59%; since inception, 5.23%; Class P—1-year period, 3.37%; 5-year period, 3.01%; 10-year period, 4.30%; since inception, 4.75%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses, as supplemented on August 1, 2007 were as follows: Class A—1.17% and 1.06%; Class B—1.95% and 1.81%; Class C—1.65% and 1.56%; Class Y—0.82% and 0.81%; and Class P—0.95% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Weighted average duration	5.0	yrs.
Weighted average maturity	6.1	yrs.
Average coupon	5.36%
Net assets (mm)	$708.5
Number of holdings	292
Portfolio composition[1]	07/31/07
Long-term debt securities (bond and notes)	93.7%
Options, futures, swaps and forward foreign currency contracts	0.6
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	12.1
Total	100.0%
Quality diversification[1]	07/31/07
US government and agency securities	49.8%
AAA	17.6
AA	7.9
A	6.9
BBB	5.3
BB	3.3
B	1.2
Below B/non-rated	1.7
Options, futures, swaps and forward foreign currency contracts	0.6
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	12.1
Total	100.0%
Asset allocation[1]	07/31/07
Collateralized mortgage obligations	34.2%
US government agency mortgage pass-through certificates	25.9
Corporate notes	22.7
Asset-backed securities	4.1
Non-US government obligations	3.4
US government obligations	1.9
Municipal bonds and notes	1.5
Stripped mortgage-backed security	0.0	[2]
Options, futures, swaps and forward foreign currency contracts	0.6
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	12.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
US government obligations—1.93%
US Treasury Inflation Index Notes (TIPS), 3.625%, due 01/15/08	$257,384	$256,540
US Treasury Notes 4.500%, due 03/31/12	700,000	696,609
4.625%, due 11/15/16[2]	10,100,000	9,976,901
4.875%, due 07/31/11[2]	2,700,000	2,727,842
Total US government obligations (cost—$13,382,193)		13,657,892
Government national mortgage association certificates—0.06%
GNMA 8.000%, due 06/15/17	80,431	84,347
8.000%, due 07/15/17	82,414	86,736
8.000%, due 09/15/17	50,840	53,399
8.000%, due 11/15/17	108,438	113,885
GNMA II ARM 5.375%, due 05/20/26	48,897	49,470
5.750%, due 07/20/25	15,077	15,252
6.125%, due 11/20/23	12,439	12,552
6.375%, due 01/20/26	30,200	30,518
Total government national mortgage association certificates (cost—$447,676)		446,159
Federal home loan bank certificate—0.27%
FHLB 5.000%, due 12/20/11 (cost—$1,851,403)	1,900,000	1,874,966
Federal home loan mortgage corporation certificates—0.88%
FHLMC 4.500%, due 11/01/08	2,768,987	2,731,561
5.000%, due 09/01/35	337,260	317,278
5.000%, due 10/01/35	180,621	169,920
5.000%, due 11/01/35	1,554,290	1,462,205
7.645%, due 05/01/25	1,494,985	1,562,201
Total federal home loan mortgage corporation certificates (cost—$6,326,892)		6,243,165
Federal housing administration certificates—0.02%
FHA GMAC 7.430%, due 06/01/21	132,914	132,250
FHA Reilly 7.430%, due 10/01/20	39,928	39,728
Total federal housing administration certificates (cost—$184,411)		171,978

	Face amount[1]	Value
Federal national mortgage association certificates—24.70%
FNMA 5.000%, due 09/01/35[3]	$875,922	$824,033
5.000%, due 02/01/36[3]	66,825,801	62,867,073
5.000%, due 03/01/36[3]	14,890,477	14,008,373
5.396%, due 11/01/34	12,360,949	11,956,901
5.500%, due 06/01/33	26,666	25,883
5.500%, due 07/01/33	10,447	10,140
5.500%, due 01/01/35	401,119	388,830
5.500%, due 05/01/35	249,421	241,508
5.500%, due 06/01/35	1,361,513	1,318,316
5.500%, due 08/01/35	975,198	944,258
5.500%, due 10/01/35	450,601	436,304
5.500%, due 11/01/35	1,260,469	1,220,479
5.500%, due 12/01/35	3,495,917	3,385,002
5.500%, due 01/01/36	3,282,012	3,177,884
5.500%, due 02/01/36	3,726,702	3,604,357
5.500%, due 03/01/36	2,878,418	2,781,408
5.500%, due 04/01/36	843,555	816,003
5.500%, due 05/01/36	534,334	516,325
5.500%, due 06/01/36	1,509,109	1,458,248
5.500%, due 08/01/36	121,842	117,976
6.000%, due 10/01/36[3]	1,363,017	1,351,424
6.970%, due 12/01/09	3,606,529	3,732,194
FNMA ARM 4.186%, due 11/01/34	14,320,848	14,361,562
4.463%, due 02/01/34	4,098,585	4,007,852
6.208%, due 05/01/30	160,683	162,900
6.429%, due 08/01/40	408,090	415,513
7.221%, due 05/01/27	65,276	65,740
7.259%, due 04/01/27	52,659	53,164
FNMA ARM COFI 3.358%, due 11/01/26	224,261	224,223
FNMA TBA 5.500%, TBA	42,000,000	40,556,250
Total federal national mortgage association certificates (cost—$177,456,097)		175,030,123
Collateralized mortgage obligations—34.19%
Arran Residential Mortgages Funding PLC, Series 2006-1A, Class A1B 5.340%, due 04/12/36[4,5]	820,723	820,476
Banc of America Funding Corp., Series 2005-D, Class A1 4.113%, due 05/25/35[4]	6,632,848	6,515,379
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 7.429%, due 07/20/32[4]	11,368	11,491
Bear Stearns ARM Trust, Series 2005-9, Class A1 4.625%, due 10/25/35	2,871,247	2,826,465

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Bear Stearns Alternative Loan Trust-A Trust, Series 2006-1, Class 21A2 5.960%, due 02/25/36[4]	$2,642,986	$2,655,687
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 5.430%, due 03/15/19[4,5]	5,099,291	5,098,313
Bear Stearns, Series 2003-1, Class 5A1, 5.447%, due 04/25/33[4]	101,086	100,305
Series 2003-1, Class 6A1, 5.040%, due 04/25/33[4]	291,196	288,953
Series 2003-3, Class 1A, 7.298%, due 10/25/33[4]	174,740	176,841
Series 2004-3, Class 1A2, 5.783%, due 07/25/34[4]	1,508,391	1,505,662
Series 2004-6, Class 2A1, 5.078%, due 09/25/34[4]	4,678,495	4,681,405
Series 2004-7, Class 1A1, 4.931%, due 10/25/34[4]	3,150,617	3,185,633
Series 2004-9, Class 2A1, 5.342%, due 09/25/34[4]	1,845,573	1,841,752
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	261,275	257,096
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 4.900%, due 12/25/35[4]	2,111,561	2,096,508
Series 2006-AR1, Class 1A1, 4.900%, due 10/25/35[4]	4,377,648	4,322,828
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	1,119,118	1,115,396
Countrywide Home Loans, Series 2003-R4, Class 2A, 6.500%, due 01/25/34[5]	2,234,052	2,275,230
Series 2004-12, Class 11A2, 4.948%, due 08/25/34[4]	1,527,449	1,527,306
FHLMC REMIC, Series 1278, Class K, 7.000%, due 05/15/22	233,468	232,953
Series 1367, Class KA, 6.500%, due 09/15/22	4,278	4,256
Series 1502, Class PXZ, 7.000%, due 04/15/23	1,134,690	1,163,422
Series 1503, Class PZ, 7.000%, due 05/15/23	384,249	393,384
Series 1534, Class Z, 5.000%, due 06/15/23	405,251	398,869
Series 1548, Class Z, 7.000%, due 07/15/23	323,085	332,127

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1562, Class Z, 7.000%, due 07/15/23	$480,846	$494,710
Series 1694, Class Z, 6.500%, due 03/15/24	148,228	152,354
Series 2061, Class Z, 6.500%, due 06/15/28	948,616	958,834
Series 2400, Class FQ, 5.820%, due 01/15/32[4]	394,114	399,508
Series 2579, Class DZ, 5.000%, due 03/15/34	5,904,757	5,117,784
Series 2764, Class LZ, 4.500%, due 03/15/34	2,323,017	1,799,893
Series 2764, Class ZG, 5.500%, due 03/15/34	4,202,491	3,897,989
Series 2835, Class JZ, 5.000%, due 08/15/34	3,238,628	2,934,541
Series 2849, Class PZ, 5.000%, due 07/15/33	11,219,533	9,560,639
Series 2921, Class PG, 5.000%, due 01/15/35	6,200,000	5,702,043
Series 2983, Class TZ, 6.000%, due 05/15/35	4,895,376	4,669,136
Series 3149, Class CZ, 6.000%, due 05/15/36	6,817,510	6,519,532
Series G23, Class KZ, 6.500%, due 11/25/23	292,035	300,339
Series T-054, Class 2A, 6.500%, due 02/25/43	1,546,750	1,557,625
Series T-058, Class 2A, 6.500%, due 09/25/43	6,035,093	6,158,826
Series T-061, Class 1A1, 6.429%, due 07/25/44[4]	3,545,117	3,560,806
Series T-075, Class A1, 5.350%, due 12/25/36[4]	7,000,000	7,000,000
FNMA REMIC, Series 1998-066, Class FG, 5.620%, due 02/25/28[4]	196,807	197,831
Series 2000-034, Class F, 5.770%, due 10/25/30[4]	29,116	29,484
Series 2002-080, Class A1, 6.500%, due 11/25/42	2,953,357	3,007,706
Series 2003-064, Class AH, 6.000%, due 07/25/33	8,937,891	8,822,308
Series 2003-106, Class US, 1.095%, due 11/25/23[6,7]	333,000	225,084
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	198,996	204,441
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	3,506,342	3,521,117
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	4,277,578	4,364,946
Series 2005-024, Class ZE, 5.000%, due 04/25/35	1,278,512	1,074,055

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-47, Class PA, 5.500%, due 09/25/24	$6,425,391	$6,413,943
Series 2005-116, Class TZ, 5.500%, due 01/25/36	5,999,238	5,455,402
Series 2005-120, Class ZU, 5.500%, due 01/25/36	6,544,623	6,053,968
Series 2006-065, Class GD, 6.000%, due 07/25/26	2,800,000	2,818,258
Trust, Series 1991-065, Class Z, 6.500%, due 06/25/21	19,287	19,826
Trust, Series 1992-040, Class ZC, 7.000%, due 07/25/22	46,202	47,861
Trust, Series 1992-129, Class L, 6.000%, due 07/25/22	24,926	25,288
Trust, Series 1993-037, Class PX, 7.000%, due 03/25/23	68,242	71,227
Trust, Series 1993-060, Class Z, 7.000%, due 05/25/23	418,281	434,807
Trust, Series 1993-065, Class ZZ, 7.000%, due 06/25/13	456,977	468,915
Trust, Series 1993-070, Class Z, 6.900%, due 05/25/23	61,916	64,228
Trust, Series 1993-096, Class PZ, 7.000%, due 06/25/23	359,629	372,753
Trust, Series 1993-160, Class ZB, 6.500%, due 09/25/23	68,188	68,079
Trust, Series 1993-163, Class ZA, 7.000%, due 09/25/23	31,423	32,522
Trust, Series 1994-023, Class PX, 6.000%, due 08/25/23	457,604	462,453
Trust, Series 1998-M7, Class Z, 6.390%, due 05/25/36	1,492,587	1,531,958
Trust, Series 1999-W4, Class A9, 6.250%, due 02/25/29	1,528,847	1,526,138
GNMA REMIC, Trust, Series 2000-009, Class FG, 5.920%, due 02/16/30[4]	242,661	246,013
Trust, Series 2002-031, Class FW, 5.720%, due 06/16/31[4]	252,586	254,497
Trust, Series 2003-98, Class Z, 6.000%, due 11/20/33	12,453,939	12,261,280
Trust, Series 2005-26, Class ZA, 5.500%, due 01/20/35	5,455,673	5,003,384
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 5.410%, due 03/06/20[4,5]	6,363,453	6,363,453
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.541%, due 09/25/35	3,718,356	3,676,964
Housing Security, Inc., Series 1992-8, Class B 6.077%, due 06/25/24[4]	578,473	578,665

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4 5.937%, due 02/12/49	$3,200,000	$3,151,545
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.446%, due 01/20/17[4]	883,369	967,289
Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI1 5.400%, due 01/25/36[4]	289,323	289,322
Residential Funding Mortgage Security I, Series 2004-S2, Class A1, 5.250%, due 03/25/34	1,818,909	1,784,597
Series 2004-S9, Class 1A23, 5.500%, due 12/25/34	2,300,000	2,014,884
Small Business Administration, Series 1999-20K, Class 1, 7.060%, due 11/01/19	897,034	928,187
Series 2000-20K, Class 1, 7.220%, due 11/01/20	1,112,237	1,161,380
Series 2001-P10B, Class 1, 6.344%, due 08/10/11	2,001,074	2,030,235
Series 2002-20K, Class 1, 5.080%, due 11/01/22	4,091,728	4,037,348
Series 2003-20I, Class 1, 5.130%, due 09/01/23	770,364	762,037
Series 2003-20L, Class 1, 4.890%, due 12/01/23	2,087,878	2,030,037
Series 2004-P10A, Class 1, 4.504%, due 02/10/14	6,813,364	6,562,877
Series 2005-20H, Class 1, 5.110%, due 08/01/25	2,560,388	2,507,059
Series 2007-20D, Class 1, 5.320%, due 04/01/27	7,000,000	6,947,860
Structured ARM Loan Trust, Series 2004-8, Class 3A 5.000%, due 07/25/34	2,024,363	2,009,734
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1, 5.650%, due 09/19/32[4]	771,985	772,595
Series 2006-AR3, Class 11A1, 5.530%, due 04/25/36[4]	3,217,667	3,217,650
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	3,565,402	3,206,223
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A, 6.422%, due 06/25/42[4]	192,420	192,385
Series 2005-AR1, Class A1A, 5.640%, due 01/25/45[4]	291,399	291,888

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2005-AR2, Class 2A1A, 5.630%, due 01/25/45[4]	$371,399	$372,020
Series 2006-AR7, Class 3A, 5.724%, due 07/25/46[4]	4,186,353	4,204,109
Series 2006-AR9, Class 1A, 6.022%, due 08/25/46[4,8]	3,273,078	3,285,116
Series 2006-AR9, Class 2A, 5.724%, due 08/25/46[4]	2,362,426	2,373,985
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1, 4.705%, due 12/25/33[4]	2,611,258	2,553,109
Series 2006-AR2, Class 2A1, 4.950%, due 03/25/36	4,294,158	4,255,330
Total collateralized mortgage obligations (cost—$246,082,056)		242,219,951
Asset-backed securities—4.08%
Ace Securities Corp., Series 2005-HE6, Class A2A 5.430%, due 10/25/35[4]	57,065	57,066
Ace Securities Corp., Series 2006-HE3, A2A 5.370%, due 06/25/36[4]	482,960	482,942
Accredited Mortgage Loan Trust, Series 2006-2, Class A1 5.360%, due 09/25/36[4]	2,336,418	2,334,880
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A1 5.385%, due 07/25/36[4]	1,332,848	1,332,502
Citibank Credit Card Issuance Trust, Series 2003-A3, Class A3 3.100%, due 03/10/10	2,000,000	1,974,258
Citibank Omni-S Master Trust, Series 2002-2, Class A 5.540%, due 04/16/13[4]	2,000,000	2,004,100
Countrywide Asset-Backed Certificates, Series 2006-8, Class 2A1, 5.350%, due 01/25/46[4]	2,680,484	2,679,080
Series 2007-5, Class 2A1, 5.420%, due 09/25/47[4]	2,802,314	2,800,353
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 6.140%, due 09/15/29[4]	78,646	78,271
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF8, Class 2A1 5.350%, due 07/25/36[4]	821,144	821,071
Fremont Home Loan Trust, Series 2006-A, Class 2A1, 5.370%, due 05/25/36[4]	224,121	224,105

	Face amount[1]	Value
Asset-backed securities—(concluded)
Series 2006-A, Class 2A2, 5.420%, due 05/25/36[4]	$1,200,000	$1,199,065
Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A1, 5.390%, due 03/25/36[4]	68,687	68,689
Series 2006-3, Class 2A1, 5.380%, due 04/25/36[4]	426,638	426,647
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A, 5.370%, due 05/25/37[4]	2,849,777	2,843,097
Series 2006-RM2, Class A2A, 5.350%, due 05/25/37[4]	1,231,821	1,231,541
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	563,807	590,990
Morgan Stanley ABS Capital I, Series 2006-WMC2, Class A2A 5.360%, due 07/25/36[4]	2,749,350	2,748,154
New Century Home Equity Loan Trust, Series 2006-2, Class A2A 5.390%, due 08/25/36[4]	935,615	935,284
Residential Asset Securities Corp., Series 2006-EMX4, Class A1, 5.360%, due 06/25/36[4]	709,860	709,834
Series 2006-KS4, Class A1, 5.360%, due 06/25/36[4]	802,621	802,592
Series 2006-KS5, Class A1, 5.390%, due 07/25/36[4]	1,827,732	1,827,086
Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A1 5.350%, due 07/25/36[4]	704,847	704,752
Total asset-backed securities (cost—$28,884,152)		28,876,359
Stripped mortgage-backed security[6,9]—0.00%
FNMA REMIC, Trust Series 1993-40, Class P 7.000%, due 04/25/08 (cost—$93)	5,076	98
Corporate notes—22.70%
Airlines—0.67%
Northwest Airlines, Series 2000-1, Class G 8.072%, due 04/01/21	4,435,530	4,718,295
United Air Lines, Inc. 10.360%, due 11/27/12[6,8,9]	235,710	12,964
		4,731,259
Automobiles—0.48%
DaimlerChrysler N.A. Holding 5.790%, due 03/13/09[4]	2,900,000	2,906,029
6.500%, due 11/15/13	500,000	512,328
		3,418,357

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—4.32%
ASIF II 1.200%, due 03/20/08	JPY	992,000,000	$8,380,430
BNP Paribas 5.186%, due 06/29/15[5,11,12]		3,100,000	2,901,275
Credit Agricole 5.410%, due 05/28/10[4,5]		6,800,000	6,799,980
6.637%, due 05/31/17[5,11,12]		900,000	842,325
HBOS PLC 6.657%, due 05/21/37[5,11,12]		2,400,000	2,179,560
HSBC Holdings PLC 6.500%, due 05/02/36		2,300,000	2,293,760
Nordea Bank Finland 5.283%, due 12/01/08[4]		2,600,000	2,599,607
Resona Bank Ltd. 5.850%, due 04/15/16[5,11,12]		2,900,000	2,753,338
VTB Capital (Vneshtorgbank) 5.955%, due 08/01/08[4,5]		1,500,000	1,494,450
6.110%, due 09/21/07[4,5]		400,000	400,129
			30,644,854
Banking-US—1.37%
American Express, Federal Savings Bank 5.340%, due 06/12/09[4]		2,000,000	1,998,206
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,325,794
5.360%, due 06/12/09[4]		2,900,000	2,900,049
Wachovia Bank N.A. 5.430%, due 12/02/10[4]		1,500,000	1,499,966
			9,724,015
Biotechnology—0.32%
Amgen, Inc. 5.440%, due 11/28/08[4,5]		2,300,000	2,300,750
Diversified financials—4.32%
CIT Group, Inc. 5.000%, due 11/24/08		4,900,000	4,857,434
5.470%, due 06/08/09[4]		3,300,000	3,283,777
General Electric Capital Corp. 5.430%, due 08/15/11[4]		300,000	299,341
5.460%, due 06/15/09[4]		2,800,000	2,806,314
Goldman Sachs Group, Inc. 5.250%, due 10/15/13		400,000	387,210
5.450%, due 12/22/08[4]		1,500,000	1,500,579
5.625%, due 01/15/17		1,800,000	1,705,613
Hutchison Whampoa International Ltd. 5.450%, due 11/24/10		1,200,000	1,200,566
JPMorgan Chase & Co. MTN 5.370%, due 05/07/10[4]		6,700,000	6,682,734
Lehman Brothers Holdings, Inc. 5.370%, due 11/24/08[4]		3,100,000	3,096,652
5.450%, due 01/23/09[4]		2,600,000	2,594,231

	Face amount[1]		Value
Corporate notes—(continued)
Diversified financials—(concluded)
Sumitomo Mitsui Banking 5.625%, due 10/15/15[5,11,12]		$2,300,000	$2,184,255
			30,598,706
Diversified manufacturing—0.23%
Siemens Financierings NV 5.410%, due 08/14/09[4,5]		1,600,000	1,599,645
Electric utilities—0.24%
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,699,938
Energy-integrated—0.14%
CMS Energy Corp. 9.875%, due 10/15/07		1,000,000	1,003,902
Finance-noncaptive diversified—0.69%
Ford Motor Credit Corp. 4.950%, due 01/15/08		3,100,000	3,061,659
7.800%, due 06/01/12		900,000	856,892
Term B Loan, 8.360%, due 11/29/13		995,000	940,275
			4,858,826
Financial services—2.68%
Bear Stearns Co., Inc. 5.588%, due 01/31/11[4]		900,000	886,910
Citigroup, Inc. 5.125%, due 12/12/18	GBP	2,390,000	4,373,460
5.450%, due 05/18/11[4]		700,000	700,614
General Motors Acceptance Corp.[4] 6.510%, due 09/23/08		3,700,000	3,649,769
6.610%, due 05/15/09		1,000,000	961,698
Morgan Stanley 5.406%, due 05/07/09[4]		1,700,000	1,697,530
5.467%, due 02/09/09[4]		2,000,000	1,999,882
Residential Capital LLC 6.460%, due 05/22/09[4]		600,000	570,470
SLM Corp. 5.560%, due 03/15/11[4]		2,600,000	2,437,107
Bridge Loan 6.000%, due 06/30/08[6]		1,700,000	1,700,000
			18,977,440
Forest products—0.23%
Koch Forest Products, Inc. 7.340%, due 12/20/12[4]		1,723,750	1,632,945
Hotels/gaming—0.16%
MGM Mirage, Inc. 6.750%, due 08/01/07		1,100,000	1,100,000
Insurance—1.03%
Metropolitan Life Global Funding I 5.400%, due 05/17/10[4,5]		4,600,000	4,600,221

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
Progressive Corp. 6.700%, due 06/15/37[4]	$2,800,000	$2,684,108
		7,284,329
Media—1.08%
CSC Holdings, Inc. 7.250%, due 07/15/08	3,000,000	2,996,250
Echostar DBS Corp. 5.750%, due 10/01/08	300,000	297,750
Time Warner, Inc. 5.500%, due 11/15/11	3,000,000	2,980,338
Viacom, Inc. 5.710%, due 06/16/09[4]	1,400,000	1,404,407
		7,678,745
Oil refining—0.43%
Enterprise Products Operating L.P. Series B 4.625%, due 10/15/09	1,000,000	983,527
Tesoro Corp. 6.500%, due 06/01/17[5]	800,000	756,000
Valero Energy Corp. 6.625%, due 06/15/37	1,300,000	1,293,956
		3,033,483
Oil services—2.05%
Chesapeake Energy Corp. 2.500%, due 05/15/37	2,700,000	2,710,125
CITIC Resources Finance 6.750%, due 05/15/14[5]	1,100,000	1,036,750
El Paso Corp. 7.000%, due 06/15/17	3,500,000	3,361,687
Kinder Morgan Term B Loan 6.820%, due 05/24/14	872,727	852,044
Oao Rosneft Bridge Term Loan 6.000%, due 09/16/07[6]	3,100,000	3,108,726
Pemex Project Funding Master Trust 5.960%, due 12/03/12[4,5]	300,000	300,000
7.375%, due 12/15/14	3,000,000	3,183,075
		14,552,407
Paper & packaging—0.27%
Georgia-Pacific Corp. 7.125%, due 01/15/17[5]	2,100,000	1,932,000
Publishing—0.15%
Idearc, Inc. Term Loan B 7.330%, due 11/09/14[4,6]	1,094,500	1,039,775
Retail—0.24%
CVS Caremark Corp. 5.660%, due 06/01/10[4]	1,700,000	1,700,763

	Face amount[1]		Value
Corporate notes—(concluded)
Road & rail—0.19%
Burlington Northern Santa Fe Corp. 6.150%, due 05/01/37		$1,400,000	$1,326,835
Telecommunication services—1.18%
Embarq Corp. 6.738%, due 06/01/13		1,300,000	1,322,203
Telefonica Emisones SAU 5.660%, due 06/19/09[4]		2,800,000	2,794,907
Verizon Communications 5.550%, due 02/15/16		3,400,000	3,304,626
Verizon North, Inc. 5.634%, due 01/01/21[6,13]		1,000,000	932,290
			8,354,026
Tobacco—0.23%
Reynolds American, Inc. 7.250%, due 06/15/37		1,600,000	1,624,205
Total corporate notes (cost—$163,588,965)			160,817,205
Non-US government obligations—3.42%
Federal Republic of Brazil 10.250%, due 01/10/28	BRL	18,000,000	9,796,634
Mexican Fixed Rate Bonds, Series M 8.000%, due 12/23/10	MXN	101,740,000	9,383,053
Republic of Italy 3.800%, due 03/27/08	JPY	484,000,000	4,162,796
Russian Federation 7.500%, due 03/31/30[4]		74,625	81,506
United Mexican States 6.750%, due 09/27/34		196,000	205,800
8.000%, due 09/24/22		500,000	591,750
Total non-US government obligations (cost—$26,067,055)			24,221,539
Municipal bonds and notes—1.49%
Tobacco—0.67%
Tobacco Settlement Funding Corp., Rhode Island, Series A, 6.250%, due 06/01/42		200,000	209,204
Series 2001-B, 5.875%, due 05/15/39		1,075,000	1,138,361
Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series A, 7.666%, due 05/15/16		52,838	52,987
Series B, 6.375%, due 05/15/30		3,030,000	3,384,843
			4,785,395

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Municipal bonds and notes—(concluded)
Utilities—0.82%
New York City Municipal Finance Authority Water & Sewer Systems Revenue, Series D 4.750%, due 06/15/38		$3,200,000	$3,206,720
Tennessee Valley Authority 5.375%, due 04/01/56		2,700,000	2,583,109
			5,789,829
Total municipal bonds and notes (cost—$10,540,694)			10,575,224
Short-term non-US government obligation[14]—0.40%
Dutch Treasury Certificate 3.971%, due 08/31/07 (cost—$2,790,140)	EUR	2,076,000	2,830,880
Certificates of deposit[15]—0.35%
Banking-non-US—0.35%
Nordea Bank Finland 5.308%, due 08/09/07 (cost—$2,499,291)		2,500,000	2,499,291
Commercial paper[14]—3.11%
Banking-non-US—1.50%
Westpac Trust Securities NZ Ltd. 5.230%, due 11/19/07		10,800,000	10,627,410
Banking-US—1.61%
Bank of America Corp. 5.230%, due 11/16/07		11,600,000	11,419,681
Total commercial paper (cost—$22,047,091)			22,047,091
Short-term corporate obligations—1.58%
Banking-non-US—1.37%
Royal Bank of Scotland PLC 5.260%, due 08/03/07[15]		3,100,000	3,098,880
5.260%, due 08/28/07[15]		6,600,000	6,598,727
			9,697,607
Hotels/gaming—0.21%
Mandalay Resort Group 10.250%, due 08/01/07		1,000,000	1,000,000
MGM Mirage, Inc. 6.750%, due 02/01/08		500,000	500,000
			1,500,000
Total short-term corporate obligations (cost—$11,199,954)			11,197,607

	Face amount[1]		Value
Short-term US government obligations[14,16]—0.57%
US Treasury Bills 4.400%, due 09/13/07		$1,155,000	$1,148,875
4.645%, due 09/13/07 (cost—$4,017,868)		2,885,000	2,868,993
			4,017,868
Repurchase agreement—5.15%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $37,790,000 US Treasury Notes, 4.250% due 11/15/13; (value—$37,230,060); proceeds: $36,500,785 (cost—$36,496,000)		36,496,000	36,496,000
	Number of contracts
Options*—0.15%
Call options purchased[6]—0.12%
3 Month LIBOR Interest Rate Swap, strike @ 4.750%, expires 03/31/08[17]		29,900,000	96,876
strike @ 4.750%, expires 09/26/08[17]		9,600,000	41,472
strike @ 4.750%, expires 12/15/08[17]		21,500,000	98,685
strike @ 4.750%, expires 09/30/10[17]		9,500,000	41,040
strike @ 5.000%, expires 02/01/08[17]		20,700,000	96,415
strike @ 5.000%, expires 12/15/08[17]		60,700,000	380,589
strike @ 5.300%, expires 03/14/08[18]	GBP	90,000,000	41,744
Japanese Yen Options, strike @ 104.00, expires 03/17/10		2,700,000	96,533
			893,354
Put options purchased—0.03%
90 Day Euro Dollar Futures, strike @ 90.50, expires 09/17/07		48,000	300
strike @ 91.00, expires 09/17/07		827,000	5,169
strike @ 91.75, expires 03/17/08		240,000	1,500
strike @ 93.00, expires 03/17/08		865,000	5,406

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

	Number of contracts	Value
Options*—(concluded)
Put options purchased—(concluded)
Euro Dollar Options, strike @ 92.00, expires 03/17/08	$660,000	$4,125
strike @ 93.25, expires 03/17/08	1,650,000	10,313
Japanese Yen Options, strike @ 104.00, expires 03/17/10[6]	2,700,000	169,954
		196,767
Total options (cost—$1,296,201)		1,090,121
	Number of shares
Investments of cash collateral from securities loaned—1.41%
Money market funds[19]—0.70%
DWS Money Market Series, 5.289%	10	10
UBS Private Money Market Fund LLC,[20] 5.228%	4,995,563	4,995,563
Total money market funds (cost—$4,995,573)		4,995,573

	Face amount[1]	Value
Repurchase agreement—0.71%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07, collateralized by $5,175,000 Federal National Mortgage Association Principal Strips, zero coupon due 11/15/07; (value—$5,100,273); proceeds: $5,000,736 (cost—$5,000,000)	$5,000,000	$5,000,000
Total investments of cash collateral from securities loaned (cost—$9,995,573)		9,995,573
Total investments before investments sold short (cost—$765,153,805)— 106.46%		754,309,090
Investments sold short—(6.36)%
FNMA TBA 5.000%, TBA	(47,000,000)	(44,077,164)
6.000%, TBA	(1,000,000)	(990,625)
Total investments sold short (proceeds—$44,872,344)— (6.36%)		(45,067,789)
Liabilities in excess of other assets—(0.10%)		(711,376)
Net assets—100.00%		$708,529,925

*  Non income producing security.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2007.

3  Entire amount pledged as collateral for investments sold short.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.58% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Illiquid securities representing 1.23% of net assets as of July 31, 2007.

7  Inverse variable rate security. The interest rate shown is the current rate as of July 31, 2007.

8  Security is being fair valued by a valuation committee under the direction of the board of trustees.

9  Bond interest in default.

10  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

11  Perpetual bond security. The maturity date reflects the next call date.

12  Variable rate security. The interest rate shown is the current rate as of July 31, 2007, and resets at the next call date.

13  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.13% of net assets as of July 31, 2007, is considered illiquid and restricted (see table below for more information).

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/07	Value as a percentage of net assets
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	$1,000,000	0.14%	$932,290	0.13%

14  Rates shown are the discount rates at date of purchase.

15  Variable rate security. Maturity date reflects earlier of reset date or stated maturity date. The interest rate shown is the current rate as of July 31, 2007, and resets periodically.

16  Entire amount delivered to broker as collateral for futures transactions.

17  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2007 was 5.359%.

18  3 Month LIBOR (GBP on London Interbank Offered Rate) at July 31, 2007 was 6.043%.

19  Rates shown reflect yield at July 31, 2007.

20  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$374,261	$75,789,089	$71,167,787	$4,995,563	$3,716

ABS  Asset-backed security

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2007.

BRL  Brazilian Real

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

JPY  Japanese Yen

MTN  Medium Term Note

MXN  Mexican Peso

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of contracts (000)	Currency	Call options written[6]	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
23,000	GBP	3 Month LIBOR[18] Interest Rate Swap, strike @ 4.85%	03/14/08	$349,029	$24,179	$324,850
13,000	USD	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.90%	03/31/08	158,600	74,230	84,370
8,300	USD	3 Month LIBOR[17] Interest Rate Swap, strike @ 4.95%	09/26/08	82,666	72,708	9,958
7,200	USD	3 Month LIBOR[17] Interest Rate Swap, strike @ 5.00%	12/15/08	72,540	81,576	(9,036)
9,000	USD	3 Month LIBOR[17] Interest Rate Swap, strike @ 5.10%	02/01/08	108,000	69,123	38,877
20,200	USD	3 Month LIBOR[17] Interest Rate Swap, strike @ 5.20%	12/15/08	236,738	301,788	(65,050)
				$1,007,573	$623,604	$383,969

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
442	EUR	90 Day Euribor Futures	December 2007	$7,563	$3,782	$(3,781)
600	GBP	90 Day Sterling Futures	June 2008	143,742,735	142,985,162	(757,573)
271	GBP	90 Day Sterling Futures	September 2008	64,850,040	64,595,399	(254,641)
2,294	USD	90 Day Euro Dollar Futures	March 2008	544,239,450	545,169,100	929,650
1,161	USD	90 Day Euro Dollar Futures	June 2008	275,400,525	276,158,363	757,838
1,161	USD	90 Day Euro Dollar Futures	September 2008	275,473,375	276,216,412	743,037
367	USD	90 Day Euro Dollar Futures	December 2008	86,961,913	87,295,537	333,624
351	USD	90 Day Euro Dollar Futures	March 2009	83,152,725	83,450,250	297,525
				1,473,828,326	1,475,874,005	2,045,679
		Sale contracts		Proceeds
70	CAD	Canada Bond 10 Year Futures	September 2007	$7,220,567	$7,281,574	$(61,007)
18	JPY	Japan Bond 10 Year Futures	September 2007	19,922,227	20,129,341	(207,114)
238	USD	US Treasury Bond 20 Year Futures	September 2007	26,005,219	26,194,875	(189,656)
725	USD	US Treasury Note 10 Year Futures	September 2007	76,951,953	77,880,859	(928,906)
				130,099,966	131,486,649	(1,386,683)
						$658,996

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Canadian Dollar	59,000	USD	56,103	08/09/07	$785
Canadian Dollar	153,000	USD	146,735	08/09/07	3,282
Euro	6,600,000	USD	9,114,851	08/27/07	76,210
Great Britain Pound	5,370,000	USD	10,720,963	08/09/07	(184,641)
Japanese Yen	1,516,361,000	USD	12,570,441	10/25/07	(369,337)
United States Dollar	198,491	CAD	212,000	08/09/07	280
United States Dollar	71,242	EUR	52,000	08/27/07	(28)
United States Dollar	604,260	EUR	441,000	08/27/07	(315)
United States Dollar	3,296,238	EUR	2,399,000	08/27/07	(10,829)
United States Dollar	2,332,219	GBP	1,150,000	08/09/07	3,246
					$(481,347)

Currency type abbreviations:

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2007

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	92.2%
Mexico	1.4
Brazil	1.3
Cayman Islands	1.3
Japan	0.7
United Kingdom	0.6
Netherlands	0.6
Italy	0.6
France	0.5
Spain	0.4
Luxembourg	0.3
Virgin Islands	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 3.10% (before the deduction of the maximum UBS PACE Select program fee; 1.56% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers US Municipal 3-15 year Blend Index (the "Index") returned 4.13%, and the median return for the Lipper Intermediate Municipal Debt Funds category was 3.34%.

Please note: During the fiscal period, the Portfolio changed its benchmark index from the Lehman Brothers Municipal Five-Year Index to the Lehman Brothers US Municipal 3-15 Year Blend Index. This change was implemented to facilitate any extension of the Fund's duration. (For purposes of comparison, the Lehman Brothers Municipal Five-Year Index (the "Index") returned 3.78% over the fiscal year.) (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 59. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Municipal bond market volatility was relatively low during the majority of the reporting period, with tax-exempt interest rates moving in a somewhat range-bound manner. Municipal yield levels ended the reporting period close to where they began, with the five-year AAA municipal yield increasing by 0.04% to 3.75%, and the 15-year yield (that is, the yield on municipal securities with a stated maturity of 15 years) decreasing by 0.05% to 4.16%. The economic backdrop was highlighted by continued evidence of a weak housing market, moderate economic growth and relatively contained inflationary pressures, which drove a seemingly complacent Federal Reserve Board (the "Fed") to leave the federal funds rate unchanged at 5.25%. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The somewhat steady financial markets were roiled, however, in late June and July, as problems with the subprime mortgage market began to surface. The result was a fear of contagion across all financial markets. (Subprime mortgage loans are riskier loans, in that they are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history.) Perception of risk shifted with investors demanding assets of the highest credit quality. In what was deemed as a flight-to-quality trade, Treasury bonds exhibited strong performance and municipals were challenged to keep pace.

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Market review – continued

In our opinion, the overall relative attractiveness of municipal bond yields or valuations compared with Treasury bonds improved significantly during the period, amidst a backdrop of heavy municipal bond issuance and the flight to liquidity. Municipal yield changes did not keep pace with the rallying Treasury bond market (10-year AAA municipal bond yields declined by 0.02%, while the 10-year Treasury bond yields declined by 0.20%). New municipal bond issuance reached a record 12-month high of $438 billion during the reporting period. State and local governments continued to tap the capital markets to help fund growing infrastructure needs, such as roads, schools and bridges, as well as to save interest costs by refinancing previously issued, but higher cost, debt. Retail investor demand was moderate, as many investors were not enticed to move out of cash alternatives in the flat yield curve and low yield environment (a flat yield curve occurs when all maturities have similar yields). Property and casualty companies, the third largest holder of municipal bonds, exhibited steady demand for municipals as solid profitability trends increased the benefit of tax-favored investment income. Nontraditional investors such as hedge funds, arbitrage desks and even foreign entities absorbed much of the supply and supported the overall liquidity in the market.

Credit trends within the municipal market continued to be positive as total upgrades exceeded downgrades by a margin of 3.7 to 1, according to Moody's Investors Service. The credit outlook for states is positive, although the significant growth in tax revenues experienced in recent years will likely moderate with a weak housing market and spending pressures in areas such as education, Medicaid and infrastructure. States in general have replenished reserve funds since the last economic recession, which may help mitigate the impact of any potential near-term tax revenue shortfalls. Returns on the lowest investment grade bonds (rated BBB) exceeded the highest rated securities (AAA and AA) during the fiscal year as investors sought bonds that provide excess yield in the relatively low interest rate and flat yield curve environment. The relationship between long- and short-maturity municipal yield levels shifted modestly, as the two- to 10-year portion of the municipal yield curve flattened by four basis points to end the period at 30 basis points, well below the long-term average of 109 basis points (a basis point is one one-hundredth of one percent).

Advisor's comments

A diversified mix of sectors and securities offered excess yield, adding value during the reporting period. Income-oriented investors demonstrated strong demand for revenue bonds, to which the Portfolio maintained an overweight versus the Index. In particular, hospital, industrial development and essential service revenue bonds were strong performers. That said, we experienced some price weakness in certain sectors, as the highest-quality sectors outperformed in the flight to quality. Overweights to prepaid natural contract bonds (bonds that guarantee a specific contract) and tobacco securitization bonds were a drag on relative returns at the end of the period.

Valuations weakened in sympathy with the troubles in the taxable corporate bond market. An underweight toward the lower-yielding and underperforming pre-refunded sector was a plus. (Pre-refunded bonds are municipal bonds that are generally backed by US Treasury bonds. In a typical pre-refunded issue, a municipality sells new bonds, using the proceeds to buy Treasury securities. It then sets those Treasury bonds aside in an escrow account that will be used to redeem the older, higher-coupon bonds either at the earliest possible date or some later date.) In addition, the pre-refunded exposure that we did hold was backed by government agencies and performed well. An overweight to the housing bond sector helped relative returns as valuations were relatively stable during rising interest rate periods.

The Portfolio maintained broad exposure across the intermediate maturity spectrum (generally two to 15 years), which was a positive as yields on longer-maturity bonds outperformed those on shorter-duration bonds. The Portfolio maintained a relatively neutral duration posture relative to the Index, although yield

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Advisor's comments – concluded

curve positioning produced a modest overweight to eight- to 12-year maturities (duration is a measure of an investment's sensitivity to interest rate changes). This added to relative returns.

An emphasis on bonds with call features enhanced results, as these structures outperformed in the lower- volatility and flattening yield curve environment. However, since June, the Portfolio has held an underweight to callable structures. An overweight allocation toward BBB-rated municipal bonds enhanced results, particularly Puerto Rico general obligation and industrial development bonds. This was the case as lower-quality credits generally outperformed the highest-quality bonds, barring the flight to quality late in the reporting period.

Our allocations benefited from being overweight California and New York City general obligation bonds. Both regions benefited from strong economic and tax revenue growth, as well as rating upgrade activity. A tactical increase in Puerto Rico general obligation bonds proved to be favorable as valuations of bonds from the commonwealth stabilized. This was in response to prudent financial measures the government took in 2006 to help mitigate Puerto Rico's budgetary issues.

The Portfolio expects to continue to own high-quality credits and sectors and to take advantage of buying opportunities created by shifting market perceptions about risk. In our view, a neutral duration versus the Index and a concentration in the middle of the intermediate maturity spectrum is prudent in this higher-volatility environment. We expect that the preservation and growth of excess income should continue to be the focus of our relative value active management.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolios, the Lehman Brothers US Municipal 3-15 Year Blend Index and the Lehman Brothers Municipal Five-Year Index

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Lehman Brothers US Municipal 3-15 Year Blend Index and the Lehman Brothers Municipal Five-Year Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	2.84%	2.47%	N/A	3.20%
maximum sales charge or	Class B3	2.10%	1.70%	N/A	2.47%
UBS PACE Select program fee	Class C4	2.32%	1.95%	N/A	3.02%
	Class Y5	3.09%	2.72%	N/A	3.45%
	Class P6	3.10%	2.70%	3.70%	4.32%
After deducting	Class A2	-1.81%	1.53%	N/A	2.46%
maximum sales charge or	Class B3	-2.89%	1.34%	N/A	2.47%
UBS PACE Select program fee	Class C4	1.57%	1.95%	N/A	3.02%
	Class P6	1.56%	1.17%	2.15%	2.77%
Lehman Brothers US Municipal 3-15 Year Blend Index		4.13%	3.94%	4.95%	5.31%
Lehman Brothers Municipal Five-Year Index		3.78%	3.17%	4.42%	4.61%
Lipper Intermediate Municipal Debt Funds median		3.34%	3.14%	4.11%	4.46%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -1.60%; 5-year period, 1.60%; since inception, 2.39%; Class B—1-year period, -2.82%; 5-year period, 1.39%; since inception, 2.39%; Class C—1-year period, 1.73%; 5-year period, 2.00%; since inception, 2.96%; Class Y—1-year period, 3.25%; 5-year period, 2.78%; since inception, 3.38%; Class P—1-year period, 1.72%; 5-year period, 1.22%; 10-year period, 2.30%; since inception, 2.74%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses, as supplemented on August 1, 2007 were as follows: Class A—1.04% and 0.93%; Class B—1.80% and 1.68%; Class C—1.55% and 1.43%; Class Y—0.84% and 0.68%; and Class P—0.84% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

Effective June 1, 2007, the Portfolio's benchmark was changed from the Lehman Brothers Municipal Five-Year Index to the Lehman Brothers US Municipal 3-15 Year Blend Index to reflect the decision to extend the duration of the fund.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers US Municipal 3-15 Year Blend Index is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Weighted average duration	5.0	yrs.
Weighted average maturity	6.1	yrs.
Average coupon	5.27%
Net assets (mm)	$299.8
Number of holdings	166
Portfolio composition[1]	07/31/07
Municipal bonds and notes	99.0%
Short-term municipal variable notes	0.4
Tax-free money market fund	0.0	[2]
Other assets less liabilities	0.6
Total	100.0%
Top five sectors[1]	07/31/07
Insured	38.6%
Revenue	23.6
General obligations	13.3
Pre-refunded	6.5
Housing	5.4
Total	87.4%
Top five states[1]	07/31/07
Texas	9.8%
Illinois	9.4
New York	8.6
California	8.3
Massachusetts	6.0
Total	42.1%
Quality diversification[1]	07/31/07
AAA and agency backed securities	54.2%
AA	19.3
A	6.3
BBB	11.7
A-1+/VMIG1	0.4
Non-rated	7.5
Tax-free money market fund	0.0	[2]
Other assets less liabilities	0.6
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—98.98%
Alabama—0.51%
Montgomery Special Care Facilities Financing Authority Revenue Capital Appreciation Refunding Series B-2 (Escrowed to Maturity) (FSA Insured) 5.000%, due 11/15/10[1]	$1,500,000	$1,525,800
Alaska—3.21%
Alaska Housing Finance Corp. General Housing Series C (MBIA Insured) 5.000%, due 12/01/13	1,110,000	1,171,627
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[2]	970,000	986,684
Alaska International Airports Revenue Refunding Series A (MBIA Insured) 5.500%, due 10/01/15[2]	3,500,000	3,737,860
North Slope Boro Series A (MBIA Insured) 5.000%, due 06/30/16	2,000,000	2,140,940
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds 4.750%, due 06/01/15	630,000	635,519
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	980,000	948,395
		9,621,025
Arizona—0.95%
Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to Maturity) 7.500%, due 01/01/09	15,000	15,411
Pima County Industrial Development Authority Single- Family Mortgage Revenue Capital Appreciation Series B (FNMA/GNMA Collateralized) 4.550%, due 09/01/25[2]	1,080,000	1,089,159
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[3]	1,800,000	1,743,858
		2,848,428
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	7,547	7,624

	Face amount	Value
California—8.25%
California Pollution Control Financing Kaiser Steel Corp. Project (Escrowed to Maturity) 7.250%, due 10/01/08	$40,000	$40,724
California State 5.000%, due 02/01/12	1,000,000	1,047,100
5.000%, due 03/01/17	3,000,000	3,184,020
5.000%, due 08/01/19	6,000,000	6,326,640
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) 4.100%, due 04/01/28	1,000,000	1,000,960
California Statewide Communities Development Authority Revenue Kaiser Permanente Series H (Mandatory Put 05/01/08 @ 100) 2.625%, due 04/01/34[4]	1,000,000	986,200
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	8,365,000	7,922,743
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Series A-3 (Pre-refunded with Agency Securities to 06/01/13 @ 100) 7.875%, due 06/01/42	1,000,000	1,203,330
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Enhanced Asset-Backed Series A (AMBAC Insured) 5.000%, due 06/01/20	1,200,000	1,224,036
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Series A-1 5.000%, due 06/01/21	430,000	434,992
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	280,000	291,292
6.800%, due 05/01/10	135,000	141,094
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	950,000	926,203
		24,729,334

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
Connecticut—0.67%
Stamford Housing Authority Multi-Family Revenue Refunding Fairfield Apartments Project (Mandatory Put 12/01/08 @ 100) 4.750%, due 12/01/28[2]	$2,000,000	$2,016,200
District of Columbia—1.08%
District of Columbia Housing Finance Authority Certificates of Participation (Asset Guaranty Insured) 4.850%, due 06/01/08	75,000	75,049
Metropolitan Airport Authority System Refunding Series A (FGIC Insured) 5.750%, due 10/01/14[2]	1,000,000	1,072,690
Metropolitan Airport Authority System Refunding Series A (MBIA Insured) 5.000%, due 10/01/12[2]	1,000,000	1,044,310
Metropolitan Airport Authority System Refunding Series D (MBIA Insured) 5.250%, due 10/01/12[2]	1,000,000	1,055,860
		3,247,909
Florida—3.47%
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (MBIA Insured) 5.000%, due 04/01/14	1,065,000	1,123,532
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,009,574
Miami-Dade County Aviation Revenue Refunding Miami International Airport Series D (MBIA Insured) 5.250%, due 10/01/14[2]	1,000,000	1,057,860
Miami-Dade County Educational Facilities Authority Revenue Refunding University of Miami Series B (AMBAC Insured) 5.000%, due 04/01/13	2,000,000	2,106,620
Palm Beach County School Board Certificates of Participation Series A (FSA Insured) 5.000%, due 08/01/12	1,305,000	1,365,422
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,118,990

	Face amount	Value
Florida—(concluded)
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	$1,535,000	$1,629,756
		10,411,754
Georgia—1.50%
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured) 5.250%, due 01/01/15	2,000,000	2,146,040
Henry County School District Series A 6.450%, due 08/01/11	1,250,000	1,317,825
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	1,031,650
		4,495,515
Guam—0.35%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,035,810
Hawaii—0.35%
Hawaii State Harbor Systems Revenue Series A (FSA Insured) 5.000%, due 01/01/13[2]	1,000,000	1,042,300
Idaho—0.26%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III[2] 5.950%, due 07/01/19	530,000	541,156
Idaho Housing & Finance Association Single-Family Mortgage Subseries D-3 5.150%, due 07/01/13[2]	235,000	235,825
		776,981
Illinois—9.43%
Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured) 7.250%, due 11/01/09	135,000	140,887
Chicago O'Hare International Airport Revenue Passenger Facility Second Lien Series A (AMBAC Insured) 5.500%, due 01/01/10[2]	1,000,000	1,034,420
Chicago O'Hare International Airport Revenue Refunding General Airport Third Lien Series B (FGIC Insured) 5.250%, due 01/01/14	1,000,000	1,070,090

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Chicago School Finance Authority Refunding Series A (FGIC Insured) 6.250%, due 06/01/09	$2,000,000	$2,055,400
Chicago Transit Authority Capital Grant Recipients Revenue Federal Transit Administration Section 5307-A (AMBAC Insured) 5.250%, due 06/01/13	1,000,000	1,068,700
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,559,383
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,063,780
Illinois Development Finance Authority Revenue Refunding Community Rehabilitation Providers Series A 5.900%, due 07/01/09	650,000	660,615
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	763,706
Illinois Finance Authority Revenue Swedish America Hospital (AMBAC Insured) 5.000%, due 11/15/11	1,170,000	1,221,726
Illinois Finance Authority Student Housing Revenue MJH Education Assistance IV Senior Series A 5.000%, due 06/01/08	700,000	704,501
5.000%, due 06/01/10	810,000	822,984
Illinois Health Facilities Authority Revenue Advocate Network Health Care 6.000%, due 11/15/10	5,990,000	6,323,224
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (MBIA Insured) 5.000%, due 08/15/12	2,000,000	2,095,540
Regional Transportation Authority Series A (FSA Insured) 5.750%, due 06/01/18	3,000,000	3,404,010
St. Clair County Certificates of Participation Series A (FSA Insured) 5.000%, due 10/01/08	285,000	289,081
		28,278,047

	Face amount	Value
Indiana—2.06%
Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit Series A 5.000%, due 04/01/10	$5,000,000	$5,111,050
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.250%, due 01/01/13[2]	1,000,000	1,053,330
		6,164,380
Iowa—3.02%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,511,844
Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B (Pre-refunded with Agency Securities to 06/01/11 @ 101) 5.600%, due 06/01/35	5,175,000	5,529,746
		9,041,590
Kansas—0.54%
Reno County Unified School District Number 308 Hutchinson Series A (MBIA Insured) 5.500%, due 09/01/15	1,440,000	1,593,849
Wichita Hospital Revenue St. Francis Hospital & Nursing Series A (Escrowed to Maturity) 6.750%, due 10/01/07	10,000	10,038
		1,603,887
Kentucky—0.53%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (FSA Insured) 5.750%, due 07/01/13[2]	1,505,000	1,603,141
Louisiana—0.52%
East Baton Rouge Parish Woman's Hospital Foundation (Escrowed to Maturity) 7.200%, due 10/01/08	120,000	122,375
Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue Refunding Series D-1 (Mandatory Put 06/01/10 @ 100) (FNMA/GNMA Collateralized) 5.600%, due 06/01/10[2]	25,000	25,133

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—(concluded)
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[2]	$1,400,000	$1,420,216
		1,567,724
Maryland—0.98%
Maryland Community Development Administration Department Housing & Community Development Series D 4.650%, due 09/01/22[2]	3,000,000	2,925,570
Massachusetts—5.95%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series B 5.250%, due 07/01/21	6,000,000	6,611,940
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,054,760
Massachusetts State Consolidated Loan Series D (Pre-refunded with US Government Securities to 12/01/14 @100) (FSA Insured) 5.000%, due 12/01/23	1,250,000	1,332,963
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project (XL Capital Insured) 5.450%, due 06/01/14[2]	2,000,000	2,059,800
Massachusetts State Series B 5.000%, due 11/01/14	5,000,000	5,325,600
Massachusetts State Series B (FSA Insured) 5.000%, due 11/01/16	1,355,000	1,454,809
		17,839,872
Michigan—2.42%
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (MBIA Insured) 5.500%, due 07/01/32[4]	2,000,000	2,115,300
Detroit Sewer Disposal Revenue Senior Lien Series A (FSA Insured) 5.250%, due 07/01/19	2,500,000	2,729,325

	Face amount	Value
Michigan—(concluded)
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[2]	$2,395,000	$2,417,321
		7,261,946
Minnesota—0.01%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	30,000	31,874
Missouri—3.58%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (FSA Insured) 5.000%, due 11/15/16	2,000,000	2,128,700
5.000%, due 11/15/17	2,500,000	2,661,875
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[2]	2,075,000	2,171,052
St. Louis Airport Revenue Airport Development Program Unrefunded Balance Series A (MBIA Insured) 5.500%, due 07/01/09	1,625,000	1,676,756
St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured) 5.000%, due 07/01/13	2,000,000	2,107,620
		10,746,003
Nevada—0.66%
Clark County Pollution Control Revenue Refunding Series C (Mandatory Put 03/02/09 @ 100) 3.250%, due 06/01/31[2,4]	2,000,000	1,963,580
New Jersey—3.32%
New Jersey Economic Development Authority Revenue School Facilities Construction Series I 5.000%, due 09/01/14	1,000,000	1,060,490
Tobacco Settlement Financing Corp. 4.375%, due 06/01/19	235,000	236,323
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds 5.500%, due 06/01/11	1,000,000	1,059,320
Tobacco Settlement Financing Corp. (Pre-refunded with US Government Securities to 06/01/13 @ 100) 6.750%, due 06/01/39	5,500,000	6,301,790

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—(concluded)
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	$1,360,000	$1,304,675
		9,962,598
New York—8.61%
Nassau Health Care Corp. Health Systems Revenue (Pre-refunded with cash and US Government Securities to 08/01/09 @ 102) (FSA Insured) 6.000%, due 08/01/11	1,000,000	1,062,070
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[2]	4,000,000	4,126,440
New York City Refunding Series B 5.500%, due 08/01/11	1,000,000	1,060,940
New York City Series H 5.000%, due 08/01/10	3,045,000	3,150,996
New York City Series J 5.250%, due 06/01/11	1,500,000	1,575,300
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[4]	2,000,000	2,122,300
New York State Dorm Authority Lease Revenue, Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[4]	1,500,000	1,600,305
New York State Dorm Authority Revenue State University Educational Facilities Series A 5.500%, due 05/15/13	1,000,000	1,074,730
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,668,850
New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A 5.500%, due 01/01/17	70,000	73,938
New York State Urban Development Corp. Correctional & Youth Facilities Service Unrefunded Balance Series A 5.500%, due 01/01/17	930,000	976,528

	Face amount	Value
New York—(concluded)
Port Authority of New York & New Jersey (FGIC Insured) 5.000%, due 10/01/13[2]	$6,000,000	$6,311,340
		25,803,737
Ohio—1.88%
Butler County Transportation Improvement District Series A (Pre-refunded with US Government Securities to 04/01/08 @ 102) (FSA Insured) 6.000%, due 04/01/11	1,145,000	1,184,456
Cleveland Waterworks Revenue Refunding First Mortgage Series G (MBIA Insured) 5.500%, due 01/01/13	2,265,000	2,359,043
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,680,000	1,728,233
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[2]	355,000	356,509
		5,628,241
Oklahoma—0.52%
Oklahoma Development Finance Authority Revenue St. John Health System 5.000%, due 02/15/16	1,500,000	1,556,760
Pennsylvania—5.72%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (MBIA Insured) 5.750%, due 12/01/15	800,000	853,344
Chester County Hospital Authority Revenue (Escrowed to Maturity) 7.500%, due 07/01/09	15,000	15,602
City of Philadelphia (CIFG Insured) 5.000%, due 08/01/17	4,395,000	4,655,580
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	40,000	41,732
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue Refunding Colver Project Series F (AMBAC Insured) 5.000%, due 12/01/12[2]	2,000,000	2,089,240

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania Housing Finance Agency Single-Family Mortgage Revenue Series 97A 4.500%, due 10/01/22[2]	$3,000,000	$2,872,440
Pennsylvania State Higher Educational Facilities Authority Revenue Waynesburg Series J-4 (Mandatory Put 05/01/09 @ 100) (PNC Bank N.A. Insured) 3.300%, due 05/01/32[4]	3,000,000	2,954,070
Philadelphia Airport Revenue Series A (MBIA Insured) 5.000%, due 06/15/10[2]	1,000,000	1,029,020
Philadelphia School District Refunding Series B (AMBAC Insured) 5.000%, due 04/01/13	1,500,000	1,576,860
Pittsburgh Refunding Series B (FSA Insured) 5.000%, due 09/01/14	1,000,000	1,060,300
		17,148,188
Puerto Rico—4.89%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,575,180
Puerto Rico Commonwealth Government Development Bank Senior Notes Series C 5.250%, due 01/01/15[2]	1,000,000	1,054,550
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,120,108
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty FSA) 5.500%, due 07/01/25	2,000,000	2,276,020
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[4]	1,000,000	1,032,480
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[4]	3,000,000	3,097,440

	Face amount	Value
Puerto Rico—(concluded)
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[4]	$4,250,000	$4,501,473
		14,657,251
South Carolina—0.59%
Richland County Environmental Improvement Revenue Refunding International Paper Co. Projects Series A 4.250%, due 10/01/07	1,000,000	999,160
South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured) 4.700%, due 07/01/20[2]	765,000	768,481
		1,767,641
South Dakota—1.06%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	3,030,000	3,103,659
South Dakota State Health & Educational Revenue St. Luke's Hospital Project (Escrowed to Maturity) 6.800%, due 10/01/07	70,000	70,331
		3,173,990
Tennessee—5.63%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	2,000,000	2,067,240
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (Mandatory Put 01/01/09 @ 100) (FGIC/TCRs) 7.700%, due 01/01/12	8,300,000	9,135,063
Tennessee Energy Acquisition Corp. Series A 5.000%, due 09/01/11	2,500,000	2,565,100
5.000%, due 09/01/13	3,000,000	3,097,140
		16,864,543
Texas—9.81%
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	2,500,000	2,653,600

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (FGIC Insured) 5.750%, due 11/01/13[2]	$2,000,000	$2,121,120
Harris County Health Facilities Development Corp. Hospital Revenue Memorial Hospital System Project Series A (MBIA Insured) 6.000%, due 06/01/12	1,000,000	1,091,630
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	140,000	148,672
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,100,280
Midlothian Development Authority Tax Increment Contract Revenue Refunding Series A (Radian Insured) 5.000%, due 11/15/14	560,000	581,537
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (FSA Insured) 5.000%, due 09/01/21	1,450,000	1,510,581
5.000%, due 09/01/22	1,400,000	1,456,182
Pasadena Independent School District School Building (PSF-GTD) 5.000%, due 02/15/14	1,160,000	1,227,373
Red River Authority Pollution Control (MBIA Insured) 4.450%, due 06/01/20	2,500,000	2,468,100
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	2,934,277
SA Energy Acquisition Public Facility Corp. Gas Supply Revenue 5.250%, due 08/01/17	1,000,000	1,051,960
San Antonio General Improvement 5.000%, due 02/01/14	3,880,000	4,104,264
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,586,700
Tarrant County Health Facilities Development Corp. Health Systems Revenue Texas Health Resources Systems Series A 5.750%, due 02/15/15	3,000,000	3,336,270

	Face amount	Value
Texas—(concluded)
Texas Municipal Gas Acquisition & Supply Corp. I Gas Supply Revenue Senior Lien Series A 5.000%, due 12/15/11	$1,000,000	$1,026,780
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (MBIA Insured) 6.100%, due 09/01/13[5]	25,000	19,554
		29,418,880
Utah—0.30%
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[2]	895,000	907,799
Virginia—1.38%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[2]	2,000,000	2,137,940
Tobacco Settlement Financing Corp. Asset-Backed Revenue Bonds (Pre-refunded with FNMA to 06/01/15 @ 100) 5.625%, due 06/01/37	1,810,000	1,998,584
		4,136,524
Washington—2.61%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,617,075
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,082,130
Port Seattle Revenue Series B (AMBAC Insured) 5.000%, due 10/01/12[2]	1,425,000	1,490,849
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,052,680
Washington State Series 93-A (Pre-refunded with US Government Securities to 10/01/08 @ 100) 5.750%, due 10/01/12	20,000	21,161
Washington State Unrefunded Balance Series 93-A (FSA Insured) 5.750%, due 10/01/12	1,480,000	1,562,185
		7,826,080

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—1.67%
Badger Tobacco Asset Securitization Corp. 5.500%, due 06/01/10	$2,150,000	$2,219,165
Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds
5.750%, due 06/01/11	1,640,000	1,719,573
Wisconsin State Certificates of Participation Master Lease Series A (MBIA Insured) 5.000%, due 03/01/13	1,000,000	1,052,630
		4,991,368
Wyoming—0.69%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds 5.000%, due 06/15/13	2,000,000	2,075,360
Total municipal bonds and notes (cost—$297,463,575)		296,705,254
Short-term municipal notes[6]—0.37%
Idaho—0.20%
Idaho Health Facilities Authority Revenue St. Lukes Regional Medical Center Project (FSA Insured) 3.670%, due 08/01/07	600,000	600,000

	Face amount	Value
Short-term municipal notes[6]—(concluded)
Kansas—0.17%
Kansas Department of Transportation Highway Revenue Series B-1 3.670%, due 08/01/07	$500,000	$500,000
Total short-term municipal notes (cost—$1,100,000)		1,100,000
	Number of shares
Tax-free money market fund[7]—0.02%
State Street Global Advisors Tax Free Money Market Fund 3.020% (cost—$73,409)	73,409	73,409
Total investments (cost—$298,636,984)— 99.37%		297,878,663
Other assets in excess of liabilities—0.63%		1,884,275
Net assets—100.00%		$299,762,938

1  Step-up bond that converts to the noted fixed rate at a designated future date.

2  Security subject to Alternative Minimum Tax.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.58% of net assets as of July 31, 2007, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

5  Zero coupon bond; interest rate represents annualized yield at date of purchase.

6  Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of July 31, 2007.

7  Rates shown reflect yield at July 31, 2007.

ACA  American Capital Access

AMBAC  American Municipal Bond Assurance Corporation

CBI  Certificates of Bond Insurance

CIFG  CDC IXIS Financial Guaranty

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Authority

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

MBIA  Municipal Bond Investors Assurance

MGIC  Mortgage Guaranty Insurance Corporation

PSF  Permanent School Fund

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 4.62% (before deduction of the maximum UBS PACE Select program fee; 3.06% after deduction of the maximum UBS PACE Select program fee). In comparison, the Lehman Brothers Global Aggregate Index (the "Index") (in US dollars or "USD") returned 5.74%, the Lehman Brothers Global Aggregate Ex US Index (in USD) returned 5.86% and the median return for the Lipper Global Income Funds category was 5.27%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 73. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

In the second half of 2006, government bonds rallied as fears of weaker US growth displaced concerns about inflation. The markets fluctuated due to expectations of a mild US slowdown to something more severe, and then back again. Even though the optimism that pervaded the financial markets as 2007 began was, in our view, justified given relatively strong economic data throughout much of the developed and developing world, this was not enough to prevent episodes of risk aversion. Periodic flights to quality were often triggered by concerns over the deteriorating conditions in the US housing sector. The volatility in the financial markets came to a head at the end of July, as the era of easy money seemed to come to an abrupt halt. A confluence of factors, including further losses among US mortgage lenders, the withdrawal of cheap financing for leveraged buyouts and some weak US housing market data sent a wide range of asset classes sharply lower. In particular, the equity markets, emerging markets and the corporate bond markets sold off, while high-quality government bond prices rose.

Advisors' comments

Rogge Global Partners

Country allocation had a negative impact on our performance, particularly our underweight in Japan during late 2006 and early 2007. An overweight in Canada early in the period added value, as did an underweight in the UK. Our exposure to the emerging

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Advisors:

Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

Portfolio Managers:

Rogge Global Partners: Team, led by Olaf Rogge; FFTW: Team, led by David Marmon

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia) plus emerging markets, and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Advisors' comments – continued

markets enhanced results for much of the period, although they gave back some of their gains in June and July 2007 as investors became more risk averse.

Currency allocation had a net neutral impact on performance. An underweight position in the Japanese yen versus the Danish krone and Norwegian krone, as well as certain emerging markets currencies, added value for much of the period. However, some of these gains were erased in July 2007 when the yen strengthened significantly versus other major currencies. An overexposure to dollar-bloc currencies such as the Canadian dollar detracted from performance late in 2006.

Duration selection had a positive net impact on returns (duration is a measure of an investment's sensitivity to interest rate changes). The overall portfolio duration was neutral versus the Index for much of the period, but a relatively short duration stance during the second quarter of 2007 (particularly in the Eurozone) contributed positively as bond rates moved higher.

Yield curve positioning had a negative impact on performance. This was particularly true during the fourth quarter of 2006, when short-term positions in Japan and the UK were the primary negative contributors to performance, while long yield curve positions, notably in Canada, contributed positively.

Sector and security selection had a negative impact on results. Sector selection was a detractor due primarily to our overweight in the financial sector, which was hurt by market jitters surrounding the US subprime mortgage market. Early in the period, an exposure to Japanese inflation-linked bonds also hurt performance.

FFTW

During the fiscal year, management of interest rates was a main contributor to our positive incremental returns versus the Index. In contrast, sector allocation and security selection in spread sectors (taxable bond sectors that are not Treasury securities) and our foreign exchange positioning detracted from returns.

Interest rate spread positions across Europe, the US and Asia, performed positively, particularly our underweights in European bonds versus both US and Japanese bonds. Our positions in various markets over the fiscal year followed a few key themes. First, we believed the US economy would slow only marginally, allowing the US Federal Reserve Board to remain on hold, thus keeping US interest rate policy and the yield curve relatively stable. Second, we believed that European bonds were underpricing the extent of likely rate hikes, given the region's strong economic growth. Third, we believed that long-dated Japanese government bonds offered attractive yields given the steep yield curve in Japan. When hedged back into US dollars, we felt that Japanese government bonds offered one of the more attractive carry trades available (a carry trade is a strategy whereby you borrow and pay interest in order to buy something else that has higher interest).

During the period, we favored US mortgage securities that offered attractive yields. In particular, we built and maintained a relatively large overweight in commercial mortgage-backed securities. These issues have less interest rate sensitivity, which was attractive given our more bearish view of US Treasury bond yields. In addition, they were offering very attractive spreads relative to similarly rated corporate securities. In the beginning of 2007, rising US Treasury bonds yields, weakness in equities and concerns surrounding the US subprime housing market caused a spike in volatility. When spreads quickly widened in July and liquidity began to evaporate, our structured securities positions, including mortgage-backed, commercial mortgage-backed and asset-backed securities, underperformed.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

FFTW – concluded

The currency markets proved to be challenging over the past year. At times, the US dollar failed to fall as Treasury bonds rallied and further interest rate cuts were priced into 2007. Our underweight US dollar positions versus our euro and yen positions in comparison to the Index detracted from returns, as a trendless market dominated the major currency markets for much of the period.

(Please note: After the close of the reporting period, FFTW no longer managed a portion of the Portfolio; the Portfolio will be managed solely by Rogge Global Partners. For more details, refer to page 4 of this annual report.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the Lehman Brothers Global Aggregate Ex US Index (in USD), and the Lehman Brothers Global Aggregate Index (in USD)

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Lehman Brothers Global Aggregate Ex US Index (in USD), and the Lehman Brothers Global Aggregate Index (in USD) over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.36%	6.22%	N/A	6.37%
maximum sales charge or	Class B3	3.57%	5.41%	N/A	5.11%
UBS PACE Select program fee	Class C4	3.86%	5.69%	N/A	5.92%
	Class Y5	4.67%	6.54%	N/A	6.29%
	Class P6	4.62%	6.48%	4.92%	4.98%
After deducting	Class A2	-0.35%	5.26%	N/A	5.64%
maximum sales charge or	Class B3	-1.43%	5.08%	N/A	5.11%
UBS PACE Select program fee	Class C4	3.11%	5.69%	N/A	5.92%
	Class P6	3.06%	4.89%	3.36%	3.42%
Lehman Brothers Global Aggregate Ex US Index (in USD)		5.86%	8.19%	5.55%	5.16%
Lehman Brothers Global Aggregate Index (in USD)		5.74%	6.52%	5.72%	5.74%
Lipper Global Income Funds median		5.27%	6.24%	4.92%	5.71%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, -2.06%  ; 5-year period, 4.91%; since inception, 5.34%; Class B—1-year period, -3.10%; 5-year period, 4.77%; since inception, 4.80%; Class C—1-year period, 1.35%; 5-year period, 5.37%; since inception, 5.64%; Class Y—1-year period, 3.08%; 5-year period, 6.22%; since inception, 6.01%; Class P—1-year period, 1.41%; 5-year period, 4.55%; 10-year period, 3.19%; since inception, 3.25%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses, as supplemented on August 1, 2007 were as follows: Class A—1.40% and 1.25%; Class B—2.16% and 2.00%; Class C—1.89% and 1.75%; Class Y—1.05% and 1.00%; and Class P—1.27% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge beginning on or about August 23, 2007. UBS Global AM has agreed to reduce its management fee effective August 1, 2007, in anticipation of the lower fee rate to be paid to Rogge.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indexes and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

Effective December 1, 2005, the Portfolio's benchmark was changed to the Lehman Brothers Global Aggregate Ex US Index (in USD). The other index that is shown is for supplemental purposes only.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Lehman Brothers Global Aggregate Ex US Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indexes. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

The Lehman Brothers Global Aggregate Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this Index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$566.9
Number of holdings	185
Portfolio composition[1]	07/31/07
Long-term global debt securities	91.4%
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	8.5
Total	100.0%
Quality diversification[1]	07/31/07
US government and agency securities	2.7%
AAA	51.6
AA	18.2
A	7.7
BBB	3.5
BB	0.9
Non-rated	6.8
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	8.5
Total	100.0%
Top five countries of origin[1]	07/31/07
United States	19.1%
Japan	17.7
Germany	12.0
France	11.7
Austria	6.7
Total	67.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Long-term global debt securities—91.43%
Australia—0.32%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$611,776
BHP Billiton Finance 4.125%, due 05/05/11	EUR	900,000	1,202,548
			1,814,324
Austria—6.73%
Republic of Austria 3.800%, due 10/20/13		1,870,000	2,476,059
4.000%, due 07/15/09		26,250,000	35,672,237
			38,148,296
Belgium—1.37%
Kingdom of Belgium 4.250%, due 09/28/13		3,365,000	4,561,193
5.500%, due 03/28/28		1,830,000	2,805,412
8.000%, due 03/28/15		250,000	420,002
			7,786,607
Brazil—0.20%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	1,050,000	1,138,725
Canada—0.47%
Government of Canada 4.000%, due 06/01/16		910,000	819,239
5.750%, due 06/01/33		1,640,000	1,834,008
			2,653,247
Cayman Islands—1.15%
Dubai Holding Commercial Operations 6.000%, due 02/01/17	GBP	400,000	785,532
Hutchison Whampoa Finance 5.875%, due 07/08/13	EUR	1,250,000	1,769,616
Mizuho Finance 4.750%, due 04/15/14[2]	EUR	690,000	943,982
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	1,400,000	2,657,459
SMFG Preferred Capital 6.164%, due 01/25/17[3,4,5]	GBP	190,000	364,585
			6,521,174
Channel Islands—0.14%
Credit Suisse Group Finance 6.375%, due 06/07/13	EUR	550,000	808,650
Czech Republic—0.14%
Cez AS 4.125%, due 10/17/13	EUR	600,000	788,383
Denmark—4.92%
Danske Bank A/S 5.125%, due 11/12/12[2]	EUR	920,000	1,268,437
5.684%, due 02/15/17[4,5]	GBP	270,000	509,121

	Face amount[1]		Value
Denmark—(concluded)
Dong Energy A/S 3.500%, due 06/29/12	EUR	950,000	$1,226,499
Kingdom of Denmark 4.000%, due 11/15/15		103,300,000	18,473,100
4.000%, due 11/15/17		502,000	89,120
6.000%, due 11/15/11		21,830,000	4,263,256
7.000%, due 11/10/24		2,184,000	517,678
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,536,837
			27,884,048
Finland—1.13%
Government of Finland 5.750%, due 02/23/11		4,500,000	6,425,414
France—11.67%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	973,990
5.250%, due 01/23/14[2]		1,500,000	2,066,993
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		4,500,000	5,808,774
CNP Assurances 4.750%, due 12/22/16[4,5]		600,000	763,722
Compagnie de Saint-Gobain 4.750%, due 04/11/17		620,000	808,241
Credit Agricole SA 5.136%, due 02/24/16[4,5]	GBP	400,000	728,775
ERAP 3.375%, due 04/25/08		1,950,000	2,648,369
France Telecom 8.125%, due 01/28/33		350,000	612,294
Republic of France 4.000%, due 04/25/09		16,250,000	22,104,601
4.000%, due 04/25/55		1,250,000	1,545,907
5.000%, due 10/25/11		60,000	84,036
5.500%, due 04/25/10		9,460,000	13,308,071
5.750%, due 10/25/32		8,720,000	14,042,999
Veolia Environnement 4.375%, due 12/11/20		550,000	660,142
			66,156,914
Germany—11.97%
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16		4,050,000	5,259,469
Federal Republic of Germany 3.250%, due 04/17/09		400,000	537,683
3.500%, due 10/09/09		2,000,000	2,690,139
3.500%, due 01/04/16		140,000	180,374
3.750%, due 01/04/15		1,117,000	1,471,725
4.000%, due 07/04/16		580,000	774,681
4.000%, due 01/04/37		3,860,000	4,869,929
4.125%, due 07/04/08		4,500,000	6,142,515
4.250%, due 02/15/08		6,800,000	9,298,024
4.250%, due 01/04/14		630,000	857,246

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Long-term global debt securities—(continued)
Germany—(concluded)
4.250%, due 07/04/14		1,290,000	$1,753,653
4.250%, due 07/04/17		300,000	407,223
4.500%, due 01/04/13		1,295,000	1,784,511
4.750%, due 07/04/28		340,000	479,698
5.000%, due 07/04/11		400,000	559,803
5.000%, due 01/04/12		2,440,000	3,423,579
5.000%, due 07/04/12		1,840,000	2,590,199
5.250%, due 01/04/11		100,000	140,638
5.375%, due 01/04/10		2,035,000	2,849,307
Hypothekenbank in Essen 3.750%, due 09/28/12		4,060,000	5,331,602
Kreditanstalt Fuer Wiederaufbau 3.500%, due 04/17/09		5,610,000	7,554,435
4.750%, due 08/17/07		2,300,000	3,147,113
5.250%, due 07/04/12		4,100,000	5,779,588
			67,883,134
Ireland—1.55%
Bank of Ireland 4.625%, due 02/27/19[2]		2,300,000	3,054,246
Bank of Ireland Mortgage Bank 3.500%, due 09/22/09		3,100,000	4,154,820
UT2 Funding PLC 5.321%, due 06/30/16		1,180,000	1,572,281
			8,781,347
Italy—0.62%
Sanpaolo IMI SpA 6.375%, due 04/06/10		830,000	1,180,006
Telecom Italia SpA 4.500%, due 01/28/11		1,100,000	1,471,263
UniCredito Italiano 3.950%, due 02/01/16		700,000	868,968
			3,520,237
Japan—17.70%
Bank of Tokyo- Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	3,002,168
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,083,507
2.300%, due 03/19/26		50,000,000	424,341
Government of Japan 0.800%, due 09/10/15		813,039,200	6,645,556
1.400%, due 09/20/15		128,000,000	1,059,356
1.500%, due 09/20/14		648,000,000	5,443,145
1.700%, due 12/20/16		1,755,000,000	14,770,133
1.700%, due 03/20/17		3,046,400,000	25,501,170
2.000%, due 03/20/16		3,483,000,000	30,093,690
2.200%, due 09/20/26		613,000,000	5,174,410
2.300%, due 12/20/36		380,000,000	3,123,214
Japan Finance Corp. for Municipal Entities 2.000%, due 05/09/16		100,000,000	857,365

	Face amount[1]		Value
Japan—(concluded)
Resona Bank 4.125%, due 09/27/12[4,5]	EUR	1,250,000	$1,624,853
Sumitomo Mitsui Banking 4.375%, due 10/15/15[4,5]	EUR	1,250,000	1,560,418
			100,363,326
Luxembourg—2.04%
European Investment Bank 4.500%, due 01/14/13	GBP	1,775,000	3,368,110
Gaz Capital (Gazprom) 4.560%, due 12/09/12		3,200,000	4,127,172
5.030%, due 02/25/14		570,000	740,900
8.625%, due 04/28/34	USD	400,000	484,920
Glencore Finance Europe 5.250%, due 10/11/13		450,000	600,797
Merck-Finanz AG 3.750%, due 12/07/12		510,000	659,364
Telecom Italia Finance SA 7.250%, due 04/20/11		1,070,000	1,562,065
			11,543,328
Malaysia—0.05%
Petronas Capital Ltd. 6.375%, due 05/22/09	EUR	200,000	281,405
Mexico—1.00%
United Mexican States 5.500%, due 02/17/20	EUR	300,000	421,240
7.500%, due 03/08/10	EUR	800,000	1,164,241
8.300%, due 08/15/31	USD	500,000	618,500
10.000%, due 12/05/24		31,000,000	3,439,551
			5,643,532
Netherlands—4.54%
Bank Nederlandse Gemeenten 4.375%, due 01/19/15	GBP	660,000	1,215,176
BHP Billiton Finance BV 4.375%, due 10/10/07		900,000	1,231,035
BMW Finance NV 5.000%, due 08/06/18		900,000	1,237,465
Deutsche Telekom International Finance 8.125%, due 05/29/12		955,000	1,471,551
E.ON International Finance BV 5.750%, due 05/29/09		3,000,000	4,180,079
EADS Finance BV 4.625%, due 03/03/10		420,000	571,992
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[4,5]		2,000,000	2,554,145
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,070,910
Generali Finance BV 6.214%, due 06/16/16[4,5]	GBP	750,000	1,440,339

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Government of the Netherlands 5.250%, due 07/15/08		1,451	$2,000
5.500%, due 01/15/28		500	769
7.500%, due 01/15/23		2,020,000	3,660,610
ING Bank NV 3.500%, due 09/16/20[2]		700,000	860,468
Linde Finance BV 4.750%, due 04/24/17		1,040,000	1,365,822
RWE Finance BV 5.125%, due 07/23/18		900,000	1,257,519
Siemens Financieringsmat 5.250%, due 09/14/66[2]		940,000	1,265,535
6.125%, due 09/14/66[2]	GBP	700,000	1,338,127
			25,723,542
New Zealand—0.44%
Government of New Zealand 4.500%, due 02/15/16		1,700,000	1,724,964
6.000%, due 04/15/15		1,080,000	784,392
			2,509,356
Norway—0.28%
DNB NOR Bank ASA 6.012%, due 03/29/17[4,5]	GBP	420,000	808,431
Statkraft AS 4.625%, due 09/22/17	EUR	600,000	798,957
			1,607,388
Peru—0.55%
Republic of Peru 7.350%, due 07/21/25	USD	1,800,000	1,962,000
8.750%, due 11/21/33	USD	900,000	1,140,750
			3,102,750
Poland—0.41%
Government of Poland 6.000%, due 11/24/10		5,000,000	1,835,753
6.250%, due 10/24/15		1,360,000	512,255
			2,348,008
Sweden—2.25%
Kingdom of Sweden 3.500%, due 12/01/15		45,400,000	8,454,174
6.750%, due 05/05/14		11,320,000	1,911,559
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,780,000	2,363,685
			12,729,418
United Kingdom—5.60%
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	2,050,672
5.700%, due 09/29/15[4,5]	EUR	360,000	483,373

	Face amount[1]		Value
United Kingdom—(concluded)
Barclays Bank PLC 4.500%, due 03/04/19[2]	EUR	2,200,000	$2,914,461
4.875%, due 03/31/13	EUR	380,000	521,150
Clerical Medical Finance PLC 4.250%, due 06/24/15[4,5]	EUR	470,000	581,878
Depfa Funding IV LP 5.029%, due 03/21/17[4,5]	EUR	610,000	756,814
Mitchells & Butlers Finance 6.469%, due 09/15/30		370,000	844,481
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	1,342,395
RBS Capital Trust I 6.467%, due 06/30/12[4,5]	EUR	180,000	258,457
Rolls-Royce Group PLC Euro MTN 4.500%, due 03/16/11	EUR	1,000,000	1,352,868
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,815,405
United Kingdom Treasury Bonds 4.000%, due 09/07/16		324,000	601,206
4.250%, due 12/07/55		2,920,000	5,867,353
4.750%, due 06/07/10		1,390,000	2,764,040
4.750%, due 09/07/15		60,000	117,557
5.000%, due 03/07/08		1,500,000	3,033,397
5.000%, due 03/07/25		1,315,000	2,694,435
5.750%, due 12/07/09		1,825,000	3,722,326
			31,722,268
United States—14.19%
American Express Credit Account Master Trust, Series 2005-3, Class A 5.320%, due 01/18/11[2]		2,000,000	1,997,406
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4 5.930%, due 05/10/45[2]		1,480,000	1,470,133
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-PW11, Class A4, 5.457%, due 03/11/39[2]		1,560,000	1,523,401
Series 2006-PW12, Class A4, 5.711%, due 09/11/38[2]		2,090,000	2,072,722
Series 2006-PW13, Class A4, 5.540%, due 09/11/41[2]		1,740,000	1,694,955
Series 2006-T22, Class A4, 5.633%, due 04/12/38[2]		1,100,000	1,079,039
Series 2006-T24, Class A4, 5.537%, due 10/12/41		690,000	672,080
BMW US Capital LLC 2.750%, due 09/23/10	EUR	1,150,000	1,486,135
Bristol-Myers Squibb 4.375%, due 11/15/16	EUR	770,000	989,338
Capital One Multi-Asset 6.625%, due 06/17/14[2]	GBP	550,000	1,112,869

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Long-term global debt securities—(concluded)
United States—(continued)
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	450,000	$572,571
Citibank Credit Card Issuance Trust, Series 2001-A1, Class A1 5.526%, due 02/07/10[2]		4,750,000	4,754,578
Citigroup, Inc. 2.400%, due 10/31/25	JPY	74,000,000	594,340
4.625%, due 11/14/07	EUR	1,150,000	1,573,612
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5 5.617%, due 10/15/48		2,600,000	2,543,294
Credit Suisse Group Finance US 3.625%, due 09/14/20[2]	EUR	140,000	169,841
Daimler Chrysler Master Owner Trust, Series 2004-B, Class A 5.330%, due 08/17/09[2]		5,610,000	5,609,654
Discover Card Master Trust I, Series 2003-2, Class A 5.450%, due 08/15/10[2]		4,180,000	4,183,391
First USA Credit Card Master Trust, Series 1997-8, Class A 5.470%, due 05/17/10[2]		5,250,000	5,251,167
FNMA 6.000%, due 06/01/22		8,081,607	8,132,624
General Electric Capital Corp. 4.625%, due 09/15/66[2]	EUR	970,000	1,276,171
Goldman Sachs Group, Inc. 3.750%, due 02/04/13	EUR	1,090,000	1,379,284
Gracechurch Card PLC, Series 2, Class A 5.440%, due 10/15/09[2]		5,000,000	5,000,781
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 6.113%, due 07/10/38[2]		1,670,000	1,678,336
Series 2007-GC9, Class A4, 5.444%, due 03/10/39		2,230,000	2,145,439
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, due 04/10/38		1,200,000	1,173,478
Series 2006-GG8, Class A4, 5.560%, due 11/10/39[2]		3,010,000	2,932,498
MBNA Credit Card, Series 03C4 6.100%, due 05/17/13	GBP	230,000	454,989

	Face amount[1]		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	$2,107,297
RBS Capital Trust, Series C 4.243%, due 01/12/16[4,5]	EUR	590,000	718,254
Residential Asset Securities Corp., Series 2003-KS6, Class A2 5.920%, due 08/25/33[2]		62,099	61,894
SLM Student Loan Trust, Series 2005-A, Class A1 5.400%, due 06/15/18[2]		5,374,047	5,373,403
US Treasury Inflation Index Bonds 2.000%, due 01/15/26[6]		2,964,482	2,764,148
2.375%, due 01/15/25		2,076,911	2,052,410
US Treasury Notes 4.500%, due 05/15/17[7]		2,290,000	2,241,159
4.625%, due 02/29/12		115,000	115,126
Vodafone Group PLC 5.625%, due 02/27/17		980,000	934,715
Wal-Mart Stores, Inc. 4.875%, due 01/19/39	GBP	290,000	528,586
			80,421,118
Total long-term global debt securities (cost—$506,990,494)			518,305,939
Commercial paper[8]—1.85%
Banking-non-US—0.44%
United Kingdom—0.44%
HBOS Treasury Services PLC 5.245%, due 10/19/07	USD	2,500,000	2,471,225
Banking—US—1.41%
CBA (Delaware) Finance Inc. 5.255%, due 08/03/07		8,000,000	7,997,665
Total commercial paper (cost—$10,468,890)			10,468,890
Repurchase agreement—3.23%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07 collateralized by $18,124,568 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value— $18,697,709); proceeds: $18,333,403 (cost— $18,331,000)		18,331,000	18,331,000

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

	Number of shares
Investments of cash collateral from securities loaned—0.27%
Money market funds[9]—0.09%
DWS Money Market Series 5.289%	$111	$111
UBS Private Money Market Fund LLC 5.228%[10]	496,397	496,397
		496,508

	Face amount[1]	Value
Repurchase agreement—0.18%
Repurchase Agreement dated 07/31/07 with Deutsche Bank Securities, 5.300%, due 08/01/07 collateralized by $1,017,000 Federal National Mortgage Association obligations, 5.500% due 07/09/10; (value— $1,020,103); proceeds: $1,000,147	$1,000,000	$1,000,000
Total investments of cash collateral from securities loaned (cost—$1,496,508)		1,496,508
Total investments (cost—$537,286,892)— 96.78%		548,602,337
Other assets in excess of liabilities—3.22%		18,277,702
Net assets—100.00%		$566,880,039

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.06% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Variable rate security. The interest rate shown is the current rate as of July 31, 2007, and resets at the next call date.

6  Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.

7  Security, or portion thereof, was on loan at July 31, 2007.

8  Rate shown is the discount rate at date of purchase.

9  Rate shown reflects yield at July 31, 2007.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for year ended 07/31/07
UBS Private Money Market Fund LLC	$—	$17,630,646	$17,134,249	$496,397	$245

EUR  Euro

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

JPY  Japanese Yen

MTN  Medium Term Note

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
110	AUD	Australia Bond 10 Year Futures	September 2007	$9,260,316	$9,394,816	$134,500
74	CAD	Canada Bond 10 Year Futures	September 2007	7,790,990	7,719,715	(71,275)
222	EUR	Euro Bond 5 Year Futures	September 2007	32,320,189	32,533,906	213,717
190	EUR	Euro Bond 10 Year Futures	September 2007	28,990,221	29,325,193	334,972
14	JPY	Japan Bond 10 Year Futures	September 2007	15,527,482	15,676,934	149,452
				93,889,198	94,650,564	761,366
		Sale contracts		Proceeds
124	EUR	Euro Bond 2 Year Futures	September 2007	17,403,792	17,454,102	(50,310)
32	GBP	United Kingdom Long Gilt 10 Year Futures	September 2007	6,879,471	6,871,101	8,370
63	USD	US Treasury Bond 20 Year Futures	September 2007	6,874,680	6,933,938	(59,258)
234	USD	US Treasury Note 2 Year Futures	September 2007	47,652,700	47,955,375	(302,675)
258	USD	US Treasury Note 10 Year Futures	September 2007	27,515,137	27,714,844	(199,707)
				106,325,780	106,929,360	(603,580)
						$157,786

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	21,886,495	EUR	13,228,265	09/12/07	$(502,864)
Australian Dollar	1,890,000	NZD	2,090,529	08/22/07	(19,731)
Australian Dollar	50,000	NZD	55,323	08/22/07	(508)
Australian Dollar	3,660,000	USD	3,041,550	08/22/07	(75,476)
Australian Dollar	1,250,000	USD	1,047,530	08/22/07	(17,028)
Australian Dollar	830,000	USD	697,183	08/22/07	(9,683)
Australian Dollar	1,583,932	USD	1,295,656	09/12/07	(52,415)
Canadian Dollar	3,794,387	GBP	1,772,192	09/12/07	37,015
Canadian Dollar	8,096,616	USD	7,451,231	08/22/07	(142,642)
Canadian Dollar	9,689,989	USD	8,965,866	08/22/07	(122,442)
Canadian Dollar	2,692,191	USD	2,480,000	08/22/07	(45,025)
Canadian Dollar	60,000	USD	56,370	09/12/07	72
Canadian Dollar	22,850	USD	21,589	09/12/07	149
Danish Krone	969,384	EUR	130,000	08/22/07	(369)
Danish Krone	61,492,797	GBP	5,641,541	09/12/07	130,102
Danish Krone	11,734,661	USD	2,150,111	08/22/07	(9,118)
Danish Krone	136,322,206	USD	24,666,142	09/12/07	(431,786)
Euro	3,660,000	AUD	5,853,493	09/12/07	(32,846)
Euro	4,997,590	CAD	7,300,880	09/12/07	2,959
Euro	7,130,000	CHF	11,744,787	08/22/07	26,902
Euro	3,698	CHF	6,069	09/12/07	0
Euro	30,000	DKK	223,443	08/22/07	37
Euro	15,909,100	DKK	118,576,014	09/12/07	33,063
Euro	3,330,000	GBP	2,267,380	08/22/07	44,251
Euro	110,000	GBP	74,870	08/22/07	1,405
Euro	570,000	GBP	388,014	08/22/07	7,379
Euro	993,749	HUF	251,170,000	11/20/07	(13,645)
Euro	6,641,012	JPY	1,079,961,369	09/12/07	69,152
Euro	12,651,644	JPY	2,037,863,478	09/12/07	(34,202)
Euro	740,000	NOK	5,905,999	08/22/07	253
Euro	1,320,000	NOK	10,647,872	08/22/07	19,816
Euro	9,642,424	NOK	78,363,595	09/12/07	240,373
Euro	2,029,521	RUB	70,800,000	11/20/07	(6,740)
Euro	4,580,000	SEK	42,067,894	08/22/07	(20,627)
Euro	14,045,382	SEK	130,237,205	09/12/07	124,876
Euro	880,703	USD	1,189,056	08/22/07	(16,840)
Euro	1,081,483	USD	1,471,655	08/22/07	(9,157)
Euro	8,327,274	USD	11,445,629	08/22/07	43,571

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	1,076,800	USD	1,461,869	08/22/07	$(12,532)
Euro	5,902,308	USD	7,996,582	08/22/07	(85,109)
Euro	595,149	USD	810,028	08/22/07	(4,876)
Euro	763,332	USD	1,021,747	09/12/07	(24,123)
Euro	2,084,797	USD	2,790,000	09/12/07	(66,459)
Great Britain Pound	10,081,155	AUD	24,480,473	09/12/07	372,071
Great Britain Pound	2,095,579	EUR	3,070,000	08/22/07	(51,418)
Great Britain Pound	368,129	EUR	540,000	08/22/07	(8,080)
Great Britain Pound	3,969,251	EUR	5,809,793	09/12/07	(96,695)
Great Britain Pound	391,129	JPY	92,998,801	09/12/07	(4,420)
Great Britain Pound	1,642,719	NZD	4,494,396	09/12/07	77,545
Great Britain Pound	1,130,830	USD	2,236,779	08/22/07	(59,328)
Great Britain Pound	1,480,000	USD	2,937,948	08/22/07	(67,135)
Great Britain Pound	72,806	USD	144,979	09/12/07	(2,805)
Indian Rupee	60,861,100	USD	1,488,410	11/20/07	(11,804)
Indian Rupee	9,000,000	USD	220,372	11/20/07	(1,476)
Indian Rupee	50,000,000	USD	1,221,598	11/20/07	(10,893)
Japanese Yen	945,606,493	AUD	9,619,598	09/12/07	159,501
Japanese Yen	1,166,960,000	USD	9,529,860	08/22/07	(350,805)
Japanese Yen	1,244,804,011	USD	10,469,356	08/22/07	(70,416)
Japanese Yen	22,852,000	USD	187,696	08/22/07	(5,792)
Japanese Yen	161,047,900	USD	1,340,000	08/22/07	(23,595)
Japanese Yen	51,014,657	USD	425,056	09/12/07	(8,029)
Mexican Peso	49,101,004	USD	4,456,638	08/22/07	(8,614)
New Zealand Dollar	3,643,239	AUD	3,220,000	08/22/07	(28,439)
New Zealand Dollar	510,863	AUD	450,000	08/22/07	(5,278)
New Zealand Dollar	1,880,000	USD	1,371,704	08/22/07	(58,065)
New Zealand Dollar	310,000	USD	226,213	08/22/07	(9,547)
New Zealand Dollar	3,349,836	USD	2,466,652	08/22/07	(80,951)
New Zealand Dollar	3,989,400	USD	2,884,148	09/12/07	(144,464)
Norwegian Krone	6,332,261	EUR	790,000	08/22/07	(4,939)
Norwegian Krone	12,277,622	EUR	1,540,000	08/22/07	1,745
Norwegian Krone	238,643	EUR	30,000	08/22/07	125
Norwegian Krone	6,466,958	GBP	543,305	09/12/07	(7,294)
Norwegian Krone	8,068,447	USD	1,354,769	08/22/07	(29,808)
Norwegian Krone	20,013,323	USD	3,311,386	09/12/07	(124,082)
Polish Zloty	15,194,420	USD	5,407,267	08/22/07	(76,694)
Singapore Dollar	10,406,007	USD	6,820,000	08/22/07	(57,878)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Singapore Dollar	412,479	USD	270,000	08/22/07	$(2,629)
South Korean Won	2,530,000,000	USD	2,727,413	11/20/07	(35,048)
Swedish Krona	18,387,270	EUR	1,980,000	08/22/07	(20,905)
Swedish Krona	23,596,429	EUR	2,580,000	08/22/07	26,657
Swedish Krona	45,979,457	EUR	4,922,000	09/12/07	(94,284)
Swedish Krona	15,632,291	USD	2,267,195	08/22/07	(55,471)
Swedish Krona	1,910,272	USD	280,000	08/22/07	(3,831)
Swedish Krona	16,645,739	USD	2,484,365	08/22/07	11,118
Swedish Krona	62,668,453	USD	9,095,566	09/12/07	(224,537)
Swedish Krona	57,711,908	USD	8,253,401	09/12/07	(329,561)
Swiss Franc	4,014,239	EUR	2,430,000	08/22/07	(18,718)
Swiss Franc	7,835,253	USD	6,556,724	08/22/07	25,827
Swiss Franc	2,259,794	USD	1,850,000	08/22/07	(33,600)
Swiss Franc	1,710,170	USD	1,400,000	08/22/07	(25,474)
Turkish Lira	4,776,180	USD	3,450,000	08/22/07	(240,139)
Turkish Lira	5,220,162	USD	3,694,382	08/22/07	(338,783)
United States Dollar	5,531,989	AUD	6,677,614	08/22/07	154,976
United States Dollar	355,952	AUD	423,585	09/12/07	4,558
United States Dollar	10,720,062	CAD	11,887,254	08/22/07	429,076
United States Dollar	5,003,471	CAD	5,398,745	08/22/07	60,050
United States Dollar	12,892,934	CAD	13,727,786	08/22/07	(17,548)
United States Dollar	320,000	CAD	342,272	08/22/07	1,019
United States Dollar	5,179,229	CAD	5,532,970	09/12/07	12,305
United States Dollar	7,578	CHF	9,056	08/22/07	(30)
United States Dollar	3,240,000	CHF	3,963,589	08/22/07	63,760
United States Dollar	445,328	EUR	329,375	08/22/07	5,666
United States Dollar	41,780,918	EUR	30,776,460	08/22/07	359,520
United States Dollar	1,382,552	EUR	1,010,200	08/22/07	657
United States Dollar	17,417,957	EUR	12,930,681	08/22/07	287,283
United States Dollar	14,441,356	EUR	10,729,029	09/12/07	258,892
United States Dollar	406,164	EUR	299,575	09/12/07	4,295
United States Dollar	69,916	EUR	51,805	09/12/07	1,064
United States Dollar	14,432,358	EUR	10,682,674	09/12/07	204,378
United States Dollar	770,261	GBP	381,500	08/22/07	4,360
United States Dollar	14,666,110	GBP	7,373,610	08/22/07	305,720
United States Dollar	224,993	GBP	114,500	08/22/07	7,495
United States Dollar	8,880,586	GBP	4,503,123	09/12/07	259,997
United States Dollar	324,369	GBP	165,067	09/12/07	10,690

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	301,210	HUF	54,951,550	08/22/07	$(4,293)
United States Dollar	5,567,284	IDR	49,457,000,000	11/20/07	(229,901)
United States Dollar	2,875,713	INR	117,861,100	11/20/07	29,541
United States Dollar	440,098	INR	18,000,000	11/20/07	3,599
United States Dollar	2,372,798	INR	97,000,000	11/20/07	18,233
United States Dollar	7,695,163	JPY	925,614,255	08/22/07	142,025
United States Dollar	2,431,718	JPY	292,049,332	08/22/07	41,067
United States Dollar	23,974,887	JPY	2,837,050,523	08/22/07	46,456
United States Dollar	727,514	JPY	87,591,520	08/22/07	14,124
United States Dollar	2,480,000	JPY	296,199,345	08/22/07	27,924
United States Dollar	6,326,720	JPY	744,395,307	08/22/07	(23,915)
United States Dollar	7,334,734	JPY	880,974,874	09/12/07	144,238
United States Dollar	30,720	JPY	3,678,802	09/12/07	511
United States Dollar	6,404,488	KRW	5,909,381,145	08/22/07	28,960
United States Dollar	5,627,097	KRW	5,200,000,000	11/20/07	50,689
United States Dollar	1,330,895	MXN	14,663,136	08/22/07	2,573
United States Dollar	629,425	MXN	6,923,673	08/22/07	215
United States Dollar	5,365,926	MYR	18,000,000	11/20/07	(127,724)
United States Dollar	4,059,829	NOK	24,178,679	08/22/07	89,327
United States Dollar	3,560,786	NZD	4,835,725	08/22/07	116,859
United States Dollar	6,142,429	PLN	17,114,149	08/22/07	34,399
United States Dollar	1,400,000	RUB	35,467,600	11/20/07	(7,991)
United States Dollar	650,000	SEK	4,464,005	08/22/07	13,268
United States Dollar	5,695,696	SEK	38,162,303	08/22/07	(25,490)
United States Dollar	7,903,826	SGD	11,942,682	08/22/07	(10,280)
United States Dollar	4,113,128	TRY	5,637,042	08/22/07	242,124
United States Dollar	3,085,138	TRY	4,359,300	08/22/07	282,914
United States Dollar	1,149,870	ZAR	8,211,220	08/22/07	(5,637)
					$179,995

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2007

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NZD  New Zealand Dollar

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

RUB  Russian Ruble

TRY  Turkish Lira

USD  US Dollar

ZAR  South African Rand

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	60.29%	—
Repurchase agreement	—	3.52%
Banks and other financial institutions	27.36	1.91
Industrial	6.83	—
Money market fund	—	0.09
	94.48%	5.52%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 3.96% (before deduction of the maximum UBS PACE Select program fee; 2.42% after deduction of the maximum UBS PACE Select program fee). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "Index") returned 6.86%, and the median return of the Lipper High Current Yield Funds category was 6.02%. (Returns for Class A shares are also shown in the "Performance at a Glance" table on page 89. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

When we look at the period as a whole, the 12 months have been relatively good ones for the high yield market. The world economy has been strong and global high yield default rates have been at or near record lows during the period. In such a benign credit environment, riskier CCC-rated securities outperformed the overall market by more than 2.50 percentage points. The most significant gainers during the period were the large, high-profile CCC-rated credits, such as Charter Communications, Ford Motor Co., and HCA, which had started the period trading at very high yields. Given the absence of fundamental credit problems, the most significant losers were strong BB-rated issuers, such as Harrah's and Clear Channel, which were the targets of leveraged buyouts. June and July 2007 saw significant spread widening as the market posted its only losses of the year. Subprime mortgage problems and fears of a credit crunch took their toll as investors worried that these problems would spill over to the overall economy, causing high yield default rates to increase. (Subprime mortgages are granted to borrowers with lower credit profiles.) In our opinion, it is too early to tell whether these fears are justified.

Advisor's comments

Our strategic underweight in the riskiest sectors of the market detracted from relative results over the period. However, the Portfolio began to outperform the market in July 2007, as CCC-rated securities significantly underperformed the broader market for the first time during the period. At the end of July, the yield on the Portfolio was almost 80 basis points less than that of the market (a basis point is one one-hundredth of one percent). Since the market allows better credits to borrow at lower interest rates, the Portfolio's lower-than-market yield was, in our opinion, a good indicator of its better credit quality. If the current correction continues, we expect that our more conservative positioning has the potential to insulate the Portfolio from a good portion of the downdraft. It is important to remember that in previous downturns, the riskiest bonds in the market have experienced a disproportionate percentage of losses.

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Team

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Advisor's comments – concluded

In addition to our overall conservative positioning, individual industry allocations also affected performance. The most significant positives were our overweight in secured airline bonds and our underweight in the auto sector, coupled with a positive bias toward Ford and General Motors. We also benefited from our purchases of healthcare company HCA after its leveraged buyout was announced. The most significant negative during the fiscal year was our overweight in energy securities, which, being relatively conservative, trailed the market. In addition, our small overweight in homebuilders detracted from results, as this industry lagged due to fears of a deepening downturn in housing. As one might expect in an expanding economic environment, there were no significant losses due to actual credit difficulties.

Manager's Note:

Overall, the Portfolio's relative performance was due to several factors, including:

•  Security selection and sector allocation (which emphasized less risky investments as opposed to many of the Portfolio's peers, which generally took more risk).

•  In comparison to its size, the Portfolio, which commenced operations in April 2006, experienced relatively large amounts of cash inflows.

•  Throughout its initial inception period, the Portfolio held more cash than it is expected to hold going forward.

•  The rapid growth of the Portfolio's assets put the Portfolio in a near-constant buying mode. As a result, the Portfolio paid the "ask" price for securities while valuing them at the "bid" price, with a compounding impact to performance; this could abate if the purchase of additional securities represents a smaller percentage of the Portfolio's assets if the Portfolio grows in the future.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The fund seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and non-payment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Merrill Lynch Global High Yield Index (hedged in USD)

The graph depicts the performance of UBS PACE High Yield Investments Class P shares versus the Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2007. The performance of Class A shares will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	Since inception[1]
Before deducting maximum sales charge or UBS PACE Select	Class A2	3.66%	3.04%
program fee	Class P3	3.96%	3.46%
After deducting maximum sales charge or UBS PACE Select	Class A2	-0.99%	-0.70%
program fee	Class P3	2.42%	1.92%
Merrill Lynch Global High Yield Index (hedged in USD)		6.86%	6.14%
Lipper High Current Yield Funds median		6.02%	4.81%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.71%; since inception, 1.63%; Class P—1-year period, 6.13%; since inception, 4.39%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.04% and 1.35%; Class B—2.79% and 2.10%; Class C—2.54% and 1.85%; Class Y—1.79% and 1.10%; and Class P—1.90% and 1.10%. The Portfolio commenced operations on April 3, 2006. These gross ratios are estimates for the Portfolio's first fiscal year and are based on assets as of October 2006. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares and May 1, 2006 for Class A shares. The Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 24, 2006. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Merrill Lynch Global High Yield Index (hedged in USD): US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling, or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Weighted average duration	4.5	yrs.
Weighted average maturity	7.5	yrs.
Average coupon	7.61%
Net assets (mm)	$87.9
Number of holdings	180
Portfolio composition[1]	07/31/07
Long-term debt securities	94.4%
Forward foreign currency contracts	0.0	[2]
Cash equivalents and other assets less liabilities	5.6
Total	100.0%
Quality diversification[1]	07/31/07
BB & higher	38.0%
B	46.8
CCC & lower	7.1
Not rated	2.5
Cash equivalents and other assets less liabilities	5.6
Total	100.0%
Asset allocation[1]	07/31/07
Corporate bonds	94.4%
Forward foreign currency contracts	0.0	[2]
Cash equivalents and other assets less liabilities	5.6
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of net assets as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Corporate bonds—94.43%
Aerospace & defense—3.29%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		$655,000	$622,250
DRS Technologies, Inc. 6.875%, due 11/01/13		820,000	787,200
Hexcel Corp. 6.750%, due 02/01/15		755,000	717,250
Sequa Corp. 9.000%, due 08/01/09		735,000	764,400
			2,891,100
Airlines—1.60%
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19[2]		1,325,495	1,206,201
Continental Airlines, Inc. 7.033%, due 06/15/11		201,504	197,474
			1,403,675
Apparel/textiles—0.56%
Phillips Van Heusen 7.250%, due 02/15/11		55,000	54,725
8.125%, due 05/01/13		430,000	434,300
			489,025
Auto & truck—4.98%
Ford Motor Co. 7.450%, due 07/16/31[2]		2,585,000	1,990,450
General Motors 8.375%, due 07/05/33	EUR	400,000	470,644
8.375%, due 07/15/33[2]		2,335,000	1,920,537
			4,381,631
Beverages—1.50%
Constellation Brands, Inc. 7.250%, due 09/01/16		740,000	695,600
7.250%, due 05/15/17[3]		335,000	313,225
Constellation Brands, Inc., Series B 8.125%, due 01/15/12		305,000	306,525
			1,315,350
Building & construction—1.27%
K. Hovnanian Enterprises 6.500%, due 01/15/14		380,000	296,400
7.750%, due 05/15/13[2]		280,000	214,200
Standard Pacific Corp. 9.250%, due 04/15/12[2]		520,000	436,800
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	170,000
			1,117,400
Building materials—0.76%
Interface, Inc. 10.375%, due 02/01/10		645,000	670,800

	Face amount[1]		Value
Building products—1.27%
Ainsworth Lumber 6.750%, due 03/15/14[2]		$395,000	$268,600
Nortek, Inc. 8.500%, due 09/01/14		415,000	356,900
US Concrete, Inc. 8.375%, due 04/01/14		515,000	494,400
			1,119,900
Building products-cement—0.75%
Texas Industries, Inc. 7.250%, due 07/15/13		667,000	660,330
Cable—3.44%
CCH II LLC/CCH II Capital 10.250%, due 10/01/13		1,240,000	1,267,900
Central Euro Media Enterprises 8.250%, due 05/15/12	EUR	100,000	140,919
Charter Communications Operating LLC 8.000%, due 04/30/12[3]		100,000	97,500
8.375%, due 04/30/14[3]		280,000	276,500
DIRECTV Holdings Finance 8.375%, due 03/15/13		610,000	619,150
EchoStar DBS Corp. 6.375%, due 10/01/11		535,000	513,600
NTL Cable PLC 9.750%, due 04/15/14	GBP	50,000	102,571
			3,018,140
Car rental—1.57%
Avis Budget Car Rental 7.625%, due 05/15/14		375,000	360,000
Europcar Groupe SA 7.561%, due 05/15/13[5]	EUR	175,000	233,441
Hertz Corp. 8.875%, due 01/01/14		400,000	400,000
10.500%, due 01/01/16		375,000	388,125
			1,381,566
Chemicals—8.52%
Chemtura Corp. 6.875%, due 06/01/16		450,000	415,125
Degussa AG 5.125%, due 12/10/13	EUR	135,000	175,299
Hexion US Finance Corp./Nova Scotia 9.750%, due 11/15/14		345,000	369,150
Huntsman International LLC 6.875%, due 11/15/13	EUR	150,000	212,405
Huntsman LLC 11.500%, due 07/15/12		905,000	995,500
11.625%, due 10/15/10		100,000	106,250
Innophos, Inc. 8.875%, due 08/15/14		595,000	597,975
Invista 9.250%, due 05/01/12[3]		555,000	571,650

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
Koppers Holdings, Inc. 9.875%, due 11/15/14[4]		$270,000	$227,475
Koppers, Inc. 9.875%, due 10/15/13		565,000	598,900
Lyondell Chemical Co. 6.875%, due 06/15/17		360,000	378,000
8.000%, due 09/15/14		585,000	625,950
10.500%, due 06/01/13		315,000	340,200
Mosaic Co. 7.375%, due 12/01/14[3]		605,000	601,975
7.625%, due 12/01/16[3]		195,000	195,975
Nalco Co. 7.750%, due 11/15/11		675,000	661,500
9.000%, due 11/15/13	EUR	150,000	208,301
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	50,000	67,723
SGL Carbon Luxembourg SA 8.500%, due 02/01/12	EUR	100,000	144,477
			7,493,830
Commercial services—3.68%
Aramark Corp. 8.500%, due 02/01/15[3]		615,000	579,637
Ashtead Holdings PLC 8.625%, due 08/01/15[3]		405,000	400,950
Corrections Corp. of America 6.250%, due 03/15/13		195,000	183,788
6.750%, due 01/31/14		490,000	469,175
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	125,000	170,164
7.750%, due 01/15/15		1,025,000	950,687
United Rentals North America, Inc. 6.500%, due 02/15/12		480,000	480,000
			3,234,401
Communications equipment—1.81%
American Tower Corp. 7.125%, due 10/15/12		1,280,000	1,254,400
7.500%, due 05/01/12		345,000	341,550
			1,595,950
Computer software & services—1.09%
Sungard Data Systems, Inc. 9.125%, due 08/15/13		670,000	673,350
10.250%, due 08/15/15		285,000	285,000
			958,350
Containers & packaging—2.30%
Ball Corp. 6.875%, due 12/15/12		670,000	663,300
Crown Americas 7.625%, due 11/15/13		580,000	571,300
Crown Euro Holdings SA 6.250%, due 09/01/11	EUR	50,000	69,844

	Face amount[1]		Value
Containers & packaging—(concluded)
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	150,000	$206,249
8.750%, due 11/15/12		490,000	509,600
			2,020,293
Diversified operations—0.26%
Stena AB 5.875%, due 02/01/19	EUR	200,000	229,849
Electric utilities—2.37%
Dynegy Holdings, Inc. 8.750%, due 02/15/12		510,000	507,450
Edison Mission Energy 7.200%, due 05/15/19[3]		100,000	89,250
7.500%, due 06/15/13		715,000	689,975
NRG Energy, Inc. 7.250%, due 02/01/14		820,000	791,300
			2,077,975
Electric-generation—0.32%
Intergen NV 8.500%, due 06/30/17	EUR	205,000	278,662
Electronics—1.88%
Itron, Inc. 7.750%, due 05/15/12		600,000	597,000
L-3 Communications Corp., Series B 6.375%, due 10/15/15		1,065,000	979,800
UCAR Finance, Inc. 10.250%, due 02/15/12		70,000	73,150
			1,649,950
Energy—1.99%
Alpha Natural Resources 10.000%, due 06/01/12		155,000	158,100
Arch Western Finance 6.750%, due 07/01/13		750,000	682,500
Foundation PA Coal Co. 7.250%, due 08/01/14		660,000	620,400
Massey Energy Co. 6.875%, due 12/15/13		325,000	286,406
			1,747,406
Finance-captive automotive—1.71%
Ford Motor Credit Co. 7.000%, due 10/01/13		795,000	715,409
General Motors Acceptance Corp. 8.000%, due 11/01/31		835,000	784,133
			1,499,542
Finance-other—1.20%
American Real Estate Partners Finance 7.125%, due 02/15/13		665,000	625,100
KAR Holdings, Inc. 10.000%, due 05/01/15[3]		485,000	426,800
			1,051,900

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

	Face amount[1]		Value
Corporate bonds—(continued)
Financial services—0.35%
Bear Stearns Cos., Inc. 7.000%, due 02/02/17[3,5]		$320,000	$305,088
Food—0.42%
Smithfield Foods, Inc. 7.000%, due 08/01/11		380,000	368,600
Gaming—6.39%
American Casino & Entertainment Properties LLC 7.850%, due 02/01/12		$190,000	$195,700
Harrah's Operating Co., Inc. 6.500%, due 06/01/16		505,000	371,175
Isle of Capri Casinos 7.000%, due 03/01/14		445,000	401,056
Mandalay Resort Group 6.375%, due 12/15/11		465,000	465,000
9.375%, due 02/15/10		365,000	373,213
MGM Mirage, Inc. 6.000%, due 10/01/09		645,000	632,100
7.500%, due 06/01/16		280,000	260,400
Mohegan Tribal Gaming 6.125%, due 02/15/13		805,000	750,662
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15[3]		545,000	501,400
River Rock Entertainment 9.750%, due 11/01/11		325,000	341,250
Station Casinos 6.000%, due 04/01/12		630,000	576,450
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14		810,000	751,275
			5,619,681
Health care providers & services—1.62%
HCA, Inc. 6.500%, due 02/15/16		1,785,000	1,374,450
9.250%, due 11/15/16[3]		55,000	54,588
			1,429,038
Hotels, restaurants & leisure—0.21%
TUI AG 5.125%, due 12/10/12	EUR	150,000	183,161
Industrial products & services—1.86%
Allied Waste North America, Inc. 6.875%, due 06/01/17		400,000	372,000
7.875%, due 04/15/13		315,000	311,850
Allied Waste North America, Series B 5.750%, due 02/15/11		1,015,000	954,100
			1,637,950
Machinery—1.07%
Terex Corp. 7.375%, due 01/15/14		960,000	940,800

	Face amount[1]		Value
Machinery-agriculture & construction—1.15%
Case Corp. 7.250%, due 01/15/16		$245,000	$241,325
Case New Holland, Inc. 6.000%, due 06/01/09		565,000	560,763
9.250%, due 08/01/11		200,000	210,000
			1,012,088
Manufacturing-diversified—2.23%
American Railcar Industries, Inc. 7.500%, due 03/01/14		670,000	653,250
Bombardier, Inc. 7.250%, due 11/15/16	EUR	250,000	340,327
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		1,000,000	965,000
			1,958,577
Media—2.38%
EMI Group PLC 8.625%, due 10/15/13	EUR	130,000	190,532
Idearc, Inc. 8.000%, due 11/15/16		345,000	326,887
Lamar Media Corp. 6.625%, due 08/15/15		430,000	391,300
7.250%, due 01/01/13		750,000	720,000
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	160,000	224,377
RH Donnelley, Inc. 10.875%, due 12/15/12		230,000	242,650
			2,095,746
Medical products—0.91%
FMC Finance III SA 6.875%, due 07/15/17[3]		690,000	664,125
Fresenius Medical Capital Trust IV 7.375%, due 06/15/11	EUR	100,000	139,551
			803,676
Metals—3.51%
California Steel Industries 6.125%, due 03/15/14		1,115,000	997,925
Century Aluminum Co. 7.500%, due 08/15/14		880,000	862,400
Freeport-McMoRan Cooper & Gold, Inc. 8.250%, due 04/01/15		115,000	120,463
8.375%, due 04/01/17		315,000	330,750
Novelis, Inc. 7.250%, due 02/15/15		425,000	426,062
RathGibson, Inc. 11.250%, due 02/15/14		335,000	345,050
			3,082,650
Oil & gas—11.31%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	100,000	127,238
6.375%, due 06/15/15		1,365,000	1,281,394
7.500%, due 09/15/13		200,000	201,250
7.500%, due 06/15/14		130,000	130,325

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Compton Petroleum Finance Corp. 7.625%, due 12/01/13	$595,000	$556,325
Delta Petroleum Corp. 7.000%, due 04/01/15	555,000	474,525
Denbury Resources, Inc. 7.500%, due 12/15/15	625,000	600,000
El Paso Corp. 6.875%, due 06/15/14	415,000	404,533
Forest Oil Corp. 8.000%, due 12/15/11	540,000	544,050
Hilcorp Energy Co. 9.000%, due 06/01/16[3]	395,000	393,025
Inergy LP 6.875%, due 12/15/14	855,000	795,150
Markwest Energy Partners 8.500%, due 07/15/16	535,000	535,000
Pacific Energy Partners 6.250%, due 09/15/15	65,000	63,503
Range Resources Corp. 7.375%, due 07/15/13	675,000	671,625
Regency Energy Partners 8.375%, due 12/15/13[3]	635,000	654,050
SemGroup LP 8.750%, due 11/15/15[3]	565,000	556,525
Swift Energy Co. 7.625%, due 07/15/11	305,000	300,425
Targa Resources, Inc. 8.500%, due 11/01/13[3]	455,000	504,443
Tenaska Alabama Partners 7.000%, due 06/30/21[3]	419,500	433,601
Williams Cos., Inc. 7.125%, due 09/01/11	55,000	55,000
8.125%, due 03/15/12	15,000	15,525
Williams Partners LP 7.500%, due 06/15/11	645,000	645,806
		9,943,318
Oil equipment—0.06%
Grant Prideco, Inc. 6.125%, due 08/15/15	60,000	55,800
Oil refining—2.42%
Frontier Oil Corp. 6.625%, due 10/01/11	760,000	737,200
Petroplus Finance Ltd. 6.750%, due 05/01/14[3]	315,000	287,437
7.000%, due 05/01/17[3]	170,000	155,125
Tesoro Corp. 6.250%, due 11/01/12	830,000	800,950
6.500%, due 06/01/17[3]	160,000	151,200
		2,131,912

	Face amount[1]		Value
Oil services—2.59%
Basic Energy Services 7.125%, due 04/15/16		$675,000	$614,250
CIE Generale de Geophysique 7.500%, due 05/15/15		730,000	711,750
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		645,000	586,950
Universal Compression, Inc. 7.250%, due 05/15/10		355,000	367,869
			2,280,819
Paper & forest products—1.17%
Georgia-Pacific Corp. 8.125%, due 05/15/11		1,025,000	1,032,688
Real estate investment trust—0.16%
Ventas Realty LP Capital Corp. 6.750%, due 06/01/10		140,000	138,250
Recycling—0.63%
Aleris International, Inc. 9.000%, due 12/15/14[3]		590,000	551,650
Retail—0.82%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15		690,000	719,325
Steel—0.64%
Mueller Water Products, Inc. 7.375%, due 06/01/17[3]		605,000	565,675
Telecommunication services—2.89%
MetroPCS Wireless, Inc. 9.250%, due 11/01/14[3]		430,000	421,400
Nordic Telephone Co. Holdings 9.513%, due 05/01/16[5]	EUR	150,000	205,222
Qwest Communications International 7.250%, due 02/15/11		150,000	145,500
Qwest Corp. 6.500%, due 06/01/17[3]		550,000	506,000
8.875%, due 03/15/12		225,000	236,531
Rogers Wireless, Inc. 6.375%, due 03/01/14		215,000	216,717
8.000%, due 12/15/12		440,000	464,324
Softbank Corp. 7.750%, due 10/15/13	EUR	250,000	345,458
			2,541,152
Transportation services—1.20%
Bristow Group, Inc. 6.125%, due 06/15/13		677,000	636,380
PHI, Inc. 7.125%, due 04/15/13		450,000	416,250
			1,052,630
Travel services—0.32%
Travelport LLC 11.875%, due 09/01/16[2]		275,000	277,750
		Total corporate bonds (cost—$87,033,349)	83,015,049

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

	Face amount[1]	Value
Repurchase agreement—3.06%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $2,660,696 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$2,744,833); proceeds: $2,691,353 (cost—$2,691,000)	$2,691,000	$2,691,000
	Number of shares
Investments of cash collateral from securities loaned—6.81%
Money market funds[6]—2.83%
AIM Prime Portfolio, 5.213%	45	45
DWS Money Market Series, 5.289%	1,734,231	1,734,231
UBS Private Money Market Fund LLC, 5.228%[7]	755,048	755,048
Total money market funds (cost—$2,489,324)		2,489,324

	Face amount[1]	Value
Repurchase agreement—3.98%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07, collateralized by $4,950,000 Federal Home Loan Bank obligations, 5.750% due 01/16/18; (value—$3,572,921) proceeds: $3,500,515 (cost—$3,500,000)	$3,500,000	$3,500,000
Total investments of cash collateral from securities loaned (cost—$5,989,324)		5,989,324
Total investments (cost—$95,713,673)—104.30%		91,695,373
Liabilities in excess of other assets—(4.30)%		(3,783,592)
Net assets—100.00%		$87,911,781

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2007.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.67% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

5  Floating rate security. The interest rate shown is the current rate as of July 31, 2007.

6  Rates shown reflect yield at July 31, 2007.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$16,547	$18,624,623	$17,886,122	$755,048	$6,545

EUR  Euro

GBP  Great Britain Pound

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation
Euro	3,400,000	USD	4,676,530	08/30/07	$19,753

Currency type abbreviation:

USD  US Dollar

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2007

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	92.3%
Canada	2.5
Luxembourg	1.1
France	1.1
United Kingdom	0.8
Bermuda	0.6
Germany	0.4
Japan	0.4
Netherlands	0.3
Sweden	0.3
Denmark	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 14.26% (before the deduction of the maximum UBS PACE Select program fee; 12.56% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Value Index (the "Index") returned 13.47%, and the median return of the Lipper Large-Cap Value Funds category was 13.87%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 101. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

A steep decline in crude oil prices, coupled with lower long-term interest rates and increased optimism that a Federal Reserve Board interest rate cut would be forthcoming, created the backdrop for a strong market rally in the second half of 2006. Despite generally weak economic data, investors bid up stocks and regained a sense of optimism that was lost during the previous summer's selloff. The beginning of the implosion of the subprime mortgage market negatively impacted equity performance during early 2007, but was eventually offset by news of strong US corporate earnings and a rebound in economic activity (subprime mortgages are granted to borrowers considered subprime; that is, a person with a lower credit profile). As a result, major market averages all rose strongly through May 2007. However, a sharp rise in long-term interest rates during the second quarter of 2007 had an impact on the performance of riskier assets, while rising crude oil prices threatened to temper consumer spending. Finally, the failure of two hedge funds in June, which was attributed to the subprime mortgage collapse, sparked a downturn in the market that was exacerbated by additional losses in other subprime lenders and housing weakness in July. A steep increase in volatility followed, leading to a dramatic fall in investor confidence and a sharp decline in the equity market in mid-July.

Advisors' comments

SSgA

During the fiscal year, our portion of the Portfolio generated solid absolute results, but lagged the Index. Our investment process incorporates perspectives on valuation,

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Advisors:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital LLC ("ICAP") and Westwood Management Corporation ("Westwood")

Portfolio Managers:

SSgA: James M. Johnson and Team;

ICAP: Team;

Westwood: Susan M. Byrne

Objective:

Capital appreciation and dividend income

Investment process:

SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – continued

quality and sentiment. These components offered mixed results for this time period. Overall, our valuation factors (price-to-earnings and cash flow) were strong, while our quality perspective and sentiment factor (a proxy for a company's earnings growth) were less successful.

Our shortfall relative to the Index was driven by stock selection decisions. The biggest detractors were the energy and healthcare sectors. Within healthcare, overweight positions in Forest Labs (-26%) and vitamin maker NBTY, Inc. (-19%) hurt Portfolio performance, with NBTY falling in June 2007 after strong 2006 performance.

Stock selection in consumer discretionary and industrial sectors helped our relative performance and minimized our losses. Within the consumer discretionary sector, Big Lots (+60.5%) and Darden Restaurants1 (+15.5%) helped performance. Strong earnings reports were the main driver of returns. Also, during the period, Payless1 was raised to "positive" from "neutral" by a Wall Street analyst. The company announced joint ventures with Walt Disney and Nike to develop licensed footwear collections, which is expected to help boost sales that have stagnated in recent years.

Within industrials, an overweight position in ITT Educational Services Inc. climbed 50%. Shares of the company, which provides technology-oriented post-secondary degree programs, soared to their highest price ever as fiscal first quarter net income jumped 35% and student enrollments rose 13%.

ICAP

During the fiscal year, our portion of the Portfolio outperformed the Index. Over the reporting period, stock selection was positive in consumer staples, consumer durables, energy, consumer services, financials and transportation. Our sector weightings were also positive due to our underweight in financials, overweight in technology and overweight in basic industries.

In this market environment, we saw fewer thematic opportunities for stock selection, but we have continued to find stock-specific catalysts that we believe offered compelling drivers for performance. These stock-specific catalysts can generate upward momentum for a stock, even if the external or macroeconomic environment is more challenging.

At period end, our largest sector allocation was in financial stocks, although the weight was significantly below that of the Index, and represented less than 20% of our total equity commitment. We emphasized high-quality, large-cap financial companies that we believed were less sensitive to interest rates and to the subprime mortgage situation.

1  Not held by the Portfolio as of July 31, 2007.

Investment process (concluded)

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Advisors' comments – concluded

At the stock level, some top performers for the reporting period were McDonald's, Hewlett-Packard, Textron, Schlumberger and Occidental Petroleum. McDonald's was sold from our portion of the Portfolio by the end of the period, as it reached its target price.

The largest detractor from performance during the period was Motorola. This stock was first added to the portfolio in the second quarter of 2006. It has not performed well due to a decline in its handset business causing profitability to suffer. Current Motorola management has undertaken a significant cost reduction plan and has reshaped the leadership and priorities of its mobile device division.

Another detractor from performance was Office Depot, the second largest company in the office products retail market. This was added to the portfolio in the second quarter of 2007. With a decline in both retail and business spending in 2007, the stock has not performed as expected. However, its management has scaled back store growth, which frees up capital which could be used for a share repurchase program.

Westwood

Our exposure to high-quality securities with strong fundamentals allowed our portion of the Portfolio to outperform the Index during the reporting period. The sustainability of the global industrial cycle, which is being fueled by demand from emerging economies such as India and China, led us to identify values within the industrial segment of the market. Elsewhere, our holdings within the securities brokerage and investment management industries moved higher on the strength of asset flows into these companies. In particular, Franklin Resources, an asset manager, as well as MasterCard, Inc., which reported earnings results driven by strong transaction volumes, were top performers.

We avoided companies with direct exposure to subprime lenders, which benefited performance. Additionally, an overweight in the energy sector and strong security selection enhanced results. Some of the best-performing securities during the fiscal year included McDermott International, Exxon Mobil Corp., Marathon Oil Corp., Murphy Oil Corp. and ConocoPhillips. These companies all responded well to both the rise in the price of crude oil and to strong operating results. Strength in industrial-related sectors, such as materials and processing, contributed to relative performance. In particular, firms exposed to commodity price strength, such as Freeport-McMoRan Copper & Gold, enhanced results. The company saw its cash flow boosted by continued strength in copper prices. Another example was IPSCO, which benefited from strength in steel prices as well as from merger and acquisition activity within its industry.

In contrast, our relative performance was hindered by security selection in the healthcare sector. For example, Bristol-Myers' shares declined after it was accused of impeding the sale of a generic substitute for its best selling drug. Also, Pfizer's shares fell after the company made comments indicating that a major drug in its pipeline may experience difficulty getting approved by the Food and Drug Administration (FDA). Other detractors to performance included Motorola, which fell on weaker-than-expected handset sales.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Value Index

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	13.94%	12.78%	N/A	7.54%
maximum sales charge	Class B3	13.00%	11.84%	N/A	6.77%
or UBS PACE Select	Class C4	13.11%	11.91%	N/A	6.73%
program fee	Class Y5	14.36%	13.18%	N/A	7.69%
	Class P6	14.26%	13.07%	6.09%	10.16%
After deducting	Class A2	7.68%	11.51%	N/A	6.62%
maximum sales charge	Class B3	8.00%	11.58%	N/A	6.77%
or UBS PACE Select	Class C4	12.11%	11.91%	N/A	6.73%
program fee	Class P6	12.56%	11.39%	4.51%	8.52%
Russell 1000 Value Index		13.47%	14.46%	8.56%	12.02%
Lipper Large-Cap Value Funds median		13.87%	12.34%	6.58%	10.04%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 13.59%; 5-year period, 10.59%; since inception, 7.33%; Class B—1-year period, 14.03%; 5-year period, 10.61%; since inception, 7.48%; Class C—1-year period, 18.23%; 5-year period, 10.96%; since inception, 7.44%; Class Y—1-year period, 20.56%; 5-year period, 12.23%; since inception, 8.42%; Class P—1-year period, 18.68%; 5-year period, 10.44%; 10-year period, 5.68%; since inception, 8.94%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.27% and 1.14%; Class B—2.13% and 2.00%; Class C—2.06% and 1.93%; Class Y—0.90% and 0.77%; and Class P—0.99% and 0.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the Portfolio's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA Funds Management, Inc. Finally, the Portfolio and UBS Global AM have also entered into an additional fee waiver agreement pursuant to which UBS Global AM has agreed to permanently reduce its management fee based on the Portfolio's average daily net assets to the following rate: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (bn)	$1.7
Number of holdings	136
Portfolio composition[1]	07/31/07
Common stocks	96.5%
ADRs	2.5
Cash equivalents and other assets less liabilities	1.0
Total	100.0%
Top five sectors[1]	07/31/07
Financials	25.8%
Energy	13.9
Industrials	12.7
Consumer discretionary	9.6
Information technology	8.8
Total	70.8%
Top ten equity holdings[1]	07/31/07
Exxon Mobil	4.8%
Citigroup	3.7
J.P. Morgan Chase	3.6
AT&T	3.0
General Electric	2.9
Bank of America	2.7
Morgan Stanley	2.0
American International Group	1.7
Occidental Petroleum	1.5
Walt Disney	1.5
Total	27.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—98.99% Security description	Number of shares	Value
Aerospace & defense—1.29%
Lockheed Martin Corp.	100,900	$9,936,632
United Technologies Corp.	159,998	11,675,054
		21,611,686
Air freight & couriers—0.59%
FedEx Corp.	48,200	5,337,668
Hub Group, Inc., Class A1, *	133,034	4,525,817
		9,863,485
Banks—3.50%
Bank of America Corp.	962,400	45,637,008
Bank of New York Mellon Corp.	126,000	5,361,300
Comerica, Inc.[1]	26,000	1,369,160
SunTrust Banks, Inc.[1]	83,400	6,530,220
		58,897,688
Beverages—0.92%
Coca-Cola Co.	296,650	15,458,432
Chemicals—1.13%
E.I. du Pont de Nemours and Co.	407,050	19,021,447
Commercial services & supplies—2.96%
Apollo Group, Inc., Class A1, *	136,200	8,050,782
Deluxe Corp.[1]	447,200	16,886,272
DeVry, Inc.[1]	69,500	2,251,800
ITT Educational Services, Inc.1, *	135,600	14,327,496
MasterCard, Inc., Class A1	33,300	5,354,640
Sotheby's1	67,800	2,898,450
		49,769,440
Communications equipment—2.32%
Cisco Systems, Inc. *	754,100	21,801,031
Motorola, Inc.[1]	1,011,300	17,181,987
		38,983,018
Computers & peripherals—2.54%
Apple, Inc. *	146,400	19,289,664
Hewlett-Packard Co.[1]	337,800	15,548,934
International Business Machines Corp.	70,150	7,762,097
		42,600,695
Construction & engineering—0.89%
McDermott International, Inc.1, *	76,500	6,344,910
Perini Corp. *	141,100	8,664,951
		15,009,861
Containers & packaging—1.29%
Pactiv Corp. *	408,600	12,915,846
Temple-Inland, Inc.[1]	151,650	8,815,415
		21,731,261

Security description	Number of shares	Value
Diversified financials—14.05%
American Express Co.	179,481	$10,506,818
Ameriprise Financial, Inc.[1]	255,000	15,368,850
BlackRock, Inc.[1]	33,800	5,391,100
Capital One Financial Corp.	93,650	6,626,674
Citigroup, Inc.[1]	1,349,549	62,848,497
Discover Financial Services *	140,900	3,247,745
Franklin Resources, Inc.	132,532	16,880,601
Goldman Sachs Group, Inc.	56,900	10,716,546
J.P. Morgan Chase & Co.[1]	1,391,170	61,225,391
Lazard Ltd., Class A	125,300	4,639,859
Morgan Stanley & Co.[1]	524,300	33,487,041
Walter Industries, Inc.	204,700	5,117,500
		236,056,622
Diversified telecommunication services—5.19%
AT&T, Inc.[1]	1,274,559	49,911,730
Citizens Communications Co.[1]	270,300	3,900,429
Qwest Communications International, Inc. *	975,800	8,323,574
Verizon Communications, Inc.[1]	590,101	25,150,105
		87,285,838
Electric utilities—2.62%
Dominion Resources, Inc.	239,250	20,149,635
Exelon Corp.[1]	154,900	10,866,235
FPL Group, Inc.	46,800	2,701,764
PG&E Corp.[1]	242,100	10,364,301
		44,081,935
Electrical equipment—0.91%
Belden, Inc.[1]	64,300	3,522,354
Energizer Holdings, Inc. *	117,100	11,815,390
		15,337,744
Energy equipment & services—0.81%
Dresser-Rand Group, Inc. *	65,900	2,444,890
Global Industries Ltd. *	179,500	4,649,050
National-Oilwell Varco, Inc. *	15,800	1,897,738
Schlumberger Ltd.	49,600	4,698,112
		13,689,790
Food & drug retailing—1.42%
CVS Corp.[1]	678,050	23,860,580
Food products—0.32%
General Mills, Inc.	97,600	5,428,512
Health care equipment & supplies—0.24%
Zimmer Holdings, Inc. *	51,000	3,965,760
Health care providers & services—3.21%
AmerisourceBergen Corp.[1]	279,600	13,171,956
CIGNA Corp.	322,800	16,669,392
Express Scripts, Inc. *	67,500	3,383,775
Humana, Inc. *	210,800	13,510,172
UnitedHealth Group, Inc.	65,200	3,157,636

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Health care providers & services—(concluded)
WellCare Health Plans, Inc.1, *	40,500	$4,101,030
		53,993,961
Hotels, restaurants & leisure—1.74%
InterContinental Hotels Group PLC, ADR	341,889	7,819,001
McDonald's Corp.[1]	447,600	21,426,612
		29,245,613
Household products—1.68%
Colgate-Palmolive Co.	167,400	11,048,400
Procter & Gamble Co.[1]	277,400	17,159,964
		28,208,364
Industrial conglomerates—4.13%
General Electric Co.[1]	1,244,850	48,250,386
Textron, Inc.	187,550	21,172,519
		69,422,905
Insurance—8.21%
ACE Ltd.	255,900	14,770,548
Allstate Corp.	152,400	8,100,060
American International Group, Inc.[1]	451,000	28,945,180
Aon Corp.[1]	264,400	10,586,576
Arch Capital Group Ltd. *	75,600	5,266,296
Axis Capital Holdings Ltd.	184,400	6,795,140
Chubb Corp.	246,900	12,446,229
Hartford Financial Services Group, Inc.[1]	117,700	10,813,099
MetLife, Inc.	155,600	9,370,232
RenaissanceRe Holdings Ltd.[1]	131,400	7,555,500
Travelers Cos., Inc.	172,800	8,774,784
XL Capital Ltd., Class A1	186,000	14,481,960
		137,905,604
Internet software & services—0.65%
Automatic Data Processing, Inc.	236,900	10,996,898
IT consulting & services—1.13%
Accenture Ltd., Class A	322,400	13,582,712
Electronic Data Systems Corp.	202,500	5,465,475
		19,048,187
Leisure equipment & products—1.00%
Mattel, Inc.[1]	732,800	16,788,448
Machinery—0.95%
AGCO Corp. *	105,700	4,062,051
Ceradyne, Inc. *	87,700	6,545,051
ITT Industries, Inc.	86,000	5,407,680
		16,014,782
Media—2.41%
Omnicom Group, Inc.[1]	284,200	14,741,454
Walt Disney Co.[1]	781,500	25,789,500
		40,530,954

Security description	Number of shares	Value
Metals & mining—1.78%
Allegheny Technologies, Inc.	52,000	$5,456,360
Freeport-McMoRan Copper & Gold, Inc., Class B1	121,600	11,427,968
GrafTech International Ltd. *	232,000	3,593,680
Rio Tinto PLC, ADR[1]	32,600	9,425,312
		29,903,320
Multi-line retail—1.59%
Big Lots, Inc.1, *	280,600	7,256,316
Macy's, Inc.	138,900	5,010,123
Target Corp.	238,650	14,455,030
		26,721,469
Multi-utilities—0.82%
Questar Corp.	263,900	13,790,490
Oil & gas—13.14%
Apache Corp.[1]	128,502	10,388,102
ChevronTexaco Corp.[1]	226,500	19,311,390
ConocoPhillips	129,000	10,428,360
Exxon Mobil Corp.[1]	944,262	80,385,024
Hess Corp.	273,200	16,719,840
Marathon Oil Corp.	356,300	19,667,760
Murphy Oil Corp.[1]	187,506	11,632,872
Occidental Petroleum Corp.	457,197	25,932,214
Tesoro Corp.	44,900	2,236,020
Valero Energy Corp.[1]	145,600	9,756,656
Western Refining, Inc.[1]	81,800	4,539,900
XTO Energy, Inc.	178,600	9,739,058
		220,737,196
Personal products—0.52%
NBTY, Inc.1, *	198,900	8,660,106
Pharmaceuticals—5.13%
Bristol-Myers Squibb Co.	435,500	12,372,555
Forest Laboratories, Inc.1, *	382,000	15,356,400
King Pharmaceuticals, Inc. *	497,800	8,542,995
Merck & Co., Inc.	292,450	14,520,143
Novartis AG, ADR	457,550	24,684,822
Pfizer, Inc.	453,800	10,668,838
		86,145,753
Road & rail—0.93%
Norfolk Southern Corp.	291,550	15,679,559
Semiconductor equipment & products —0.90%
MEMC Electronic Materials, Inc. *	93,000	5,702,760
Texas Instruments, Inc.	266,400	9,374,616
		15,077,376
Software—1.29%
Microsoft Corp.	368,300	10,677,017
Oracle Corp. *	572,800	10,951,936
		21,628,953

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Specialty retail—2.35%
Aeropostale, Inc.1, *	307,500	$11,709,600
AutoZone, Inc.1, *	94,100	11,932,821
GameStop Corp., Class A1, *	103,300	4,168,155
Home Depot, Inc.	143,300	5,326,461
Office Depot, Inc. *	256,350	6,398,496
		39,535,533
Textiles & apparel—0.48%
Nike, Inc., Class B	143,300	8,089,285
Tobacco—1.74%
Altria Group, Inc.	164,500	10,934,315
Loews Corp.-Carolina Group	218,700	16,575,273
Universal Corp.[1]	30,600	1,689,426
		29,199,014
Venture capital—0.22%
The Blackstone Group LP1, *	152,000	3,649,520
Total common stocks (cost—$1,517,428,129)		1,663,627,084
	Face amount
Repurchase agreement—1.69%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720% due 08/01/07, collateralized by $13,700,000 Federal National Mortgage Association obligations, 5.990% due 04/18/17 and $14,691,667 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$28,907,627); proceeds: $28,339,715 (cost—$28,336,000)	$28,336,000	28,336,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—12.86%
Money market funds[2]—8.22%
AIM Liquid Assets Portfolio, 5.203%	767	$767
AIM Prime Portfolio, 5.213%	43,892	43,892
DWS Money Market Series, 5.289%	34,472,097	34,472,097
Provident Temp Fund, 5.119%	71,876	71,876
UBS Private Money Market Fund LLC, 5.228%[3]	103,529,766	103,529,766
Total money market funds (cost—$138,118,398)		138,118,398
	Face amount
Repurchase agreement—4.64%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07, collateralized by $25,000,000 Federal Farm Credit Bank obligations, 4.270% due 06/22/09, $21,145,000 Federal Home Loan Bank obligations, 5.400% to 5.500% due 10/05/09 to 01/10/18 and $34,624,000 Federal Home Loan Mortgage Corp. obligations, 5.000% due 07/15/14; (value—$79,560,464); proceeds: $78,011,483 (cost—$78,000,000)	$78,000,000	78,000,000
Total investments of cash collateral from securities loaned (cost—$216,118,398)		216,118,398
Total investments (cost—$1,761,882,527)—113.54%		1,908,081,482
Liabilities in excess of other assets—(13.54)%		(227,554,647)
Net assets—100.00%		$1,680,526,835

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Rates shown reflect yield at July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2007

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$29,788,941	$2,174,128,235	$2,100,387,410	$103,529,766	$69,901

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.1%
Bermuda	2.0
Cayman Islands	1.5
Switzerland	1.3
United Kingdom	0.9
Netherland Antilles	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 15.76% (before the deduction of the maximum UBS PACE Select program fee; 14.04% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 1000 Growth Index (the "Index") returned 19.47%, and the median return for the Lipper Large-Cap Growth Funds category was 17.06%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 112. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Large cap growth US equities began the reporting period with overall solid gains. However, these gains were offset during the latter portion of the fiscal year, as US equities were tested by a variety of headwinds. These included continued housing weakness, subprime lending woes, and the potential for a widespread "credit crunch." (Subprime lenders grant subprime mortgages to borrowers considered subprime; that is, a person with a lower credit profile.) For the 12-month period, the Russell 1000 Growth Index posted a return of 19.47%. In looking at the Index's sector-level returns, all 10 sectors recorded positive gains for the period. The strongest-performing sectors included materials (+37%), information technology (+31%), telecommunication services (+26%) and industrials (+24%). In contrast, consumer staples (+9%) and healthcare (+8%) were relatively weak performers.

Advisors' comments

Please note: Wellington Management assumed investment advisory responsibility with respect to a portion of the Fund's Portfolio in June 2007, replacing GE Asset Management. Both Advisors contributed to this commentary, covering only those periods of time during which they managed their portions of the Portfolio.

GE Asset Management

We underperformed the Index during the period of time we managed our portion of the Portfolio, from August 1, 2006 through May 31, 2007. Despite solid contributions from the consumer discretionary, staples, materials and energy sectors, our results in the technology, healthcare and industrials sectors weighed on returns. In information technology, the positive contribution from an overweight position to this

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

Portfolio Managers:

Wellington: Andrew Shilling and Team;

Marsico: Thomas F. Marsico;

SSgA: Nick de Peyster and Team

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SSgA uses several independent valuation measures to identify investment

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

strong-performing sector was not enough to offset the negative impact of security selection during the period. While we generated positive contributions from Cisco Systems (+50.6%), eBay1 (+35.3%) and Qualcomm (+23.3%), an underweight in computer and peripheral companies, which rallied 42.6% during the period, hurt performance. Underperformance in Molex1 (-0.2%), Intuit (-1.2%) and Yahoo!1 (+5.7%) also dragged on returns.

Within the healthcare sector, Amgen1 (-19.0%) was the single largest detractor from performance. The stock suffered amid safety concerns regarding its anemia drugs and increased Food and Drug Administration (FDA) scrutiny. Although we like the strength in Amgen's therapeutics product pipeline and its long-term prospects, we reduced our weighting in the company to reflect the change in its near-term risk profile. Overweights in Lincare Holdings1 (+15.2%), UnitedHealth (+14.6%) and Medtronic (+5.9%) also challenged performance within the healthcare sector. In addition, we underweighted cyclical industrial companies as we believe they generally lack the long-term double-digit growth we seek. However, as industrials rose +23.6% during the period, this positioning curtailed our relative performance.

On the positive side, media holdings such as Liberty Global (+68.8%), Liberty Media—Interactive (+47.1%) and Liberty Media—Capital (+38.3%) were among the best-performing stocks in the Portfolio.1 These companies benefited due to the solid growth and the defensiveness of media compared with other consumer stocks (a defensive sector tends to remain more stable under difficult economic conditions). Underweighting the lagging consumer staples stocks also contributed positively to results. Within materials, Monsanto (+44.3%) outperformed the Index sector (+35.5%). The company, the world's biggest developer of genetically modified corn and soybeans, rallied amid speculation that it could benefit from the rise in alternative fuels, such as ethanol and bio-diesel. Finally, our energy holdings returned +21.4% versus +16.1% for the sector within the Index. This was due to our overweight and strong stock selection in energy equipment and services holdings.

Wellington Management

From the time that we started to manage a portion of the Portfolio, in June 2007 through July 31, 2007, we outperformed the Index on a relative basis.

The consumer discretionary sector was the biggest contributor to relative performance during the period, as we benefited from both an underweight to the underperforming sector and strong stock selection. Positive contributors included Apollo Group (+20.5%) and Nike (+6.6%). Additionally, stock selection within the materials sector, specifically metals and mining and chemicals, also contributed significantly to relative performance; some of our best-performing holdings here included Freeport-McMoRan Copper and Gold (+23.6%) and Agrium

Investment process (concluded)

opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

1  Not held by the Portfolio as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Advisors' comments – continued

(+11.3%). Finally, an overweight to the outperforming industrials sector also added to relative performance, while stock selection was very strong in the financials sector. In particular, positive relative performance resulted both from overweights to outperforming companies, such as Invesco (+8.0%), and avoidance of underperforming names, such as American Express1 (-6.9%) and Moody's2 (-21.7%).

These returns were marginally offset by weak stock selection within the energy sector. Contributing to this were overweights to underperforming companies such as Cameco (-21.5%), and outperforming names not held in the Portfolio, such as Schlumberger1 (+6.2%). Stock selection within the information technology sector also hurt performance, although it was partially offset by an overweight to this outperforming sector.

At the end of the reporting period, our portion of the Portfolio was positioned with overweights to the industrials, information technology, telecommunications services and materials sectors. In contrast, it held underweight positions in the consumer staples, consumer discretionary, health care, energy, utilities and financial sectors.

Marsico Capital

During the fiscal year, our portion of the Portfolio generated a positive absolute return, but lagged the Index on a relative basis. Several factors contributed to our relative underperformance. Healthcare-related companies were a major area of investment emphasis for us throughout the reporting period. Within the sector, we were adversely affected by stock selection. Biotechnology company Genentech and healthcare service provider UnitedHealth Group struggled during the period, and our large positions in these companies detracted from results.

Although our allocation to information technology increased during the year, on average, our exposure was less than half that of the Index's weighting. The limited participation in the sector negatively impacted our results, as the information technology sector of the Index soared approximately 30% during the year. In contrast, our holdings in the sector collectively returned 23%, led by a 32% gain in Cisco Systems. Stock selection in financials was a further detractor to results. Blackstone Group was the largest driver of underperformance, declining 33% for the period it was held in our portion of the Portfolio.

Stock selection in the consumer discretionary, energy and materials sectors were the primary areas of strength for our portion of the Portfolio. In particular, stock selection in the consumer services industry enhanced results. Hotel/casino operators MGM Mirage (+106%), Las Vegas Sands (+41%) and Wynn Resorts (+61%) each posted strong returns. Our energy-related positions gained 37% in aggregate, aided by a 43% gain in Schlumberger Ltd. Elsewhere, our positions in agricultural company Monsanto3 and mining company Freeport-McMoRan Copper & Gold soared 83% and 20%, respectively.

SSgA

During the fiscal year, our portion of the Portfolio generated solid absolute results, but lagged the Index. Our investment process incorporates perspectives on valuation, quality and sentiment. These components offered mixed results for this time period. Overall, our valuation factors (price-to-earnings and cash flow) were strong, while our quality perspective and sentiment factor (a proxy for earnings growth), offered less consistent results.

1  Not held within this Advisor's portion of the Portfolio as of July 31, 2007.

2  Not held by the Portfolio as of July 31, 2007.

3  GE Asset Management's and Marsico Capital's differing results relating to Monsanto reflect the different time periods during which each Advisor held the stock.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

SSgA – concluded

Stock selection drove our performance during the period. Among the largest detractors from performance were the technology and financial sectors. Within technology, overweights to Advanced Micro Devices1 (-49%), Lexmark International (-26%) and Motorola (-24%) hurt performance. Advanced Micro Devices started its descent in January, after Sun Microsystems announced it would use Intel's chips instead of Advanced Micro Devices', its current supplier. Just prior to this announcement, Advanced Micro Devices warned of a revenue shortfall in the fourth quarter of 2006 due to increased competition from Intel. Shares of Lexmark International, the second biggest US printer maker, fell when the company reported fiscal first quarter profit and sales that missed analysts' estimates after larger rival Hewlett-Packard Co. cut prices to win customers. Within financials, an overweight to First Marblehead1 (-29%) and an underweight to strong-performing Goldman Sachs (+24%), also hurt performance. Shares of First Marblehead fell during April after two of its major clients announced a buyout of its largest competitor, SLM Corp.

The healthcare and energy sectors positively contributed to our performance return, partially offsetting losses. WellCare Health Plans, Inc. (+106%) rose over the period based on continued positive earnings expectations. Also, underweights to Amgen1 (-22%) and Johnson & Johnson1 (-1%) enhanced results.

1  Not held by the Portfolio as of July 31, 2007.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Growth Index

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	15.43%	9.61%	N/A	-2.56%
maximum sales charge	Class B3	14.42%	8.68%	N/A	-3.27%
or UBS PACE Select	Class C4	14.46%	8.73%	N/A	-3.31%
program fee	Class Y5	15.90%	10.05%	N/A	-1.11%
	Class P6	15.76%	9.93%	2.54%	6.30%
After deducting	Class A2	9.06%	8.38%	N/A	-3.38%
maximum sales charge	Class B3	9.42%	8.39%	N/A	-3.27%
or UBS PACE Select	Class C4	13.46%	8.73%	N/A	-3.31%
program fee	Class P6	14.04%	8.29%	1.02%	4.71%
Russell 1000 Growth Index		19.47%	10.18%	3.35%	7.76%
Lipper Large-Cap Growth Funds median		17.06%	8.98%	3.77%	7.08%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 8.88%; 5-year period, 7.27%; since inception, -3.15%; Class B—1-year period, 9.27%; 5-year period, 7.27%; since inception, -3.04%; Class C—1-year period, 13.29%; 5-year period, 7.61%; since inception, -3.08%; Class Y—1-year period, 15.73%; 5-year period, 8.92%; since inception, -0.85%; Class P—1-year period, 13.86%; 5-year period, 7.19%; 10-year period, 2.21%; since inception, 4.92%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.28% and 1.23%; Class B—2.27% and 2.05%; Class C—2.12% and 2.05%; Class Y—0.89% and 0.84%; and Class P—1.00% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above. Additionally, UBS Global AM and the Portfolio have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through December 1, 2007 to the extent necessary to reflect the lower overall fees paid to the Portfolio's investment advisors as a result of the lower sub-advisory fee paid by UBS Global AM to SSgA Funds Management, Inc.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (bn)	$1.3
Number of holdings	167
Portfolio composition[1]	07/31/07
Common stocks	92.8%
ADRs	5.0
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	07/31/07
Information technology	23.5%
Consumer discretionary	16.4
Industrials	14.5
Health care	12.8
Energy	8.9
Total	76.1%
Top ten equity holdings[1]	07/31/07
Cisco Systems	3.6%
Apple	3.0
UnitedHealth Group	2.3
Intel	2.2
Google	2.2
Schlumberger	2.1
Schering-Plough	2.0
International Business Machines	2.0
Goldman Sachs	1.9
Monsanto	1.8
Total	23.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—97.78% Security description	Number of shares	Value
Aerospace & defense—4.61%
Boeing Co.	136,260	$14,093,372
General Dynamics Corp.[1]	299,812	23,553,231
Lockheed Martin Corp.	225,507	22,207,929
Raytheon Co.[1]	40,400	2,236,544
		62,091,076
Air freight & couriers—0.36%
United Parcel Service, Inc., Class B	63,140	4,780,961
Automobiles—1.14%
Toyota Motor Corp., ADR	127,052	15,326,283
Banks—0.82%
Banco Itau Holding Financeira SA, ADR	52,180	2,386,713
Wells Fargo & Co.[1]	254,666	8,600,071
		10,986,784
Beverages—1.23%
Coca-Cola Enterprises, Inc.[1]	191,700	4,343,922
Molson Coors Brewing Co., Class B	35,100	3,121,794
PepsiCo, Inc.	138,520	9,089,682
		16,555,398
Biotechnology—1.63%
Amylin Pharmaceuticals, Inc.1, *	59,880	2,785,019
Genentech, Inc.1, *	224,972	16,733,417
Gilead Sciences, Inc. *	63,580	2,367,083
		21,885,519
Chemicals—2.41%
Air Products & Chemicals, Inc.	41,842	3,613,893
Monsanto Co.[1]	380,129	24,499,314
Potash Corp. of Saskatchewan, Inc.[1]	53,690	4,334,931
		32,448,138
Commercial services & supplies—3.28%
Apollo Group, Inc., Class A1, *	142,450	8,420,219
Career Education Corp. *	97,100	2,881,928
Convergys Corp. *	92,300	1,758,315
CSG Systems International, Inc.1, *	37,400	935,748
Deluxe Corp.[1]	149,400	5,641,344
Equifax, Inc.[1]	138,770	5,614,634
ITT Educational Services, Inc.1, *	47,500	5,018,850
Manpower, Inc.	55,130	4,358,027
Waste Management, Inc.	144,720	5,503,702
Weight Watchers International, Inc.[1]	83,700	4,061,124
		44,193,891
Communications equipment—4.16%
Cisco Systems, Inc. *	1,697,711	49,080,825
Motorola, Inc.[1]	328,000	5,572,720

Security description	Number of shares	Value
Communications equipment—(concluded)
QUALCOMM, Inc.	32,600	$1,357,790
		56,011,335
Computers & peripherals—7.16%
Apple, Inc. *	307,382	40,500,652
EMC Corp. *	196,090	3,629,626
Hewlett-Packard Co.	375,657	17,291,492
International Business Machines Corp.	238,400	26,378,960
Lexmark International, Inc., Class A1, *	95,100	3,760,254
Network Appliance, Inc. *	169,880	4,814,399
		96,375,383
Construction & engineering—0.86%
Fluor Corp.	99,880	11,537,139
Diversified financials—6.21%
American Express Co.	121,200	7,095,048
Ameriprise Financial, Inc.	93,100	5,611,137
Franklin Resources, Inc.[1]	120,320	15,325,158
Goldman Sachs Group, Inc.	136,337	25,677,711
Invesco PLC, ADR[1]	227,140	5,721,657
J.P. Morgan Chase & Co.	85,000	3,740,850
MF Global Ltd. *	165,800	4,133,394
Morgan Stanley	52,900	3,378,723
State Street Corp.	126,910	8,506,777
Western Union Co.	221,800	4,424,910
		83,615,365
Diversified telecommunication services—2.43%
AT&T, Inc.[1]	590,383	23,119,398
Cincinnati Bell, Inc. *	483,700	2,495,892
Embarq Corp.	72,445	4,476,377
Sprint Nextel Corp.[1]	127,100	2,609,363
		32,701,030
Electrical equipment—0.53%
ABB Ltd., ADR[1]	295,750	7,118,702
Electronic equipment & instruments—0.06%
Thermo Fisher Scientific, Inc. *	15,400	804,034
Energy equipment & services—4.75%
Cameron International Corp1, *	138,493	10,802,454
Global Industries Ltd. *	158,200	4,097,380
Halliburton Co.	43,470	1,565,789
National-Oilwell Varco, Inc. *	50,600	6,077,566
Schlumberger Ltd.[1]	296,640	28,097,741
Transocean, Inc. *	123,595	13,280,283
		63,921,213
Food & drug retailing—1.26%
Agrium, Inc.[1]	97,440	4,084,685
CVS Caremark Corp.	364,758	12,835,834
		16,920,519

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Food products—0.27%
General Mills, Inc.	64,900	$3,609,738
Health care equipment & supplies—1.59%
Baxter International, Inc.	47,700	2,509,020
Medtronic, Inc.	169,000	8,563,230
St. Jude Medical, Inc. *	119,330	5,147,896
Zimmer Holdings, Inc.1, *	67,500	5,248,800
		21,468,946
Health care providers & services—5.09%
AmerisourceBergen Corp.[1]	119,200	5,615,512
Coventry Health Care, Inc. *	116,500	6,501,865
Humana, Inc. *	74,900	4,800,341
Laboratory Corp. of America Holdings1, *	66,400	4,903,640
McKesson Corp.	117,100	6,763,696
UnitedHealth Group, Inc.	647,050	31,336,631
WellCare Health Plans, Inc.1, *	84,700	8,576,722
		68,498,407
Hotels, restaurants & leisure—4.75%
Las Vegas Sands Corp.1, *	168,602	14,710,525
McDonald's Corp.[1]	508,633	24,348,262
MGM Mirage1, *	155,485	11,367,508
Wynn Resorts Ltd.[1]	140,134	13,531,339
		63,957,634
Household durables—0.21%
Newell Rubbermaid, Inc.	107,500	2,843,375
Household products—0.24%
Procter & Gamble Co.[1]	52,670	3,258,166
Industrial conglomerates—1.07%
General Electric Co.	163,430	6,334,547
Siemens AG, ADR[1]	63,760	8,073,929
		14,408,476
Insurance—0.62%
American International Group, Inc.[1]	26,500	1,700,770
CNA Financial Corp.[1]	20,000	830,400
Travelers Cos., Inc	114,300	5,804,154
		8,335,324
Internet & catalog retail—0.62%
Amazon.com, Inc. *	79,000	6,204,660
Expedia, Inc.1, *	79,100	2,104,851
		8,309,511
Internet software & services—2.71%
Akamai Technologies, Inc. *	51,770	1,758,109
Google, Inc., Class A *	58,231	29,697,810
McAfee, Inc.1, *	140,390	5,034,386
		36,490,305

Security description	Number of shares	Value
IT consulting & services—1.18%
Accenture Ltd., Class A	222,420	$9,370,555
Automatic Data Processing, Inc.	140,950	6,542,899
		15,913,454
Machinery—2.13%
Caterpillar, Inc.	107,500	8,471,000
Danaher Corp.[1]	110,520	8,253,634
Illinois Tool Works, Inc.	59,370	3,268,318
ITT Corp.	31,100	1,955,568
Parker Hannifin Corp.	52,800	5,210,304
Terex Corp. *	17,800	1,535,250
		28,694,074
Media —3.80%
CBS Corp., Class B1	136,900	4,342,468
Comcast Corp., Class A1, *	893,684	23,477,079
McGraw-Hill Cos., Inc.[1]	82,700	5,003,350
Omnicom Group, Inc.[1]	129,800	6,732,726
Walt Disney Co.[1]	350,260	11,558,580
		51,114,203
Metals & mining—1.68%
Cameco Corp.	198,410	8,091,160
Freeport-McMoRan Copper & Gold, Inc., Class B	154,732	14,541,713
		22,632,873
Multi-line retail—1.21%
Big Lots, Inc.1, *	199,700	5,164,242
Kohl's Corp.1, *	141,960	8,631,168
Macy's, Inc.	25,600	923,392
Nordstrom, Inc.[1]	33,300	1,584,414
		16,303,216
Office electronics—0.10%
Xerox Corp. *	77,500	1,353,150
Oil & gas—4.18%
Chevron Corp.[1]	31,800	2,711,268
ConocoPhillips	105,150	8,500,326
EOG Resources, Inc.[1]	61,460	4,308,346
Exxon Mobil Corp.	66,500	5,661,145
Marathon Oil Corp.	65,600	3,621,120
Petroleo Brasileiro SA, ADR[1]	240,218	15,590,148
Tesoro Corp.[1]	75,800	3,774,840
Valero Energy Corp.[1]	75,700	5,072,657
Western Refining, Inc.[1]	36,300	2,014,650
XTO Energy, Inc.	91,500	4,989,495
		56,243,995
Pharmaceuticals—4.54%
Abbott Laboratories	115,280	5,843,543
Elan Corp. PLC, ADR *	170,570	3,194,776
Forest Laboratories, Inc.1, *	134,800	5,418,960
Merck & Co., Inc.	179,350	8,904,727
Pfizer, Inc.	197,500	4,643,225

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Pharmaceuticals—(concluded)
Schering-Plough Corp.	926,261	$26,435,489
Teva Pharmaceutical Industries Ltd., ADR	157,680	6,625,714
		61,066,434
Real estate—0.89%
ProLogis REIT[1]	210,509	11,977,962
Road & rail—1.69%
Burlington Northern Santa Fe Corp.	131,694	10,817,345
Union Pacific Corp.	100,447	11,967,256
		22,784,601
Semiconductor equipment & products—3.73%
Altera Corp.[1]	332,600	7,716,320
Intel Corp.[1]	1,266,396	29,912,273
Linear Technology Corp.[1]	175,660	6,262,279
National Semiconductor Corp.	1,500	38,985
Texas Instruments, Inc.	177,100	6,232,149
		50,162,006
Software—4.40%
Adobe Systems, Inc. *	158,340	6,379,519
Autodesk, Inc.1, *	137,290	5,816,977
Cadence Design Systems, Inc. *	219,140	4,689,596
Electronic Arts, Inc. *	95,200	4,630,528
Intuit, Inc.1, *	194,200	5,561,888
Microsoft Corp.	275,500	7,986,745
Oracle Corp. *	914,550	17,486,196
Symantec Corp. *	347,400	6,670,080
		59,221,529
Specialty retail—3.68%
Aeropostale, Inc.1, *	123,300	4,695,264
American Eagle Outfitters, Inc.	119,700	2,903,922
AutoZone, Inc.1, *	49,300	6,251,733
GameStop Corp., Class A1, *	167,800	6,770,730
Lowe's Cos., Inc.[1]	547,138	15,325,336
Sherwin-Williams Co.[1]	73,600	5,129,184
Staples, Inc.	369,360	8,502,667
		49,578,836
Textiles & apparel—0.96%
Coach, Inc.1, *	136,500	6,205,290
Nike, Inc., Class B	119,700	6,757,065
		12,962,355
Tobacco—0.50%
Loews Corp.-Carolina Group	36,400	2,758,756
UST, Inc.[1]	74,800	4,005,540
		6,764,296
Venture capital—0.56%
The Blackstone Group LP1, *	312,616	7,505,910

Security description	Number of shares	Value
Wireless telecommunication services—2.48%
America Movil SAB de C.V., ADR, Series L	47,380	$2,837,114
American Tower Corp., Class A *	70,350	2,930,781
China Mobile Ltd.[1]	271,557	15,584,656
Metropcs Communications, Inc. *	60,330	2,209,285
NII Holdings, Inc. *	88,140	7,405,523
US Cellular Corp. *	25,500	2,473,500
		33,440,859
Total common stocks (cost—$1,206,093,325)		1,316,172,405
	Face amount
Repurchase agreement—2.73%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $5,450,000 Federal National Mortgage Association obligations, 5.990% due 04/18/17 and $30,961,361 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$37,410,869); proceeds: $36,678,808 (cost—$36,674,000)	$36,674,000	36,674,000
	Number of shares
Investments of cash collateral from securities loaned—22.24%
Money market funds[2]—17.49%
AIM Liquid Assets Portfolio, 5.203%	12,926	12,926
AIM Prime Portfolio, 5.213%	53,840	53,840
BlackRock Provident Institutional TempFund, 5.119%	64	64
DWS Money Market Series, 5.289%	32,014,373	32,014,373
UBS Private Money Market Fund LLC, 5.228%[3]	203,334,921	203,334,921
Total money market funds (cost—$235,416,124)		235,416,124

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Security description	Face amount	Value
Investments of cash collateral from securities loaned—(concluded)
Repurchase agreement—4.75%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07 collateralized by $44,650,000 Federal Home Loan Bank obligations, 5.000% to 5.400% due 12/15/08 to 10/05/16 and $54,991,500 Federal Home Loan Mortgage Association obligations, zero coupon due 12/11/25; (value—$65,283,362) proceeds: $64,009,422 (cost—$64,000,000)	$64,000,000	$64,000,000

Value
Total investments of cash collateral from securities loaned (cost—$299,416,124)	$299,416,124
Total investments (cost—$1,542,183,449)—122.75%	1,652,262,529
Liabilities in excess of other assets—(22.75)%	(306,204,621)
Net assets—100.00%	$1,346,057,908

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Rates shown reflect yield at July 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$3,764,297	$2,019,759,670	$1,820,189,046	$203,334,921	$59,172

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	90.8%
Netherland Antilles	1.7
Brazil	1.1
Canada	1.0
Hong Kong	0.9
Japan	0.9
Bermuda	0.8
Cayman Islands	0.8
Germany	0.5
Switzerland	0.4
Israel	0.4
United Kingdom	0.3
Ireland	0.2
Mexico	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 17.86% (before the deduction of the maximum UBS PACE Select program fee; 16.10% after the deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Value Index (the "Index") returned 11.09% and the median return for the Lipper Small-Cap Value Funds category was 12.24%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 122. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Market returns during the fiscal year were strong, with large-cap stocks generally outpacing their small-cap counterparts. An early catalyst for the markets was the Federal Reserve Board's decision to stop its campaign of interest rate hikes in mid-2006. The markets continued to move higher in response to generally strong corporate earnings growth. However, recent deterioration in the credit markets has been wreaking havoc in the equity markets. It appears that several large hedge funds had invested heavily in instruments related to the subprime mortgage arena, sometimes using large amounts of leverage to enhance returns (subprime mortgages are granted to borrowers considered subprime; that is, a person with a lower credit profile). As the market turned against them, they have been selling their holdings in order to provide liquidity for debt service and client redemptions. This scenario has created tremendous volatility in the markets.

Advisors' comments

Ariel

Our patient style of investing was rewarded during the fiscal year as our portion of the Portfolio significantly outperformed the Index. Strong stock picking led us to outperform in both the rapidly rising markets through May 2007 and during the selloff over the last two months of the period, as our strategy's downside positioning for protection largely insulated our portion of the Portfolio.

Overall, strong stock picking bolstered performance. Notably, Janus Capital Group rose 86.0% due to robust

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Advisors:

Ariel Capital Management, LLC ("Ariel"),

Opus Capital Management ("Opus")

and Metropolitan West Capital Management, LLC ("MetWest Capital")

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Team;

MetWest Capital: Gary W. Lisenbee and Samir Sikka

Objective:

Capital appreciation

Investment process:

Ariel invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

MetWest Capital directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically three years), and constructs a portfolio of highest conviction ideas.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – continued

fund performance, aggressive share buy-backs and strengthening asset flows. In fact, Janus-branded mutual funds recently reported positive net inflows for the first time in six years. Additionally, shares of Energizer Holdings returned 58.6% on robust battery and razor sales. Remarkably, Schick-branded shavers held market share, despite the much-anticipated launch of Gillette's new Fusion product. Energizer Holdings' management continues to offset escalating raw material costs by raising prices and improving operational efficiencies, signaling, in our opinion, that this company should keep going and going.

Conversely, a few of our holdings diminished results—in particular, our newspaper stocks. McClatchy fell 41.2% due to weak advertising trends. Though the results are disappointing, we still believe this newspaper company is attractively valued and that profits should increase as a result of cost savings achieved through the Knight Ridder integration. Also, Valassis Communications fell 29.4% after it entered into an agreement to acquire ADVO, and then sued to rescind its merger agreement based on fraud and material adverse changes. We exited out of the position after the stock rose on the announcement that Valassis had settled its dispute with ADVO and would continue with its planned acquisition.

Our economic outlook remains cautious. The markets fell in June and July, and substantial risks, in our opinion, remain. The fallout from the subprime meltdown is rippling farther than expected, and the total impact remains unknown. Also, the credit spread (or the difference between yields) between high yield "junk" bonds and US Treasury bonds nearly doubled in July, putting dozens of previously announced private equity deals in jeopardy. We believe this could signal the end of the robust merger and acquisition environment that has buoyed share prices of late. Finally, oil continues to trade in the high $70s to $80+ per barrel, and could deliver a knockout punch to the typically resilient American consumer. Despite the challenges ahead, we remain confident that our quality holdings, with well-known brands and solid balance sheets, can help to weather a market downturn.

Opus

Our portion of the Portfolio posted strong absolute and relative returns versus the Index during the fiscal year. Our outperformance was driven by excellent stock selection and underweights in the financial services and utilities sectors. In addition, excellent stock selection in the consumer discretionary, other energy, producer durables and technology sectors, as well as an overweight in the auto and transportation and materials and processing sectors, enhanced results. Our portion of the Portfolio was helped by the success of several themes put in place around the start of fiscal year, including: (1) purchasing three names in the aerospace industry ahead of a multi-year upgrade cycle in commercial and military aircraft; (2) owning hotel real estate investment trusts (REITs), which had strong yields, an improving travel climate and much lower valuations than other segments of REITs; (3) adding to technology distributors, which continued to deliver strong earnings growth while exhibiting historically low valuations early in the year; and (4) increasing our holdings in business development companies that sported low valuations, very strong yields and reputations as excellent long-term wealth generators. Our strong performance was slightly offset by poor stock selection in the auto and transportation, healthcare and materials and processing sectors. In addition, an underweight in the consumer staples and producer durables sectors detracted from results.

We continue to find values in the consumer discretionary sector, specifically in the retail industry, and expect to add to our overweight position in that sector. We have increased our weighting in the financial services

Investment process (concluded)

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Advisors' comments – concluded

sector with the addition of two new names, but we still remain underweight versus the Index, especially in terms of regional banks and REITs. We remain overweight in the other energy sector but have repositioned our holdings by increasing our focus on exploration and production firms while reducing our exposure to contract drillers. We continue to underweight the consumer staples and utilities sectors, as we find few appealing names in those areas.

MetWest Capital

For the 12-month period, our portion of the Portfolio posted strong absolute and relative performance. As we, in our opinion, would expect from our research-driven approach, favorable stock selection was the primary source of outperformance. However, due to extremes in performance in a few segments of the market during the reporting period, our sector weightings relative to the Index also impacted results. It is important to note that the Portfolio's sector weightings are a byproduct of our bottom-up stock selection decisions, rather than reflective of a top-down view on the market.

Security selection was strong in several sectors, most notably information technology, consumer discretionary, energy and utilities. Within the information technology sector, Business Objects S.A. and Gartner were the best performers. We continue to find value in business intelligence software provider Business Objects, but sold our position in Gartner when the technology consultant's stock approached our investment team's estimate of intrinsic value. In the consumer discretionary sector, Central European Media Enterprises and United Stationers were the top contributors. We took gains and subsequently trimmed our position in Central European Media, although we feel that the international cable company's long-term prospects for growing market share and entering new markets make its stock continue to appear attractive. During the reporting period, we initiated a position in United Stationers, a wholesale distributor of business and janitorial supplies. The company's shares appreciated as it posted solid results and continued to generate strong free cash flow. Our portion of the Portfolio also benefited from a significant underweight in financials, as that sector was the worst-performing sector for the year due primarily to subprime concerns. Also noteworthy was the fact that, over the period, acquisitions were announced for nine holdings in our portion of the Portfolio. We believe this offers further validation of both our analysts' valuation work and our commitment to investing in high-quality businesses.

Stock selection was weakest in telecommunication services, as our sole holding in that sector, Alaska's leading cable and telephone provider, General Communication, sold off during the period. However, we continue to find tremendous value in the company and continue to hold the stock. Additionally, our lack of exposure to the metals and mining sector, in particular to steel, detracted modestly from relative performance, as those industries posted sizable advances during the period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Value Index

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	17.70%	12.76%	N/A	11.90%
maximum sales charge	Class B3	16.77%	11.85%	N/A	11.18%
or UBS PACE Select	Class C4	16.85%	11.91%	N/A	11.07%
program fee	Class Y5	18.07%	13.12%	N/A	12.62%
	Class P6	17.86%	12.97%	8.17%	10.55%
After deducting	Class A2	11.25%	11.49%	N/A	10.95%
maximum sales charge	Class B3	11.77%	11.59%	N/A	11.18%
or UBS PACE Select	Class C4	15.85%	11.91%	N/A	11.07%
program fee	Class P6	16.10%	11.29%	6.56%	8.91%
Russell 2500 Value Index		11.09%	16.86%	11.31%	13.60%
Lipper Small-Cap Value Funds median		12.24%	15.82%	10.30%	12.66%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 15.57%; 5-year period, 9.82%; since inception, 12.26%; Class B—1-year period, 16.21%; 5-year period, 9.89%; since inception, 12.49%; Class C—1-year period, 20.36%; 5-year period, 10.20%; since inception, 12.38%; Class Y—1-year period, 22.66%; 5-year period, 11.40%; since inception, 13.97%; Class P—1-year period, 20.60%; 5-year period, 9.60%; 10-year period, 7.83%; since inception, 9.61%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.30% and 1.30%; Class B—2.14% and 2.14%; Class C—2.08% and 2.08%; Class Y—0.97% and 0.97%; and Class P—1.18% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$550.7
Number of holdings	174
Portfolio composition[1]	07/31/07
Common stocks and warrants	94.9%
ADRs	0.7
Cash equivalents and other assets less liabilities	4.4
Total	100.0%
Top five sectors[1]	07/31/07
Industrials	22.3%
Financials	20.9
Consumer discretionary	20.5
Information technology	12.7
Health care	5.9
Total	82.3%
Top ten equity holdings[1]	07/31/07
Hewitt Associates	2.2%
Anixter International	2.2
Markel	2.0
Energizer Holdings	1.9
Brady	1.8
Mohawk Industries	1.8
HCC Insurance	1.7
Assured Guaranty	1.6
IDEX	1.6
Janus Capital Group	1.6
Total	18.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—95.65% Security description	Number of shares	Value
Aerospace & defense—1.04%
BE Aerospace, Inc. *	54,200	$2,198,352
Hexcel Corp.1, *	106,000	2,304,440
Ladish Co, Inc.1, *	25,300	1,226,797
		5,729,589
Airlines—0.17%
SkyWest, Inc.[1]	43,000	959,330
Auto components—0.88%
Aftermarket Technology Corp. *	80,000	2,428,000
BorgWarner, Inc.[1]	28,000	2,420,600
		4,848,600
Automobiles—0.62%
Thor Industries, Inc.	56,000	2,297,120
Winnebago Industries, Inc.[1]	41,000	1,106,180
		3,403,300
Banks—5.10%
Boston Private Financial Holdings, Inc.[1]	102,000	2,599,980
Cathay General Bancorp[1]	92,000	2,816,120
City National Corp.[1]	121,000	8,565,590
CVB Financial Corp.[1]	240,000	2,349,600
International Bancshares Corp.[1]	110,000	2,423,300
Prosperity Bancshares, Inc.[1]	68,000	1,925,760
Sterling Bancshares, Inc.	220,800	2,298,528
Superior Bancorp1, *	146,000	1,258,520
TrustCo Bank Corp. NY1	290,000	2,691,200
W Holding Co., Inc.[1]	535,000	1,182,350
		28,110,948
Beverages—1.51%
Constellation Brands, Inc., Class A1, *	379,200	8,315,856
Building products—0.80%
USG Corp1, *	106,000	4,400,060
Chemicals—0.77%
Landec Corp. *	137,000	1,576,870
RPM International, Inc.[1]	113,000	2,656,630
		4,233,500
Commercial services & supplies—11.85%
Dun & Bradstreet Corp.	38,800	3,793,088
Equifax, Inc.	194,200	7,857,332
G & K Services, Inc., Class A1	45,000	1,676,700
H&R Block, Inc.[1]	330,800	6,599,460
Herman Miller, Inc.[1]	173,500	5,296,955
Hewitt Associates, Inc., Class A *	401,500	12,012,880
Kforce, Inc. *	124,500	1,804,005
LECG Corp. *	137,800	1,925,066
MPS Group, Inc.1, *	171,900	2,291,427
Navigant Consulting, Inc.1, *	302,300	4,761,225
Schawk, Inc.[1]	82,000	1,566,200
School Specialty, Inc.1, *	107,000	3,685,080
Steelcase, Inc., Class A	361,600	6,295,456

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
United Stationers, Inc.1, *	60,100	$3,830,774
Watts Water Technologies, Inc., Class A1	54,000	1,885,140
		65,280,788
Communications equipment—0.89%
Avocent Corp.1, *	72,300	1,977,405
CommScope, Inc.1, *	53,900	2,933,777
		4,911,182
Computers & peripherals—1.59%
Avid Technology, Inc.1, *	110,000	3,531,000
Electronics for Imaging, Inc.1, *	116,000	3,046,160
Komag, Inc.1, *	67,500	2,160,675
		8,737,835
Construction materials—0.19%
US Concrete, Inc.1, *	136,400	1,035,276
Diversified Consumer Services—0.37%
Corinthian Colleges, Inc.1, *	149,400	2,012,418
Diversified financials—7.25%
Affiliated Managers Group, Inc.1, *	25,600	2,892,800
Apollo Investment Corp.[1]	130,600	2,754,354
Ares Capital Corp.[1]	133,500	2,081,265
Assured Guaranty Ltd.[1]	362,600	8,825,684
ASTA Funding, Inc.[1]	54,000	1,948,320
CompuCredit Corp.1, *	76,300	2,002,875
EzCORP, Inc., Class A *	81,800	984,872
Investment Technology Group, Inc.1, *	78,200	3,124,872
Janus Capital Group, Inc.[1]	288,600	8,675,316
Knight Capital Group, Inc., Class A1, *	143,200	2,024,848
MCG Capital Corp.[1]	224,200	3,244,174
World Acceptance Corp. *	43,000	1,384,170
		39,943,550
Diversified telecommunication services—0.55%
General Communication, Inc., Class A1, *	265,184	3,052,268
Electric utilities—0.80%
ITC Holdings Corp.[1]	52,000	2,186,600
Pike Electric Corp.1, *	112,000	2,223,200
		4,409,800
Electrical equipment—4.54%
AMETEK, Inc.	53,000	2,068,060
Brady Corp., Class A1	282,300	9,877,677
Energizer Holdings, Inc.1, *	103,900	10,483,510
Regal-Beloit Corp.	50,600	2,566,432
		24,995,679

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Electronic equipment & instruments—6.82%
Anixter International, Inc.1, *	143,900	$11,893,335
Arrow Electronics, Inc.1, *	73,300	2,801,526
Benchmark Electronics, Inc.1, *	264,100	5,863,020
Coherent, Inc. *	107,000	3,097,650
Ingram Micro, Inc., Class A *	132,200	2,650,610
Insight Enterprises, Inc.1, *	136,600	3,081,696
Plexus Corp.1, *	135,000	3,273,750
Roper Industries, Inc.[1]	42,500	2,549,150
TTM Technologies, Inc.1, *	177,700	2,317,208
		37,527,945
Energy equipment & services—2.67%
Helmerich & Payne, Inc.	91,700	2,968,329
Oceaneering International, Inc. *	51,500	2,892,240
Oil States International, Inc. *	77,300	3,381,102
TETRA Technologies, Inc.1, *	104,000	2,892,240
Tidewater, Inc.[1]	37,300	2,552,066
		14,685,977
Food & drug retailing—0.31%
Performance Food Group Co. *	59,000	1,690,940
Food products—1.77%
Brooklyn Cheesecake & Desserts Co., Inc.2, *	34,680	8,670
J&J Snack Foods Corp.[1]	62,000	2,135,900
J.M. Smucker Co.	135,800	7,578,998
		9,723,568
Gas utilities—0.36%
New Jersey Resources Corp.[1]	42,000	1,974,000
Health care equipment & supplies—2.64%
Advanced Medical Optics, Inc.1, *	90,000	2,720,700
Bio-Rad Laboratories, Inc., Class A1, *	65,100	4,827,816
Cooper Cos., Inc.	49,000	2,456,370
ICU Medical, Inc. *	84,000	2,792,160
Invacare Corp.[1]	83,600	1,717,980
		14,515,026
Health care providers & services—2.51%
AMERIGROUP Corp.1, *	35,800	990,944
IMS Health, Inc.[1]	283,100	7,963,603
LifePoint Hospitals, Inc. *	58,900	1,740,495
Magellan Health Services, Inc. *	74,400	3,111,408
		13,806,450
Hotels, restaurants & leisure—2.24%
Landry's Restaurants, Inc.[1]	63,500	1,682,115
Papa John's International, Inc. *	90,000	2,468,700
Royal Caribbean Cruises Ltd.[1]	161,900	6,238,007
Ruby Tuesday, Inc.[1]	87,700	1,951,325
		12,340,147

Security description	Number of shares	Value
Household durables—3.90%
ACCO Brands Corp.1, *	185,400	$3,834,072
Black & Decker Corp.	91,800	7,947,126
Mohawk Industries, Inc.1, *	108,000	9,721,080
		21,502,278
Industrial conglomerates—0.84%
Carlisle Cos., Inc.	53,300	2,413,424
Chemed Corp.[1]	35,000	2,214,800
		4,628,224
Insurance—7.14%
American Financial Group, Inc.[1]	43,650	1,226,129
Argonaut Group, Inc.[1]	72,600	1,998,678
Aspen Insurance Holdings Ltd.[1]	120,400	2,943,780
Delphi Financial Group, Inc., Class A1	62,500	2,510,625
HCC Insurance Holdings, Inc.[1]	327,701	9,595,085
Markel Corp.1, *	23,300	10,846,150
Navigators Group, Inc.1, *	53,800	2,814,278
ProAssurance Corp.1, *	3,200	158,016
Selective Insurance Group, Inc.[1]	149,000	3,057,480
StanCorp Financial Group, Inc.	89,000	4,179,440
		39,329,661
IT consulting & services—1.66%
BearingPoint, Inc.1, *	577,900	3,767,908
CACI International, Inc., Class A1, *	60,000	2,666,400
Unisys Corp.1, *	334,000	2,702,060
		9,136,368
Leisure equipment & products—1.20%
K2, Inc.1, *	111,200	1,624,632
Mattel, Inc.[1]	143,750	3,293,313
RC2 Corp.1, *	47,500	1,681,975
		6,599,920
Machinery—2.86%
Barnes Group, Inc.	54,450	1,698,840
IDEX Corp.	240,500	8,708,505
Kaydon Corp.[1]	19,200	1,021,632
Kennametal, Inc.	34,900	2,675,434
Timken Co.	49,700	1,659,980
		15,764,391
Media—4.04%
Central European Media Enterprises Ltd., Class A *	33,000	3,051,840
Harte-Hanks, Inc.	191,600	4,512,180
Interpublic Group of Cos., Inc.1, *	439,800	4,613,502
Lee Enterprises, Inc.[1]	214,450	3,776,464
McClatchy Co., Class A1	258,300	6,307,686
		22,261,672

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Metals & mining—0.52%
Gibraltar Industries, Inc.[1]	92,700	$1,790,037
Quanex Corp.[1]	24,100	1,085,946
		2,875,983
Multi-line retail—0.49%
Fred's, Inc.[1]	226,300	2,686,181
Oil & gas—2.38%
Berry Petroleum Co.	44,400	1,652,124
Bronco Drilling Co., Inc.1, *	50,800	736,600
Edge Petroleum Corp.1, *	72,450	899,105
Pioneer Drilling Co.1, *	126,700	1,593,886
Quicksilver Resources, Inc.1, *	71,000	2,990,520
St. Mary Land & Exploration Co.	71,400	2,376,906
Tsakos Energy Navigation Ltd.[1]	39,000	2,834,910
		13,084,051
Paper & forest products—0.97%
Glatfelter	190,000	2,551,700
Neenah Paper, Inc.[1]	72,500	2,807,925
		5,359,625
Pharmaceuticals—0.80%
Aspreva Pharmaceuticals Corp.1, *	102,500	1,766,075
Sciele Pharma, Inc.1, *	113,700	2,636,703
		4,402,778
Real estate—1.44%
Bluegreen Corp.1, *	104,400	883,224
DiamondRock Hospitality Co.[1]	184,450	3,106,138
Equity Inns, Inc.[1]	67,000	1,498,120
LaSalle Hotel Properties[1]	60,400	2,417,812
		7,905,294
Road & rail—0.98%
Landstar System, Inc.	47,000	2,136,620
USA Truck, Inc. *	68,000	1,215,840
YRC Worldwide, Inc.1, *	64,000	2,055,680
		5,408,140
Semiconductor equipment & products—0.43%
MKS Instruments, Inc.1, *	104,000	2,360,800
Software—1.21%
Business Objects S.A., ADR1, *	83,000	3,735,000
MSC. Software Corp.1,*	224,000	2,907,520
		6,642,520
Specialty retail—5.43%
Asbury Automotive Group, Inc.[1]	67,600	1,495,312
Borders Group, Inc.[1]	178,000	2,912,080
Cabela's, Inc.1, *	96,000	1,959,360
Charlotte Russe Holding, Inc. *	88,200	1,567,314
Children's Place Retail Stores, Inc. *	82,000	2,797,020

Security description	Number of shares	Value
Specialty retail—(concluded)
Dress Barn, Inc.1, *	152,150	$2,767,608
Group 1 Automotive, Inc.[1]	141,100	5,294,072
Men's Wearhouse, Inc.[1]	77,400	3,823,560
Penske Automotive Group, Inc.	61,750	1,202,890
Select Comfort Corp.1, *	192,000	3,060,480
Sonic Automotive, Inc.[1]	111,200	3,046,880
		29,926,576
Textiles & apparel—0.47%
UniFirst Corp.[1]	69,000	2,591,640
Trading companies & distributors—0.18%
Huttig Building Products, Inc. *	162,000	1,009,260
Wireless telecommunication services—0.47%
iPCS, Inc.[1]	79,000	2,566,710
Total common stocks (cost—$475,645,214)		526,686,104
	Number of warrants
Warrants2, 3, *—0.00%
Consumer products—0.00%
American Banknote Corp. strike price $10.00, expires 10/01/07	122	0
American Banknote Corp. strike price $12.50, expires 10/01/07	122	0
		0
Diversified financials—0.00%
Imperial Credit Industries, Inc. strike price $2.15, expires 01/31/08	4,914	0
Total warrants (cost—$0)		0
	Face amount
Repurchase agreement—4.69%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $25,528,243 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$26,335,505); proceeds: $25,822,385 (cost—$25,819,000)	$25,819,000	25,819,000

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2007

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—39.52%
Money market funds[4]—34.98%
AIM Liquid Assets Portfolio, 5.203%	5,362	$5,362
AIM Prime Portfolio, 5.213%	80,659	80,659
BlackRock Provident Institutional TempFund, 5.119%	282	282
DWS Money Market Series, 5.289%	15,144,347	15,144,347
UBS Private Money Market Fund LLC, 5.228%[5]	177,404,260	177,404,260
Total money market funds (cost—$192,634,910)		192,634,910
	Face amount
Repurchase agreement—4.54%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300% due 08/01/07, collateralized by $18,900,000 Federal Home Loan Bank obligations, 3.850% due 01/04/08 and $20,432,000 Federal National Mortgage Association Principal Strips, zero coupon due 08/07/28; (value—$25,500,279); proceeds: $25,003,681 (cost—$25,000,000)	$25,000,000	25,000,000

Value
Total investments of cash collateral from securities loaned (cost—$217,634,910)	$217,634,910
Total investments (cost—$719,099,124)—139.86%	770,140,014
Liabilities in excess of other assets—(39.86)%	(219,471,955)
Net assets—100.00%	$550,668,059

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Illiquid securities representing 0.00% of net assets as of July 31, 2007.

3  Security is being fair valued by a Valuation Committee under the direction of the board of trustees.

4  Rates shown reflect yield at July 31, 2007.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$26,143,715	$1,041,237,990	$889,977,445	$177,404,260	$101,866

ADR  American Depositary Receipt

Issuer breakdown by country, commonwealth or territory of origin (unaudited)

Percentage of total investments
United States	96.0%
Bermuda	2.3
Liberia	0.8
France	0.5
Canada	0.2
Puerto Rico	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 23.28% (before deduction of the UBS PACE Select program fee; 21.44% after deduction of the maximum UBS PACE Select program fee). In comparison, the Russell 2500 Growth Index (the "Index") returned 19.88%, and the median return of the Lipper Mid-Cap Growth Funds category was 22.08%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 133. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The equity market for small- and mid-cap growth stocks recovered from its mid-2006 malaise to post a very meaningful advance during the 12 months ended July 31, 2007. In effect, substantially all of the return reported for the US market in calendar year 2006 was attributable to the final five months of the year when crude oil prices retreated from approximately $74 to $58 per barrel. As inflationary expectations began to decline, investors began factoring the potential for a reduction in short-term interest rates, providing equity investors with a more positive outlook. Investor confidence prevailed until credit spreads began to widen in June 2007, when concerns surfaced that hedge funds, with their leveraged mortgage securities portfolios, would need to dramatically mark down their portfolio valuations to more fully reflect their risks. A growing aversion to risk then led to concerns over the sustainability of economic growth in an environment of shrinking liquidity and heightened concerns over credit quality. As this reporting period came to a close, volatility returned, with several of the major stock indexes hitting all time highs and then promptly retreating with several dramatic selloffs.

Advisors' comments

Please note: Effective March 1, 2007, Delaware Management Company ("Delaware") was replaced by Copper Rock as one of three Advisors to the Portfolio. Both Advisors (Delaware and Copper Rock) provided commentary for this report. Additionally, ForstmannLeff LLC changed its name to AG Asset Management LLC.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), AG Asset Management LLC ("AG Asset Management") and Riverbridge Partners, LLC ("Riverbridge")

Portfolio Managers:

Copper Rock: Tucker Walsh, Michael Malouf and Team

AG Asset Management: Team, led by Beth Dater and Sammy Oh

Riverbridge: Team, led by Mark Thompson

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

AG Asset Management seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. AG Asset Management's goal is to ascertain a dynamic of growth before it manifests in consensus estimates. AG Asset Management believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

Delaware

During the period in which we managed a portion of the Portfolio, from August 1, 2006 through February 28, 2007, our performance underperformed the Index. Over this period, both stock selection and sector allocation were slightly negative. Strong contributions in stock selection from the consumer non-durables, financials, and energy sectors were offset by the weakness among our technology and healthcare stocks. An underweight in the consumer durables sector, the top-performing sector in the Index for the period, was the main contributor to the Portfolio's slight underperformance.

Among individual stocks, top contributors were well-diversified. The biggest contributor to performance was specialty metals manufacturer Allegheny Technologies,1 as it rose over 60% on strong revenue and earnings growth. Wynn Resorts1 continued to perform well, up over 63% on investor reaction to the strength of its newly opened casino in Macau and its announcement of a special dividend issue. Shares of sporting goods retailer Hibbett Sports1 were up over 57% in response to strong sales and earnings growth driven by a resurgence in consumer spending.

Contributing significantly to the disappointing results from the healthcare sector was biotech firm Telik, Inc.,1 which fell 65% for the period after disclosing inconclusive results in one of its developmental drug trials due to poor trial management. Subsequently, we eliminated it from our portion of the Portfolio. Shares of Microsemi Corp.1 fell over 19% after the company lowered its fourth quarter 2006 guidance due to general weakness in the semiconductor market, while shares of online weight loss company NutriSystem1 slid over 26% for the period, as investors responded negatively to news regarding increased marketing and customer acquisition costs.

Copper Rock

In the time since we assumed advisor responsibilities on March 1, 2007, through period end on July 31, 2007, our portion of the Portfolio significantly outperformed the Index. Stock selection in the technology, producer durables, consumer discretionary and financial services sectors contributed the most to performance. However, stock selection in healthcare, materials and processing and utilities detracted from performance. In addition, an underweight position in the materials and processing sector detracted from results.

1  Not held by the Portfolio as of July 31, 2007.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – continued

Among the technology holdings that contributed to performance during the period were Riverbed Technology, a developer of proprietary software that enhances and speeds up virtual networks, and Commscope,1 a provider of cabling and connectivity solutions for communications networks and service providers. We believe Riverbed Technology is poised for continued growth as networks must become increasingly powerful to support demand for video and voiceover Internet capabilities. The majority of Commscope's business is focused on providing cable services for communications infrastructure. During the period, the company benefited from high demand in the expansion of cable/broadband networks and its ability to raise prices for the first time in six years. This pricing power was largely a result of the continually increasing demand for enabling video over the Internet.

Also during the period, oil exploration tools provider Dresser-Rand contributed to performance. The company has reacted positively to excitement around the global energy infrastructure build-out. After the first quarter of 2007, expectations for Dresser-Rand were raised, and the outlook has improved even more as the backlog for energy infrastructure has continued to expand.

On the downside, the healthcare sector proved more challenging for our investment strategy during the period. The uncertainty of the pending change in the White House has ignited concerns about healthcare reform, making the environment particularly difficult for the services companies we tend to favor, which typically generate high free cash flow and recurring revenues. We also like pharmaceutical and medical device companies with new products in the late stages of development. However, we do not tend to participate in early stage biotech companies due to the high level of risk. During the reporting period, both service companies and late stage pharmaceutical/medical devices were out of favor with the market.

Riverbridge

During the review period, our portion of the Portfolio significantly outperformed the Index, driven primarily by stock selection. Echelon, a pioneer in control networks, was the top-performing stock; it showed strength after announcing significant new client agreements, and appears to be gaining adoption of its core technology. Chemed also posted robust returns over this time period. Strong quarterly earnings reports and increased earnings guidance propelled its stock price higher. We also received a short-term benefit from the acquisition of a few of our holdings. These included WebEx Communications,1 which was acquired by Cisco Systems,1 and medical technology provider Kyphon, which announced that it would be acquired by Medtronic.1

From a sector perspective, we benefited from stock picking in the healthcare sector, as our holdings significantly outperformed those contained in the Index. We also benefited from both stock picking and an overweight position in the information technology sector. Conversely, our stock picking in the consumer staples sector hindered performance relative to the Index.

We have positioned our portion of the Portfolio to continue to focus on identifying and holding those companies that we believe possess the ability to sustain their earnings growth regardless of the economic environment. Our portion of the Portfolio contains companies that have very little debt on their balance sheets, and are expected to be capable of internally financing their future growth. Consequently, we do not believe the holdings in our portion of the Portfolio will be as vulnerable as many other companies who are borrowing or raising capital to grow their businesses.

1  Not held by the Portfolio as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Advisors' comments – concluded

AG Asset Management

Our portion of the Portfolio generated strong results during the reporting period, and outpaced the Index. This performance was driven by good stock selection in several economic sectors, not by any dramatic overweights or underweights in any particular sector.

General Cable, a manufacturer of heavy duty cables for energy and communication transmissions, was our best performer during the period. The company is benefiting from increased global sales, acquisition of a European competitor and burgeoning demand for its products, as developing countries seek to build out their infrastructure. In addition, more developed countries are undertaking upgrades to their national electricity grids. Several other companies in the producer durables sector, such as BE Aerospace, Bucyrus and Middleby also produced significant gains, as investors began to recognize the substantial long-term growth opportunities available to these companies.

Over the past 12 months, our portion of the Portfolio's largest sector allocation was in the consumer discretionary sector, where companies such as Activision, Vail Resorts, GameStop and Penn National Gaming posted strong advances. While our holdings in this sector outperformed the sector in the Index, we did experience disappointing results from holdings such as Chemed2 and Bebe Stores, both of which were subsequently sold from our portion of the Portfolio. Our second-largest allocation was comprised of companies in the technology sector. Holdings that advanced sharply included Equinix, Nuance Communications, Varian Semiconductor1 and RF Microdevices.1 However, within the technology sector, holdings such as ACI Worldwide, DivX and Ariba detracted from results as their share prices retreated due to lack of visibility in earnings growth.

Although our portion of the Portfolio underperformed the Index in both the energy and healthcare sectors, strong advances were made by Denbury Resources and Carrizo Oil & Gas in energy, and by I-Flow and West Pharmaceutical in healthcare. We continue to believe investment success should be derived more from the early identification of small and dynamic companies that are growing, as opposed to positioning for macroeconomic themes that can prove very difficult to accurately predict. As always, we are devoting our efforts to identifying those companies that appear poised to achieve growth in excess of the consensus expectations. Our portion of the Portfolio remains broadly diversified at the sector level, as well as among its individual holdings. We continue to emphasize companies that have good visibility on their growth prospects and have actual earnings in their projections.

1  Not held by the Portfolio as of July 31, 2007.

2  Riverbridge and AG Asset Management's differing results relating to Chemed reflect the different time periods during which each Advisor held the stock.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Growth Index

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	23.00%	13.83%	N/A	2.84%
maximum sales charge	Class B3	22.02%	12.84%	N/A	2.06%
or UBS PACE Select	Class C4	22.14%	12.95%	N/A	2.06%
program fee	Class Y5	23.54%	14.24%	N/A	5.54%
	Class P6	23.28%	14.10%	10.19%	10.17%
After deducting	Class A2	16.25%	12.55%	N/A	1.97%
maximum sales charge	Class B3	17.02%	12.59%	N/A	2.06%
or UBS PACE Select	Class C4	21.14%	12.95%	N/A	2.06%
program fee	Class P6	21.44%	12.40%	8.55%	8.53%
Russell 2500 Growth Index		19.88%	16.79%	6.42%	8.11%
Lipper Mid-Cap Growth Funds median		22.08%	14.28%	7.73%	9.38%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 14.85%; 5-year period, 10.64%; since inception, 2.46%; Class B—1-year period, 15.49%; 5-year period, 10.64%; since inception, 2.56%; Class C—1-year period, 19.62%; 5-year period, 10.99%; since inception, 2.55%; Class Y—1-year period, 22.02%; 5-year period, 12.27%; since inception, 6.10%; Class P—1-year period, 19.94%; 5-year period, 10.47%; 10-year period, 9.67%; since inception, 8.88%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.32% and 1.32%; Class B—2.27% and 2.13%; Class C—2.11% and 2.11%; Class Y—0.95% and 0.95%; and Class P—1.18% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$563.5
Number of holdings	200
Portfolio composition[1]	07/31/07
Common stocks	96.0%
ADRs	1.5
Cash equivalents and other assets less liabilities	2.5
Total	100.0%
Top five sectors[1]	07/31/07
Information technology	25.6%
Industrials	23.1
Health care	18.8
Consumer discretionary	11.5
Financials	7.5
Total	86.5%
Top ten equity holdings[1]	07/31/07
BE Aerospace	1.8%
General Cable	1.8
W-H Energy Services	1.6
Stericycle	1.6
Itron	1.0
Cepheid	1.0
Time Warner	1.0
National Instruments	1.0
GameStop	1.0
Gentex	1.0
Total	12.8%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—97.49% Security description	Number of shares	Value
Aerospace & defense—2.80%
BE Aerospace, Inc. *	253,887	$10,297,657
Ladish Co, Inc. *	44,820	2,173,322
Spirit Aerosystems Holdings, Inc., Class A *	91,780	3,331,614
		15,802,593
Auto components —1.51%
Gentex Corp.	275,000	5,428,500
LKQ Corp. *	109,000	3,098,870
		8,527,370
Banks—1.08%
East West Bancorp, Inc.	52,943	1,940,890
KBW, Inc.1, *	77,600	1,948,536
SVB Financial Group *	41,800	2,202,024
		6,091,450
Biotechnology—3.63%
Cepheid, Inc. *	385,000	5,678,750
Keryx Biopharmaceuticals, Inc.1, *	148,800	1,279,680
Lifecell Corp. *	95,310	2,925,064
Neogen Corp. *	88,882	2,598,021
PDL BioPharma, Inc. *	86,594	2,034,093
Progenics Pharmaceuticals, Inc. *	67,051	1,428,857
Techne Corp. *	80,000	4,500,800
		20,445,265
Building products —0.35%
Watsco, Inc.	40,100	2,001,391
Chemicals—1.10%
Landec Corp. *	208,250	2,396,957
Spartech Corp.	124,000	2,734,200
Symyx Technologies, Inc. *	122,000	1,088,240
		6,219,397
Commercial services & supplies—12.52%
Arbitron, Inc.	42,300	2,106,540
BISYS Group, Inc. *	220,780	2,642,737
Bright Horizons Family Solutions, Inc. *	60,595	2,351,086
Capella Education Co. *	53,350	2,385,278
Cenveo, Inc. *	215,750	4,532,907
First Consulting Group, Inc. *	261,341	2,375,590
FTI Consulting, Inc. *	67,189	2,756,765
G & K Services, Inc., Class A	75,000	2,794,500
Huron Consulting Group, Inc. *	27,520	1,869,434
Iconix Brand Group, Inc. *	139,200	2,753,376
Intermec, Inc.1, *	84,400	2,163,172
ITT Educational Services, Inc. *	12,555	1,326,561
Kenexa Corp. *	41,650	1,490,237
Mobile Mini, Inc.1, *	90,000	2,571,300
MoneyGram International, Inc.	77,175	1,974,908
Monster Worldwide, Inc. *	54,484	2,118,883
Resources Connection, Inc. *	85,120	2,763,846

Security description	Number of shares	Value
Commercial services & supplies—(concluded)
Rollins, Inc.	170,000	$4,046,000
Sotheby's	94,360	4,033,890
Stericycle, Inc. *	184,000	8,820,960
Strayer Education, Inc.	21,300	3,227,589
TeleTech Holdings, Inc. *	144,555	4,239,798
The Geo Group, Inc. *	56,450	1,561,407
Universal Technical Institute, Inc.1, *	60,000	1,297,800
Waste Connections, Inc. *	75,019	2,325,589
		70,530,153
Communications equipment—3.68%
Atheros Communications *	45,370	1,264,916
Comtech Group, Inc. *	145,020	2,062,184
Digi International, Inc. *	324,430	4,632,860
Echelon Corp.1, *	160,000	3,156,800
F5 Networks, Inc. *	51,095	4,429,426
Foundry Networks, Inc. *	135,900	2,390,481
OpNext, Inc. *	97,110	1,185,713
Powerwave Technologies, Inc. *	243,100	1,589,874
		20,712,254
Computers & peripherals—1.43%
Focus Media Holding Ltd., ADR1, *	56,230	2,322,861
Novatel Wireless, Inc. *	123,240	2,653,357
Stratasys, Inc.1, *	70,000	3,080,700
		8,056,918
Construction & engineering—0.22%
Quanta Services, Inc. *	43,178	1,227,551
Diversified financials—5.08%
Affiliated Managers Group, Inc.1, *	43,910	4,961,830
Bankrate, Inc.1, *	54,300	2,435,355
First Cash Financial Services, Inc. *	92,090	2,006,641
GFI Group, Inc. *	23,710	1,766,869
Investment Technology Group, Inc. *	54,900	2,193,804
MF Global Ltd. *	214,960	5,358,953
Nasdaq Stock Market, Inc.1, *	75,300	2,316,981
Nymex Holdings, Inc.[1]	29,130	3,626,685
Portfolio Recovery Associates, Inc.[1]	76,000	3,971,000
		28,638,118
Diversified telecommunication services—1.22%
Cbeyond, Inc. *	34,690	1,226,985
Time Warner Telecom, Inc., Class A *	288,745	5,644,965
		6,871,950
Electrical equipment—2.59%
Evergreen Solar, Inc.1, *	122,810	1,023,007
General Cable Corp. *	125,985	10,015,808

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Electrical equipment—(concluded)
SunPower Corp., Class A1, *	50,400	$3,554,712
		14,593,527
Electronic equipment & instruments—2.53%
Greatbatch, Inc.1, *	135,000	4,189,050
Itron, Inc.1, *	71,960	5,715,783
Riverbed Technology, Inc. *	21,400	945,024
Taser International, Inc.1, *	95,770	1,462,408
Tech Data Corp. *	51,900	1,944,693
		14,256,958
Energy equipment & services—3.13%
Dresser-Rand Group, Inc. *	85,575	3,174,833
Energy Conversion Devices, Inc.1, *	72,500	2,164,125
Hanover Compressor Co.1, *	131,100	3,124,113
W-H Energy Services, Inc.1, *	143,490	9,194,839
		17,657,910
Food & drug retailing—1.12%
Performance Food Group Co. *	102,000	2,923,320
United Natural Foods, Inc.1, *	125,000	3,403,750
		6,327,070
Food products—1.11%
Hain Celestial Group, Inc. *	94,000	2,546,460
SunOpta, Inc.1, *	116,490	1,312,842
USANA Health Sciences, Inc.1, *	60,000	2,421,600
		6,280,902
Gas utilities—0.75%
Southern Union Co.	136,600	4,218,208
Health care equipment & supplies—7.84%
American Medical Systems Holdings, Inc.1, *	150,550	2,752,054
AngioDynamics, Inc. *	182,000	3,416,140
ArthroCare Corp.1, *	60,000	3,037,200
Aspect Medical Systems, Inc.1, *	54,900	747,189
Conceptus, Inc.1, *	189,127	3,063,857
Endologix, Inc. *	199,300	741,396
I-Flow Corp.1, *	144,441	2,558,050
Illumina, Inc.1, *	58,150	2,649,895
Integra LifeSciences Holdings1, *	76,000	3,773,400
Intuitive Surgical, Inc. *	17,520	3,724,927
Kyphon, Inc.1, *	67,000	4,396,540
Millipore Corp. *	34,000	2,672,740
ResMed, Inc. *	50,275	2,160,820
Respironics, Inc. *	51,150	2,340,113
SurModics, Inc.1, *	41,075	1,884,110
The Cooper Cos., Inc.	31,900	1,599,147
West Pharmaceutical Services, Inc.	57,600	2,665,728
		44,183,306

Security description	Number of shares	Value
Health care providers & services—5.25%
Advisory Board Co.1, *	42,210	$2,173,393
Henry Schein, Inc. *	56,800	3,086,512
MAXIMUS, Inc.[1]	110,000	4,596,900
Pediatrix Medical Group, Inc. *	78,000	4,208,880
Pharmaceutical Product Development, Inc.	71,400	2,391,900
Psychiatric Solutions, Inc. *	140,010	4,772,941
Radiation Therapy Services, Inc.1, *	152,650	4,313,889
Skilled Healthcare Group, Inc., Class A *	86,960	1,207,874
Universal Health Services, Inc., Class B	53,850	2,823,894
		29,576,183
Hotels, restaurants & leisure—4.28%
Boyd Gaming Corp.	52,069	2,296,243
Cheesecake Factory, Inc. *	60,000	1,477,200
Live Nation, Inc. *	125,500	2,492,430
Morgans Hotel Group *	102,800	1,983,012
Penn National Gaming, Inc. *	38,079	2,189,542
Pinnacle Entertainment, Inc.1, *	170,923	4,531,169
Scientific Games Corp., Class A1, *	122,386	4,199,064
Vail Resorts, Inc.1, *	92,100	4,931,955
		24,100,615
Industrial conglomerates—0.81%
Chemed Corp.[1]	72,000	4,556,160
Insurance—0.44%
HCC Insurance Holdings, Inc.	84,893	2,485,667
Internet & catalog retail—0.91%
Blue Nile, Inc. *	22,490	1,700,469
GSI Commerce, Inc. *	71,710	1,596,265
Priceline.com, Inc. *	28,440	1,814,472
		5,111,206
Internet software & services—2.39%
Akamai Technologies, Inc. *	22,169	752,859
Ariba, Inc. *	247,300	2,064,955
DealerTrack Holdings, Inc. *	128,747	4,642,617
Equinix, Inc.1, *	45,888	3,988,126
Switch and Data Facilities Co. *	126,810	2,003,598
		13,452,155
IT consulting & services—0.64%
Innerworkings, Inc.1, *	165,610	2,210,894
Syntel, Inc.	38,940	1,402,229
		3,613,123
Machinery—2.25%
Bucyrus International, Inc., Class A	48,100	3,057,236
ESCO Technologies, Inc.1, *	93,010	3,373,472
Kaydon Corp.	61,170	3,254,856
Middleby Corp. *	48,400	3,001,284
		12,686,848

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Marine—0.32%
Cal Dive International, Inc.1, *	118,443	$1,802,702
Metals & mining—0.30%
RTI International Metals, Inc. *	21,700	1,719,508
Multi-line retail—0.51%
BJ's Wholesale Club, Inc. *	45,800	1,555,368
Fred's, Inc.	111,000	1,317,570
		2,872,938
Oil & gas—1.93%
Arena Resources, Inc. *	19,407	1,053,994
ATP Oil & Gas Corp.1, *	57,480	2,609,017
Carrizo Oil & Gas, Inc. *	49,625	1,814,787
Denbury Resources, Inc. *	81,264	3,250,560
Parallel Petroleum Corp. *	106,760	2,174,701
		10,903,059
Pharmaceuticals—2.05%
Barr Pharmaceuticals, Inc. *	30,875	1,581,418
Medicis Pharmaceutical Corp., Class A	99,960	2,851,859
Perrigo Co.	110,825	2,066,886
Shire PLC, ADR	43,470	3,207,651
Theravance, Inc. *	68,850	1,843,114
		11,550,928
Real estate—0.86%
Brookdale Senior Living, Inc.[1]	56,370	2,255,364
CB Richard Ellis Group, Inc., Class A *	74,300	2,594,556
		4,849,920
Road & rail—0.81%
Forward Air Corp.	74,750	2,546,733
Landstar System, Inc.	43,800	1,991,148
		4,537,881
Semiconductor equipment & products—5.52%
Atmel Corp *	292,100	1,574,419
Entegris, Inc.1, *	348,002	3,751,461
Integrated Device Technology, Inc. *	205,700	3,346,739
Microsemi Corp.1, *	170,928	3,984,332
Netlogic Microsystems, Inc.1, *	75,450	2,299,716
ON Semiconductor Corp.1, *	339,600	4,014,072
PMC-Sierra, Inc. *	220,050	1,676,781
Power Integrations, Inc. *	110,000	2,915,000
Rudolph Technologies, Inc. *	83,000	1,298,950
Semtech Corp.1, *	120,000	1,950,000
Tessera Technologies, Inc. *	103,900	4,273,407
		31,084,877

Security description	Number of shares	Value
Software—9.80%
ACI Worldwide, Inc. *	105,008	$3,205,894
Activision, Inc. *	227,622	3,894,613
BEA Systems, Inc. *	147,300	1,823,574
Blackboard, Inc.1, *	54,557	2,413,056
Business Objects S.A., ADR1, *	66,000	2,970,000
Commvault Systems, Inc. *	124,725	2,117,831
DivX, Inc.1, *	78,000	1,053,780
Gartner, Inc. *	98,150	2,054,280
Informatica Corp. *	182,649	2,546,127
Lawson Software, Inc. *	208,000	1,982,240
National Instruments Corp.	173,300	5,606,255
Nuance Communications, Inc.1, *	282,640	4,657,907
Omniture, Inc.1, *	99,620	2,276,317
Parametric Technology Corp. *	120,800	2,129,704
Quest Software, Inc. *	256,700	3,799,160
THQ, Inc. *	74,840	2,152,398
Ultimate Software Group, Inc.1, *	172,415	4,677,619
VeriFone Holdings, Inc. *	68,125	2,480,431
Verint Systems, Inc. *	112,000	3,388,000
		55,229,186
Specialty retail—2.91%
Bare Escentuals, Inc. *	102,254	2,884,585
Bebe Stores, Inc.	129,900	1,801,713
GameStop Corp., Class A *	137,300	5,540,055
Gymboree Corp. *	9,029	390,073
Pacific Sunwear of California, Inc.1, *	100,990	1,819,840
Urban Outfitters, Inc. *	109,700	2,200,582
Zumiez, Inc.1, *	47,272	1,748,591
		16,385,439
Textiles & apparel—1.01%
Guess?, Inc.	76,040	3,611,140
Phillips-Van Heusen Corp.	40,000	2,082,400
		5,693,540
Wireless telecommunication services—0.81%
Metropcs Communications, Inc. *	51,468	1,884,758
SBA Communications Corp., Class A *	80,210	2,672,597
		4,557,355
Total common stocks (cost—$499,717,500)		549,411,581

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2007

Security description	Face amount	Value
Repurchase agreement—2.57%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $14,292,217 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$14,744,170) proceeds: $14,456,895 (cost—$14,455,000)	$14,455,000	$14,455,000
	Number of shares
Investments of cash collateral from securities loaned—17.16%
Money market funds[2]—15.21%
AIM Liquid Assets Portfolio 5.203%	988	988
AIM Prime Portfolio 5.213%	15,390	15,390
DWS Money Market Series 5.289%	3,071,250	3,071,250
UBS Private Money Market Fund LLC 5.228%[3]	82,596,473	82,596,473
Total money market funds (cost—$85,684,101)		85,684,101

Security description	Face amount	Value
Repurchase agreement—1.95%
Repurchase Agreement dated 07/31/07 with Deutsche Bank, 5.300%, due 08/01/07, collateralized by $10,960,000 Federal Home Loan Mortgage Corp. obligations, 6.000% due 08/18/16; (value—$11,220,811); proceeds: $11,001,619 (cost—$11,000,000)	$11,000,000	$11,000,000
Total investments of cash collateral from securities loaned (cost—$96,684,101)		96,684,101
Total investments (cost—$610,856,601)—117.22%		660,550,682
Liabilities in excess of other assets—(17.22)%		(97,017,615)
Net assets—100.00%		$563,533,067

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Rates shown reflect yield at July 31, 2007.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$48,337,832	$412,466,613	$378,207,972	$82,596,473	$312,248

ADR  American Depositary Receipt

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	97.7%
Bermuda	0.8
United Kingdom	0.5
France	0.4
Cayman Islands	0.4
Canada	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 24.48% (before the deduction of the maximum UBS PACE Select program fee; 22.63% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI Europe, Australasia, Far East Free Index (net LU) (in US dollars) (the "Index") returned 23.84%, and the median return for the Lipper International Large-Cap Growth Funds category was 23.13%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 144. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The international equity markets performed very strongly during the fiscal year, with the Index returning 23.84%. Many European markets performed well, especially Germany and the Scandinavian countries. Switzerland, in contrast to last year, when it was the best performing of the larger European markets, was this reporting period's second worst-performing market. The worst performing market was Japan, which rose just 7.7%. Other Pacific markets were very strong, with New Zealand returning 48.7%, and Singapore, the strongest market, up 61.9%.

As with last year, the materials sector generated the strongest results, up 40.9%, followed by the telecommunications sector, which was up 31.7%. In contrast, healthcare proved to be the weakest sector, up just 1.9%. Currencies were generally strong against the dollar. Higher interest rate currencies such as the New Zealand and Australian dollars tended to be very strong, whereas the yen, at the lower end of the interest rate spectrum, was weak, falling 0.7%.

Advisors' comments

Martin Currie

Our portion of the Portfolio outperformed the Index during the fiscal year, as stock selection in every region except Japan contributed to results. We are currently emphasizing stocks in the materials, financials and industrials sectors—some of the strongest performing sectors during the reporting period. In addition, our limited exposure to the healthcare sector benefited

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Advisors:

Martin Currie, Inc. ("Martin Currie"),

Mondrian Investment Partners Limited ("Mondrian") and JP Morgan Investment Management Inc. ("JP Morgan")

Portfolio Managers:

Martin Currie: Team, led by James Fairweather; Mondrian: Team; JP Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie is an experienced international equity manager. The firm has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies "change" as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Its investment process allows Martin Currie to identify, evaluate and exploit change at an early stage in clients' portfolios. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock MatrixTM. The result is a committed

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – continued

performance. On a regional basis, our emerging markets exposure enhanced our results.

First and foremost, however, we are stock pickers, assembling a focused portfolio of high-conviction stocks. Holdings in ABB (power transmission and distribution equipment), Siemens (an industrial conglomerate) and Tecnicas Reunidas (an engineering contractor that specializes in constructing refineries and power plants) produced particularly strong returns over the period. We also enjoyed strong contributions from Fiat and Zinifex.

In the financials sector, we benefited from the rapid pace of corporate buyout activity. For example, our investment in ABN AMRO occurred just before a bidding war broke out between Barclays and a consortium of European banks. In addition, select holdings in the Hong Kong exchanges rose thanks to continuing financial deregulation in China. In the utilities sector, the ongoing liberalization of European electricity markets helped to drive returns. Electricity producers such as France's EDF are benefiting as national energy prices move towards the European average. Nicolas Sarkozy's victory in the French presidential election also boosted sentiment towards EDF.

On the whole, our Japanese positions tended to underperform those in the Index. The Japanese yen's weakness relative to the euro and British pound weighed on holdings such as Sumitomo Mitsui Financial and Orix. Furthermore, the Japanese market was led by higher yielding sectors for much of the fiscal year, such as steel, oil, real estate and wholesale traders. Our portion of the Portfolio had very limited exposure to these sectors. Instead, our Japanese holdings emphasized those geared toward robust capital expenditure, the housing market and the reflation of the Japanese economy. With concerns persisting as to the durability of the Japanese recovery, stocks exposed to these areas underperformed.

Investment process (concluded)

and distinctive EAFE (that is, Europe, Australasia, Far East) portfolio that reflects what Martin Currie believes are the best investment opportunities internationally.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JP Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – continued

JPMorgan

During the reporting period our portion of the Portfolio generated strong results, outperforming the Index. From a sector perspective, basic industries and capital markets banks contributed positively to returns, while property and telecoms detracted from performance. Regionally, Continental Europe and Japan aided returns, while the UK and the Pacific Rim detracted from results.

From a stock-specific standpoint, Orkla, Norway's largest producer of consumer goods, was the largest contributor to performance, as the company continued to generate strong earnings. Profits rose a better-than-expected 61% year-over-year in the first quarter of 2007, following an 11% increase in revenues. In addition, Orkla benefited from the disposal of real estate and media interests. This follows a 58% year-over-year increase in fourth-quarter 2006 earnings. Additionally, Air France-KLM,1 Europe's largest airline, performed well following a 70% increase in fiscal first-quarter profits. The increase was attributed to strong passenger demand, as well as to positive cost savings related to the merger.

On the downside, Obayashi Corp.,1 one of Japan's largest contractors, was the worst performing stock in our portion of the Portfolio. The company was targeted for a bid-rigging scandal in the midst of corruption within the Japanese construction industry. As a result, the CEO resigned and three mid-ranked officials were arrested for price fixing. Elsewhere, an underweight to DaimlerChrysler, the German automaker, hurt performance. Shares of the company surged on word that it was considering selling off its unprofitable Chrysler unit. Then, in late March, the company received an offer for Chrysler from a group led by Magna International.

Mondrian

Our portion of the Portfolio outperformed the Index during the fiscal year, with market and currency selection contributing positively to performance. The market weights in the Pacific region were especially positive, as an underweight position in the weak Japanese market was beneficial, and overweight positions in the outperforming markets of Australia, New Zealand and Singapore enhanced results. A non-index position in South Korea was also beneficial since this market performed strongly.

Overall stock selection did not contribute positively to relative performance. While we saw good results in France, Spain and Japan, we did not see good results in Australia, Hong Kong and Germany. Restructuring benefits helped propel GKN, a UK engineering stock, up 67.7%. Iberdrola, a Spanish electric utility, rose 62.4% following merger and acquisition activity (real and rumored) in the Spanish utility sector. Strong European construction and new, more proactive management at Saint-Gobain, a French buildings materials company, helped the stock rise by 60.6%. In contrast, GlaxoSmithKline, a UK pharmaceuticals company, was down 4.2%, reflecting its sector's poor performance during the fiscal year. Another weak stock was Millea, a Japanese insurance company that was up by 2.8%, partly due to losses following typhoons in Japan last year. Underweight positions in the outperforming materials and industrial sectors were not favorable, but an overweight position in the outperforming telecommunications sector was a positive.

1  Not held by the Portfolio as of July 31, 2007.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Advisors' comments – concluded

The portfolio's defensive hedge against the British pound did not have a beneficial effect on performance, as sterling rose against the US dollar (+8.8%). Underweight positions in the underperforming Japanese yen (-3.9%) and Swiss franc (+2.3%) were beneficial, as were overweight positions in the outperforming Australian (+11.8%) and New Zealand dollars (+24.7%).

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI Europe, Australasia and Far East Free Index (net LU) (in USD)

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) over the 10 years ended July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	24.14%	19.10%	N/A	7.29%
maximum sales charge	Class B3	23.03%	17.92%	N/A	6.38%
or UBS PACE Select	Class C4	23.13%	18.12%	N/A	6.44%
program fee	Class Y5	24.55%	19.57%	N/A	8.16%
	Class P6	24.48%	19.44%	6.85%	8.27%
After deducting	Class A2	17.30%	17.75%	N/A	6.38%
maximum sales charge	Class B3	18.03%	17.71%	N/A	6.38%
or UBS PACE Select	Class C4	22.13%	18.12%	N/A	6.44%
program fee	Class P6	22.63%	17.66%	5.26%	6.66%
MSCI Europe, Australasia and Far East Free Index (net LU) (in USD)		23.84%	19.79%	7.30%	8.25%
Lipper International Large-Cap Growth Funds median		23.13%	15.98%	4.99%	7.61%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 21.19%; 5-year period, 16.03%; since inception, 6.85%; Class B—1-year period, 22.07%; 5-year period, 15.98%; since inception, 6.85%; Class C—1-year period, 26.24%; 5-year period, 16.39%; since inception, 6.92%; Class Y—1-year period, 28.68%; 5-year period, 17.83%; since inception, 8.67%; Class P—1-year period, 26.64%; 5-year period, 15.93%; 10-year period, 5.80%; since inception, 6.93%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.47% and 1.47%; Class B—2.45% and 2.40%; Class C—2.32% and 2.32%; Class Y—1.06% and 1.06%; and Class P—1.17% and 1.17%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—1.65%; Class B—2.40%; Class C—2.40%; Class Y—1.40%; and Class P—1.40%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Europe, Australasia and Far East Free Index (net LU) (in USD) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics		07/31/07
Net assets (bn)		$1.4
Number of holdings		279
Portfolio composition[1]		07/31/07
Common stocks, preferred stocks, rights and warrants		96.6%
ADRs and GDRs		1.5
Futures and forward foreign currency contracts		0.0 [2]
Cash equivalents and other assets less liabilities		1.9
Total		100.0%
Regional allocation[1]		07/31/07
Europe		67.8%
Asia		21.7
Australia/New Zealand		5.5
Emerging markets		3.0
Latin America		0.1
Bermuda		0.0 [2]
Futures and forward foreign currency contracts		0.0 [2]
Cash equivalents and other assets less liabilities		1.9
Total		100.0%
Top five countries (equity investments)[1]		07/31/07
United Kingdom		18.3%
Japan		17.4
France		12.2
Germany		8.6
Switzerland		6.9
Total		63.4%
Top five sectors[1]		07/31/07
Financials		25.5%
Industrials		13.4
Consumer discretionary		10.0
Telecommunication services		9.3
Materials		8.3
Total		66.5%
Top ten equity holdings[1]		07/31/07
BP	2.0%
Telefonica		1.7
UniCredito Italiano		1.6
Total SA		1.5
GlaxoSmithKline		1.5
Takeda Pharmaceutical		1.4
Banca Intesa		1.3
BHP Billiton		1.3
Renault		1.2
E.ON AG		1.2
Total		14.7%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2007.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—97.12% Security description	Number of shares	Value
Australia—5.18%
Airlines—0.01%
Qantas Airways Ltd.	42,266	$205,558
Banks—1.39%
Australia & New Zealand Banking Group Ltd.	72,241	1,728,251
Macquarie Bank Ltd.	34,185	2,375,559
National Australia Bank Ltd.	400,022	12,999,487
Westpac Banking Corp.	90,613	2,011,171
		19,114,468
Beverages—0.72%
Foster's Group Ltd.	1,980,851	9,920,043
Containers & packaging—0.33%
Amcor Ltd.	775,494	4,509,119
Diversified telecommunication services—1.01%
Telstra Corp. Ltd.	3,566,154	13,886,785
Gas utilities—0.06%
AGL Energy Ltd.	63,480	832,311
Industrial conglomerates—0.41%
Brambles Ltd. *	74,576	698,125
Wesfarmers Ltd.[1]	150,896	4,962,776
		5,660,901
Metals & mining—0.80%
BHP Billiton Ltd.	63,503	2,021,715
International Ferro Metals Ltd. *	236,770	653,445
Zinifex Ltd.	497,419	8,415,933
		11,091,093
Oil & gas—0.22%
Woodside Petroleum Ltd.	82,351	2,997,767
Real estate—0.09%
Centro Properties Group	190,705	1,274,119
Transportation infrastructure—0.14%
Macquarie Infrastructure Group	680,474	1,891,734
Total Australia common stocks		71,383,898
Austria—0.59%
Building products—0.04%
Wienerberger AG	7,747	537,379
Diversified telecommunication services—0.17%
Telekom Austria AG	98,267	2,388,637
Machinery—0.17%
Andritz AG	20,548	1,398,310
Palfinger AG	16,620	876,255
		2,274,565
Oil & gas—0.21%
OMV AG	47,364	2,946,986
Total Austria common stocks		8,147,567

Security description	Number of shares	Value
Belgium—1.14%
Banks—0.05%
KBC Bancassurance Holding	5,123	$666,398
Chemicals—0.19%
Solvay SA	16,787	2,548,565
Diversified financials—0.90%
Fortis[1]	313,405	12,463,732
Total Belgium common stocks		15,678,695
Bermuda—0.02%
Real estate—0.02%
Hiscox Ltd.	45,188	244,787
Brazil—0.50%
Banks—0.50%
Unibanco—Uniao de Bancos Brasileiros SA, GDR1, *	59,400	6,928,416
Cayman Islands—0.05%
Diversified telecommunication services—0.05%
Hutchison Telecommunications International Ltd.	596,362	739,490
Czech Republic—0.57%
Electric utilities—0.57%
CEZ	150,068	7,870,819
Denmark—0.94%
Beverages—0.02%
Carlsberg A/S, Class A	1,405	173,142
Carlsberg A/S, Class B	681	87,714
		260,856
Chemicals—0.66%
Novozymes A/S1	76,149	9,043,099
Pharmaceuticals—0.26%
Novo-Nordisk A/S, Class B	34,298	3,610,834
Total Denmark common stocks		12,914,789
Finland—1.91%
Auto components—0.50%
Nokian Renkaat Oyj	208,385	6,847,642
Commercial services & supplies—0.44%
Cargotec Corp., B Shares	116,400	6,057,149
Communications equipment—0.39%
Nokia Oyj	190,591	5,451,705
Paper & forest products—0.47%
UPM-Kymmene Oyj	291,167	6,472,220
Venture capital—0.11%
Ruukki Group Oyj[1]	354,827	1,561,654
Total Finland common stocks		26,390,370
France—12.21%
Automobiles—1.24%
Renault SA1	118,530	17,063,620

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
France—(continued)
Banks—1.28%
BNP Paribas SA	41,569	$4,567,544
Societe Generale[1]	76,660	13,126,287
		17,693,831
Building products—0.71%
Cie de Saint-Gobain	87,993	9,805,703
Chemicals—0.80%
Arkema *	30,378	1,959,177
Rhodia SA1 *	201,085	9,106,180
		11,065,357
Construction materials—0.24%
Lafarge SA	19,511	3,289,543
Diversified telecommunication services—0.67%
France Telecom	342,430	9,191,973
Electric utilities—0.80%
Electricite de France (EDF)	108,351	11,027,740
Electrical equipment—0.83%
Nexans SA	49,363	8,709,785
Schneider Electric SA	20,911	2,800,773
		11,510,558
Electronic equipment & instruments—0.13%
Neuf Cegetel	45,438	1,793,282
Food & drug retailing—1.05%
Carrefour SA1	111,701	7,965,665
Casino Guichard-Perrachon SA1	65,735	6,441,884
		14,407,549
Food products—0.66%
Groupe Danone	125,560	9,079,026
Hotels, restaurants & leisure—0.56%
Accor SA	90,105	7,704,442
Insurance—0.27%
Axa	96,261	3,745,154
Internet software & services—0.05%
Seloger.com *	14,175	751,461
IT consulting & services—0.08%
Cap Gemini SA	16,280	1,066,192
Media—0.28%
Vivendi Universal SA	89,927	3,816,093
Multi-line retail—0.70%
PPR	54,967	9,644,648
Multi-utilities—0.19%
Suez SA	49,211	2,579,293
Suez SA STRIP VVPR *	24,336	333
		2,579,626

Security description	Number of shares	Value
France—(concluded)
Oil & gas—1.51%
Total SA	263,998	$20,879,960
Wireless telecommunication services—0.16%
Bouygues SA	27,501	2,195,588
Total France common stocks		168,311,346
Germany—8.26%
Airlines—0.20%
Deutsche Lufthansa AG	99,768	2,790,162
Auto components—0.24%
Continental AG1	23,124	3,310,081
Automobiles—0.22%
DaimlerChrysler AG	8,858	795,992
Volkswagen AG	12,248	2,204,764
		3,000,756
Banks—0.28%
Deutsche Bank AG	29,060	3,940,701
Chemicals—0.78%
Bayer AG	84,008	5,923,748
Lanxess	52,377	2,802,767
Symrise AG *	70,303	1,983,473
		10,709,988
Diversified telecommunication services—0.62%
Deutsche Telekom AG	497,913	8,521,419
Electric utilities—1.21%
E.ON AG	105,544	16,648,784
Electrical equipment—1.11%
Siemens AG	121,581	15,276,930
Insurance—1.33%
Allianz SE	77,341	16,275,418
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)[1]	11,968	2,053,945
		18,329,363
Machinery—1.22%
MAN AG	62,783	9,065,374
Tognum AG *	237,463	7,748,508
		16,813,882
Metals & mining—0.07%
ThyssenKrupp AG	17,723	978,045
Multi-utilities—0.95%
RWE AG	123,580	13,050,397
Software—0.03%
SAP AG	9,093	486,799
Total Germany common stocks		113,857,307

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Greece—1.17%
Banks—1.07%
National Bank of Greece SA	212,885	$12,567,572
Piraeus Bank SA	61,637	2,214,649
		14,782,221
Metals & mining—0.10%
Corinth Pipeworks SA *	19,738	171,103
Sidenor SA	57,134	1,162,492
		1,333,595
Total Greece common stocks		16,115,816
Hong Kong—2.90%
Diversified financials—0.86%
Hong Kong Exchanges & Clearing Ltd.	610,000	9,972,480
Swire Pacific Ltd.	165,000	1,863,130
		11,835,610
Electric utilities—0.43%
Hong Kong Electric Holdings	1,177,000	5,838,979
Industrial conglomerates—0.21%
Hutchison Whampoa Ltd.	275,604	2,936,298
Real estate—0.58%
Cheung Kong Holdings Ltd.	211,500	2,965,139
Wharf Holdings Ltd.[1]	1,223,000	5,049,387
		8,014,526
Specialty retail—0.20%
Esprit Holdings Ltd.	202,469	2,742,417
Wireless telecommunication services—0.62%
China Mobile Ltd.	746,000	8,593,503
Total Hong Kong common stocks		39,961,333
Ireland—1.37%
Banks—0.79%
Anglo Irish Bank Corp. PLC	97,968	1,805,282
Bank of Ireland	485,366	9,099,761
		10,905,043
Building products—0.44%
Kingspan Group PLC	254,303	6,097,347
Construction materials—0.14%
CRH PLC	41,880	1,862,119
Total Ireland common stocks		18,864,509
Italy—4.12%
Automobiles—0.67%
Fiat SpA[1]	312,470	9,231,929

Security description	Number of shares	Value
Italy—(concluded)
Banks—2.98%
Banca Intesa SpA	2,428,378	$18,271,884
Banco Popolare Scarl *	45,653	1,127,406
UniCredito Italiano SpA	2,563,435	21,628,485
		41,027,775
Chemicals—0.03%
Polynt SpA	102,604	486,628
Construction materials—0.11%
Buzzi Unicem SpA	50,577	1,559,353
Diversified financials—0.05%
Azimut Holding SpA	43,668	729,508
Oil & gas—0.28%
ENI SpA[1]	110,444	3,859,844
Total Italy common stocks		56,895,037
Japan—17.41%
Automobiles—1.06%
Toyota Motor Corp.	240,800	14,570,375
Banks—0.50%
Mitsubishi Tokyo Financial Group, Inc.	415	4,430,307
Nishi-Nippon City Bank Ltd.	82,000	274,945
Sumitomo Mitsui Financial Group, Inc.	242	2,197,207
		6,902,459
Beverages—0.02%
Kirin Brewery Co. Ltd.	21,000	297,736
Chemicals—1.15%
Kaneka Corp.	89,000	729,126
LINTEC Corp.	282,900	5,579,047
Shin-Etsu Chemical Co. Ltd .	109,400	8,099,633
Ube Industries Ltd.	482,000	1,454,688
Zeon Corp.	900	9,562
		15,872,056
Commercial services & supplies—0.01%
Hakuhodo DY Holdings, Inc.	2,570	166,530
Computers & peripherals—0.10%
Elpida Memory, Inc.1, *	30,500	1,366,732
Fujitsu Ltd.	6,000	39,774
		1,406,506
Diversified financials—1.23%
Nomura Holdings Co. Ltd.	363,500	6,933,894
Orix Corp.	41,410	9,985,207
		16,919,101
Diversified telecommunication services—0.05%
Nippon Telegraph & Telephone Corp. (NTT)	157	685,220
Electric utilities—0.31%
Tokyo Electric Power Co., Inc.	161,600	4,304,685

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Japan—(continued)
Electrical equipment—0.23%
Fujikura Ltd.	200	$1,236
Hitachi Cable, Ltd.	22,000	135,963
Mitsubishi Electric Corp.	161,000	1,725,474
Nitto Denko Corp.	26,100	1,370,951
		3,233,624
Electronic equipment & instruments—0.57%
Hoya Corp.	39,900	1,270,287
Kyocera Corp.	26,500	2,562,177
Taiyo Yuden Co. Ltd.	42,000	907,896
TDK Corp.	22,600	1,928,219
Yokogawa Electric Corp.	85,500	1,160,985
		7,829,564
Food products—0.26%
Ajinomoto Co., Inc.	149,000	1,813,822
Maruha Group, Inc.[1]	256,000	461,516
Yakult Honsha Co. Ltd.[1]	56,500	1,341,318
		3,616,656
Gas utilities—0.14%
Tokyo Gas Co. Ltd.	441,000	1,910,164
Health care equipment & supplies—0.07%
Terumo Corp.	21,300	907,523
Household durables—0.84%
Matsushita Electric Industrial Co. Ltd.	142,900	2,607,525
Sharp Corp.	32,000	553,541
Sony Corp.	160,000	8,464,925
		11,625,991
Household products—0.80%
Kao Corp.	379,000	10,448,661
Uni-Charm Corp.	11,600	634,023
		11,082,684
Insurance—0.68%
Millea Holdings, Inc.	237,700	9,415,748
Internet software & services—0.12%
Softbank Corp.[1]	77,200	1,625,514
IT consulting & services—0.17%
Hitachi Information Systems Ltd.	23,400	495,462
NTT Data Corp.	431	1,804,708
		2,300,170
Leisure equipment & products—0.05%
FUJIFILM Holdings Corp.	14,800	644,959
Machinery—1.73%
Amada Co. Ltd.	197,000	2,306,300
Daikin Industries Ltd.	67,000	2,613,366
Hitachi Construction Machinery Co. Ltd.	224,100	8,910,995

Security description	Number of shares	Value
Japan—(concluded)
Machinery—(concluded)
Kubota Corp.	124,000	$1,034,972
Minebea Co. Ltd.	81,000	440,241
Sumitomo Heavy Industries Ltd.	693,000	8,511,975
		23,817,849
Marine—0.63%
Mitsui O.S.K. Lines Ltd.	556,000	8,692,811
Metals & mining—0.58%
JFE Holdings, Inc.	70,800	4,860,860
Mitsubishi Materials Corp.	487,000	3,145,820
		8,006,680
Office electronics—0.92%
Canon, Inc.	238,300	12,661,346
Oil & gas—0.04%
Nippon Mining Holdings, Inc.	51,000	513,518
Personal products—0.23%
Shiseido Co. Ltd.	147,000	3,133,785
Pharmaceuticals—2.20%
Astellas Pharma, Inc.	164,300	6,741,236
Daiichi Sankyo Co. Ltd.	56,100	1,570,079
Mitsubishi Chemical Holdings Corp.	330,000	3,001,552
Takeda Pharmaceutical Co.	292,000	19,065,078
		30,377,945
Road & rail—0.73%
East Japan Railway Co.	856	6,356,748
West Japan Railway Co.	819	3,707,352
		10,064,100
Semiconductor equipment & products—0.10%
Sumco Corp.	27,600	1,418,959
Specialty retail—0.08%
Nitori Co., Ltd.	22,450	1,155,574
Tobacco—0.25%
Japan Tobacco, Inc.	669	3,422,975
Trading companies & distributors—1.14%
Itochu Corp.	723,000	9,075,862
Mitsubishi Corp.	113,300	3,347,109
Mitsui & Co. Ltd.	90,700	2,153,103
Sumitomo Corp.	55,300	1,070,077
		15,646,151
Wireless telecommunication services—0.42%
KDDI Corp.	870	5,788,074
Total Japan common stocks		240,017,032
Luxembourg—0.40%
Wireless telecommunication services—0.40%
Millicom International Cellular SA *	68,800	5,524,640

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Netherlands—2.57%
Air freight & couriers—0.29%
TNT NV1	92,879	$3,971,015
Banks—0.17%
ABN AMRO Holding NV	49,654	2,382,094
Commercial services & supplies—0.04%
USG People NV	14,083	548,839
Diversified financials—0.93%
ING Groep N.V.[1]	301,470	12,751,626
Diversified telecommunication services—0.24%
Koninklijke (Royal) KPN N.V.[1]	210,497	3,249,582
Media—0.69%
Reed Elsevier N.V.[1]	521,424	9,561,787
Metals & mining—0.21%
Mittal Steel Co. NV	23,620	1,445,770
Vimetco NV GDR[2]	167,520	1,507,680
		2,953,450
Total Netherlands common stocks		35,418,393
New Zealand—0.35%
Diversified telecommunication services—0.35%
Telecom Corp. of New Zealand Ltd.[1]	1,409,594	4,870,680
Norway—0.82%
Energy equipment & services—0.53%
SeaDrill Ltd. *	355,700	7,155,737
Solstad Offshore ASA	5,829	159,617
		7,315,354
Industrial conglomerates—0.29%
Orkla ASA	212,414	4,032,761
Total Norway common stocks		11,348,115
Singapore—1.44%
Airlines—0.03%
Singapore Airlines Ltd.	34,000	429,310
Banks—1.05%
Oversea-Chinese Banking Corp.	762,400	4,521,982
United Overseas Bank Ltd.	684,000	10,015,573
		14,537,555
Diversified financials—0.19%
Jardine Matheson Holdings Ltd.	106,400	2,559,536
Diversified telecommunication services—0.07%
Singapore Telecommunications Ltd.	394,120	898,337
Electronic equipment & instruments—0.10%
Venture Corp. Ltd.	139,000	1,382,163
Total Singapore common stocks		19,806,901

Security description	Number of shares	Value
South Africa—0.35%
Oil & gas—0.35%
Sasol Ltd.	128,086	$4,838,913
Spain—4.81%
Banks—1.27%
Banco Bilbao Vizcaya Argentaria SA1	186,870	4,566,006
Banco Santander Central Hispano SA	691,097	12,956,061
		17,522,067
Construction & engineering—0.72%
ACS Actividades de Contruccion y Servicios SA1	23,140	1,373,083
Tecnicas Reunidas SA	124,807	8,628,294
		10,001,377
Diversified telecommunication services—1.69%
Telefonica SA	999,955	23,344,804
Electric utilities—0.65%
Iberdrola SA1	161,262	8,949,753
Specialty retail—0.48%
Inditex SA	109,626	6,571,588
Total Spain common stocks		66,389,589
Sweden—1.95%
Airlines—0.13%
SAS AB *	79,059	1,879,663
Banks—0.34%
Skandinaviska Enskilda Banken AB (SEB), Class A	72,993	2,490,163
Svenska Handelsbanken, Series A	46,098	1,318,789
Swedbank AB	23,034	843,563
		4,652,515
Communications equipment—0.72%
Telefonaktiebolaget LM Ericsson	2,637,415	9,881,428
Diversified telecommunication services—0.47%
TeliaSonera AB	852,000	6,454,094
Metals & mining—0.20%
SSAB Svenskt Stal AB, Series B	82,688	2,797,919
Real estate—0.09%
JM AB	41,686	1,264,958
Total Sweden common stocks		26,930,577
Switzerland—6.86%
Banks—1.70%
Credit Suisse Group	231,118	15,085,771
Julius Baer Holding Ltd.	120,362	8,409,899
		23,495,670
Electrical equipment—0.99%
ABB Ltd.	565,562	13,592,536

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Switzerland—(concluded)
Food products—0.33%
Nestle SA	11,794	$4,505,759
Health care equipment & supplies—0.48%
Phonak Holding AG	69,594	6,694,433
Insurance—0.23%
Swiss Re	21,148	1,806,922
Zurich Financial Services AG	4,607	1,340,119
		3,147,041
Oil & gas—0.69%
Petroplus Holdings AG *	98,893	9,470,436
Pharmaceuticals—2.26%
Novartis AG	270,157	14,593,784
Roche Holding Genussehein AG	93,699	16,593,223
		31,187,007
Specialty retail—0.18%
Compagnie Financiere Richemont AG	39,157	2,453,850
Total Switzerland common stocks		94,546,732
Taiwan—0.93%
Diversified telecommunication services—0.35%
Chunghwa Telecom Co. Ltd., ADR[1]	285,549	4,734,402
Semiconductor equipment & products—0.58%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR[1]	792,293	8,041,774
Total Taiwan common stocks		12,776,176
United Kingdom—18.30%
Airlines—0.07%
Air Berlin PLC1, *	51,466	984,968
Auto components—0.38%
GKN PLC	670,708	5,181,363
Banks—3.85%
Barclays PLC	334,480	4,692,755
HBOS PLC	815,716	15,979,721
HSBC Holdings PLC	239,613	4,449,109
Lloyds TSB Group PLC	1,121,715	12,581,091
Royal Bank of Scotland Group PLC	1,284,751	15,371,845
		53,074,521
Commercial services & supplies—0.67%
Capita Group PLC	571,746	8,328,554
Michael Page International PLC	81,063	886,915
		9,215,469
Construction materials—0.05%
Biffa PLC	137,854	689,024

Security description	Number of shares	Value
United Kingdom—(continued)
Diversified financials—0.18%
Man Group PLC	220,803	$2,509,086
Diversified telecommunication services—0.70%
BT Group PLC	1,524,533	9,704,632
Electric utilities—0.11%
Scottish & Southern Energy PLC	52,250	1,519,575
Food & drug retailing—0.34%
Tesco PLC	569,517	4,676,197
Hotels, restaurants & leisure—0.48%
Compass Group PLC	624,253	4,209,820
First Choice Holidays PLC	149,586	921,016
InterContinental Hotels Group PLC	65,862	1,497,851
		6,628,687
Household durables—0.18%
Galiform PLC *	127,825	333,925
Taylor Woodrow PLC	333,742	2,205,400
		2,539,325
Household products—0.22%
Reckitt Benckiser PLC	57,400	3,073,133
Insurance—0.64%
Aviva PLC	428,737	5,940,098
Beazley Group PLC	381,138	1,252,718
Catlin Group Ltd.	35,526	340,593
Prudential PLC	92,434	1,263,320
		8,796,729
IT consulting & services—0.02%
LogicaCMG PLC	92,714	287,588
Media—0.20%
Pearson PLC	135,586	2,174,037
Taylor Nelson Sofres PLC	119,809	539,733
		2,713,770
Metals & mining—1.36%
BHP Billiton PLC	591,296	17,428,461
Vedanta Resources PLC	36,667	1,319,504
		18,747,965
Multi-line retail—1.40%
Marks & Spencer Group PLC	283,712	3,602,715
Next PLC	47,508	1,807,473
Unilever PLC	444,118	13,823,389
		19,233,577
Multi-utilities—0.23%
National Grid PLC	227,130	3,215,593
Oil & gas—3.92%
BG Group PLC	546,807	8,927,144
BP PLC	2,413,576	28,021,099
Royal Dutch Shell PLC, A Shares[3]	147,150	5,726,634

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
United Kingdom—(concluded)
Oil & gas—(concluded)
Royal Dutch Shell PLC, A Shares[1,4]	285,649	$11,196,726
Royal Dutch Shell PLC, B Shares	3,832	150,255
		54,021,858
Pharmaceuticals—2.06%
Astra Zeneca PLC	94,801	4,911,191
GlaxoSmithKline PLC	814,990	20,786,998
Shire PLC	109,301	2,680,759
		28,378,948
Software—0.71%
Autonomy Corp. PLC *	568,978	9,493,743
Sage Group PLC	65,336	302,670
		9,796,413
Specialty retail—0.07%
Kesa Electricals PLC	141,324	917,143
Trading companies & distributors—0.27%
SIG PLC	28,818	754,946
Wolseley PLC	138,359	3,009,425
		3,764,371
Wireless telecommunication services—0.19%
Vodafone Group PLC	869,760	2,638,935
Total United Kingdom common stocks		252,308,870
Total common stocks (cost—$1,069,534,001)		1,339,080,797
Preferred stocks—0.31%
Germany—0.31%
Automobiles—0.29%
Porsche AG	1,345	2,427,347
Volkswagen AG	13,606	1,529,333
		3,956,680
Media—0.02%
ProSiebenSat.1 Media AG	9,821	354,782
Total preferred stocks (cost—$2,647,911)		4,311,462
	Number of rights
Rights *—0.02%
Sweden—0.02%
Metals & mining—0.02%
SSAB Svenskt Stal AB, exercise price 155 SEK, expires 08/23/07 (cost—$0)	82,688	243,908

Security description	Number of warrants	Value
Warrants[5,6] *—0.63%
Taiwan—0.63%
Health care providers & services—0.63%
Morgan Stanley Asia Securities strike price TWD 0.0001, expires 10/19/09 (cost—$8,217,222)	3,305,000	$8,680,252
	Face amount
Short-term US government obligations[7,8]—0.04%
US Treasury Bills 5.080%, due 01/17/08 (cost—$547,526)	$560,000	547,526
Repurchase agreement—2.30%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $31,432,001 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$32,425,954); proceeds: $31,794,168 (cost—$31,790,000)	31,790,000	31,790,000
	Number of shares
Investments of cash collateral from securities loaned—8.92%
Money market funds[9]—6.27%
AIM Liquid Assets Portfolio 5.203%	1,505	1,505
AIM Prime Portfolio 5.213%	64,757	64,757
DWS Money Market Series 5.289%	30,406,514	30,406,514
UBS Private Money Market Fund LLC 5.228%[10]	56,022,635	56,022,635
Total money market funds (cost—$86,495,411)		86,495,411

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Total investments of cash collateral from securities loaned—(concluded)
Repurchase agreement—2.65%
Repurchase agreement dated 07/31/07 with Deutsche Bank, 5.300%, due 08/01/07, collateralized by $20,970,000 Federal Home Loan Bank obligations, 5.650% to 5.820% due 03/30/09 to 08/13/18 and $15,166,000 Federal National Mortgage Association obligations, 5.500% to 6.000% due 07/09/10 to 08/22/16; (value—$37,194,788); proceeds: $36,467,572 (cost—$36,462,204)	$36,462,204	$36,462,204

Value
Total investments of cash collateral from securities loaned (cost—$122,957,615)	$122,957,615
Total investments (cost—$1,235,694,275) — 109.34%	1,507,611,560
Liabilities in excess of other assets—(9.34)%	(128,786,647)
Net assets—100.00%	$1,378,824,913

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Security exempt from registration under rule 144A of the Securities Act of 1933. This security, which represent 0.11% of net assets as of July 31, 2007, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the London Exchange.

4  Security is traded on the Netherlands Exchange.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.63% of net assets as of July 31, 2007 is considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/07	Value as a percentage of net assets
Morgan Stanley Asia Securities, strike price TWD 0.0001 expires 10/19/09	06/26/07	$8,217,222	0.60%	$8,680,252	0.63%

7  Rate shown is the discount rate at date of purchase.

8  Entire amount delivered to broker as collateral for futures transactions.

9  Rates shown reflect yield at July 31, 2007.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$46,602,044	$1,509,333,815	$1,499,913,224	$56,022,635	$529,085

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

SEK  Swedish Krona

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

TWD  Taiwan Dollar

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2007

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
53		EURDow Jones Euro STOXX 50 Futures	September 2007	$3,278,743	$3,139,924	$(138,819)
13		GBPFTSE 100 Index Futures	September 2007	1,760,396	1,678,381	(82,015)
18		JPYTOPIX Index Futures	September 2007	2,653,693	2,579,851	(73,842)
				$7,692,832	$7,398,156	$(294,676)

Forward foreign currency contracts

	Contracts to deliverIn exchange for			Maturity dates	Unrealized appreciation (depreciation)
Euro	1,948,153	GBP	1,314,204	10/05/07	$(4,259)
Euro	1,435,806	USD	1,967,879	10/05/07	(594)
Euro	7,517,117	USD	10,151,866	10/05/07	(154,018)
Danish Krone	21,911,543	USD	4,069,336	10/05/07	33,122
Great Britain Pound	500,935	USD	1,001,569	10/05/07	(14,872)
Great Britain Pound	1,150,000	USD	2,349,209	10/05/07	15,757
Great Britain Pound	14,207,500	USD	28,913,967	10/31/07	99,876
Hong Kong Dollar	29,329,956	USD	3,761,601	10/05/07	6,793
Japanese Yen	587,910,892	USD	4,818,231	10/05/07	(186,356)
Swedish Krona	60,893,470	USD	9,215,950	10/05/07	151,569
United States Dollar	8,515,363	AUD	10,044,071	10/05/07	26,979
United States Dollar	6,546,107	CHF	7,943,285	10/05/07	95,901
United States Dollar	4,072,778	DKK	21,911,543	10/05/07	(36,564)
United States Dollar	2,373,930	EUR	1,720,351	10/05/07	(15,347)
United States Dollar	1,013,116	GBP	500,935	10/05/07	3,325
United States Dollar	2,334,624	GBP	1,150,000	10/05/07	(1,173)
United States Dollar	9,534,266	JPY	1,155,000,000	10/05/07	297,664
United States Dollar	7,117,782	SEK	48,670,684	10/05/07	127,159
United States Dollar	1,956,556	SGD	2,988,235	10/05/07	15,811
					$460,773

Currency type abbreviations:

AUD  Australian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

SEK  Swedish Krona

SGD  Singapore Dollar

USD  US Dollar

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 49.31% (before the deduction of the maximum UBS PACE Select program fee; 47.09% after the deduction of the maximum UBS PACE Select program fee). In comparison, the MSCI Emerging Markets Free (EMF) Index (the "Index") returned 50.94% and the median return of the Lipper Emerging Markets Funds category was 48.60%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

Equities in emerging markets enjoyed strong performance, fueled by buoyant international trading flows, stronger-than-expected growth data and merger and acquisition activity. This propelled many of the major emerging markets equity indexes to record levels in early 2007. Growth accelerated in China reaching 11.9% in the second quarter of 2007, despite monetary tightening. The Indian economy also achieved a growth rate in excess of 9%. The demands of these economies offered support for commodity prices, including metals like zinc and nickel. This, in turn, proved beneficial for markets across the resource-rich Latin American region. Evaluations of emerging markets equities are based on a perception of reduced risk, as many governments are reporting current account surpluses along with commitments to increase investment in infrastructure. At the same time, internal demand is encouraging the development of more sophisticated consumer markets. In 2007, there was debate over how far emerging markets could deviate from US growth, but investors became increasingly alert to the potential for contagion from the US subprime mortgage market toward the end of the review period.

Advisors' comments

Gartmore Global Partners

Our portion of the Portfolio handily outperformed the Index during the fiscal year. This was primarily due to strong stock selection. For example, our overweight position in Indian mobile company Bharti Airtel enhanced results. India is the world's fastest growing mobile phone market, and Bharti Airtel is enjoying

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Advisors:

Gartmore Global Partners ("GGP") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

GGP: Christopher Palmer

Mondrian: Team

Objective:

Capital appreciation.

Investment process:

GGP seeks to identify and quantify unexpected earnings. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum at the stock, sector, country and portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio,

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors comments – continued

robust growth of its subscriber base. Increasing exposure to Chinese cement maker Anhui Conch also proved effective. Its shares have been supported by booming demand for construction products, as well as a positive perception of the company's prospects as a key regional player during a time of consolidation. Exposure to Chinese property developer Shimao Property also added value, as the company has a holding in a significant land bank. (A land bank is an entity that purchases and retains potential development plots.)

Less successful positions included an overweight in Russian energy company Surgutneftegaz. In Russia, the energy sector as a whole has suffered from underinvestment, and has been undermined by President Putin's stance on the possible re-nationalization of assets. Finally we exited from Nan Ya Printed Circuit Board in early 2007, which was a detractor from performance due to overcapacity in the chip market and concerns about prospects for a major outsourcing contract.

At the country level, our investment strategy was particularly successful in Russia. We maintained an underweight position in energy company Gazprom, which was negatively affected by the declining price of oil for much of the period. We benefited from an overweight in the country's largest lender, Sberbank. Its share price gained after President Putin lifted ownership limits on Russian banking stocks. Our overweight in China also proved to be highly successful when more evidence emerged of China's rapidly expanding economy, and its equity market moved up to record levels. Our least successful country-level strategy was our underweight exposure to Peru, where the surge in demand for mining products, such as copper, has given its market additional momentum.

Mondrian Investment Partners

Our portion of the Portfolio underperformed the Index during the fiscal year. This was primarily due to disappointing results from stock selection and market positioning. At the market level, performance was negatively impacted by an underweight exposure to the strong returns of the Chinese market and overweight positions in the less buoyant markets of Thailand and Taiwan. This was partially offset by the positive impact of an underweight position in the weak Russian market, and an overweight exposure to Malaysia, which performed well during the fiscal year. At the sector level, our portion of the Portfolio benefited from overweight positions in the telecommunications and financials sectors. In addition, an underweight to the energy sector was helpful as it underperformed despite the continuing strength in oil prices.

Investment process (concluded)

currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Advisors' comments – concluded

In terms of stock selection, the positive contributions from holdings in Russia, Brazil and Hungary were more than offset by the negative impact of selections in Korea, Taiwan and India. In Korea, auto manufacturer Hyundai Motor and technology firm Samsung Electronics both generated poor results. In the banking sector, our positions in Kookmin Bank and Hana Financial detracted from results. Financial stocks in Taiwan also underperformed during the year; our holding in Mega Financial hurt returns, while the defensive stock Chunghwa Telecom also performed poorly in a rising market environment. On the positive side, rising prices for steel and other raw materials directly benefited holdings in steel makers Evraz Group (Russia) and CSN (Brazil), and the Brazilian diversified mining group CVRD. Other holdings in Russia also performed well, notably gas producer Novatek1 and telecommunications provider Mobile Telesystems.

1  Not held by the Portfolio as of July 31, 2007.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI Emerging Markets Free (EMF) Index

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Free (EMF) Index over the 10 years ended July 31, 2007. (The composition of the MSCI EMF Index, like many indexes, may change from time to time. For example, at one point Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	49.16%	28.89%	N/A	16.81%
maximum sales charge	Class B3	47.95%	27.73%	N/A	17.25%
or UBS PACE Select	Class C4	48.03%	27.81%	N/A	17.09%
program fee	Class Y5	49.74%	29.37%	N/A	17.35%
	Class P6	49.31%	28.97%	6.15%	7.51%
After deducting	Class A2	40.92%	27.44%	N/A	15.82%
maximum sales charge	Class B3	42.95%	27.58%	N/A	17.25%
or UBS PACE Select	Class C4	47.03%	27.81%	N/A	17.09%
program fee	Class P6	47.09%	27.05%	4.57%	5.91%
MSCI Emerging Markets Free (EMF) Index		50.94%	34.13%	9.81%	10.17%
Lipper Emerging Markets Funds median		48.60%	32.48%	9.71%	10.69%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 38.20%; 5-year period, 24.65%; since inception, 15.44%; Class B—1-year period, 40.02%; 5-year period, 24.80%; since inception, 16.89%; Class C—1-year period, 44.16%; 5-year period, 25.06%; since inception, 16.74%; Class Y—1-year period, 46.81%; 5-year period, 26.56%; since inception, 16.97%; Class P—1-year period, 44.19%; 5-year period, 24.33%; 10-year period, 4.40%; since inception, 5.66%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—1.97% and 1.97%; Class B—2.86% and 2.86%; Class C—2.78% and 2.78%; Class Y—1.56% and 1.56%; and Class P—1.98% and 1.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding interest expense, if any) would not exceed the following: Class A—2.25%; Class B—3.00%; Class C—3.00%; Class Y—2.00%; and Class P—2.00%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$443.7
Number of holdings	170
Portfolio composition[1]	07/31/07
Common stocks, preferred stocks and rights	77.3%
ADRs, GDRs and NVDRs	20.4
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Regional allocation[1]	07/31/07
Asia	58.5%
Latin America	22.4
Europe/Middle East/Africa	15.9
Bermuda	0.9
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Top five countries (equity investments)[1]	07/31/07
South Korea	15.2%
Taiwan	14.3
Brazil	13.7
South Africa	7.0
Russia	6.6
Total	56.8%
Top ten equity holdings[1]	07/31/07
China Mobile (Hong Kong)	2.2%
Taiwan Semiconductor Manufacturing	1.9
America Movil SA de C.V., ADR	1.9
MediaTek	1.6
Companhia Vale do Rio Doce, Class A (preferred stock)	1.5
Samsung Electronics (common stock)	1.5
Mega Financial Holding	1.3
Companhia de Concessoes Rodoviarias	1.3
Hana Financial Group	1.3
Mobile TeleSystems	1.3
Total	15.8%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2007.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—91.13% Security description	Number of shares	Value
Argentina—0.50%
Energy equipment & services—0.50%
Tenaris SA, ADR[1]	46,000	$2,215,820
Bermuda—0.92%
Marine—0.64%
Cosco Pacific Ltd.	1,076,000	2,835,786
Real estate—0.28%
Sinofert Holdings Ltd.[1]	1,792,000	1,236,387
Total Bermuda common stocks		4,072,173
Brazil—9.25%
Banks—0.46%
Unibanco - Uniao de Bancos Brasileiros SA, GDR[1]	17,400	2,029,536
Diversified telecommunication services—0.59%
Brasil Telecom Participacoes SA, ADR	39,367	2,604,127
Electric utilities—0.83%
AES Tiete SA	26,200,000	1,071,205
CPFL Energia SA	58,500	1,110,173
CPFL Energia SA, ADR[1]	25,900	1,483,811
		3,665,189
Insurance—0.55%
Porto Seguro SA	64,100	2,460,462
Metals & mining—0.74%
Companhia Siderurgica Nacional SA (CSN)	20,000	1,154,463
Companhia Vale do Rio Doce (CVRD), ADR	50,000	2,116,500
		3,270,963
Oil & gas—1.15%
Petroleo Brasileiro SA - Petrobras[1]	78,944	5,123,466
Paper & forest products—1.23%
Aracruz Celulose SA, ADR[1]	28,188	1,782,045
Votorantim Celulose e Papel SA, ADR *	155,050	3,685,539
		5,467,584
Retail—1.18%
Lojas Renner SA	279,100	5,246,185
Software & services—0.95%
Redecard SA *	245,800	4,215,653
Transportation infrastructure—1.32%
Companhia de Concessoes Rodoviarias (CCR)	323,689	5,854,005
Warehousing & harbor transportation services—0.25%
Santos-Brasil SA	73,500	1,104,471
Total Brazil common stocks		41,041,641

Security description	Number of shares	Value
Cayman Islands—0.32%
Media—0.32%
Focus Media Holding Ltd., ADR1, *	34,000	$1,404,540
Chile—0.56%
Banks—0.36%
Banco Santander Chile SA, ADR[1]	33,600	1,602,048
Water utilities—0.20%
Inversiones Aguas Metropolitanas SA (IAM), ADR[1,2]	36,000	864,580
Total Chile common stocks		2,466,628
China—6.05%
Banks—0.67%
China Construction Bank Corp.	3,961,000	2,949,502
Construction materials—0.83%
Anhui Conch Cement Co. Ltd., Class H	582,800	3,687,075
Insurance—0.61%
Ping An Insurance (Group) Co. of China Ltd.	321,500	2,720,129
Marine—0.26%
China Shipping Development Co. Ltd., Class H	452,000	1,170,411
Metals & mining—0.53%
China Shenhua Energy Co. Ltd., Class H	598,000	2,352,817
Oil & gas—0.94%
PetroChina Co. Ltd., Class H	2,824,000	4,181,429
Real estate—0.70%
Shimao Property Holdings Ltd.[1]	1,183,300	3,121,959
Technology, hardware & equipment—0.32%
TPV Technology Ltd.[1]	1,862,000	1,422,419
Textiles & apparel—0.44%
Fountain Set (Holdings) Ltd.[1]	1,404,000	589,227
Texwinca Holdings Ltd.[1]	1,542,000	1,338,787
		1,928,014
Transportation infrastructure—0.75%
China Merchants Holdings International Co. Ltd.	228,000	1,109,945
Zhejiang Expressway Co. Ltd.	1,962,000	2,225,442
		3,335,387
Total China common stocks		26,869,142
Colombia—0.56%
Banks—0.56%
Bancolombia SA	69,700	2,480,623
Czech Republic—1.41%
Banks—0.73%
Komercni Banka A.S.	16,266	3,222,278

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Czech Republic—(concluded)
Electric utilities—0.68%
CEZ	58,000	$3,042,004
Total Czech Republic common stocks		6,264,282
Egypt—0.46%
Wireless telecommunication services—0.46%
Egyptian Co. for Mobile Services (MobiNil)	62,363	2,039,504
Hong Kong—4.32%
Electric utilities—0.74%
China Resources Power Holdings Co. Ltd.	1,300,000	3,278,289
Marine—0.85%
Pacific Basin Shipping Ltd.	2,573,000	3,769,231
Oil & gas—0.44%
China Petroleum & Chemical Corp. (Sinopec)	1,884,300	1,974,380
Textiles & apparel—0.04%
Ports Design Ltd.	73,500	175,305
Wireless telecommunication services—2.25%
China Mobile (Hong Kong) Ltd.	865,600	9,971,229
Total Hong Kong common stocks		19,168,434
Hungary—0.84%
Banks—0.51%
OTP Bank Rt.	40,492	2,280,191
Oil & gas—0.33%
MOL Hungarian Oil and Gas Nyrt.	9,500	1,464,515
Total Hungary common stocks		3,744,706
India—3.29%
Automobiles—0.37%
Hero Honda Motors Ltd.	98,184	1,615,958
Chemicals—0.74%
Reliance Industries Ltd.	70,559	3,301,587
Construction & engineering—0.26%
Unitech Ltd.	83,854	1,152,387
Diversified manufacturing—0.23%
Max India Ltd. *	191,966	1,013,729
Diversified telecommunication services—1.07%
Bharti Tele-Ventures Ltd. *	215,122	4,746,378
IT consulting & services—0.62%
Satyam Computer Services Ltd., ADR[1]	103,400	2,756,644
Total India common stocks		14,586,683
Indonesia—0.89%
Automobiles—0.42%
PT Astra International Tbk	927,000	1,855,004

Security description	Number of shares	Value
Indonesia—(concluded)
Diversified telecommunication services—0.47%
PT Telekomunikasi Indonesia, Series B	1,753,173	$2,106,232
Total Indonesia common stocks		3,961,236
Israel—2.91%
Banks—0.90%
Bank Hapoalim Ltd.	849,335	3,997,321
Chemicals—0.14%
Makhteshim-Agan Industries Ltd.	87,500	640,396
Diversified telecommunication services—0.65%
Bezeq Israeli Telecommunication Corp. Ltd.	1,770,731	2,864,546
Pharmaceuticals—1.22%
Teva Pharmaceutical Industries Ltd., ADR	129,000	5,420,580
Total Israel common stocks		12,922,843
Kazakhstan—0.40%
Oil & gas—0.40%
KazMunaiGas Exploration Production, GDR	75,500	1,781,800
Malaysia—3.92%
Banks—1.58%
Commerce Asset-Holding Berhad	661,800	2,238,857
Hong Leong Bank Berhad	1,260,100	2,271,497
Public Bank Berhad	836,500	2,503,947
		7,014,301
Consumer products—0.59%
Tanjong PLC	514,800	2,616,062
Hotels, restaurants & leisure—0.42%
Genting Berhad	815,700	1,867,437
Marine—0.75%
Malaysia International Shipping Co. Berhad	1,122,900	3,308,674
Plantations—0.58%
IOI Corp. Berhad	1,706,100	2,597,100
Total Malaysia common stocks		17,403,574
Mexico—6.26%
Banks—0.99%
Banco Compartamos SA de C.V. *	190,900	1,043,055
Grupo Financiero Banorte SA de C.V., Series O1	759,029	3,369,638
		4,412,693
Beverages—0.65%
Grupo Modelo SA de C.V., Series C	532,600	2,861,563
Construction materials—0.29%
Cemex SA de C.V., ADR1, *	39,129	1,265,432

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Mexico—(concluded)
Household products—0.44%
Kimberly-Clark de Mexico SA de C.V., Series A	492,200	$1,940,795
Industrial conglomerates—0.26%
Grupo Carso SA de C.V., Series A1	292,219	1,170,877
Media—0.42%
Grupo Televisa SA, ADR	73,700	1,860,925
Metals & mining—0.46%
Industrias CH SA, Series B *	463,900	2,044,655
Multi-line retail—0.53%
Wal-Mart de Mexico SA de C.V., Series V	647,400	2,352,317
Transportation infrastructure—0.30%
Grupo Aeroportuario del Pacifico SA de C.V., ADR	27,400	1,332,188
Wireless telecommunication services—1.92%
America Movil SA de C.V., ADR, Series L	142,288	8,520,205
Total Mexico common stocks		27,761,650
Panama—0.30%
Banks—0.30%
Banco Latinoamericano de Exportaciones SA, Class E	71,800	1,335,480
Philippines—0.44%
Diversified telecommunication services—0.44%
Philippine Long Distance Telephone Co., ADR	34,500	1,972,020
Poland—1.20%
Banks—0.71%
Bank Pekao SA	18,614	1,721,573
Bank Zachodni WBK SA	14,591	1,436,427
		3,158,000
Diversified telecommunication services—0.49%
Telekomunikacja Polska SA	273,380	2,160,869
Total Poland common stocks		5,318,869
Russia—6.61%
Auto manufacturing/suppliers—0.39%
JSC Severstal-Auto[3]	47,200	1,746,400
Banks—1.09%
Sberbank *	1,192,000	4,823,264
Electric utilities—0.48%
RAO Unified Energy System (UES), GDR	15,529	2,121,950
Metals & mining—1.23%
Chelyabinsk Zinc Factory, GDR *	20,300	304,094
Evraz Group SA, GDR	54,150	2,637,105

Security description	Number of shares	Value
Russia—(concluded)
Metals & mining—(concluded)
Mining & Metallurgical Co., Norilsk Nickel, ADR[1]	10,550	$2,505,625
		5,446,824
Oil & gas—2.16%
Gazprom, ADR	126,450	5,448,341
LUKOIL, ADR[1]	25,712	2,069,816
Surgutneftegaz OJSC, ADR[1]	36,867	2,082,986
		9,601,143
Wireless telecommunication services—1.26%
Mobile TeleSystems, ADR	87,360	5,586,672
Total Russia common stocks		29,326,253
South Africa—6.98%
Banks—1.71%
African Bank Investments Ltd.	994,116	4,526,538
Standard Bank Group Ltd.	215,552	3,062,296
		7,588,834
Construction materials—0.22%
Pretoria Portland Cement Co. Ltd.	163,598	968,532
Diversified financials—0.49%
ABSA Group Ltd.	113,392	2,159,218
Diversified telecommunication services—0.44%
Telkom South Africa Ltd.	83,636	1,968,233
Food & drug retailing—0.21%
Massmart Holdings Ltd.	78,000	910,467
Food products—0.33%
Tiger Brands Ltd.	56,984	1,478,856
Health care equipment & supplies—0.30%
Aspen Pharmacare Holdings Ltd. *	283,768	1,321,911
Industrial conglomerates—0.79%
Barloworld Ltd.	88,969	1,568,712
Remgro Ltd.	78,096	1,955,262
		3,523,974
Metals & mining—0.46%
Anglo Platinum Ltd.	14,706	2,021,450
Oil & gas—1.03%
Sasol Ltd.	121,242	4,580,356
Specialty retail—0.41%
Truworths International Ltd .	362,300	1,820,565
Wireless telecommunication services—0.59%
MTN Group Ltd.	186,845	2,615,374
Total South Africa common stocks		30,957,770
South Korea—12.99%
Airlines—0.22%
Korean Air Lines Co. Ltd.	12,080	972,044
Banks—2.24%
Industrial Bank of Korea (IBK)	153,900	3,526,612

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
South Korea—(concluded)
Banks—(concluded)
Kookmin Bank	43,370	$3,751,049
Korea Exchange Bank	58,540	910,065
Shinhan Financial Group Co. Ltd.	25,661	1,744,005
		9,931,731
Building products—0.31%
KCC Corp.	3,000	1,377,834
Chemicals—0.50%
LG Chem Ltd.	22,425	2,238,498
Construction & engineering—1.27%
Daelim Industrial Co. Ltd.	15,844	2,714,321
Hyundai Development Co.	35,260	2,934,862
		5,649,183
Diversified financials—1.28%
Hana Financial Group, Inc.	104,813	5,683,185
Diversified telecommunication services—0.78%
KT Corp.	54,370	2,592,737
KT Corp., ADR[1]	36,200	851,424
		3,444,161
Electric utilities—1.02%
Korea Electric Power Corp. (KEPCO)	94,200	4,510,315
Insurance—0.42%
Samsung Fire & Marine Insurance Co. Ltd.	9,062	1,856,325
Machinery—1.77%
Hanjin Heavy Industries & Construction Co. Ltd.[3,4]	45,470	3,837,662
Hyundai Heavy Industries Co. Ltd.	10,457	4,022,076
		7,859,738
Metals & mining—1.35%
Korea Zinc Co. Ltd.[1]	8,241	1,815,170
POSCO	7,272	4,181,231
		5,996,401
Retail—0.36%
Lotte Shopping Co. Ltd., GDR[2]	81,430	1,587,885
Semiconductor equipment & products—1.47%
Samsung Electronics Co. Ltd.	9,934	6,539,693
Total South Korea common stocks		57,646,993
Taiwan—14.30%
Banks—1.91%
Chinatrust Financial Holding Co. Ltd.	3,176,000	2,509,350
Mega Financial Holding Co. Ltd.	8,464,000	5,942,367
		8,451,717

Security description	Number of shares	Value
Taiwan—(concluded)
Computers & peripherals—1.60%
Asustek Computer, Inc.	1,001,550	$2,842,439
Lite-On Technology Corp.	2,559,971	4,252,626
		7,095,065
Construction materials—0.77%
Taiwan Cement Corp.	2,828,155	3,421,240
Diversified telecommunication services—1.15%
Chunghwa Telecom Co. Ltd.	2,103,068	3,555,196
Chunghwa Telecom Co. Ltd., ADR[1]	94,065	1,559,604
		5,114,800
Electronic equipment & instruments—1.53%
HON HAI Precision Industry Co. Ltd. (Foxconn)	583,200	4,809,486
Synnex Technology International Corp.	939,820	1,974,032
		6,783,518
Food & drug retailing—0.73%
President Chain Store Corp.	1,159,000	3,212,560
Industrial conglomerates—0.57%
HannStar Display Corp. *	8,859,000	2,534,283
Insurance—0.55%
Shin Kong Financial Holding Co. Ltd.	1,999,165	2,433,594
Semiconductor equipment & products—4.46%
Advanced Semiconductor Engineering, Inc. *	2,015,000	2,624,763
MediaTek, Inc.	392,280	7,035,404
Taiwan Semiconductor Manufacturing Co. Ltd.	4,365,215	8,605,864
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	150,901	1,531,645
		19,797,676
Textiles & apparel—0.48%
Formosa Taffeta Co. Ltd.	1,758,000	2,143,729
Wireless telecommunication services—0.55%
Far EasTone Telecommunications Co. Ltd.	2,107,000	2,448,776
Total Taiwan common stocks		63,436,958
Thailand—3.12%
Banks—0.64%
Kasikornbank Public Co. Ltd., NVDR[1]	734,800	1,786,847
Siam City Bank Public Co. Ltd.[3]	1,765,300	1,042,185
		2,829,032
Construction materials—1.20%
Siam Cement Public Co. Ltd., NVDR[1]	663,200	5,315,404

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Thailand—(concluded)
Home builders—0.26%
Land & Houses Public Co. Ltd., NVDR	5,328,800	$1,153,476
Metals & mining—0.62%
Banpu Public Co. Ltd., NVDR[1]	333,494	2,763,392
Oil & gas—0.40%
PTT Public Co. Ltd.	194,500	1,773,679
Total Thailand common stocks		13,834,983
Turkey—2.10%
Automobiles—0.44%
Tofas Turk Otomobil Fabrikasi A.S.	409,869	1,950,764
Banks—0.38%
Akbank T.A.S.	246,186	1,662,217
Diversified financials—0.59%
Turkiye Vakiflar Bankasi T.A.O., Class D	819,168	2,631,196
Wireless telecommunication services—0.69%
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	436,793	3,080,654
Total Turkey common stocks		9,324,831
Venezuela—0.23%
Metals & mining—0.23%
Ternium SA, ADR	33,200	1,024,884
Total common stocks (cost—$289,437,431)		404,364,320
Preferred stocks—6.59%
Brazil—4.40%
Banks—1.21%
Banco Bradesco SA	102,404	2,664,364
Itausa—Investimentos Itau SA	428,412	2,711,555
		5,375,919
Chemicals—0.25%
Ultrapar Participacoes SA	32,340	1,103,300
Electric utilities—0.14%
AES Tiete SA	17,300,000	638,427
Metals & mining—1.53%
Companhia Vale do Rio Doce (CVRD), Class A	161,386	6,786,901
Oil & gas—1.27%
Petroleo Brasileiro SA - Petrobras	6,140	171,847
Petroleo Brasileiro SA - Petrobras, ADR	97,556	5,448,503
		5,620,350
Total Brazil preferred stocks		19,524,897

Security description	Number of shares		Value
Preferred stocks—(concluded)
South Korea—2.19%
Automobiles—1.10%
Hyundai Motor Co.		100,570	$4,897,425
Semiconductor equipment & products—1.09%
Samsung Electronics Co. Ltd.		9,695	4,823,627
Total South Korea preferred stocks			9,721,052
Total preferred stocks (cost—$16,011,324)			29,245,949
	Number of rights
Rights3,4,*—0.00%
Thailand—0.00%
Diversified telecommunication services—0.00%
True Corporation Public Company Ltd. exercise price $0.5764, expires 03/31/08 (cost—$0)		218,684	0
	Face amount[5]
Corporate bond[3,4,6,7]—0.00%
Brazil—0.00%
Metals & mining—0.00%
Companhia Vale do Rio Doce (cost—$0) 1.000%, due 09/29/49	BRL	10,050	0
Repurchase agreement—1.62%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720% due 08/01/07, collateralized by $7,097,166 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$7,321,595); proceeds: $7,178,941 (cost—$7,178,000)		7,178,000	7,178,000
	Number of shares
Investments of cash collateral from securities loaned—7.75%
Money market funds[8]—3.69%
AIM Liquid Assets Portfolio, 5.203%		810	810
AIM Prime Portfolio, 5.213%		12,805	12,805
DWS Money Market Series, 5.289%		9,047,285	9,047,285
UBS Private Money Market Fund LLC 5.228%[9]		7,303,388	7,303,388
Total money market funds (cost—$16,364,288)			16,364,288

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2007

	Face amount[5]	Value
Investments of cash collateral from securities loaned—(concluded)
Repurchase agreements—4.06%
Repurchase agreement dated 07/31/07 with Deutsche Bank Securities, Inc., 5.300%, due 08/01/07, collateralized by $15,000,000 Federal Home Loan Bank obligations, 5.250% due 08/14/08 and $2,940,000 Federal Home Loan Mortgage Corp. obligations, 3.500% due 09/27/07; (value—$18,360,269); proceeds: $18,002,650 (cost—$18,000,000)	$18,000,000	$18,000,000
Total investments of cash collateral from securities loaned (cost—$34,364,288)		34,364,288

Value
Total investments (cost—$346,991,043)—107.09%	$475,152,557
Liabilities in excess of other assets—(7.09)%	(31,455,048)
Net assets—100.00%	$443,697,509

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.56% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid securities representing 1.49% of net assets.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  In US Dollars unless otherwise indicated.

6  Perpetual bond security. The maturity date represents the final maturity.

7  Variable rate security. The interest rate shown is the current rate as of July 31, 2007, and resets periodically.

8  Rates shown reflect yields at July 31, 2007.

9  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2007.

Security description	Value at 07/31/06	Purchases during the year ended 07/31/07	Sales during the year ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the year ended 07/31/07
UBS Private Money Market Fund LLC	$7,875,884	$310,299,112	$310,871,608	$7,303,388	$105,277

ADR  American Depositary Receipt

BRL  Brazilian Real

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

A note about UBS PACE Global Real Estate
Portfolio's shareholder letter

UBS PACE Global Real Estate Portfolio was first made available to investors on November 30, 2006, via Class Y shares. Since that time, Class Y shares are no longer outstanding, and additional share classes were sold. Therefore, for purposes of reporting on performance, this letter references the Portfolio's next oldest share class, Class A, which were first issued on December 18, 2006, as well as its Class P shares, which were first sold on January 22, 2007. The Advisor's comments, however, reflect the events and positioning of the Portfolio for the period since the Fund's inception date on November 30, 2006.

Performance

Since their first issuance on December 18, 2006 through July 31, 2007, the Portfolio's Class A shares declined 2.63% (before deduction of the maximum Class A sales charge; the shares declined 7.96% after deduction of the maximum Class A sales charge).

For the period since their first issuance on January 22, 2007 through July 31, 2007, the Portfolio's Class P shares declined 6.82% (before deduction of the maximum UBS PACE Select program fee; the shares declined 7.56% after the deduction of the maximum UBS PACE Select program fee.

In comparison, the FTSE NAREIT Equity Index (in USD) (the "Index") declined 13.23% and the FTSE EPRA/NAREIT Global Real Estate Index declined 4.95%, while the Lipper Real Estate Funds median declined 13.19%. These numbers reflect the returns generated by the Indexes and the median from December 31, 2006—the closest month-end after the inception date of the Fund's Class A shares—through July 31, 2007. (Returns for all share classes since inception and descriptions of the Indexes are shown in the "Performance at a Glance" table on page 171. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The US real estate investment trust (REIT) market peaked in early February, around the time of the Blackstone/Equity Office Properties transaction (which made Blackstone the landlord overseeing one of the US's most impressive real estate portfolios). Since then, the market has meaningfully declined. Volatility drivers were interest rate concerns and, in the case of the US, widening credit spreads that migrated from issues in the subprime market. Subprime mortgages are granted to borrowers considered subprime; that is, a person with a lower credit profile. Consequently, much private equity activity exited the market, which had

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

Team, led by Mark Howard-Johnson and David Kruth, co-managers

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. The Portfolio can take advantage of what it believes to be attractive opportunities in both developed and emerging markets around the world.

GSAM conducts fundamental, bottom-up research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation. The GSAM team combines bottom-up research with proprietary valuation models that analyze the local property and equity markets, and it then compares valuations across regions and property types. Both the bottom-up research and the proprietary valuation models are used to formulate forward-looking, risk-adjusted return expectations for markets across the globe.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Market review – continued

a particularly negative impact in US REITs. Although the US and the UK declined meaningfully over the reporting period, all other regions generated positive results, especially the emerging markets. Even in the US and UK, there has been little indication that private equity market pricing is softening. Given firm private market pricing, combined with the recent sell-off on the public side, US REITs are now trading at more than a 20% discount to their net asset value (NAV), and UK REITs are trading at a 25% discount to their NAV. As a result, many REITs have announced share buy-back programs; a testament to management's view that their own stock is cheap.

Although negative sentiment may impact the markets over the near term, many of the factors supporting the US market over the long term are also apparent in other geographic regions. These include growing economies, benign interest rates that are low in historical terms, strong fundamentals and robust capital flows. We believe the non-US real estate securities market is further supported by favorable structural change (post adoption of the REIT structure which was designed to provide a similar structure for investment in real estate, as mutual funds provide for investment in stocks), greater inefficiencies and numerous markets in the earlier stages of a fundamental recovery.

Advisor's comments

Since its inception, the Portfolio benefited from positive stock selection in Australia (Valad Property Group), Japan (Japan Excellent), the UK (Great Portland Estates), the US (Simon Property Group) and Hong Kong (Kerry Properties). In addition, the Portfolio experienced positive country selection in China, Brazil, Mexico and Canada. A meaningful detractor from performance was the Portfolio's high cash position on the day of its funding when the US market appreciated 1.0%. Additionally, stock selection in Singapore and country selection with respect to Hong Kong and Japan detracted from performance.

China's notable appreciation was largely attributable to its economy's exceptionally strong growth and the announced austerity measures that were deemed less restrictive than expected. Fundamentals remain very strong, particularly on the mid-tier housing development side. Hong Kong is further along in its fundamental recovery than other Asian markets and it continues to show strong occupancy and rental growth. We continue to focus on those companies that have solid management teams, strong balance sheets, development expertise and meaningful exposure to China.

Singapore's property market is extremely buoyant across all sectors. The luxury home market is enjoying strong demand and prices continue to surprise on the upside. Office demand remains strong and new supply should be constrained, at least through 2009. Consequently, vacancy is now estimated to be less than 1% and year-over-year rents are increasing 20% to 30%. We maintain an overweight position to the region and to those companies that have a development orientation or are focused on the office sector.

Expectations for a sustainable economic recovery and asset price inflation continue to support fundamentals in Japan. Japanese REITs that are especially focused on the office sector continue to see the strongest earnings acceleration, with demand for top-tier office space now working its way down to the next tier. Stock selection was positive given our overweight positions in Japan Excellent and New City Residence.

In Australia, fundamentals continue to improve across all sectors, driven by strong economic growth and reasonable demand and supply dynamics. In addition, merger and acquisition (M&A) activity remains robust. Stock selection was positive for the reporting period, with overweight positions in Valad Property Group and Investa.1 In France, fundamentals remain strong, particularly in the Paris office market where supply is limited and rents are rising. In the UK, with vacancy rates less than 4% in central London and 2% in London's West End, fundamentals remain very robust. Throughout the recent decline in the REIT market, we

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Advisor's comments – concluded

opportunistically increased our weightings in our higher conviction stocks. These included Great Portland Estates, which has significant redevelopment opportunities in the West-End office market, and Minerva, a developer of office and regional mall assets in London. Although Germany's performance has been disappointing, market conditions are currently far more favorable than in the past few years, potentially indicating that rent increases may be on the horizon.

The emerging property markets were very strong during the reporting period, with China, Mexico and Brazil outperforming all developed property markets. We continue to leverage our team to identify property management names such as Urbi, a Mexican homebuilder, capitalizing on increased homeownership and expansion of the mortgage market, and BR Malls, a Brazilian high-end regional mall owner expected to capitalize on favorable consumer trends. Our most recent additions to the Portfolio were Agile Property, a Hong Kong-listed company focused in China; Robinson's Land in the Philippines, which is a play on the fundamental recovery of office and retail markets where rents and occupancies are increasing; and China Central Properties, which offers a unique business model focused on distressed properties and, in our view, has a strong management team.

1.  Not held by the Portfolio as of July 31, 2007.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Comparison of change in value of a $10,000 investment in the Class A shares of the Portfolio, the FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Global Real Estate Index

The graph depicts the performance of UBS PACE Global Real Estate Securities Investments Class A shares versus the FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Global Real Estate Index from the month-end after the inception date of the Class A shares, December 31, 2006 through July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Total returns for periods ended 07/31/07		Since inception[1]
Before deducting maximum sales charge	Class A2	-2.63%
or UBS PACE Select	Class C3	-3.16%
program fee	Class P4	-6.82%
After deducting maximum sales charge	Class A2	-7.96%
or UBS PACE Select	Class C3	-4.13%
program fee	Class P4	-7.56%
FTSE NAREIT Equity REIT Index		-13.23%
FTSE EPRA/NAREIT Global Real Estate Index		-4.95%
Lipper Real Estate Funds median		-13.19%

Total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—since inception, -3.72%; Class C—since inception, 0.32%; Class P—since inception, -3.28%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.04% and 1.45%; Class C—2.79% and 2.20%; Class Y—1.79% and 1.20%; and Class P—1.79% and 1.20%. The Portfolio commenced operations on November 30, 2006 and these gross ratios are based on an estimated $25 million in assets under management for the Portfolio's first fiscal year. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. The Class Y shares commenced issuance on November 30, 2006 and had been totally redeemed by February 16, 2007. Since inception returns for the Indexes and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

FTSE NAREIT Equity REIT Index—NAREIT (National Association of Real Estate Investment Trusts) is a voice for US REITs and publicly traded real estate companies worldwide. Members are real estate investment trusts (REITs) and other businesses that own, operate and finance income-producing real estate, as well as those firms and individuals who advise, study and service these businesses. Equity Real Estate Investment Trusts include those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property.

The FTSE EPRA/NAREIT Global Real Estate Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$49.3
Number of holdings	88
Portfolio composition[1]	07/31/07
Common stocks	95.8%
Cash equivalents and other assets less liabilities	4.2
Total	100.0%
Top five countries (equity investments)[1]	07/31/07
United States	35.4%
Japan	13.8
Australia	10.2
United Kingdom	9.9
France	6.5
Total	75.8%
Top ten equity holdings[1]	07/31/07
Mitsubishi Estate	4.2%
ProLogis	3.5
Simon Property Group	3.5
Mitsui Fudosan	3.4
Vornado Realty Trust	3.0
Westfield Group	2.9
Unibail Rodamco	2.8
British Land	2.5
Kimco Realty	2.4
Valad Property Group	2.3
Total	30.5%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2007

Common stocks—95.79% Security description	Number of shares	Value
Australia—10.23%
Alternative Real Estate—0.18%
Australian Education Trust	59,411	$90,811
Diversified—2.55%
Abacus Property Group	174,739	289,216
DB RREEF Trust	48,814	75,114
Lend Lease Corp. Ltd.	37,683	594,636
Mirvac Group	68,395	295,411
		1,254,377
Hotels—0.24%
Thakral Holdings Group	121,980	117,337
Office—3.51%
Tishman Speyer Office Fund[1]	300,983	592,172
Valad Property Group	726,760	1,139,976
		1,732,148
Residential—0.56%
Australand Property Group	50,000	100,142
ING Real Estate Community Living Group	153,539	175,323
		275,465
Retail—3.19%
CFS Retail Property Trust	79,024	143,327
Westfield Group	88,657	1,429,446
		1,572,773
Total Australia common stocks		5,042,911
Brazil—2.00%
Residential—0.10%
MRV Engenharia e Participacoes SA *	3,075	50,133
Retail—1.90%
BR Malls Participacoes SA *	22,559	275,504
Iguatemi Empresa de Shopping Centers SA	30,021	510,101
Multiplan Empreendimentos Imobiliarios SA *	11,587	150,736
		936,341
Total Brazil common stocks		986,474
Canada—2.97%
Office—1.51%
Brookfield Properties Corp.	33,089	747,811
Residential—1.46%
Boardwalk Real Estate Investment Trust	16,900	719,058
Total Canada common stocks		1,466,869

Security description	Number of shares	Value
China—2.16%
Diversified—2.16%
China Overseas Land & Investment Ltd.	386,000	$815,078
Shui On Land Ltd.	243,000	251,962
Total China common stocks		1,067,040
France—6.47%
Diversified—4.50%
Fonciere des Regions	3,209	485,175
Mercialys	10,293	359,178
Unibail Rodamco	5,824	1,373,925
		2,218,278
Industrial—0.76%
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	2,323	376,579
Retail—1.21%
Klepierre	3,832	595,057
Total France common stocks		3,189,914
Germany—0.93%
Diversified—0.52%
Eurocastle Investment Ltd.	6,120	254,213
Residential—0.41%
Speymill Deutsche Immobilien Co. PLC *	153,863	202,088
Total Germany common stocks		456,301
Hong Kong—5.82%
Diversified—2.72%
Kerry Properties Ltd.	103,403	745,226
Sun Hung Kai Properties Ltd.	47,000	595,738
		1,340,964
Office—1.61%
Hongkong Land Holdings Ltd.	188,000	796,650
Residential—1.49%
Agile Property Holdings Ltd.	426,000	733,835
Total Hong Kong common stocks		2,871,449
Japan—13.76%
Diversified—6.60%
Kenedix Realty Investment Corp.	92	661,194
Mitsubishi Estate Co. Ltd.	82,000	2,083,829
Nomura Real Estate Holdings, Inc.	16,700	507,743
		3,252,766
Office—7.16%
Japan Excellent, Inc.	58	480,314
Mitsui Fudosan Co. Ltd.	64,000	1,675,684
New City Residence Investment Corp.	72	375,184
Nippon Commercial Investment Corp.	122	526,723

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
Japan—(concluded)
Office—(concluded)
Sumitomo Realty & Development Co. Ltd.	16,000	$475,461
		3,533,366
Total Japan common stocks		6,786,132
Mexico—1.26%
Residential—1.26%
Urbi, Desarrollos Urbanos, SA de C.V. *	147,407	620,841
Philippines—0.78%
Diversified—0.74%
Megaworld Corp. *	384,390	32,379
Robinsons Land Corp.	815,200	332,389
		364,768
Residential—0.04%
Vista Land & Lifescapes, Inc. *	161,000	22,371
Total Philippines common stocks		387,139
Singapore—4.05%
Diversified—0.70%
CDL Hospitality Trusts	235,000	346,128
Office—0.73%
Suntec Real Estate Investment Trust	288,000	358,210
Residential—1.91%
Capitaland Ltd.	124,000	604,900
Keppel Land Ltd.	62,000	337,716
		942,616
Retail—0.71%
CapitaMall Trust	142,000	348,013
Total Singapore common stocks		1,994,967
United Kingdom—9.94%
Diversified—4.92%
British Land Co. PLC	49,059	1,221,235
China Central Properties Ltd. *	104,315	235,180
Land Securities Group PLC	10,945	371,303
Minerva PLC *	103,991	597,618
		2,425,336
Office—3.61%
Dawnay Day Sirius Ltd. *	182,451	218,229
Derwent London PLC	25,135	842,279
Great Portland Estates PLC	55,159	717,923
		1,778,431
Residential—0.94%
Unite Group PLC	64,554	462,754
Retail—0.47%
Dawnay Day Carpathian PLC	98,778	233,728
Total United Kingdom common stocks		4,900,249

Security description	Number of shares	Value
United States—35.42%
Diversified—3.03%
Vornado Realty Trust	13,983	$1,496,600
Healthcare—1.26%
Ventas, Inc.	18,985	619,291
Hotels—3.89%
Host Hotels & Resorts, Inc.[1]	40,304	851,221
Morgans Hotel Group Co. *	18,049	348,165
Orient-Express Hotels Ltd., Class A	7,803	362,449
Starwood Hotels & Resorts Worldwide, Inc.	5,643	355,283
		1,917,118
Industrial—5.47%
AMB Property Corp.[1]	11,936	635,950
ProLogis[1]	30,124	1,714,056
Public Storage, Inc.[1]	4,944	346,525
		2,696,531
Office—4.60%
Alexandria Real Estate Equities, Inc.[1]	4,268	367,603
Boston Properties, Inc.[1]	9,023	852,583
Corporate Office Properties Trust[1]	6,582	248,076
Digital Realty Trust, Inc.[1]	6,395	211,994
SL Green Realty Corp.[1]	4,843	588,037
		2,268,293
Other—1.87%
American Tower Corp., Class A *	14,274	594,655
Gramercy Capital Corp.	13,645	330,072
		924,727
Residential—5.05%
American Campus Communities, Inc.	14,346	366,540
Archstone-Smith Trust	6,106	350,546
AvalonBay Communities, Inc.[1]	8,857	956,290
Equity Residential	9,044	360,042
Essex Property Trust, Inc.	4,250	457,215
		2,490,633
Retail—10.25%
Developers Diversified Realty Corp.[1]	9,553	458,544
General Growth Properties, Inc.	12,810	614,624
Kimco Realty Corp.[1]	32,090	1,197,920
Regency Centers Corp.[1]	9,388	608,999
Simon Property Group, Inc.[1]	19,730	1,707,237
Weingarten Realty Investors[1]	12,754	466,924
		5,054,248
Total United States common stocks		17,467,441
Total common stocks (cost—$51,768,045)		47,237,727

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2007

	Face amount	Value
Repurchase agreement—5.78%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720% , due 08/01/07, collateralized by $2,615,928 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$2,904,974); proceeds: $2,848,373 (cost—$2,848,000)	$2,848,000	$2,848,000

Security description	Number of shares	Value
Investments of cash collateral from securities loaned—14.04%
Money market funds[2]—14.04%
AIM Liquid Assets Portfolio, 5.203%	268	$268
AIM Prime Portfolio, 5.213%	2,854	2,854
UBS Private Money Market Fund LLC, 5.228%[3]	6,923,073	6,923,073
Total money market funds and investments of cash collateral from securities loaned (cost—$6,926,195)		6,926,195
Total investments (cost—$61,542,240)—115.61%		57,011,922
Liabilities in excess of other assets—(15.61)%		(7,697,826)
Net assets—100.00%		$49,314,096

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2007.

2  Rates shown reflect yield at July 31, 2007.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the period ended July 31, 2007.

Security description	Value at 11/30/06[4]	Purchases during the period ended 07/31/07	Sales during the period ended 07/31/07	Value at 07/31/07	Net income earned from affiliate for the period ended 07/31/07
UBS Private Money Market Fund LLC	$—	$24,612,094	$17,689,021	$6,923,073	$3,075

4  The Portfolio commenced operations on November 30, 2006.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2007, the Portfolio's Class P shares returned 14.38% (before deduction of the maximum UBS PACE Select program fee; the shares returned 12.67% after deduction of the maximum UBS PACE Select program fee). In comparison, the Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net US) and the Consumer Price Index returned 5.47%, 20.45% and 2.36%, respectively, while the Lipper Global Flexible Portfolio Funds median returned 15.07%. (Returns for all share classes since inception are also shown in the "Performance at a Glance" table on page 180, along with additional details on the Indexes. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Market review

The global markets accelerated for the year ended July 31, 2007 with the MSCI World Free Index (net US) gaining 20.45%. The S&P 500 Index lagged, returning 16.13% for the year, while the Japanese TOPIX Index returned 5.51% for the same period. In the US, the equity markets lagged the indexes of many other developed nations due to concerns in the housing market, particularly in the subprime mortgage arena (subprime mortgages are riskier loans in that they are made to borrowers unable to qualify under traditional, more stringent criteria due to a limited or blemished credit history). In August 2006 and throughout the rest of the fiscal year, many US homebuilders lowered earnings expectations based on spikes in inventory levels. Throughout the reporting period, subprime delinquencies ballooned as interest rates rose and credit spreads widened. Crude oil prices dipped significantly during the period, only to end the period at similar levels to the prior year. Additionally, the euro rose against the US dollar, while the Japanese yen fell.

Advisors' comments

Analytic Investors

We use a multi-strategy approach comprised of long-short equities, short call options and a global asset allocation overlay comprised of derivatives, with exposure to global fixed income, equity and currency markets. During the period, the equities, currencies and futures positions positively contributed to performance, while the options we wrote on sectors and indexes subtracted minimally in the up market.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Advisors:

Analytic Investors, Inc. ("Analytic Investors") and Wellington Management Company, LLP ("Wellington Management")

Portfolio Managers:

Analytic Investors: Team, led by Gregory McMurran and Dennis Bein; Wellington Management: Team, led by Scott M. Elliott, Evan S. Grace, CFA, John R. Roberts and Trond Skramstad

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. Analytic Investors also employs an index option strategy, pursuant to which the Portfolio may write index call options. In addition, Analytic Investors may employ a global tactical asset allocation strategy, comprised of investments in the currency markets and a market allocation component that uses derivatives, such as swaps, futures, and forward contracts to express its market views.

Wellington Management pursues a diversified total return strategy. Wellington Management pursues this strategy by combining diverse sources of return from across the global capital markets, including, but not limited to, equity, fixed income, currency, cash and asset allocation strategies.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisor's comments – continued

Long-short equities contributed 13.9% to our segment's performance over the reporting period. Equity positions with certain value characteristics, such as companies with above-average earnings-to-price (a valuation ratio of a company's current share price compared to its per-share earnings) and book-to-price (a ratio used to compare a stock's market value to its book value) ratios helped as investors continued to favor these types of characteristics. In addition, a tilt away from companies with above-average efficiency characteristics, such as inventory turnover, also helped performance. A move away from some technical factors, such as three-month returns, subtracted from performance.

Our stock selection process generally added value over the period, with industrials, healthcare and consumer discretionary among the best performing sectors. In contrast, our positions in the energy, information technology and telecommunications sectors had a negative impact on returns. Our top equity performers were long positions in Fiat SPA, Fletcher Building and Cummins, Inc., all of which outperformed in the period. A short position in Unisys Corporation,1 and long positions in Sempra Energy and Santos Limited,1 detracted from relative performance and were the worst-performing stock positions. (Short positions represent borrowed securities, which are sold and must be purchased and returned to the lender at a later date, in hopes of making a profit. A short position in a rising security generally results in a loss.)

Despite the global market rally, option positions subtracted modestly from performance. By comparing our forecasted volatility and market implied volatility, we were able to opportunistically identify and sell overvalued call options (a call option is a financial contract between the buyer and seller of a particular option). In particular, calls written on the PHLX Semiconductor Sector Index2, the Amex Airline Index3 and the S&P 500 Index added value, despite the market rally. Calls written on the CBOE Oil Index4 and FTSE 100 Index5 hurt performance, as these indexes rallied substantially in the 12-month period.

Our global asset allocation overlay added 1.9% to our segment during the fiscal year, as currencies and equities positively contributed to performance, while fixed income marginally subtracted. We experienced currency gains from short positions in the Japanese yen and Swiss franc, and a long position in the Australian dollar. However, our exposure to the Canadian dollar and short position in the euro detracted from results. Within equities, long positions in the CAC 40 Index6 and TOPIX Index7 added to performance, while short positions in the Hang Seng Index8 subtracted from performance. Lastly, within fixed income futures, long positions in Japanese bonds hurt performance, while short positions in the German bond market helped performance.

Wellington Management

We employ a multi-strategy approach to managing our portfolio. That said, the biggest contributor to overall performance was an allocation to our Global Opportunities sub-portfolio, which represented our largest single allocation during the period. Supported by the broad-based strength in the global equity markets, this

1  Not held by the Portfolio as of July 31, 2007.

2  The PHLX Semiconductor SectorSM (SOXSM) Index is a price-weighted index composed of 19 companies primarily involved in the design, distribution, manufacture, and sale of semiconductors.

3  The Amex Airline Index is designed to measure the performance of highly capitalized companies in the airline industry. The Index tracks the aggregate performance of major US and overseas airlines.

4  The CBOE Oil Index is a price-weighted index composed of 15 large and widely-held integrated oil companies.

5  The FTSE 100 Index is a share index of the 100 most highly capitalized companies listed on the London Stock Exchange.

6  The CAC 40 Index, which takes its name from Paris Bourse's early automation system Cotation Assistée en Continu (Continuous Assisted Quotation), is a French stock market index, representing a capitalization-weighted measure of the 40 most significant values among the 100 highest market caps on the Paris Bourse.

7  Tokyo Stock Price Index, commonly known as TOPIX, is an important stock market index for the Tokyo Stock Exchange in Japan, tracking all domestic companies of the exchange's First Section.

8  The Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index in Hong Kong, used to record and monitor daily changes of the largest companies of the Hong Kong stock market.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Advisors' comments – concluded

sub-portfolio, which represented an average weight of just over 20% of our portion of the Portfolio, posted a strong return during the period. Due to the strength in emerging equity markets, the Emerging Markets sub-portfolio, which represented an average weight of over 5%, was also a significant contributor to overall performance. China was one of the strongest emerging markets during the fiscal year and, as a result, the China Opportunities sub-portfolio was another significant positive contributor to results. This sub-portfolio, which was initiated at the beginning of December, represented an average weight of just under 8%. Another positive contributor to performance was the Metals sub-portfolio. The continued strength in commodity pricing helped this sub-portfolio, which represented an average weight of just over 3%, post a solid return during the period.

Having an underweight to equities hurt performance, both on an absolute basis and relative to the Index, due to the global equity market rally during the last twelve months. Our portion of the Portfolio had an average net equity exposure of just under 40% during the period. The hedge overlay sub-portfolio, which consisted primarily of short positions in the Russell 2000 Index and the S&P 500 Index also significantly detracted from performance.

(Please note: After the close of the fiscal reporting period, Goldman Sachs Asset Management, L.P. was appointed to serve as an additional advisor to the Portfolio. More details regarding this appointment can be found on page 5 of this annual report.)

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the Merrill Lynch US Treasury 1-5 year Index, the MSCI World Free Index (net US) and the Consumer Price Index

The graph depicts the performance of UBS PACE Alternative Strategies Investments Class P shares versus the Merrill Lynch US Treasury 1-5 year Index, the MSCI World Free Index (net US) and the Consumer Price Index from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2007. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Alternative Strategies Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07		1 year	Since inception[1]
Before deducting	Class A2	14.09%	9.93%
maximum sales charge	Class B3	13.26%	11.59%
or UBS PACE Select	Class C4	13.23%	9.49%
program fee	Class P5	14.38%	10.23%
After deducting	Class A2	7.79%	5.29%
maximum sales charge	Class B3	8.26%	8.32%
or UBS PACE Select	Class C4	12.23%	9.49%
program fee	Class P5	12.67%	8.59%
Merrill Lynch US Treasury 1-5 Year Index		5.47%	5.29%
MSCI World Free Index (net US)		20.45%	13.48%
Consumer Price Index		2.36%	2.69%
Lipper Global Flexible Portfolio Funds median		15.07%	9.12%

Average annual total returns for periods ended June 30, 2007, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 9.55%; since inception, 6.67%; Class B—1-year period, 10.15%; since inception, 10.25%; Class C—1-year period, 14.23%; since inception, 11.31%; Class P—1-year period, 14.54%; since inception, 10.35%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 30, 2006 prospectuses were as follows: Class A—2.58% and 2.48%; Class B—3.73% and 3.23%; Class C—3.34% and 3.23%; Class Y—2.33% and 2.23%; and Class P—2.33% and 2.23%. The Portfolio commenced operations on April 3, 2006. These gross ratios are estimates for the Portfolio's first fiscal year and are based on assets as of October 2006. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") has entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through December 1, 2007 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed the following: Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had been totally redeemed by July 26, 2006. Since inception returns for the Indexes and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

The Merrill Lynch US Treasury 1-5 Year Index: An unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective.

Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The index is calculated by the Bureau of Labor Statistics.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$452.9
Number of holdings	422
Portfolio composition[1]	07/31/07
Common stocks, preferred stocks and warrants	63.9%
US government obligation	4.9
ADRs and GDRs	2.0
Investment company	1.9
Options, futures and forward foreign currency contracts	(0.0)[2]
Investments sold short	(12.7)
Cash equivalents and other assets less liabilities	40.0
Total	100.0%

Top five countries (long holdings)[1]	07/31/07
United States	60.0%
United Kingdom	4.7
Japan	4.5
Germany	3.6
Australia	2.9
Total	75.7%
Top five sectors (long holdings)[1]	07/31/07
Financials	10.4%
Industrials	10.2
Materials	8.7
Consumer discretionary	8.5
Health care	6.2
Total	44.0%
Top ten equity holdings (long holdings)[1]	07/31/07
AT&T	1.3%
Goldman Sachs	1.3
Raytheon	1.2
Industria de Diseno Textil	1.2
BASF AG	1.1
BHP Billiton	1.1
Sempra Energy	1.1
Oracle	1.1
AP Moller - Maersk A/S, Class B	1.0
McKesson	1.0
Total	11.4%
Top five countries (short holdings)[1]	07/31/07
United States	(4.7)%
Canada	(1.8)
Japan	(1.8)
Switzerland	(1.3)
Australia	(1.2)
Total	(10.8)%
Top five sectors (short holdings)[1]	07/31/07
Consumer discretionary	(4.0)%
Energy	(1.5)
Industrials	(1.5)
Materials	(1.4)
Information technology	(1.0)
Total	(9.4)%
Top ten equity holdings (short holdings)[1]	07/31/07
Wendy's International	(0.9)%
Hoya	(0.8)
Ford Motor	(0.8)
Vodafone Group	(0.6)
Eastman Kodak	(0.6)
Zurich Financial Services AG	(0.6)
General Motors	(0.6)
Western Oil Sands	(0.5)
Loblaw Cos.	(0.5)
Southwest Airlines	(0.4)
Total	(6.3)%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

2  Weightings represent less than 0.05% of the Portfolio's net assets as of July 31, 2007.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—65.49% Security description	Number of shares	Value
Argentina—0.02%
Diversified financials—0.02%
Banco Macro SA, ADR	2,600	$73,710
Australia—2.93%
Banks—0.22%
Commonwealth Bank of Australia	17,820	819,350
Westpac Banking Corp.	8,051	178,693
		998,043
Gas utilities—0.06%
Alinta Ltd.	21,443	269,686
Health care equipment & supplies—0.06%
Ansell Ltd.	29,176	292,003
Metals & mining—1.66%
Alumina Ltd.	140,537	869,252
BHP Billiton Ltd.	155,535	4,951,694
Energy Resources of Australia Ltd.	101,323	1,713,437
		7,534,383
Oil & gas—0.42%
Paladin Resources Ltd. *	313,550	1,878,692
Real estate—0.51%
GPT Group	147,590	559,703
ING Industrial Fund	835,376	1,760,328
		2,320,031
Total Australia common stocks		13,292,838
Austria—0.04%
Oil & gas—0.04%
OMV AG	3,059	190,331
Belgium—0.16%
Banks—0.07%
KBC GROEP NV	2,297	298,793
Pharmaceuticals—0.09%
UCB SA	7,230	405,743
Total Belgium common stocks		704,536
Bermuda—1.06%
Biotechnology—0.17%
Mingyuan Medicare Development Co. Ltd.	3,780,000	753,467
Diversified financials—0.22%
Assured Guaranty Ltd.	35,400	861,636
MF Global Ltd. *	5,600	139,608
		1,001,244
Food & drug retailing—0.08%
People's Food Holdings Ltd.	324,000	374,474
Hotels, restaurants & leisure—0.25%
China LotSynergy Holdings Ltd. *	476,000	264,841

Security description	Number of shares	Value
Bermuda—(concluded)
Hotels, restaurants & leisure—(concluded)
Shangri-La Asia Ltd.[1]	366,000	$864,757
		1,129,598
Real estate—0.09%
Sinofert Holdings Ltd.	616,000	425,008
Retail—0.14%
Huabao International Holdings Ltd.	680,000	635,122
Textiles & apparel—0.11%
Ports Design Ltd.	210,000	500,871
Total Bermuda common stocks		4,819,784
Brazil—0.94%
Banks—0.07%
Banco Bradesco SA, ADR	12,400	322,896
Commercial services & supplies—0.01%
Localiza Rent A Car SA	6,200	63,702
Diversified financials—0.04%
Redecard SA *	10,900	186,943
Internet & catalog retail—0.03%
Submarino SA	3,300	138,427
Metals & mining—0.60%
Companhia Vale do Rio Doce (CVRD), ADR	49,400	2,421,094
Lupatech SA	6,700	159,380
Usinas Siderurgicas de Minas Gerais SA	1,700	121,761
		2,702,235
Oil & gas—0.17%
Petroleo Brasileiro SA, ADR	12,100	785,290
Real estate—0.02%
Cyrela Brazil Realty SA	6,700	78,445
Total Brazil common stocks		4,277,938
Canada—2.38%
Aerospace & defense—0.18%
Bombardier, Inc., Class B *	131,200	793,251
Banks—0.16%
Canadian Imperial Bank of Commerce	8,300	719,675
Communications equipment—0.10%
Nortel Networks Corp. *	6,500	141,053
Research In Motion Ltd. *	1,500	321,991
		463,044
Diversified telecommunication services—0.19%
Telus Corp.	15,800	880,197

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Canada—(concluded)
Electronic equipment & instruments—0.29%
Onex Corp.	41,800	$1,318,103
Metals & mining—0.82%
Energy Metals Corp. *	131,100	1,751,195
Uranium One, Inc. *	167,970	1,947,684
		3,698,879
Oil & gas—0.64%
Canadian Natural Resources Ltd. [2]	100	6,841
Canadian Natural Resources Ltd.[3]	9,000	617,632
Canadian Oil Sands Trust	7,200	219,888
Encana Corp.	9,900	605,990
Suncor Energy, Inc.	5,500	497,258
Talisman Energy, Inc. *	7,000	128,018
Ultra Petroleum Corp.[4] *	15,300	845,937
		2,921,564
Total Canada common stocks		10,794,713
Cayman Islands—0.79%
Automobiles—0.08%
Geely Automobile Holdings Ltd.	2,115,000	359,668
Electronic equipment & instruments—0.12%
Kingboard Chemical Holdings Ltd.	97,000	534,741
Hotels, restaurants & leisure—0.12%
Ctrip.com International Ltd., ADR	10,840	417,882
Melco PBL Entertainment (Macau) Ltd., ADR *	8,900	118,014
		535,896
Industrial conglomerates—0.13%
Golden Meditech Co. Ltd. *	1,168,000	589,250
Machinery—0.12%
Prime Success International Group Ltd.	664,000	551,232
Multi-line retail—0.04%
Golden Eagle Retail Group Ltd.	236,000	205,068
Personal products—0.08%
Hengan International Group Co. Ltd.	104,000	350,743
Pharmaceuticals—0.06%
China Shineway Pharmaceutical Group Ltd.	359,000	258,779
Textiles & apparel—0.04%
Pacific Textile Holdings Ltd. *	297,000	178,967
Total Cayman Islands common stocks		3,564,344
Chile—0.02%
Airlines—0.02%
Lan Airlines SA	1,000	80,070

Security description	Number of shares	Value
China—1.84%
Automobiles—0.08%
Dongfeng Motor Corp., Class H	602,000	$350,281
Banks—0.14%
China Merchants Bank Co. Ltd., Class H *	110,000	390,562
Industrial & Commercial Bank of China, Class H	390,000	237,852
		628,414
Chemicals—0.03%
Sinopec Shanghai Petrochemical Co. Ltd., Class H	266,000	165,171
Commercial services & supplies—0.09%
Travelsky Technology Ltd., Class H	420,000	395,165
Construction & engineering—0.06%
Baoye Group Co. Ltd., Class H	128,000	261,704
Diversified financials—0.03%
Bank of China Ltd., Class H	235,000	123,070
Electric utilities—0.15%
Datang International Power Generation Co. Ltd., Class H	638,000	548,107
Huaneng Power International, Inc., Class H	122,000	138,585
		686,692
Energy equipment & services—0.19%
China Oilfield Services Ltd., Class H	610,000	877,400
Health care equipment & supplies—0.14%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	254,000	630,555
Machinery—0.15%
Shanghai Prime Machinery Co. Ltd., Class H	1,158,000	501,514
Weichai Power Co. Ltd., Class H	26,000	180,148
		681,662
Metals & mining—0.41%
China Shenhua Energy Co. Ltd., Class H	51,500	202,626
Jiangxi Copper Co. Ltd.	395,000	742,907
Yanzhou Coal Mining Co. Ltd., Class H	510,000	920,027
		1,865,560
Multi-line retail—0.00%
Wumart Stores, Inc., Class H1	32,000	22,505
Pharmaceuticals—0.15%
Guangzhou Pharmaceutical Co. Ltd., Class H	798,000	664,714

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
China—(concluded)
Real estate—0.12%
Shanghai Forte Land Co. Ltd., Class H	800,000	$543,278
Transportation infrastructure—0.05%
Jiangsu Expressway Co. Ltd., Class H	214,000	214,818
Wireless telecommunication services—0.05%
China Mobile (Hong Kong) Ltd.	20,000	230,389
Total China common stocks		8,341,378
Denmark—1.97%
Banks—0.15%
Danske Bank A/S	15,600	656,291
Beverages—0.83%
Carlsberg A/S, Class B	29,350	3,780,318
Marine—0.99%
AP Moller - Maersk A/S, Class B	341	4,502,187
Total Denmark common stocks		8,938,796
Egypt—0.13%
Telecommunications—0.13%
Orascom Telecom Holding SAE	24,241	326,898
Orascom Telecom Holding SAE, GDR	3,800	252,679
Total Egypt common stocks		579,577
Finland—0.13%
Diversified telecommunication services—0.13%
Nokia Oyj	20,268	579,750
France—1.42%
Aerospace & defense—0.05%
Safran SA	8,892	221,153
Airlines—0.37%
Air France-KLM	37,435	1,691,889
Automobiles—0.07%
PSA Peugeot Citroen	3,845	322,225
Banks—0.13%
BNP Paribas	5,290	581,258
Construction & engineering—0.03%
Alstom	883	158,792
Construction materials—0.13%
Lafarge SA	3,392	571,889
Health care equipment & supplies—0.33%
Essilor International SA	24,198	1,473,632
Insurance—0.07%
Axa	8,318	323,622
Oil & gas—0.09%
Total SA	5,273	417,049

Security description	Number of shares	Value
France—(concluded)
Pharmaceuticals—0.12%
Sanofi-Aventis	6,614	$552,888
Wireless telecommunication services—0.03%
Bouygues SA	1,503	119,994
Total France common stocks		6,434,391
Germany—3.62%
Airlines—0.54%
Deutsche Lufthansa AG	87,332	2,442,370
Automobiles—0.47%
DaimlerChrysler AG	2,619	235,347
Volkswagen AG	10,540	1,897,307
		2,132,654
Banks—0.17%
Commerzbank AG	15,540	661,206
Deutsche Bank AG	630	85,432
		746,638
Chemicals—1.13%
BASF AG	39,925	5,133,454
Electric utilities—0.06%
E.ON AG	1,763	278,100
Electrical equipment—0.06%
Siemens AG	2,201	276,561
Metals & mining—1.13%
Salzgitter AG	6,547	1,325,362
ThyssenKrupp AG	68,810	3,797,285
		5,122,647
Multi-line retail—0.06%
Arcandor AG *	9,011	276,030
Total Germany common stocks		16,408,454
Greece—0.04%
Banks—0.04%
EFG Eurobank Ergasias	4,728	169,433
Hong Kong—1.25%
Airlines—0.04%
Cathay Pacific Airways Ltd.	73,000	191,695
Distributors—0.15%
China Resources Enterprise Ltd.	168,000	672,571
Diversified financials—0.90%
Hong Kong Exchanges & Clearing Ltd.	63,000	1,029,944
Swire Pacific Ltd.	270,500	3,054,404
		4,084,348

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Hong Kong—(concluded)
Industrial conglomerates—0.11%
Beijing Enterprises Holdings Ltd.	76,000	$326,417
Melco International Development Ltd.	102,000	147,411
		473,828
Multi-utilities—0.05%
China Power International Development Ltd.	431,000	226,772
Total Hong Kong common stocks		5,649,214
India—0.06%
Banks—0.02%
HDFC Bank Ltd., ADR	1,200	103,932
IT consulting & services—0.04%
Satyam Computer Services Ltd., ADR	5,700	151,962
Total India common stocks		255,894
Indonesia—0.04%
Diversified telecommunication services—0.04%
PT Telekomunikasi Indonesia, ADR	3,400	161,806
Ireland—0.05%
Pharmaceuticals—0.05%
Elan Corp. PLC, ADR *	13,100	245,363
Israel—0.09%
Banks—0.02%
Bank Hapoalim B.M.	18,145	85,398
Pharmaceuticals—0.07%
Teva Pharmaceutical Industries Ltd., ADR	7,900	331,958
Total Israel common stocks		417,356
Italy—2.33%
Automobiles—0.68%
Fiat SpA	103,402	3,055,013
Banks—0.08%
UniCredito Italiano SpA	43,364	365,875
Construction materials—0.43%
Italcementi SpA	71,345	1,965,076
Electric utilities—0.05%
Enel SpA	21,857	225,489
Hotels, restaurants & leisure—0.08%
Lottomatica SpA	10,334	382,084
Insurance—0.89%
Compagnia Assicuratrice Unipol SpA	1,165,832	3,718,504
Fondiaria-Sai SpA	6,119	290,836
		4,009,340

Security description	Number of shares	Value
Italy—(concluded)
Oil & gas—0.08%
ENI SpA	10,473	$366,015
Textiles & apparel—0.04%
Bulgari SpA	6,913	99,979
Tod's SpA	887	81,278
		181,257
Total Italy common stocks		10,550,149
Japan—4.54%
Auto components—0.06%
Aisin Seiki Co. Ltd.	7,100	281,210
Chemicals—0.09%
Mitsubishi Rayon Co. Ltd.	14,000	105,488
Mitsui Chemicals, Inc.	38,000	296,116
		401,604
Computers & peripherals—0.65%
Toshiba Corp.	311,000	2,944,951
Electrical equipment—0.27%
Mitsubishi Electric Corp.	114,000	1,221,764
Health care equipment & supplies—0.63%
Olympus Corp.	69,000	2,834,643
Household durables—0.06%
Sony Corp.	5,000	264,529
IT consulting & services—0.07%
NTT Data Corp.	81	339,168
Machinery—0.04%
Komatsu Ltd.	6,000	190,501
Metals & mining—0.09%
JFE Holdings, Inc.	1,200	82,387
Nisshin Steel Co. Ltd.	71,000	310,803
		393,190
Office electronics—0.07%
Canon, Inc.	5,900	313,479
Oil & gas—0.07%
Nippon Mining Holdings, Inc.	32,000	322,207
Pharmaceuticals—0.44%
Astellas Pharma, Inc.	11,200	459,536
Daiichi Sankyo Co. Ltd.	16,300	456,191
Eisai Co. Ltd.	13,200	556,800
Kyowa Hakko Kogyo Co. Ltd.	53,000	533,737
		2,006,264
Semiconductor equipment & products—1.68%
Nikon Corp.	130,000	4,170,249
Sumco Corp.	66,600	3,424,010
		7,594,259
Tobacco—0.12%
Japan Tobacco, Inc.	110	562,821

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Japan—(concluded)
Trading companies & distributors—0.20%
Marubeni Corp.	94,000	$905,410
Total Japan common stocks		20,576,000
Luxembourg—0.08%
Metals & mining—0.08%
Evraz Group SA, GDR	7,450	362,815
Malaysia—0.06%
Diversified financials—0.05%
AMMB Holdings Berhad	114,300	154,624
Malaysian Plantations Berhad *	53,700	51,624
		206,248
Electric utilities—0.01%
Tenaga Nasional Berhad	17,600	55,452
Total Malaysia common stocks		261,700
Mexico—0.17%
Construction & engineering—0.06%
Empresas ICA SAB de C.V. *	29,100	184,704
Impulsora del Desarrollo y el Empleo en America Latina, SA de C.V. (Ideal) *	65,000	111,281
		295,985
Transportation infrastructure—0.03%
Grupo Aeroportuario del Pacifico SA de C.V., ADR	2,500	121,550
Wireless telecommunication services—0.08%
America Movil SA de C.V., ADR, Series L	6,100	365,268
Total Mexico common stocks		782,803
Netherlands—0.33%
Aerospace & defense—0.04%
AerCap Holdings NV *	6,400	166,144
Diversified financials—0.03%
ING Groep N.V.	3,636	153,796
Energy equipment & services—0.09%
Schlumberger Ltd.	4,300	407,296
Food & drug retailing—0.02%
X 5 Retail Group NV, GDR *	2,277	70,069
Household durables—0.07%
Koninklijke (Royal) Philips Electronics N.V.	8,213	330,994
Pharmaceuticals—0.04%
Zentiva N.V.	3,076	179,826
Semiconductor equipment & products—0.04%
ASML Holding NV *	6,257	183,577
Total Netherlands common stocks		1,491,702

Security description	Number of shares	Value
New Zealand—0.33%
Construction materials—0.33%
Fletcher Building Ltd.	157,067	$1,476,894
Norway—0.20%
Diversified telecommunication services—0.07%
Telenor ASA *	18,200	332,231
Food products—0.04%
Marine Harvest *	147,000	183,218
Oil & gas—0.09%
Norsk Hydro ASA	7,150	274,583
Statoil ASA	4,150	121,835
		396,418
Total Norway common stocks		911,867
Philippines—0.02%
Diversified telecommunication services—0.02%
Philippine Long Distance Telephone Co., ADR	1,700	97,172
Portugal—0.92%
Banks—0.13%
Banco Espirito Santo SA (BES)	25,780	603,178
Diversified telecommunication services—0.79%
Portugal Telecom, SGPS, SA4	253,499	3,561,767
Total Portugal common stocks		4,164,945
Russia—0.41%
Commercial services & supplies—0.05%
OAO TMK, GDR[5] *	5,600	225,120
Industrial conglomerates—0.04%
Mining & Metallurgical Co., Norilsk Nickel, ADR	800	190,000
Oil & gas—0.32%
Gazprom, ADR[6]	866	37,455
Gazprom, ADR[7]	21,820	940,070
LUKOIL, ADR	5,900	474,950
		1,452,475
Total Russia common stocks		1,867,595
Singapore—0.47%
Airlines—0.03%
Singapore Airlines Ltd.	12,000	151,521
Banks—0.23%
DBS Group Holdings Ltd.	30,000	450,585
Oversea-Chinese Banking Corp. Ltd.	100,000	593,125
		1,043,710
Hotels, restaurants & leisure—0.06%
UOL Group Ltd.	80,000	280,969

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Singapore—(concluded)
Machinery—0.08%
Yangzijiang Shipbuilding Holdings Ltd. *	264,000	$333,767
Schools—0.07%
Raffles Education Corp. Ltd.	276,000	325,369
Total Singapore common stocks		2,135,336
South Africa—0.34%
Metals & mining—0.24%
Anglo Platinum Ltd.	7,977	1,096,498
Oil & gas—0.05%
Sasol Ltd.	6,176	233,321
Paper & forest products—0.00%
Mondi Ltd. *	1,736	14,950
Specialty retail—0.02%
Truworths International Ltd.	14,735	74,044
Wireless telecommunication services—0.03%
MTN Group Ltd.	8,810	123,319
Total South Africa common stocks		1,542,132
South Korea—0.36%
Diversified financials—0.15%
Mirae Asset Securities Co. Ltd.	1,841	175,922
Samsung Securities Co. Ltd.	1,578	145,515
Shinhan Financial Group Co. Ltd., ADR[8]	2,701	183,569
Shinhan Financial Group Co. Ltd., ADR[2]	1,300	176,553
		681,559
Internet software & services—0.03%
NHN Corp. *	666	122,245
Machinery—0.02%
Doosan Infracore Co. Ltd.	2,950	117,876
Multi-line retail—0.06%
Shinsegae Co. Ltd.	407	265,391
Oil & gas—0.04%
SK Corp.[1]	389	73,111
SK Energy Co. Ltd. *	542	92,569
		165,680
Pharmaceuticals—0.02%
Hanmi Pharm Co. Ltd.	513	83,166
Semiconductor equipment & products—0.02%
Samsung Electronics Co. Ltd., GDR[5]	243	80,676
Textiles & apparel—0.02%
SK Chemicals Co. Ltd.	1,269	116,592
Total South Korea common stocks		1,633,185

Security description	Number of shares	Value
Spain—1.70%
Hotels, restaurants & leisure—0.06%
NH Hoteles SA *	13,317	$279,648
Insurance—0.43%
Mapfre SA	415,850	1,925,478
Specialty retail—1.21%
Industria de Diseno Textil SA	91,478	5,483,696
Total Spain common stocks		7,688,822
Sweden—0.88%
Banks—0.29%
Nordea Bank AB	45,661	733,785
Skandinaviska Enskilda Banken AB	17,207	587,018
		1,320,803
Machinery—0.37%
Volvo AB, Class B	91,715	1,668,645
Real estate—0.22%
Castellum AB	81,400	988,661
Total Sweden common stocks		3,978,109
Switzerland—1.00%
Banks—0.10%
Julius Baer Holding Ltd.	6,345	443,336
Construction materials—0.16%
Holcim Ltd.	6,989	741,508
Electrical equipment—0.11%
ABB Ltd.	19,774	475,242
Food products—0.16%
Nestle SA	1,901	726,255
Textiles & apparel—0.47%
Swatch Group AG	7,072	2,126,349
Total Switzerland common stocks		4,512,690
Taiwan—0.25%
Airlines—0.06%
Eva Airways Corp.	627,000	254,981
Diversified financials—0.03%
Fuhwa Financial Holdings Co. Ltd. *	183,095	119,719
Electronic equipment & instruments—0.08%
Catcher Technology Co. Ltd.	11,000	99,754
HON HAI Precision Industry Co. Ltd (Foxconn)	32,000	263,895
		363,649
Insurance—0.03%
Cathay Financial Holding Co. Ltd.	47,000	122,073
Semiconductor equipment & products—0.03%
Powertech Technology, Inc.	34,000	160,231

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
Taiwan—(concluded)
Textiles & apparel—0.02%
POU Chen Corp.	105,046	$118,369
Total Taiwan common stocks		1,139,022
Turkey—0.09%
Banks—0.02%
Akbank T.A.S.	11,865	80,111
Diversified financials—0.03%
Haci Omer Sabanci Holding AS	24,641	136,302
Industrial conglomerates—0.04%
Koc Holding AS *	45,633	207,279
Total Turkey common stocks		423,692
United Kingdom—4.73%
Banks—0.53%
HBOS PLC[4]	36,516	715,341
HSBC Holdings PLC[4]	24,448	453,948
Royal Bank of Scotland Group PLC[4]	84,032	1,005,430
Standard Chartered PLC	7,496	245,448
		2,420,167
Beverages—0.15%
Scottish & Newcastle PLC	57,287	687,459
Commercial services & supplies—0.60%
De La Rue PLC	103,675	1,554,756
WPP Group PLC[4]	80,889	1,158,951
		2,713,707
Construction & engineering—0.40%
Balfour Beatty PLC	211,993	1,820,917
Diversified financials—0.07%
Invesco PLC	25,478	320,429
Diversified telecommunication services—0.39%
BT Group PLC[4]	278,976	1,775,861
Electronic equipment & instruments—0.07%
Cookson Group PLC[4]	22,414	311,696
Food & drug retailing—0.57%
J Sainsbury PLC[4]	195,565	2,249,395
Tesco PLC	42,184	346,365
		2,595,760
Health care equipment & supplies—0.16%
SSL International PLC[4]	75,326	706,682
Household products—0.07%
Reckitt Benckiser PLC	5,580	298,747
Insurance—0.97%
Legal & General Group PLC[4]	1,552,868	4,402,377
Metals & mining—0.11%
Xstrata PLC	7,451	473,345

Security description	Number of shares	Value
United Kingdom—(concluded)
Multi-line retail—0.26%
Marks & Spencer Group PLC[4]	91,860	$1,166,484
Oil & gas—0.23%
BG Group PLC	24,078	393,096
BP PLC	25,036	290,663
Royal Dutch Shell PLC	9,464	374,157
		1,057,916
Paper & forest products—0.01%
Mondi PLC *	4,342	38,076
Pharmaceuticals—0.10%
AstraZeneca PLC	9,094	471,117
Water utilities—0.04%
Kelda Group PLC	9,160	155,680
Total United Kingdom common stocks		21,416,420
United States—27.30%
Aerospace & defense—1.21%
Raytheon Co.[4]	99,100	5,486,176
Automobiles—0.30%
Ford Motor Co.	56,800	483,368
Harley-Davidson, Inc.	15,700	899,924
		1,383,292
Banks—0.22%
M&T Bank Corp.[4]	4,500	478,305
PNC Financial Services Group, Inc.[4]	7,700	513,205
		991,510
Biotechnology—0.16%
Amgen, Inc. *	3,600	193,464
Gilead Sciences, Inc. *	14,400	536,112
		729,576
Commercial services & supplies—0.72%
Convergys Corp.[4] *	38,453	732,530
Manpower, Inc.[4]	31,900	2,521,695
		3,254,225
Communications equipment—0.07%
Qualcomm, Inc.	7,700	320,705
Computers & peripherals—0.46%
Hewlett-Packard Co.[4]	44,968	2,069,877
Diversified financials—1.58%
Affiliated Managers Group, Inc. *	800	90,400
Ameriprise Financial, Inc.[4]	6,400	385,728
Countrywide Financial Corp.	3,200	90,144
Discover Financial Services *	1	11
Fannie Mae[4]	11,100	664,224
Goldman Sachs Group, Inc.[4]	30,615	5,766,029
Nasdaq Stock Market, Inc. *	5,200	160,004
		7,156,540

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(continued) Security description	Number of shares	Value
United States—(continued)
Diversified telecommunication services—1.39%
AT&T, Inc.[2]	152,304	$5,964,225
Verizon Communications, Inc.	8,000	340,960
		6,305,185
Electric utilities—1.48%
Edison International, Inc.[4]	38,100	2,015,109
FirstEnergy Corp.[4]	22,300	1,354,725
PG&E Corp.[4]	48,900	2,093,409
TXU Corp.[4]	4,500	293,625
Wisconsin Energy Corp.[4]	6,900	296,217
Xcel Energy, Inc.[4]	31,800	645,540
		6,698,625
Electronic equipment & instruments—0.46%
Belden CDT, Inc.	20,600	1,128,468
Thermo Fisher Scientific, Inc.[4] *	6,700	349,807
Varian, Inc. *	9,800	589,372
		2,067,647
Energy equipment & services—0.39%
Baker Hughes, Inc.	3,000	237,150
GlobalSantaFe Corp.	3,400	243,814
Halliburton Co.	12,447	448,341
Nabors Industries Ltd. *	2,000	58,480
Transocean, Inc. *	3,000	322,350
Weatherford International Ltd. *	8,500	470,305
		1,780,440
Food & drug retailing—0.06%
Walgreen Co.	6,300	278,334
Food products—0.73%
Kraft Foods, Inc., Class A2	74,400	2,436,600
Lance, Inc.	34,600	871,574
		3,308,174
Gas utilities—1.09%
Sempra Energy[4]	93,700	4,939,864
Health care equipment & supplies—0.51%
Baxter International, Inc.	11,700	615,420
Medtronic, Inc.	20,400	1,033,668
St. Jude Medical, Inc. *	12,300	530,622
Synthes, Inc.	1,211	140,889
		2,320,599
Health care providers & services—1.44%
Cardinal Health, Inc.	7,100	466,683
CIGNA Corp.	10,500	542,220
McKesson Corp.[4]	77,100	4,453,296
UnitedHealth Group, Inc.	14,900	721,607
WellPoint, Inc. *	4,400	330,528
		6,514,334

Security description	Number of shares	Value
United States—(continued)
Hotels, restaurants & leisure—0.29%
Darden Restaurants, Inc.	10,100	$429,957
Marriott International, Inc., Class A4	13,800	573,390
Station Casinos, Inc.[4]	3,500	302,855
		1,306,202
Household durables—0.27%
Acco Brands Corp. *	46,800	967,824
Newell Rubbermaid, Inc.	9,300	245,985
		1,213,809
Industrial conglomerates—0.48%
Carlisle Cos., Inc.	48,300	2,187,024
Insurance—1.19%
Berkshire Hathaway, Inc. *	880	3,171,520
Hartford Financial Services Group, Inc.	1,400	128,618
Lincoln National Corp.[4]	30,177	1,820,277
Metlife, Inc.[4]	4,700	283,034
		5,403,449
Internet software & services—0.16%
Google, Inc., Class A *	1,065	543,150
McAfee, Inc. *	5,400	193,644
		736,794
IT consulting & services—0.65%
Electronic Data Systems Corp.[4]	108,878	2,938,617
Leisure equipment & products—0.28%
Mattel, Inc.	54,600	1,250,886
Machinery—1.64%
Cummins, Inc.[4]	32,800	3,893,360
Danaher Corp.	5,300	395,804
Deere & Co.	2,700	325,134
Flowserve Corp.	17,700	1,279,179
SPX Corp.[4]	16,200	1,520,694
		7,414,171
Media—1.37%
Catalina Marketing Corp.	23,264	702,340
CBS Corp., Class B4	79,900	2,534,428
Liberty Global, Inc., Series C *	23,100	920,304
Walt Disney Co.[4]	62,400	2,059,200
		6,216,272
Metals & mining—1.09%
Alcoa, Inc.	24,700	943,540
CONSOL Energy, Inc.	2,200	91,630
Freeport-McMoRan Copper & Gold, Inc., Class B4	38,900	3,655,822
Peabody Energy Corp.	3,700	156,362
Steel Dynamics, Inc.	2,000	83,860
		4,931,214

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common stocks—(concluded) Security description	Number of shares	Value
United States—(concluded)
Multi-line retail—0.21%
J.C. Penney Co., Inc.[4]	13,700	$932,148
Oil & gas—3.21%
Chesapeake Energy Corp.[4]	79,200	2,695,968
Chevron Corp.	11,600	989,016
ConocoPhillips	11,300	913,492
Denbury Resources, Inc.[4] *	40,800	1,632,000
EOG Resources, Inc.	2,400	168,240
Equitable Resources, Inc.	2,900	136,619
Exxon Mobil Corp.	6,700	570,371
Hess Corp.[4]	37,300	2,282,760
Marathon Oil Corp.[4]	59,900	3,306,480
Occidental Petroleum Corp.	5,300	300,616
Sunoco, Inc.	1,400	93,408
Tesoro Corp.[4]	20,500	1,020,900
Valero Energy Corp.	6,200	415,462
		14,525,332
Paper & forest products—0.11%
Deltic Timber Corp.	9,500	493,905
Pharmaceuticals—1.50%
Abbott Laboratories	18,500	937,765
Bristol-Myers Squibb Co.	28,200	801,162
Eli Lilly & Co.	14,500	784,305
Forest Laboratories, Inc. *	6,700	269,340
Medco Health Solutions, Inc. *	2,600	211,302
Merck & Co., Inc.[4]	43,000	2,134,950
Schering-Plough Corp.	48,600	1,387,044
Simcere Pharmaceutical Group, ADR *	21,900	259,515
		6,785,383
Road & rail—0.34%
GATX Corp.	33,500	1,519,560
Semiconductor equipment & products—0.09%
Lam Research Corp. *	6,800	393,312
Software—1.08%
Electronic Arts, Inc. *	1,300	63,232
Oracle Corp.[4] *	253,200	4,841,184
		4,904,416
Specialty retail—0.21%
O'Reilly Automotive, Inc. *	28,700	955,997
Textiles & apparel—0.86%
Polo Ralph Lauren Corp.[4]	35,000	3,127,250
UniFirst Corp.	21,000	788,760
		3,916,010
Total United States common stocks		123,629,604
Total common stocks (cost—$282,038,050)		296,622,330

Security description	Number of shares	Value
Preferred stocks—0.09%
Brazil—0.09%
Building & construction—0.02%
Duratex SA	3,500	$102,772
Media—0.03%
NET Servicos de Comunicacao SA *	6,845	109,946
Transportation services—0.04%
All America Latina Logistica (ALL)	13,700	186,226
Total preferred stocks (cost—$353,161)		398,944
Investment company—1.92%
United States—1.92%
iShares MSCI South Korea Index Fund (cost—$7,383,856)	131,650	8,684,951
Warrants *—0.27%
India—0.06%
Banks—0.06%
Deutsche Bank AG, strike price $1.42, expires 01/30/17[1,5]	55,200	111,815
Deutsche Bank AG, strike price $10.51, expires 01/24/17[1,5]	9,690	157,471
		269,286
Netherlands —0.04%
Banks—0.04%
Merrill Lynch International & Co., strike price $2.56, expires 10/05/10	30,600	165,872
United States—0.17%
Diversified financials—0.17%
Citigroup Global Markets Holdings, strike price $0.001, expires 01/19/09[1,5]	3,670	157,042
Citigroup Global Markets Holdings, strike price $15.19, expires 01/17/12[1,5]	18,200	407,176
Citigroup Global Markets Holdings, strike price $16.02, expires 01/19/09[1,5]	15,700	104,971
Citigroup Global Markets Holdings, strike price $6.13, expires 01/20/10[1]	9,440	103,114
		772,303
Total warrants (cost—$1,121,304)		1,207,461

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Security description	Face amount	Value
US government obligation—4.90%
US Treasury Inflation Index Notes, (TIPS), 2.000% due 01/15/16 (cost—$21,721,647)	$23,019,252	$22,184,804
Short-term US government and agency obligations[9]—3.46%
Federal Home Loan Mortgage Corp.
5.116%, due 08/06/07	2,000,000	1,998,579
5.137%, due 09/04/07	3,000,000	2,985,445
US Treasury Bills
4.760%, due 12/13/07	10,600,000	10,412,191
4.795%, due 12/13/07	300,000	294,646
Total short-term US government and agency obligations (cost—$15,690,861)		15,690,861
Repurchase agreement—22.29%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720%, due 08/01/07, collateralized by $99,812,176 US Treasury Notes, 4.250% to 6.500% due 08/15/07 to 11/15/13; (value—$102,968,468); proceeds: $100,962,236 (cost—$100,949,000)	100,949,000	100,949,000
Total investment before investments sold short (cost—$429,257,879)—98.42%		445,738,351
	Number of shares
Investments sold short—(12.67)%
Common stocks—(12.67)%
Australia—(1.17)%
Chemicals—(0.16)%
Orica Ltd.	(29,821)	(711,962)
Gas utilities—(0.25)%
AGL Energy Ltd.	(86,564)	(1,134,975)
Oil & gas—(0.48)%
Origin Energy Ltd.	(138,542)	(1,150,393)
Woodside Petroleum Ltd.	(28,281)	(1,029,494)
		(2,179,887)
Specialty retail—(0.07)%
Billabong International Ltd.	(22,727)	(311,613)
Transportation infrastructure—(0.21)%
Macquarie Infrastructure Group	(347,610)	(966,364)
Total Australia common stocks		(5,304,801)

Security description	Number of shares	Value
Austria—(0.28)%
Electric utilities—(0.28)%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	(25,836)	$(1,263,046)
Canada—(1.79)%
Energy equipment & services—(0.08)%
Niko Resources Ltd.	(3,900)	(353,661)
Food & drug retailing—(0.47)%
Loblaw Cos. Ltd.	(46,100)	(2,138,629)
Metals & mining—(0.16)%
Eldorado Gold Corp.	(163,200)	(741,957)
Multi-utilities—(0.21)%
TransAlta Corp.	(32,900)	(936,916)
Oil & gas—(0.64)%
OPTI Canada, Inc.	(30,400)	(655,418)
Western Oil Sands, Inc.	(64,700)	(2,263,408)
		(2,918,826)
Textiles & apparel—(0.23)%
Gildan Activewear, Inc.	(30,400)	(1,044,680)
Total Canada common stocks		(8,134,669)
Finland—(0.25)%
Auto components—(0.25)%
Nokian Renkaat Oyj	(33,865)	(1,112,822)
France—(0.06)%
Media—(0.06)%
Societe Television Francaise[1]	(8,526)	(285,300)
Germany—(0.07)%
Software—(0.07)%
SAP AG	(6,011)	(321,802)
Japan—(1.77)%
Electronic equipment & instruments—(0.81)%
HOYA Corp.	(114,700)	(3,651,679)
Food & drug retailing—(0.14)%
Seven & I Holdings Co. Ltd.	(22,900)	(643,993)
Machinery—(0.07)%
Hino Motors Ltd.	(48,000)	(338,293)
Metals & mining—(0.13)%
Tokyo Steel Manufacturing Co. Ltd.	(36,200)	(592,866)
Multi-line retail—(0.34)%
Marui Co. Ltd.	(77,700)	(877,359)
Ryohin Keikaku Co. Ltd.	(10,800)	(646,878)
		(1,524,237)
Paper & forest products—(0.18)%
OJI Paper Co. Ltd.	(171,000)	(825,880)
Software—(0.10)%
Trend Micro, Inc.	(15,000)	(462,508)
Total Japan common stocks		(8,039,456)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Common Stocks—(concluded) Security description	Number of shares	Value
Netherlands—(0.27)%
Construction materials—(0.27)%
James Hardie Industries NV	(191,136)	$(1,208,126)
Norway—(0.17)%
Paper & forest products—(0.17)%
Norske Skogindustrier ASA	(56,500)	(792,426)
Sweden—(0.07)%
Commercial services & supplies—(0.07)%
Securitas AB, Class B	(21,200)	(324,410)
Switzerland—(1.26)%
Air freight & couriers—(0.07)%
Kuehne & Nagel International AG	(3,041)	(296,924)
Insurance—(0.57)%
Zurich Financial Services AG	(8,798)	(2,559,230)
Wireless telecommunication services—(0.62)%
Vodafone Group PLC	(918,362)	(2,786,399)
Total Switzerland common stocks		(5,642,553)
United Kingdom—(0.78)%
Commercial services & supplies—(0.13)%
Rentokil Initial PLC	(187,701)	(588,680)
Construction materials—(0.34)%
Biffa PLC	(311,006)	(1,554,476)
Media—(0.07)%
Emap PLC	(18,054)	(307,578)
Metals & mining—(0.02)%
Anglo American PLC	(1,564)	(89,748)
Road & rail—(0.22)%
National Express Group PLC	(42,906)	(984,798)
Total United Kingdom common stocks		(3,525,280)
United States—(4.73)%
Air freight & couriers—(0.09)%
Expeditors International of Washington, Inc.	(9,400)	(419,992)

Security description	Number of shares	Value
United States—(concluded)
Airlines—(0.43)%
Southwest Airlines Co.	(123,200)	$(1,929,312)
Automobiles—(1.35)%
Ford Motor Co.	(419,000)	(3,565,690)
General Motors Corp.	(78,800)	(2,553,120)
		(6,118,810)
Biotechnology—(0.33)%
Amylin Pharmaceuticals, Inc.	(7,300)	(339,523)
Vertex Pharmaceuticals, Inc.	(36,100)	(1,166,030)
		(1,505,553)
Diversified financials—(0.25)%
Western Union Co.	(55,800)	(1,113,210)
Hotels, restaurants & leisure—(0.89)%
Wendy's International, Inc.	(115,400)	(4,042,462)
Leisure equipment & products—(0.58)%
Eastman Kodak Co.	(103,400)	(2,610,850)
Oil & gas—(0.34)%
Equitable Resources, Inc.	(32,900)	(1,549,919)
Real estate—(0.07)%
Plum Creek Timber Co., Inc.	(7,700)	(299,222)
Specialty retail—(0.13)%
Chico's FAS, Inc.	(31,400)	(607,904)
Trading companies & distributors—(0.20)%
Fastenal Co.	(20,400)	(919,428)
Wireless telecommunication services—(0.07)%
Crown Castle International Corp.	(8,200)	(297,250)
Total United States common stocks		(21,413,912)
Total investments sold short—(12.67)% (proceeds—$56,592,208)		(57,368,603)
Other assets in excess of liabilities—14.25%		64,549,441
Net assets—100.00%		$452,919,189

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the board of trustees.

2  Security is traded on the New York Exchange.

3  Security is traded on the Toronto Exchange.

4  Security, or portion thereof, pledged as collateral for investments sold short and written options.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.27% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security is traded on the London Exchange.

7  Security is traded on the NASDAQ Exchange.

8  Security is traded on the Korea Exchange.

9  Rate shown is the discount rate at date of purchase.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Written Options

Number of contracts	Currency	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation
	42	CADS&P TSX 60, strike @ $840	08/17/07	$41,028	$3,937	$37,091
	247	EURDAX Index, strike @ $8,000	08/17/07	185,757	26,021	159,736
	274	EURDJ Euro Stoxx 50 Index, strike @ $4,500	08/17/07	201,517	48,733	152,784
	135	USDAMEX, strike @ $255	08/17/07	54,945	22,950	31,995
	302	USDKBW Bank Index, strike @ $112.5	08/17/07	67,793	7,550	60,243
	30	USDMorgan Stanley, strike @ $1,120	08/17/07	48,510	600	47,910
	109	USDS&P 500 Index, strike @ $1,550	08/17/07	250,373	9,810	240,563
	77	USDS&P 600 Smallcap Index, strike @ $445	08/17/07	52,899	770	52,129
	37	USDS&P Midcap, strike @ $930	08/17/07	37,999	2,442	35,557
				$940,821	$122,813	$818,008

Futures contracts

Number of contracts	Currency	Buy contracts			Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
	172	AUDAustralia Bonds 10 Year Futures			September 2007	$14,503,587	$14,698,647	$195,060
	210	EURCAC 40 10 Year Euro Index Futures			August 2007	17,525,631	16,570,550	(955,081)
	49	EUR	DAX	Index Futures	September 2007	13,316,910	12,767,473	(549,437)
	61	EURDJ Euro Stoxx 50 Index Futures			September 2007	3,718,160	3,613,875	(104,285)
	170	EUREOE Dutch Stock Index Futures			August 2007	25,964,246	24,724,861	(1,239,385)
	200	EUREuro Schatz Futures			September 2007	30,541,791	30,867,577	325,786
	84	EURIBEX 35 Index Futures			August 2007	17,351,685	17,004,900	(346,785)
	72	EURS&P MIB 30 Index Futures			September 2007	20,668,171	19,918,417	(749,754)
	164	GBPFTSE 100 Index Futures			September 2007	22,060,039	21,173,427	(886,612)
	12	JPYJapan Government Bonds 10 Year Futures			September 2007	13,307,689	13,419,560	111,871
	41	JPYTOPIX Index Futures			September 2007	6,084,515	5,876,328	(208,187)
	242	SGDMSCI Singapore Index Futures			August 2007	14,113,057	13,839,507	(273,550)
						199,155,481	194,475,122	(4,680,359)
		Sale contracts				Proceeds
	309	AUDSPI 200 Index Futures			September 2007	$42,025,946	$40,526,773	$1,499,173
	121	CADS&P TSE 60 Index Futures			September 2007	17,916,816	18,192,779	(275,963)
	151	EURDJ Euro Stoxx 50 Index Futures			September 2007	9,254,905	8,945,821	309,084
	143	GBPUK Treasury Bonds Futures			September 2007	30,656,515	30,665,232	(8,717)
	168	HKDHang Seng Stock Index Futures			August 2007	25,140,158	24,921,207	218,951
	585	SEKOMX 30 Stock Index Futures			August 2007	11,246,950	10,698,678	548,272
	412	USDRussell E-Mini 2000 Futures			September 2007	33,775,178	32,177,200	1,597,978
	46	USDS&P 500 Index Futures			September 2007	17,559,900	16,811,850	748,050
	34	USDS&P 500 Mini Index Futures			September 2007	2,637,836	2,485,230	152,606
	337	USDUS Treasury Notes 10 Year Futures			September 2007	35,908,195	36,201,172	(292,977)
						226,122,399	221,625,942	4,496,457
								$(183,902)

Currency type abbreviations:

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

SEK   Swedish Krona

SGD   Singapore Dollar

USD   US Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Argentine Peso	4,495,000	USD	1,393,798	09/19/07	$(14,145)
Australian Dollar	66,048,000	USD	56,412,357	09/19/07	211,328
Brazilian Real	9,980,000	USD	5,211,506	09/19/07	(46,453)
Canadian Dollar	113,388,000	USD	106,590,735	09/19/07	188,669
Chilean Peso	9,029,061,000	USD	17,205,344	09/20/07	(96,127)
Columbian Peso	6,215,200,000	USD	3,155,076	09/19/07	(2,779)
Czech Koruna	231,717,000	USD	11,121,683	09/19/07	(208,978)
Euro Dollar	78,879,000	USD	106,560,338	09/19/07	(1,535,376)
Great Britain Pound	21,090,000	USD	42,607,689	09/19/07	(196,943)
Hungarian Forint	1,616,400,000	USD	8,800,958	09/19/07	82,004
Indian Rupee	323,990,000	USD	7,993,971	09/19/07	(15,027)
Indonesian Rupiah	56,053,000,000	USD	6,106,712	09/19/07	39,068
Israeli Shekel	28,910,000	USD	6,896,938	09/19/07	205,944
Japanese Yen	8,761,731,000	USD	72,522,122	09/19/07	(1,920,679)
Malaysian Ringgit	1,610,000	USD	471,449	09/19/07	4,282
Mexican Peso	74,280,000	USD	6,801,030	09/19/07	56,589
New Zealand Dollar	66,594,000	USD	50,596,206	09/19/07	68,503
Norwegian Krone	343,877,000	USD	58,408,258	09/19/07	(626,674)
Philippine Peso	340,790,000	USD	7,489,383	09/19/07	(8,653)
Polish Zloty	4,376,000.00	USD	1,570,526	09/19/07	(9,599)
Russian Ruble	519,620,000	USD	20,342,166	09/19/07	(22,831)
Singapore Dollar	35,315,000	USD	23,255,377	09/19/07	(134,090)
Slovakian Koruna	33,960,000	USD	1,345,537	09/19/07	(48,750)
South African Rand	62,512,000	USD	8,647,950	09/19/07	(30,642)
South Korean Won	7,950,554,000	USD	8,585,428	09/19/07	(78,625)
South Korean Won	6,262,500,000	USD	6,832,218	10/10/07	2,835
Swedish Krona	254,452,000	USD	37,063,155	09/19/07	(789,703)
Swiss Franc	112,055,000	USD	91,587,530	09/19/07	(2,004,246)
Swiss Franc	2,091,000	USD	1,722,462	09/20/07	(24,128)
Taiwan Dollar	544,073,000	USD	16,571,491	09/19/07	(82,276)
Turkish Lira	2,980,000	USD	2,305,119	09/19/07	23,539
United States Dollar	32,452,194	ARS	101,675,000	09/19/07	(605,110)
United States Dollar	105,634,362	AUD	125,551,000	09/19/07	1,198,478
United States Dollar	7,927,848	BRL	15,110,000	09/19/07	32,849
United States Dollar	61,072,406	CAD	64,232,000	09/19/07	(797,796)
United States Dollar	37,576,153	CHF	45,390,000	09/19/07	334,968
United States Dollar	1,529,638	CHF	1,867,000	09/20/07	29,847
United States Dollar	22,126,660	CLP	11,641,600,000	09/20/07	180,954
United States Dollar	6,439,941	CNY	46,885,000	06/18/08	77,301
United States Dollar	1,703,264	COP	3,308,600,000	09/19/07	(22,211)
United States Dollar	10,384,819	CZK	214,610,000	09/19/07	109,332
United States Dollar	65,271,456	EUR	47,999,000	09/19/07	506,333
United States Dollar	58,116,270	GBP	29,225,000	09/19/07	1,199,299
United States Dollar	15,633,407	HUF	2,956,500,000	09/19/07	314,124

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2007

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	10,630,023	IDR	95,058,000,000	09/19/07	$(340,152)
United States Dollar	5,944,537	ILS	25,370,000	09/19/07	(72,848)
United States Dollar	6,642,802	INR	271,500,000	09/19/07	68,649
United States Dollar	34,465,195	JPY	4,161,050,000	09/19/07	888,574
United States Dollar	7,584,565	KRW	7,015,118,000	09/19/07	60,104
United States Dollar	7,396,992	MXN	80,370,000	09/19/07	(99,595)
United States Dollar	8,882,128	MYR	30,430,000	09/19/07	(52,382)
United States Dollar	94,562,627	NOK	566,264,000	09/19/07	2,650,494
United States Dollar	58,318,812	NZD	75,781,000	09/19/07	(820,541)
United States Dollar	10,895,891	PHP	493,970,000	09/19/07	(27,599)
United States Dollar	3,209,031	PLN	8,951,000	09/19/07	23,075
United States Dollar	6,429,122	RUB	165,480,000	09/19/07	56,386
United States Dollar	51,751,999	SEK	356,664,000	09/19/07	1,306,149
United States Dollar	36,994,025	SGD	56,000,000	09/19/07	95,318
United States Dollar	2,996,520	SKK	73,630,000	09/19/07	26,488
United States Dollar	4,748,519	TRY	6,260,000	09/19/07	44,329
United States Dollar	5,668,171	TWD	185,188,000	09/19/07	329
United States Dollar	5,040,123	ZAR	36,020,000	09/19/07	(39,437)
					$(688,254)

Currency type abbreviations:

ARS   Argentine Peso

AUD   Australian Dollar

BRL   Brazilian Real

CAD   Canadian Dollar

CHF   Swiss Franc

CLP   Chilean Peso

CNY   Chinese Yuan

COP   Columbian Peso

CZK   Czech Koruna

EUR   Euro

GBP   Great Britain Pound

HUF   Hungarian Forint

IDR   Indonesian Rupiah

ILS   Israeli Shekel

INR   Indian Rupee

JPY   Japanese Yen

KRW   South Korean Won

MXN   Mexican Peso

MYR   Malaysian Ringgit

NOK   Norwegian Krone

NZD   New Zealand Dollar

PHP   Philippine Peso

PLN   Polish Zloty

RUB   Russian Ruble

SEK   Swedish Krona

SGD   Singapore Dollar

SKK   Slovakian Koruna

TRY   Turkish Lira

TWD   Taiwan Dollar

USD   US Dollar

ZAR   South African Rand

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), Including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2007 to July 31, 2007.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,023.80	$3.01	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,010.00	5.58	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.61	1.12
Class B	Actual	1,000.00	1,007.00	9.31	1.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.52	9.35	1.87
Class C	Actual	1,000.00	1,008.20	8.07	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.76	8.10	1.62
Class Y	Actual	1,000.00	1,012.40	3.94	0.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	3.96	0.79
Class P	Actual	1,000.00	1,011.30	4.34	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.48	4.36	0.87
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,023.90	5.27	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.26	1.05
Class B	Actual	1,000.00	1,020.30	9.02	1.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.87	9.00	1.80
Class C	Actual	1,000.00	1,021.30	7.77	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.11	7.75	1.55
Class Y	Actual	1,000.00	1,024.50	4.02	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80
Class P	Actual	1,000.00	1,025.30	4.02	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.83	4.01	0.80

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,012.50	$5.64	1.13%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
Class B	Actual	1,000.00	1,009.20	9.61	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.22	9.64	1.93
Class C	Actual	1,000.00	1,010.80	8.08	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.76	8.10	1.62
Class Y	Actual	1,000.00	1,015.00	3.90	0.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.93	3.91	0.78
Class P	Actual	1,000.00	1,014.40	4.64	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,009.70	5.03	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class B	Actual	1,000.00	1,006.40	8.76	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.07	8.80	1.76
Class C	Actual	1,000.00	1,007.10	7.51	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.31	7.55	1.51
Class Y	Actual	1,000.00	1,011.80	3.79	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.81	0.76
Class P	Actual	1,000.00	1,010.90	3.79	0.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.03	3.81	0.76
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,039.50	6.93	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	6.85	1.37
Class B	Actual	1,000.00	1,035.60	10.70	2.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.28	10.59	2.12
Class C	Actual	1,000.00	1,036.90	9.34	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85
Class Y	Actual	1,000.00	1,041.50	5.11	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class P	Actual	1,000.00	1,041.60	5.72	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$978.50	$6.62	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class P	Actual	1,000.00	979.70	5.40	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,023.30	5.37	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.36	1.07
Class B	Actual	1,000.00	1,019.10	9.61	1.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.59	1.92
Class C	Actual	1,000.00	1,019.60	9.26	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85
Class Y	Actual	1,000.00	1,025.00	3.72	0.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	3.71	0.74
Class P	Actual	1,000.00	1,024.70	4.17	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.68	4.16	0.83
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	999.40	5.90	1.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.89	5.96	1.19
Class B	Actual	1,000.00	995.40	10.14	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	995.40	10.14	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class Y	Actual	1,000.00	1,001.60	4.02	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
Class P	Actual	1,000.00	1,001.10	4.47	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.33	4.51	0.90

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,020.10	$6.31	1.26%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.55	6.31	1.26
Class B	Actual	1,000.00	1,016.30	10.45	2.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.43	10.44	2.09
Class C	Actual	1,000.00	1,016.80	10.10	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class Y	Actual	1,000.00	1,021.80	4.66	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class P	Actual	1,000.00	1,021.40	5.81	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,088.70	6.73	1.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.51	1.30
Class B	Actual	1,000.00	1,084.20	11.01	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class C	Actual	1,000.00	1,085.20	10.65	2.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.58	10.29	2.06
Class Y	Actual	1,000.00	1,090.50	4.87	0.94
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.13	4.71	0.94
Class P	Actual	1,000.00	1,089.70	5.85	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	1,080.20	7.07	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	6.85	1.37
Class B	Actual	1,000.00	1,076.00	11.32	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class C	Actual	1,000.00	1,076.00	11.12	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.16
Class Y	Actual	1,000.00	1,082.30	5.27	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
Class P	Actual	1,000.00	1,081.90	5.78	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.61	1.12

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,225.90	$10.43	1.89%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.42	9.44	1.89
Class B	Actual	1,000.00	1,220.80	14.59	2.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.65	13.22	2.65
Class C	Actual	1,000.00	1,221.50	14.49	2.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.75	13.12	2.63
Class Y	Actual	1,000.00	1,228.20	8.40	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.60	1.52
Class P	Actual	1,000.00	1,226.30	9.99	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	9.05	1.81
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	898.30	6.82	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	894.40	10.33	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class P	Actual	1,000.00	899.30	5.65	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,054.30	13.45	2.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.70	13.17	2.64
Class B	Actual	1,000.00	1,050.70	17.14	3.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.08	16.78	3.37
Class C	Actual	1,000.00	1,050.70	17.08	3.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.13	16.73	3.36
Class P	Actual	1,000.00	1,055.10	12.18	2.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.94	11.93	2.39

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2007

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $407,626,991; $796,339,890; $480,955,479; $718,662,242; $298,636,984; $517,459,495; $88,767,625, respectively)[1]	$407,626,991	$787,386,549	$478,543,864	$707,817,527
Investment in an affiliated security, at value (cost – $0; $0; $3,207,180; $4,995,563; $0; $496,397; $755,048, respectively)	—	—	3,207,180	4,995,563
Repurchase agreements, at value (cost – $473,000; $13,817,000; $3,300,000; $41,496,000; $0; $19,331,000; $6,191,000, respectively)	473,000	13,817,000	3,300,000	41,496,000
Total investments in securities, at value (cost – $408,099,991; $810,156,890; $487,462,659; $765,153,805; $298,636,984; $537,286,892; $95,713,673, respectively)	$408,099,991	$801,203,549	$485,051,044	$754,309,090
Cash	9	341	—	—
Foreign currency, at value (cost – $0; $0; $4,646; $6,367,002; $0; $5,742,590; $304,308, respectively)	—	—	5,244	6,364,159
Receivable from affiliates	—	—	—	—
Receivable for investments sold	—	147,481,953	3,463,383	111,840,804
Receivable for shares of beneficial interest sold	3,037,853	1,270,072	816,263	1,782,779
Receivable for interest	1,680,201	2,962,323	2,870,521	4,995,588
Swap contracts, at value[3]	—	1,972,070	—	9,230,689
Due from broker	—	—	—	3,380,213
Unrealized appreciation on forward foreign currency contracts	—	—	120,027	83,803
Receivable for variation margin	—	20,309	42,214	—
Receivable for foreign tax reclaims	—	—	2,670	10,720
Other assets	25,658	41,876	40,578	44,530
Total assets	412,843,712	954,952,493	492,411,944	892,042,375
Liabilities:
Payable for shares of beneficial interest repurchased	2,911,812	1,008,717	735,016	743,275
Dividends payable to shareholders	821,317	—	—	—
Payable to affiliates	10,586	353,627	233,354	403,564
Payable to custodian	5,090	20,622	211,432	486,718
Payable for investments purchased	—	254,309,995	45,774,636	112,486,757
Investments sold short, at value (proceeds – $0; $87,432,031; $0; $44,872,344; $0; $0; $0, respectively)	—	87,946,867	—	45,067,789
Swap contracts, at value[3]	—	312,198	—	9,105,413
Due to broker	—	19,167	—	3,451,446
Payable for cash collateral from securities loaned	—	—	6,510,923	9,995,573
Payable for foreign withholding taxes	—	—	1,957	—
Payable for options written, at value (premiums received – $0; $0; $0; $1,007,573; $0; $0; $0, respectively)	—	—	—	623,604
Unrealized depreciation on forward foreign currency contracts	—	—	—	565,150
Payable for variation margin	—	—	—	162,417
Accrued expenses and other liabilities	532,565	322,013	201,026	420,744
Total liabilities	4,281,370	344,293,206	53,668,344	183,512,450

1 Includes $0; $0; $6,441,719; $12,605,962; $0; $1,468,008; $5,736,268, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $5,795,155 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

3 Includes net upfront payments made by UBS PACE Government Securities Fixed Income Fund of $2,135,790 and net upfront payments received by UBS Strategic Fixed Income Fund of $2,298,889.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $407,626,991; $796,339,890; $480,955,479; $718,662,242; $298,636,984; $517,459,495; $88,767,625, respectively)[1]	$297,878,663	$528,774,940		$84,749,325
Investment in an affiliated security, at value (cost – $0; $0; $3,207,180; $4,995,563; $0; $496,397; $755,048, respectively)	—	496,397		755,048
Repurchase agreements, at value (cost – $473,000; $13,817,000; $3,300,000; $41,496,000; $0; $19,331,000; $6,191,000, respectively)	—	19,331,000		6,191,000
Total investments in securities, at value (cost – $408,099,991; $810,156,890; $487,462,659; $765,153,805; $298,636,984; $537,286,892; $95,713,673, respectively)	$297,878,663	$548,602,337		$91,695,373
Cash	—	5,796,522	[2]	91
Foreign currency, at value (cost – $0; $0; $4,646; $6,367,002; $0; $5,742,590; $304,308, respectively)	—	5,741,698		304,266
Receivable from affiliates	—	—		23,039
Receivable for investments sold	—	2,474,045		—
Receivable for shares of beneficial interest sold	276,273	1,012,223		590,648
Receivable for interest	3,512,645	7,692,446		1,674,443
Swap contracts, at value[3]	—	—		—
Due from broker	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	5,220,771		19,753
Receivable for variation margin	—	—		—
Receivable for foreign tax reclaims	—	3,442		—
Other assets	34,138	38,587		28,926
Total assets	301,701,719	576,582,071		94,336,539
Liabilities:
Payable for shares of beneficial interest repurchased	440,856	655,732		32,039
Dividends payable to shareholders	—	—		—
Payable to affiliates	161,948	367,680		—
Payable to custodian	168,472	47,542		4,375
Payable for investments purchased	1,032,759	1,663,223		278,296
Investments sold short, at value (proceeds – $0; $87,432,031; $0; $44,872,344; $0; $0; $0, respectively)	—	—		—
Swap contracts, at value[3]	—	—		—
Due to broker	—	—		—
Payable for cash collateral from securities loaned	—	1,496,508		5,989,324
Payable for foreign withholding taxes	—	6,708		—
Payable for options written, at value (premiums received – $0; $0; $0; $1,007,573; $0; $0; $0, respectively)	—	—		—
Unrealized depreciation on forward foreign currency contracts	—	5,040,776		—
Payable for variation margin	—	—		—
Accrued expenses and other liabilities	134,746	423,863		120,724
Total liabilities	1,938,781	9,702,032		6,424,758

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2007

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$408,562,941	$627,571,689	$467,239,538	$728,319,550
Accumulated undistributed (distributions in excess of) net investment income	—	96,083	(382,587)	(1,720,154)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(599)	(7,437,201)	(26,245,923)	(10,021,701)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	(9,571,284)	(1,867,428)	(8,047,770)
Net assets	$408,562,342	$610,659,287	$438,743,600	$708,529,925
Class A:
Net assets	$—	$99,378,391	$51,800,342	$21,711,066
Shares outstanding	—	7,813,037	4,549,664	1,637,965
Net asset value per share	$—	$12.72	$11.39	$13.25
Maximum offering price per share	$—	$13.32	$11.93	$13.87
Class B:
Net assets	$—	$1,616,974	$323,844	$455,772
Shares outstanding	—	127,069	28,391	34,390
Net asset value and offering price per share	$—	$12.73	$11.41	$13.25
Class C:
Net assets	$—	$26,449,149	$4,116,464	$5,531,373
Shares outstanding	—	2,078,117	361,202	417,170
Net asset value and offering price per share	$—	$12.73	$11.40	$13.26
Class Y:
Net assets	$—	$13,658,373	$1,249,067	$1,208,345
Shares outstanding	—	1,073,226	109,678	91,201
Net asset value, offering price and redemption value per share[1]	$—	$12.73	$11.39	$13.25
Class P:
Net assets	$408,562,342	$469,556,400	$381,253,883	$679,623,369
Shares outstanding	408,563,102	36,903,005	33,475,992	51,294,909
Net asset value, offering price and redemption value per share[1]	$1.00	$12.72	$11.39	$13.25

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$304,030,717	$561,009,212	$91,909,872
Accumulated undistributed (distributions in excess of) net investment income	—	742,399	(102,423)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(3,509,458)	(6,687,726)	99,445
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	(758,321)	11,816,154	(3,995,113)
Net assets	$299,762,938	$566,880,039	$87,911,781
Class A:
Net assets	$90,219,404	$111,910,352	$741,196
Shares outstanding	7,383,099	9,835,852	77,176
Net asset value per share	$12.22	$11.38	$9.60
Maximum offering price per share	$12.80	$11.92	$10.05
Class B:
Net assets	$259,088	$722,542	$—
Shares outstanding	21,191	63,369	—
Net asset value and offering price per share	$12.23	$11.40	$—
Class C:
Net assets	$14,776,772	$6,346,712	$—
Shares outstanding	1,209,165	557,775	—
Net asset value and offering price per share	$12.22	$11.38	$—
Class Y:
Net assets	$137,481	$7,113,321	$—
Shares outstanding	11,245	626,103	—
Net asset value, offering price and redemption value per share[1]	$12.23	$11.36	$—
Class P:
Net assets	$194,370,193	$440,787,112	$87,170,585
Shares outstanding	15,904,719	38,746,600	9,071,170
Net asset value, offering price and redemption value per share[1]	$12.22	$11.38	$9.61

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2007

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,552,016,761; $1,238,174,528; $490,875,864; $502,805,128; $1,111,419,436; $314,509,655; $51,771,167; $328,308,879, respectively)[1]	$1,698,215,716	$1,348,253,608	$541,916,754	$552,499,209
Investments in an affiliated security, at value (cost – $103,529,766; $203,334,921; $177,404,260; $82,596,473; $56,022,635; $7,303,388; $6,923,073; $0, respectively)	103,529,766	203,334,921	177,404,260	82,596,473
Repurchase agreements, at value (cost – $106,336,000; $100,674,000; $50,819,000; $25,455,000; $68,252,204; $25,178,000; $2,848,000; $100,949,000, respectively)	106,336,000	100,674,000	50,819,000	25,455,000
Total investments in securities, at value (cost – $1,761,882,527; $1,542,183,449; $719,099,124; $610,856,601; $1,235,694,275; $346,991,043; $61,542,240; $429,257,879, respectively)	$1,908,081,482	$1,652,262,529	$770,140,014	$660,550,682
Cash	73,198	1,531	1,727	446,947
Foreign currency, at value (cost – $0; $0; $0; $0; $3,892,628; $3,383,853; $12,496; $2,208,493, respectively)	—	—	—	—
Receivable from affiliates	—	—	—	—
Receivable for investments sold	49,635,389	2,763,533	4,100,011	4,562,298
Receivable for shares of beneficial interest sold	2,245,215	2,336,168	814,299	790,098
Receivable for dividends and interest	1,350,850	750,406	117,959	85,083
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	—	—	—
Prepaid offering expense	—	—	—	—
Other assets	66,201	55,614	39,072	46,884
Total assets	1,961,452,335	1,658,169,781	775,213,082	666,481,992
Liabilities:
Payable for cash collateral from securities loaned	216,118,398	299,416,124	217,634,910	96,684,101
Payable for investments purchased	60,882,775	9,976,304	5,437,026	4,828,727
Payable for shares of beneficial interest repurchased	2,264,486	1,333,587	616,590	630,122
Payable to affiliates	1,098,555	897,045	438,349	409,116
Payable to custodian	59,872	47,194	19,903	19,944
Payable for foreign withholding taxes	—	1,080	847	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $56,592,208, respectively)	—	—	—	—
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $940,821, respectively)	—	—	—	—
Payable for dividends and interest expense on investments sold short	—	—	—	—
Accrued expenses and other liabilities	501,414	440,539	397,398	376,915
Total liabilities	280,925,500	312,111,873	224,545,023	102,948,925

1 Includes $373,964,052; $311,634,673; $206,281,164; $92,289,424; $117,279,765; $32,528,400; $6,704,386; $0, respectively, of investments in securities on loan, at value.

2 Represents restricted cash of $60,247,181 delivered to broker as initial margin for investments sold short and futures contracts for UBS PACE Alternative Strategies Investments.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,552,016,761; $1,238,174,528; $490,875,864; $502,805,128; $1,111,419,436; $314,509,655; $51,771,167; $328,308,879, respectively)[1]	$1,383,336,721	$442,671,169	$47,240,849	$344,789,351
Investments in an affiliated security, at value (cost – $103,529,766; $203,334,921; $177,404,260; $82,596,473; $56,022,635; $7,303,388; $6,923,073; $0, respectively)	56,022,635	7,303,388	6,923,073	—
Repurchase agreements, at value (cost – $106,336,000; $100,674,000; $50,819,000; $25,455,000; $68,252,204; $25,178,000; $2,848,000; $100,949,000, respectively)	68,252,204	25,178,000	2,848,000	100,949,000
Total investments in securities, at value (cost – $1,761,882,527; $1,542,183,449; $719,099,124; $610,856,601; $1,235,694,275; $346,991,043; $61,542,240; $429,257,879, respectively)	$1,507,611,560	$475,152,557	$57,011,922	$445,738,351
Cash	—	1,475	798	60,247,181	[2]
Foreign currency, at value (cost – $0; $0; $0; $0; $3,892,628; $3,383,853; $12,496; $2,208,493, respectively)	3,891,297	3,377,832	12,444	2,202,224
Receivable from affiliates	—	—	84,715	—
Receivable for investments sold	1,140,389	250,249	49,237	1,110,194
Receivable for shares of beneficial interest sold	2,089,334	569,813	526,534	3,054,533
Receivable for dividends and interest	1,814,588	1,311,709	94,043	415,335
Unrealized appreciation on forward foreign currency contracts	873,956	—	—	10,086,141
Receivable for variation margin	47,810	—	—	1,661,863
Receivable for foreign tax reclaims	252,578	5,502	167	104,295
Prepaid offering expense	—	—	83,496	—
Other assets	55,228	34,317	12,878	37,712
Total assets	1,517,776,740	480,703,454	57,876,234	524,657,829
Liabilities:
Payable for cash collateral from securities loaned	122,957,615	34,364,288	6,926,195	—
Payable for investments purchased	12,048,325	481,421	1,397,616	2,224,718
Payable for shares of beneficial interest repurchased	1,604,147	600,107	65,715	302,604
Payable to affiliates	1,104,195	440,562	—	397,933
Payable to custodian	185,444	114,513	2,278	251,310
Payable for foreign withholding taxes	188,575	630,187	19,346	12,638
Unrealized depreciation on forward foreign currency contracts	413,183	—	—	10,774,395
Investments sold short, at value (proceeds – $0; $0; $0; $0; $0; $0; $0; $56,592,208, respectively)	—	—	—	57,368,603
Payable for options written, at value (premiums received – $0; $0; $0; $0; $0; $0; $0; $940,821, respectively)	—	—	—	122,813
Payable for dividends and interest expense on investments sold short	—	—	—	113,211
Accrued expenses and other liabilities	450,343	374,867	150,988	170,415
Total liabilities	138,951,827	37,005,945	8,562,138	71,738,640

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2007

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,363,697,055	$1,223,860,577	$454,233,235	$443,232,645
Accumulated undistributed net investment income	9,874,755	347,704	587,944	—
Accumulated net realized gains from investments, futures, options written, short sales, swaps and forward foreign currency contracts and foreign currency transactions	160,756,070	11,770,547	44,805,990	70,606,341
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	146,198,955	110,079,080	51,040,890	49,694,081
Net assets	$1,680,526,835	$1,346,057,908	$550,668,059	$563,533,067
Class A:
Net assets	$291,942,457	$80,333,649	$47,845,249	$49,561,540
Shares outstanding	13,028,949	4,417,756	2,479,792	2,864,708
Net asset value per share	$22.41	$18.18	$19.29	$17.30
Maximum offering price per share	$23.71	$19.24	$20.41	$18.31
Class B:
Net assets	$1,872,457	$642,795	$1,006,005	$309,723
Shares outstanding	83,482	37,337	55,704	19,097
Net asset value and offering price per share	$22.43	$17.22	$18.06	$16.22
Class C:
Net assets	$35,109,877	$7,488,438	$11,963,804	$6,711,625
Shares outstanding	1,570,285	433,948	660,422	411,641
Net asset value and offering price per share	$22.36	$17.26	$18.12	$16.30
Class Y:
Net assets	$45,177,349	$26,125,460	$5,980,104	$6,021,618
Shares outstanding	2,007,055	1,408,776	303,027	340,084
Net asset value, offering price and redemption value per share[1]	$22.51	$18.54	$19.73	$17.71
Class P:
Net assets	$1,306,424,695	$1,231,467,566	$483,872,897	$500,928,561
Shares outstanding	58,229,629	66,735,874	24,690,160	28,446,180
Net asset value, offering price and redemption value per share[1]	$22.44	$18.45	$19.60	$17.61

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$989,257,842	$259,497,997	$53,420,417	$427,411,662
Accumulated undistributed net investment income	11,354,930	2,423,883	324,190	2,086,697
Accumulated net realized gains from investments, futures, options written, short sales, swaps and forward foreign currency contracts and foreign currency transactions	106,101,988	54,033,076	103,002	7,764,242
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales and forward foreign currency contracts	272,110,153	127,742,553	(4,533,513)	15,656,588
Net assets	$1,378,824,913	$443,697,509	$49,314,096	$452,919,189
Class A:
Net assets	$130,966,393	$31,215,588	$4,199,015	$64,409,278
Shares outstanding	6,157,069	1,322,130	440,119	5,716,761
Net asset value per share	$21.27	$23.61	$9.54	$11.27
Maximum offering price per share	$22.51	$24.98	$10.10	$11.93
Class B:
Net assets	$488,814	$535,220	$—	$17,965
Shares outstanding	23,506	23,673	—	1,605
Net asset value and offering price per share	$20.80	$22.61	$—	$11.19
Class C:
Net assets	$8,856,269	$7,460,800	$343,125	$3,843,307
Shares outstanding	425,563	329,975	36,152	343,221
Net asset value and offering price per share	$20.81	$22.61	$9.49	$11.20
Class Y:
Net assets	$65,376,820	$29,576,054	$—	$—
Shares outstanding	3,068,705	1,235,004	—	—
Net asset value, offering price and redemption value per share[1]	$21.30	$23.95	$—	$—
Class P:
Net assets	$1,173,136,617	$374,909,847	$44,771,956	$384,648,639
Shares outstanding	55,166,432	15,728,180	4,682,867	34,050,630
Net asset value, offering price and redemption value per share[1]	$21.27	$23.84	$9.56	$11.30

UBS PACE Select Advisors Trust

Statement of operations

For the year ended July 31, 2007

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $3,481; $713; $0; $12,019; $325, respectively)	$20,298,405	$31,801,907	$20,611,550	$33,754,652
Securities lending income (includes $0; $0; $3,634; $3,716; $0; $245; $6,545, respectively, earned from an affiliated entity)	—	—	12,173	7,103
	20,298,405	31,801,907	20,623,723	33,761,755
Expenses:
Investment management and administration fees	1,328,637	3,845,965	2,549,287	4,313,193
Service fees–Class A	—	275,191	141,039	54,510
Service and distribution fees–Class B	—	22,123	4,490	7,249
Service and distribution fees–Class C	—	217,463	35,202	44,690
Transfer agency and related services fees	1,593,489	751,970	394,562	942,445
Reports and notices to shareholders	349,393	109,436	54,586	107,335
Professional fees	72,487	131,084	118,580	131,360
Custody and accounting fees	53,145	230,142	169,453	253,577
Federal and state registration fees	36,715	62,921	59,915	67,810
Trustees' fees	18,368	20,680	18,982	21,637
Insurance expense	13,454	22,539	16,981	23,225
Interest expense	—	—	—	1,316
Offering expenses	—	—	—	—
Other expenses	11,214	25,317	23,620	24,032
	3,476,902	5,714,831	3,586,697	5,992,379
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,199,238)	(202,458)	(16,914)	(19)
Net expenses	2,277,664	5,512,373	3,569,783	5,992,360
Net investment income	18,020,741	26,289,534	17,053,940	27,769,395
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(150)	(274,261)	1,839,163	1,285,466
Futures	—	(750,977)	(285,985)	(348,092)
Options written	—	575,705	—	356,819
Short sales	—	1,232,013	—	2,177,109
Swaps	—	347,526	—	(5,807,865)
Forward foreign currency contracts and foreign currency transactions	—	—	(204,961)	981,645
Net change in unrealized appreciation/depreciation of: Investments	—	(1,328,322)	2,520,458	(3,601,654)
Futures	—	879,180	55,826	1,006,973
Options written	—	(554,618)	—	325,128
Short sales	—	(514,836)	—	(195,445)
Swaps	—	(560,741)	—	2,622,395
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	17,322	(654,197)
Net realized and unrealized gains (losses) from investment activities	(150)	(949,331)	3,941,823	(1,851,718)
Net increase (decrease) in net assets resulting from operations	$18,020,591	$25,340,203	$20,995,763	$25,917,677

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $3,481; $713; $0; $12,019; $325, respectively)	$11,580,859	$18,764,029	$3,533,759
Securities lending income (includes $0; $0; $3,634; $3,716; $0; $245; $6,545, respectively, earned from an affiliated entity)	—	1,025	7,683
	11,580,859	18,765,054	3,541,442
Expenses:
Investment management and administration fees	1,632,065	4,148,837	385,766
Service fees–Class A	237,860	295,031	1,553
Service and distribution fees–Class B	6,006	7,851	—
Service and distribution fees–Class C	121,467	52,064	—
Transfer agency and related services fees	190,930	1,104,903	120,181
Reports and notices to shareholders	36,663	144,834	13,666
Professional fees	109,754	133,245	86,402
Custody and accounting fees	109,605	518,970	28,932
Federal and state registration fees	56,430	61,660	37,238
Trustees' fees	17,487	19,682	14,228
Insurance expense	10,614	19,747	806
Interest expense	—	—	—
Offering expenses	—	—	131,137
Other expenses	21,810	24,496	12,272
	2,550,691	6,531,320	832,181
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(102,868)	(337,692)	(300,200)
Net expenses	2,447,823	6,193,628	531,981
Net investment income	9,133,036	12,571,426	3,009,461
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments	(251,053)	(5,132,552)	145,934
Futures	—	(510,685)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	(525,000)	—	—
Forward foreign currency contracts and foreign currency transactions	—	7,951,524	(100,490)
Net change in unrealized appreciation/depreciation of: Investments	(598,450)	5,845,936	(3,859,684)
Futures	—	427,810	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	2,340,307	20,861
Net realized and unrealized gains (losses) from investment activities	(1,374,503)	10,922,340	(3,793,379)
Net increase (decrease) in net assets resulting from operations	$7,758,533	$23,493,766	$(783,918)

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the year ended July 31, 2007

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $2; $12; $0; $0, respectively)	$1,128,495	$2,042,012	$1,397,420	$874,814
Dividends (net of foreign witholding taxes of $94,344; $22,904; $10,850; $0; $3,025,985; $1,083,703; $37,222; $253,250, respectively)	31,779,332	11,158,113	5,310,318	1,369,190
Securities lending income (includes $69,901; $59,172; $101,866; $312,248; $529,085; $105,277; $3,075; $0, respectively, earned from an affiliated entity)	217,174	160,414	156,037	441,094
	33,125,001	13,360,539	6,863,775	2,685,098
Expenses:
Investment management and administration fees	12,852,557	9,628,351	4,248,720	4,060,199
Service fees–Class A	755,400	211,760	122,448	125,484
Service and distribution fees–Class B	37,081	9,930	14,176	5,050
Service and distribution fees–Class C	366,390	77,127	123,807	67,585
Transfer agency and related service fees	1,404,793	1,215,714	1,118,464	1,122,667
Custody and accounting fees	642,628	493,475	208,517	203,010
Reports and notices to shareholders	205,111	157,796	127,587	156,158
Professional fees	125,967	120,448	119,118	126,236
Federal and state registration fees	79,284	74,667	58,746	60,424
Trustees' fees	31,242	27,094	19,501	19,255
Insurance expense	59,991	45,598	19,553	19,076
Interest expense	—	—	—	910
Offering expenses	—	—	—	—
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	37,969	33,659	30,529	27,404
	16,598,413	12,095,619	6,211,166	5,993,458
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(2,156,168)	(556,589)	—	(112,689)
Net expenses	14,442,245	11,539,030	6,211,166	5,880,769
Net investment income (loss)	18,682,756	1,821,509	652,609	(3,195,671)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $51,267; $0; $687, respectively)	191,881,341	126,856,479	55,146,048	75,915,852
Commissions recaptured	452,413	12,094	117,228	259,153
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	87	(1,179)	—	—
Net change in unrealized appreciation/depreciation of: Investments	(6,757,007)	39,294,481	23,711,660	29,647,759
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized gains (losses) from investment activities	185,576,834	166,161,875	78,974,936	105,822,764
Net increase (decrease) in net assets resulting from operations	$204,259,590	$167,983,384	$79,627,545	$102,627,093

1 For the period November 30, 2006 (commencement of operations) through July 31, 2007.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments[1]	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $2; $12; $0; $0, respectively)	$1,011,604	$215,904	$51,198	$4,875,917
Dividends (net of foreign witholding taxes of $94,344; $22,904; $10,850; $0; $3,025,985; $1,083,703; $37,222; $253,250, respectively)	32,920,704	10,304,194	471,683	3,698,293
Securities lending income (includes $69,901; $59,172; $101,866; $312,248; $529,085; $105,277; $3,075; $0, respectively, earned from an affiliated entity)	975,770	189,982	3,113	—
	34,908,078	10,710,080	525,994	8,574,210
Expenses:
Investment management and administration fees	10,929,930	4,001,877	136,210	3,228,296
Service fees–Class A	310,902	64,325	3,037	74,832
Service and distribution fees–Class B	6,072	5,353	—	140
Service and distribution fees–Class C	87,758	62,740	1,621	12,324
Transfer agency and related service fees	1,180,846	1,000,820	56,164	182,539
Custody and accounting fees	1,241,756	1,091,421	10,216	230,593
Reports and notices to shareholders	147,193	125,052	9,358	31,299
Professional fees	132,057	119,680	95,059	169,053
Federal and state registration fees	74,522	55,951	3,943	56,388
Trustees' fees	27,311	17,724	6,826	20,795
Insurance expense	44,474	13,468	222	3,623
Interest expense	11,623	13,269	—	—
Offering expenses	—	—	96,878	177,987
Dividend and interest expense for securities sold short	—	—	—	1,469,380
Other expenses	54,315	40,863	75,256	34,490
	14,248,759	6,612,543	494,790	5,691,739
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	—	—	(285,819)	(360,974)
Net expenses	14,248,759	6,612,543	208,971	5,330,765
Net investment income (loss)	20,659,319	4,097,537	317,023	3,243,445
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from: Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $51,267; $0; $687, respectively)	141,955,864	54,496,364	178,640	17,519,103
Commissions recaptured	20,431	1,598	—	4,123
Futures	675,109	—	—	(2,782,050)
Options written	—	—	—	(629,952)
Short sales	—	—	—	(7,093,875)
Swaps	—	—	—	(75,363)
Forward foreign currency contracts and foreign currency transactions	(1,558,001)	(399,420)	(25,269)	638,020
Net change in unrealized appreciation/depreciation of: Investments	101,038,809	88,860,414	(4,530,318)	17,137,224
Futures	(473,437)	—	—	(419,717)
Options written	—	—	—	975,170
Short sales	—	—	—	(1,162,692)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	437,640	(345,807)	(3,195)	(677,285)
Net realized and unrealized gains (losses) from investment activities	242,096,415	142,613,149	(4,380,142)	23,432,706
Net increase (decrease) in net assets resulting from operations	$262,755,734	$146,710,686	$(4,063,119)	$26,676,151

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006
From operations:
Net investment income	$18,020,741	$11,179,756	$26,289,534	$21,462,379	$17,053,940	$14,589,370
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(150)	(323)	1,130,006	(7,203,574)	1,553,178	(5,975,410)
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	(204,961)	(468,066)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	(2,079,337)	(4,884,782)	2,576,284	236,333
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	17,322	74,643
Net increase in net assets resulting from operations	18,020,591	11,179,433	25,340,203	9,374,023	20,995,763	8,456,870
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(4,762,590)	(5,200,522)	(2,130,119)	(2,250,715)
Net investment income–Class B	—	—	(78,641)	(112,615)	(13,418)	(23,500)
Net investment income–Class C	—	—	(1,108,077)	(1,180,698)	(152,367)	(182,084)
Net investment income–Class Y	—	—	(495,554)	(406,081)	(51,748)	(38,941)
Net investment income–Class P	(18,020,741)	(11,179,756)	(19,557,779)	(15,351,768)	(14,705,551)	(12,137,687)
Net realized gains from investment activities–Class A	—	—	—	(1,629,364)	—	—
Net realized gains from investment activities–Class B	—	—	—	(42,754)	—	—
Net realized gains from investment activities–Class C	—	—	—	(423,048)	—	—
Net realized gains from investment activities–Class Y	—	—	—	(118,841)	—	—
Net realized gains from investment activities–Class P	—	—	—	(4,301,214)	—	—
Return of capital–Class A	—	—	—	—	—	—
Return of capital–Class B	—	—	—	—	—	—
Return of capital–Class C	—	—	—	—	—	—
Return of capital–Class Y	—	—	—	—	—	—
Return of capital–Class P	—	—	—	—	—	—
	(18,020,741)	(11,179,756)	(26,002,641)	(28,766,905)	(17,053,203)	(14,632,927)
From beneficial interest transactions:
Net proceeds from the sale of shares	424,841,805	348,451,721	175,224,955	137,685,258	127,240,505	123,568,034
Cost of shares repurchased	(376,397,873)	(244,003,932)	(128,651,772)	(113,305,282)	(121,672,914)	(116,411,193)
Proceeds from dividends reinvested	17,545,669	10,597,316	24,028,262	25,934,155	16,013,323	13,601,315
Net increase in net assets from beneficial interest transactions	65,989,601	115,045,105	70,601,445	50,314,131	21,580,914	20,758,156
Redemption fees	—	—	12,235	—	25,868	—
Net increase in net assets	65,989,451	115,044,782	69,951,242	30,921,249	25,549,342	14,582,099
Net assets:
Beginning of year	342,572,891	227,528,109	540,708,045	509,786,796	413,194,258	398,612,159
End of year	$408,562,342	$342,572,891	$610,659,287	$540,708,045	$438,743,600	$413,194,258
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$96,083	$91,442	$(382,587)	$183,918

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006
From operations:
Net investment income	$27,769,395	$24,274,223	$9,133,036	$8,187,553
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(2,336,563)	(12,631,514)	(776,053)	(1,028,724)
Forward foreign currency contracts and foreign currency transactions	981,645	(1,237,245)	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	157,397	(8,116,216)	(598,450)	(3,344,981)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(654,197)	215,454	—	—
Net increase in net assets resulting from operations	25,917,677	2,504,702	7,758,533	3,813,848
Dividends and distributions to shareholders from:
Net investment income–Class A	(882,135)	(1,003,597)	(3,040,905)	(3,376,147)
Net investment income–Class B	(23,752)	(52,194)	(13,984)	(37,964)
Net investment income–Class C	(210,729)	(291,408)	(434,873)	(517,502)
Net investment income–Class Y	(40,030)	(41,788)	(5,089)	(6,218)
Net investment income–Class P	(25,766,422)	(23,095,693)	(5,639,683)	(4,248,538)
Net realized gains from investment activities–Class A	—	—	—	—
Net realized gains from investment activities–Class B	—	—	—	—
Net realized gains from investment activities–Class C	—	—	—	—
Net realized gains from investment activities–Class Y	—	—	—	—
Net realized gains from investment activities–Class P	—	—	—	—
Return of capital–Class A	(39,132)	(36,696)	—	—
Return of capital–Class B	(822)	(1,909)	—	—
Return of capital–Class C	(9,966)	(10,655)	—	—
Return of capital–Class Y	(2,179)	(1,528)	—	—
Return of capital–Class P	(1,225,471)	(844,488)	—	—
	(28,200,638)	(25,379,956)	(9,134,534)	(8,186,369)
From beneficial interest transactions:
Net proceeds from the sale of shares	248,747,853	206,862,456	86,909,193	55,762,391
Cost of shares repurchased	(133,682,533)	(104,406,874)	(51,575,204)	(51,579,006)
Proceeds from dividends reinvested	27,609,952	24,799,319	7,837,102	6,818,706
Net increase in net assets from beneficial interest transactions	142,675,272	127,254,901	43,171,091	11,002,091
Redemption fees	21,963	—	2,704	—
Net increase in net assets	140,414,274	104,379,647	41,797,794	6,629,570
Net assets:
Beginning of year	568,115,651	463,736,004	257,965,144	251,335,574
End of year	$708,529,925	$568,115,651	$299,762,938	$257,965,144
Accumulated undistributed (distributions in excess of) net investment income	$(1,720,154)	$(310,902)	$—	$1,184

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the period April 3, 2006[1] through July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$12,571,426	$10,998,729	$3,009,461	$213,453	$18,682,756	$16,184,292
Net realized gains (losses) from: Investments and futures	(5,643,237)	(2,750,804)	145,934	(47,440)	192,333,754	192,912,867
Forward foreign currency contracts and foreign currency transactions	7,951,524	(2,491,172)	(100,490)	981	87	166
Net change in unrealized appreciation/depreciation of: Investments and futures	6,273,746	3,781,471	(3,859,684)	(158,616)	(6,757,007)	(57,561,205)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	2,340,307	58,111	20,861	2,326	—	—
Net increase (decrease) in net assets resulting from operations	23,493,766	9,596,335	(783,918)	10,704	204,259,590	151,536,120
Dividends and distributions to shareholders from:
Net investment income–Class A	(3,145,649)	(6,619,593)	(36,824)	(3,482)	(2,887,155)	(2,811,131)
Net investment income–Class B	(14,857)	(51,482)	—	—	—	—
Net investment income–Class C	(150,768)	(371,525)	—	—	(56,819)	(40,382)
Net investment income–Class Y	(212,495)	(430,898)	—	(122,377)	(585,242)	(494,689)
Net investment income–Class P	(11,372,307)	(16,051,437)	(2,975,599)	(86,595)	(14,521,659)	(10,815,370)
Net realized gains from investment activities–Class A	—	(2,103,145)	—	—	(34,160,087)	(6,563,489)
Net realized gains from investment activities–Class B	—	(20,197)	—	—	(491,696)	(139,073)
Net realized gains from investment activities–Class C	—	(131,657)	—	—	(4,144,721)	(826,430)
Net realized gains from investment activities–Class Y	—	(130,019)	—	—	(5,024,893)	(925,110)
Net realized gains from investment activities–Class P	—	(4,705,956)	—	—	(132,723,012)	(20,225,631)
	(14,896,076)	(30,615,909)	(3,012,423)	(212,454)	(194,595,284)	(42,841,305)
From beneficial interest transactions:
Net proceeds from the sale of shares	152,571,778	132,320,827	83,690,855	21,517,226	348,850,961	316,889,241
Cost of shares repurchased	(97,400,804)	(88,454,425)	(6,417,215)	(10,078,087)	(322,560,606)	(246,832,494)
Proceeds from dividends reinvested	13,927,142	27,961,635	2,984,685	210,732	188,804,160	41,467,832
Net increase in net assets from beneficial interest transactions	69,098,116	71,828,037	80,258,325	11,649,871	215,094,515	111,524,579
Redemption fees	8,911	—	1,676	—	18,299	—
Net increase in net assets	77,704,717	50,808,463	76,463,660	11,448,121	224,777,120	220,219,394
Net assets:
Beginning of period	489,175,322	438,366,859	11,448,121	—	1,455,749,715	1,235,530,321
End of period	$566,880,039	$489,175,322	$87,911,781	$11,448,121	$1,680,526,835	$1,455,749,715
Accumulated undistributed (distributions in excess of) net investment income	$742,399	$(935,868)	$(102,423)	$1,980	$9,874,755	$9,242,787

1 Commencement of operations

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$1,821,509	$830,980	$652,609	$(320,403)
Net realized gains (losses) from: Investments and futures	126,868,573	65,357,616	55,263,276	42,411,166
Forward foreign currency contracts and foreign currency transactions	(1,179)	238	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	39,294,481	(72,027,369)	23,711,660	(61,059,149)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	167,983,384	(5,838,535)	79,627,545	(18,968,386)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	—	—
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(69,862)	(38,639)	—	—
Net investment income–Class P	(2,231,348)	(976,879)	—	—
Net realized gains from investment activities–Class A	—	—	(1,909,067)	(9,372,561)
Net realized gains from investment activities–Class B	—	—	(64,279)	(526,355)
Net realized gains from investment activities–Class C	—	—	(519,896)	(2,507,674)
Net realized gains from investment activities–Class Y	—	—	(171,355)	(817,914)
Net realized gains from investment activities–Class P	—	—	(17,081,765)	(66,750,635)
	(2,301,210)	(1,015,518)	(19,746,362)	(79,975,139)
From beneficial interest transactions:
Net proceeds from the sale of shares	359,424,717	325,300,486	126,910,887	118,318,169
Cost of shares repurchased	(240,594,314)	(174,278,739)	(106,382,984)	(92,470,385)
Proceeds from dividends reinvested	2,264,287	1,000,787	19,435,972	78,650,332
Net increase in net assets from beneficial interest transactions	121,094,690	152,022,534	39,963,875	104,498,116
Redemption fees	18,865	—	4,718	—
Net increase in net assets	286,795,729	145,168,481	99,849,776	5,554,591
Net assets:
Beginning of period	1,059,262,179	914,093,698	450,818,283	445,263,692
End of period	$1,346,057,908	$1,059,262,179	$550,668,059	$450,818,283
Accumulated undistributed (distributions in excess of) net investment income	$347,704	$828,584	$587,944	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the year ended July 31, 2007	For the year ended July 31, 2006
From operations:
Net investment income (loss)	$(3,195,671)	$(2,809,694)	$20,659,319	$19,298,568
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	76,175,005	59,143,616	142,651,404	112,851,531
Forward foreign currency contracts and foreign currency transactions	—	—	(1,558,001)	(887,095)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	29,647,759	(75,433,598)	100,565,372	73,625,180
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	437,640	211,075
Net increase (decrease) in net assets resulting from operations	102,627,093	(19,099,676)	262,755,734	205,099,259
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(2,034,810)	(1,382,690)
Net investment income–Class B	—	—	(3,730)	(1,002)
Net investment income–Class C	—	—	(76,628)	(42,341)
Net investment income–Class Y	—	—	(1,204,817)	(868,192)
Net investment income–Class P	—	—	(19,420,316)	(12,323,927)
Net realized gains from investment activities–Class A	(1,343,996)	(7,647,042)	(10,261,337)	—
Net realized gains from investment activities–Class B	(16,697)	(183,663)	(56,608)	—
Net realized gains from investment activities–Class C	(189,623)	(1,102,955)	(745,315)	—
Net realized gains from investment activities–Class Y	(132,391)	(543,931)	(5,026,490)	—
Net realized gains from investment activities–Class P	(11,193,851)	(49,707,564)	(84,780,704)	—
	(12,876,558)	(59,185,155)	(123,610,755)	(14,618,152)
From beneficial interest transactions:
Net proceeds from the sale of shares	126,178,794	118,906,392	317,221,422	272,356,127
Cost of shares repurchased	(105,768,616)	(89,503,586)	(272,647,356)	(179,259,703)
Proceeds from dividends reinvested	12,662,240	58,111,178	120,906,709	14,298,782
Net increase in net assets from beneficial interest transactions	33,072,418	87,513,984	165,480,775	107,395,206
Redemption fees	4,899	—	147,428	1,045
Contributions to capital from investment manager/sub-advisor	—	—	—	—
Net increase in net assets	122,827,852	9,229,153	304,773,182	297,877,358
Net assets:
Beginning of period	440,705,215	431,476,062	1,074,051,731	776,174,373
End of period	$563,533,067	$440,705,215	$1,378,824,913	$1,074,051,731
Accumulated undistributed net investment income	$—	$—	$11,354,930	$13,811,276

1 Commencement of operations

See accompanying notes to financial statements

	UBS PACE International Emerging Markets Equity Investments		UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
	For the year ended July 31, 2007	For the year ended July 31, 2006	For the period November 30, 2006[1] through July 31, 2007	For the year ended July 31, 2007	For the period April 3, 2006[1] through July 31, 2006
From operations:
Net investment income (loss)	$4,097,537	$3,514,803	$317,023	$3,243,445	$293,061
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	54,497,962	49,046,607	178,640	6,941,986	(283,213)
Forward foreign currency contracts and foreign currency transactions	(399,420)	(360,380)	(25,269)	638,020	(41,093)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	88,860,414	1,136,749	(4,530,318)	16,529,985	(191,802)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(345,807)	(19,913)	(3,195)	(677,285)	(4,310)
Net increase (decrease) in net assets resulting from operations	146,710,686	53,317,866	(4,063,119)	26,676,151	(227,357)
Dividends and distributions to shareholders from:
Net investment income–Class A	(249,613)	(165,084)	(122)	(113,151)	—
Net investment income–Class B	(620)	—	—	(46)	—
Net investment income–Class C	(17,791)	(8,961)	(80)	(1,207)	—
Net investment income–Class Y	(302,392)	(195,302)	(43,000)	—	—
Net investment income–Class P	(3,016,785)	(2,035,705)	—	(826,863)	—
Net realized gains from investment activities–Class A	(3,130,829)	—	—	—	—
Net realized gains from investment activities–Class B	(67,462)	—	—	—	—
Net realized gains from investment activities–Class C	(809,794)	—	—	—	—
Net realized gains from investment activities–Class Y	(2,766,836)	—	—	—	—
Net realized gains from investment activities–Class P	(37,148,298)	—	—	—	—
	(47,510,420)	(2,405,052)	(43,202)	(941,267)	—
From beneficial interest transactions:
Net proceeds from the sale of shares	89,829,187	97,379,050	66,645,812	396,179,418	107,953,964
Cost of shares repurchased	(99,396,200)	(79,425,875)	(13,274,912)	(27,573,409)	(50,108,493)
Proceeds from dividends reinvested	46,879,964	2,371,526	43,202	933,888	—
Net increase in net assets from beneficial interest transactions	37,312,951	20,324,701	53,414,102	369,539,897	57,845,471
Redemption fees	4,960	13,890	6,315	9,046	—
Contributions to capital from investment manager/sub-advisor	—	—	—	17,248	—
Net increase in net assets	136,518,177	71,251,405	49,314,096	395,301,075	57,618,114
Net assets:
Beginning of period	307,179,332	235,927,927	—	57,618,114	—
End of period	$443,697,509	$307,179,332	$49,314,096	$452,919,189	$57,618,114
Accumulated undistributed net investment income	$2,423,883	$2,325,449	$324,190	$2,086,697	$251,968

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.048	0.038	0.018	0.005	0.009
Dividends from net investment income	(0.048)	(0.038)	(0.018)	(0.005)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	4.86%	3.89%	1.80%	0.51%	0.96%
Ratios/supplemental data:
Net assets, end of year (000's)	$408,562	$342,573	$227,528	$166,067	$123,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%	0.60%	0.60%	0.60%	0.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%	0.99%	0.97%	0.96%	1.13%
Net investment income to average net assets	4.75%	3.89%	1.85%	0.51%	0.94%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$12.71	$13.20	$13.05	$12.81	$13.08
Net investment income	0.57 [2]	0.51	0.34	0.26	0.33
Net realized and unrealized gains (losses) from investment activities	0.00 [3]	(0.31)	0.17	0.34	(0.18)
Net increase from operations	0.57	0.20	0.51	0.60	0.15
Dividends from net investment income	(0.56)	(0.53)	(0.36)	(0.36)	(0.42)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—
Total dividends and distributions	(0.56)	(0.69)	(0.36)	(0.36)	(0.42)
Net asset value, end of year	$12.72	$12.71	$13.20	$13.05	$12.81
Total investment return[4]	4.52%	1.61%	3.97%	4.75%	1.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$99,378	$114,663	$140,734	$159,227	$190,933
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.12%	1.11%	1.08%	1.08%	1.04%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.13%	1.17%	1.17%	1.20%	1.20%
Net investment income to average net assets	4.40%	3.97%	2.54%	2.08%	2.57%
Portfolio turnover	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class A and Class B, respectively.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$12.72	$13.20	$13.05	$12.81	$13.08
Net investment income	0.46 [2]	0.40	0.22	0.14	0.23
Net realized and unrealized gains (losses) from investment activities	0.01	(0.29)	0.19	0.36	(0.18)
Net increase from operations	0.47	0.11	0.41	0.50	0.05
Dividends from net investment income	(0.46)	(0.43)	(0.26)	(0.26)	(0.32)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—
Total dividends and distributions	(0.46)	(0.59)	(0.26)	(0.26)	(0.32)
Net asset value, end of year	$12.73	$12.72	$13.20	$13.05	$12.81
Total investment return[4]	3.73%	0.92%	3.17%	3.94%	0.34%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,617	$2,776	$4,273	$8,373	$15,056
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.87%	1.86%	1.84%	1.84%	1.82%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.88%	1.93%	1.93%	1.95%	1.94%
Net investment income to average net assets	3.64%	3.20%	1.69%	1.33%	1.79%
Portfolio turnover	495%	575%	665%	805%	741%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$12.72	$13.21	$13.06	$12.82	$13.09
Net investment income	0.50 [2]	0.45	0.27	0.19	0.26
Net realized and unrealized gains (losses) from investment activities	0.01	(0.32)	0.17	0.34	(0.18)
Net increase from operations	0.51	0.13	0.44	0.53	0.08
Dividends from net investment income	(0.50)	(0.46)	(0.29)	(0.29)	(0.35)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—
Total dividends and distributions	(0.50)	(0.62)	(0.29)	(0.29)	(0.35)
Net asset value, end of year	$12.73	$12.72	$13.21	$13.06	$12.82
Total investment return[4]	4.00%	1.09%	3.40%	4.18%	0.59%
Ratios/supplemental data:
Net assets, end of year (000's)	$26,449	$30,338	$36,372	$41,707	$50,245
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.62%	1.62%	1.62%	1.62%	1.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.70%	1.75%	1.74%	1.78%	1.77%
Net investment income to average net assets	3.90%	3.45%	2.00%	1.54%	2.04%
Portfolio turnover	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% and 0.04% on Class C and Class Y, respectively.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$12.72	$13.20	$13.05	$12.80	$13.07
Net investment income	0.61 [2]	0.55	0.38	0.29	0.37
Net realized and unrealized gains (losses) from investment activities	0.00 [3]	(0.30)	0.17	0.36	(0.18)
Net increase from operations	0.61	0.25	0.55	0.65	0.19
Dividends from net investment income	(0.60)	(0.57)	(0.40)	(0.40)	(0.46)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—
Total dividends and distributions	(0.60)	(0.73)	(0.40)	(0.40)	(0.46)
Net asset value, end of year	$12.73	$12.72	$13.20	$13.05	$12.80
Total investment return[4]	4.87%	1.97%	4.24%	5.12%	1.46%
Ratios/supplemental data:
Net assets, end of year (000's)	$13,658	$8,460	$10,069	$10,441	$16,466
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.79%	0.81%	0.76%	0.76%	0.72%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%	0.84%	0.85%	0.88%	0.88%
Net investment income to average net assets	4.74%	4.27%	2.88%	2.41%	2.89%
Portfolio turnover	495%	575%	665%	805%	741%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$12.72	$13.20	$13.06	$12.82	$13.09
Net investment income	0.60 [2]	0.54	0.37	0.30	0.36
Net realized and unrealized gains (losses) from investment activities	(0.01)	(0.30)	0.16	0.33	(0.18)
Net increase from operations	0.59	0.24	0.53	0.63	0.18
Dividends from net investment income	(0.59)	(0.56)	(0.39)	(0.39)	(0.45)
Distributions from net realized gains from investment activities	—	(0.16)	—	—	—
Total dividends and distributions	(0.59)	(0.72)	(0.39)	(0.39)	(0.45)
Net asset value, end of year	$12.72	$12.72	$13.20	$13.06	$12.82
Total investment return[3]	4.71%	1.94%	4.11%	4.97%	1.35%
Ratios/supplemental data:
Net assets, end of year (000s)	$469,556	$384,472	$318,339	$252,716	$207,466
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.87%	0.87%	0.87%	0.87%	0.83%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.91%	0.96%	0.96%	1.00%	0.98%
Net investment income to average net assets	4.66%	4.22%	2.82%	2.27%	2.76%
Portfolio turnover	495%	575%	665%	805%	741%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05% on Class P.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.27	$11.44	$11.51	$11.46	$11.13
Net investment income	0.43 [1]	0.38 [1]	0.34 [1]	0.29	0.33
Net realized and unrealized gains (losses) from investment activities	0.12	(0.17)	(0.07)	0.06	0.34
Net increase from operations	0.55	0.21	0.27	0.35	0.67
Dividends from net investment income	(0.43)	(0.38)	(0.34)	(0.30)	(0.34)
Net asset value, end of year	$11.39	$11.27	$11.44	$11.51	$11.46
Total investment return[2]	4.96%	1.90%	2.38%	3.08%	6.05%
Ratios/supplemental data:
Net assets, end of year (000's)	$51,800	$59,884	$75,331	$90,732	$113,500
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.05%	1.06%	1.07%	1.07%	1.03%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.08%	1.10%	1.09%	1.13%	1.14%
Net investment income to average net assets	3.81%	3.36%	2.93%	2.52%	2.86%
Portfolio turnover	255%	349%	221%	299%	294%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.29	$11.46	$11.53	$11.47	$11.15
Net investment income	0.34 [1]	0.28 [1]	0.24 [1]	0.21	0.24
Net realized and unrealized gains (losses) from investment activities	0.13	(0.15)	(0.06)	0.06	0.33
Net increase from operations	0.47	0.13	0.18	0.27	0.57
Dividends from net investment income	(0.35)	(0.30)	(0.25)	(0.21)	(0.25)
Net asset value, end of year	$11.41	$11.29	$11.46	$11.53	$11.47
Total investment return[2]	4.18%	1.13%	1.60%	2.37%	5.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$324	$637	$1,458	$4,712	$9,871
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.80%	1.80%	1.81%	1.81%	1.79%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.84%	1.89%	1.87%	1.85%	1.87%
Net investment income to average net assets	3.04%	2.56%	2.15%	1.75%	2.10%
Portfolio turnover	255%	349%	221%	299%	294%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.28	$11.46	$11.53	$11.48	$11.15
Net investment income	0.38 [1]	0.32 [1]	0.28 [1]	0.24	0.27
Net realized and unrealized gains (losses) from investment activities	0.11	(0.17)	(0.06)	0.05	0.34
Net increase from operations	0.49	0.15	0.22	0.29	0.61
Dividends from net investment income	(0.37)	(0.33)	(0.29)	(0.24)	(0.28)
Net asset value, end of year	$11.40	$11.28	$11.46	$11.53	$11.48
Total investment return[2]	4.43%	1.30%	1.87%	2.56%	5.49%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,116	$5,301	$7,684	$9,583	$12,281
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.55%	1.55%	1.56%	1.56%	1.53%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.57%	1.59%	1.59%	1.61%	1.63%
Net investment income to average net assets	3.31%	2.86%	2.44%	2.03%	2.37%
Portfolio turnover	255%	349%	221%	299%	294%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.28	$11.45	$11.52	$11.47	$11.14
Net investment income	0.47 [1]	0.41 [1]	0.37 [1]	0.34	0.36
Net realized and unrealized gains (losses) from investment activities	0.10	(0.17)	(0.07)	0.04	0.34
Net increase from operations	0.57	0.24	0.30	0.38	0.70
Dividends from net investment income	(0.46)	(0.41)	(0.37)	(0.33)	(0.37)
Net asset value, end of year	$11.39	$11.28	$11.45	$11.52	$11.47
Total investment return[2]	5.17%	2.17%	2.66%	3.34%	6.32%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,249	$1,074	$1,108	$1,246	$1,730
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.80%[3]	0.80%	0.81%	0.81%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.80%	0.83%	0.86%	0.87%	0.89%
Net investment income to average net assets	4.07%[3]	3.63%	3.20%	2.79%	3.15%
Portfolio turnover	255%	349%	221%	299%	294%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.28	$11.45	$11.52	$11.47	$11.14
Net investment income	0.46 [1]	0.41 [1]	0.37 [1]	0.33	0.36
Net realized and unrealized gains (losses) from investment activities	0.11	(0.17)	(0.07)	0.05	0.34
Net increase from operations	0.57	0.24	0.30	0.38	0.70
Dividends from net investment income	(0.46)	(0.41)	(0.37)	(0.33)	(0.37)
Net asset value, end of year	$11.39	$11.28	$11.45	$11.52	$11.47
Total investment return[2]	5.17%	2.17%	2.66%	3.36%	6.34%
Ratios/supplemental data:
Net assets, end of year (000s)	$381,254	$346,298	$313,031	$261,390	$210,860
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.80%[3]	0.80%	0.80%	0.80%	0.77%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.80%	0.81%	0.82%	0.84%	0.87%
Net investment income to average net assets	4.07%[3]	3.64%	3.22%	2.81%	3.10%
Portfolio turnover	255%	349%	221%	299%	294%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$13.26	$13.89	$13.88	$13.44	$13.16
Net investment income[2]	0.56	0.60	0.45	0.36	0.57
Net realized and unrealized gains (losses) from investment activities	0.00 [3]	(0.59)	0.35	0.44	0.25
Net increase (decrease) from operations	0.56	0.01	0.80	0.80	0.82
Dividends from net investment income	(0.55)	(0.62)	(0.46)	(0.36)	(0.54)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—
Return of capital	(0.02)	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.57)	(0.64)	(0.79)	(0.36)	(0.54)
Net asset value, end of year	$13.25	$13.26	$13.89	$13.88	$13.44
Total investment return[4]	4.32%	0.06%	5.88%	6.00%	6.22%
Ratios/supplemental data:
Net assets, end of year (000's)	$21,711	$20,735	$23,269	$24,587	$26,814
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.15%[5]	1.20%[5]	1.23%[5]	1.21%	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.15%	1.20%	1.23%	1.25%	1.25%
Net investment income to average net assets	4.17%[5]	4.46%[5]	3.20%[5]	2.56%	4.13%
Portfolio turnover	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.15% on Class A and Class B, respectively.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$13.26	$13.88	$13.88	$13.44	$13.15
Net investment income[2]	0.44	0.48	0.33	0.25	0.48
Net realized and unrealized gains (losses) from investment activities	0.01	(0.56)	0.36	0.45	0.25
Net increase (decrease) from operations	0.45	(0.08)	0.69	0.70	0.73
Dividends from net investment income	(0.44)	(0.52)	(0.36)	(0.26)	(0.44)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—
Return of capital	(0.02)	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.46)	(0.54)	(0.69)	(0.26)	(0.44)
Net asset value, end of year	$13.25	$13.26	$13.88	$13.88	$13.44
Total investment return[4]	3.55%	(0.68)%	5.06%	5.22%	5.52%
Ratios/supplemental data:
Net assets, end of year (000's)	$456	$1,098	$2,175	$5,190	$11,227
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.93%[6]	1.93%	1.94%	1.94%	1.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.93%[6]	1.98%	1.96%	1.95%	1.95%
Net investment income to average net assets	3.36%	3.64%	2.45%	1.83%	3.49%
Portfolio turnover	188%	196%	147%	185%	357%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$13.26	$13.89	$13.88	$13.44	$13.16
Net investment income[2]	0.50	0.54	0.38	0.29	0.50
Net realized and unrealized gains (losses) from investment activities	0.00 [3]	(0.60)	0.35	0.44	0.25
Net increase (decrease) from operations	0.50	(0.06)	0.73	0.73	0.75
Dividends from net investment income	(0.48)	(0.55)	(0.39)	(0.29)	(0.47)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—
Return of capital	(0.02)	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.50)	(0.57)	(0.72)	(0.29)	(0.47)
Net asset value, end of year	$13.26	$13.26	$13.89	$13.88	$13.44
Total investment return[4]	3.87%	(0.43)%	5.38%	5.49%	5.69%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,531	$6,280	$8,082	$8,960	$10,827
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.63%	1.68%[5]	1.70%[5]	1.70%	1.70%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.63%	1.68%	1.70%	1.71%	1.72%
Net investment income to average net assets	3.69%	3.97%[5]	2.73%[5]	2.08%	3.67%
Portfolio turnover	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.16% on Class C and Class Y, respectively.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$13.26	$13.88	$13.87	$13.43	$13.16
Net investment income[2]	0.61	0.65	0.51	0.40	0.61
Net realized and unrealized gains (losses) from investment activities	(0.01)	(0.59)	0.34	0.44	0.23
Net increase (decrease) from operations	0.60	0.06	0.85	0.84	0.84
Dividends from net investment income	(0.59)	(0.66)	(0.51)	(0.40)	(0.57)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—
Return of capital	(0.02)	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.61)	(0.68)	(0.84)	(0.40)	(0.57)
Net asset value, end of year	$13.25	$13.26	$13.88	$13.87	$13.43
Total investment return[4]	4.76%	0.41%	6.25%	6.27%	6.39%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,208	$716	$959	$527	$551
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.79%	0.85%	0.89%[5]	0.96%[5]	0.98%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.79%	0.85%	0.89%	0.96%	0.98%
Net investment income to average net assets	4.55%	4.79%	3.58%[5]	2.81%[5]	4.19%
Portfolio turnover	188%	196%	147%	185%	357%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004[1]	2003
Net asset value, beginning of year	$13.26	$13.88	$13.88	$13.44	$13.16
Net investment income[2]	0.59	0.64	0.49	0.42	0.61
Net realized and unrealized gains (losses) from investment activities	0.00 [3]	(0.59)	0.34	0.42	0.25
Net increase from operations	0.59	0.05	0.83	0.84	0.86
Dividends from net investment income	(0.58)	(0.65)	(0.50)	(0.40)	(0.58)
Distributions from net realized gains from investment activities	—	—	(0.33)	—	—
Return of capital	(0.02)	(0.02)	—	—	—
Total dividends, distributions and return of capital	(0.60)	(0.67)	(0.83)	(0.40)	(0.58)
Net asset value, end of year	$13.25	$13.26	$13.88	$13.88	$13.44
Total investment return[4]	4.63%	0.34%	6.13%	6.31%	6.54%
Ratios/supplemental data:
Net assets, end of year (000s)	$679,623	$539,286	$429,250	$347,091	$252,219
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%[5]	0.93%	0.93%	0.93%	0.90%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%	0.98%	0.98%	0.99%	1.00%
Net investment income to average net assets	4.40%[5]	4.77%	3.51%	2.85%	4.44%
Portfolio turnover	188%	196%	147%	185%	357%

1  As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.17% on Class P.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.40 [1]	0.39 [1]	0.40 [1]	0.39	0.45
Net realized and unrealized gains (losses) from investment activities	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.35	0.17	0.33	0.39	0.31
Dividends from net investment income	(0.40)	(0.39)	(0.40)	(0.39)	(0.45)
Net asset value, end of year	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	2.84%	1.42%	2.61%	3.09%	2.42%
Ratios/supplemental data:
Net assets, end of year (000's)	$90,219	$99,169	$115,286	$131,888	$153,966
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.01%	0.99%	0.96%	0.96%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%	1.04%	1.03%	1.08%	1.06%
Net investment income to average net assets	3.21%	3.19%	3.12%	3.03%	3.49%
Portfolio turnover	48%	27%	35%	46%	42%

1  Calculated using the average month-end shares outstanding for the year.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.30 [1]	0.29 [1]	0.30 [1]	0.30	0.35
Net realized and unrealized gains (losses) from investment activities	(0.04)	(0.21)	(0.07)	(0.01)	(0.14)
Net increase from operations	0.26	0.08	0.23	0.29	0.21
Dividends from net investment income	(0.30)	(0.30)	(0.30)	(0.29)	(0.35)
Net asset value, end of year	$12.23	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	2.10%	0.65%	1.82%	2.31%	1.65%
Ratios/supplemental data:
Net assets, end of year (000's)	$259	$985	$2,665	$4,861	$7,870
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.76%	1.74%	1.71%	1.71%	1.68%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.78%	1.80%	1.79%	1.83%	1.80%
Net investment income to average net assets	2.44%	2.43%	2.37%	2.28%	2.75%
Portfolio turnover	48%	27%	35%	46%	42%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.33 [1]	0.33 [1]	0.33 [1]	0.32	0.38
Net realized and unrealized gains (losses) from investment activities	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.28	0.11	0.26	0.32	0.24
Dividends from net investment income	(0.33)	(0.33)	(0.33)	(0.32)	(0.38)
Net asset value, end of year	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	2.32%	0.91%	2.07%	2.56%	1.88%
Ratios/supplemental data:
Net assets, end of year (000's)	$14,777	$17,315	$21,291	$25,191	$28,882
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.51%	1.50%	1.48%	1.48%	1.45%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.53%	1.55%	1.55%	1.59%	1.56%
Net investment income to average net assets	2.71%	2.68%	2.61%	2.51%	2.96%
Portfolio turnover	48%	27%	35%	46%	42%

1  Calculated using the average month-end shares outstanding for the year.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.28	$12.49	$12.56	$12.56	$12.70
Net investment income	0.43 [1]	0.43 [1]	0.42 [1]	0.41	0.48
Net realized and unrealized gains (losses) from investment activities	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.38	0.21	0.35	0.41	0.34
Dividends from net investment income	(0.43)	(0.42)	(0.42)	(0.41)	(0.48)
Net asset value, end of year	$12.23	$12.28	$12.49	$12.56	$12.56
Total investment return[3]	3.09%	1.75%	2.83%	3.29%	2.65%
Ratios/supplemental data:
Net assets, end of year (000's)	$137	$176	$186	$200	$194
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.76%	0.75%	0.74%	0.74%	0.69%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.83%	0.84%	0.85%	0.90%	0.85%
Net investment income to average net assets	3.46%	3.44%	3.35%	3.26%	3.73%
Portfolio turnover	48%	27%	35%	46%	42%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.27	$12.49	$12.56	$12.56	$12.70
Net investment income	0.43 [1]	0.42 [1]	0.42 [1]	0.41	0.47
Net realized and unrealized gains (losses) from investment activities	(0.05)	(0.22)	(0.07)	0.00 [2]	(0.14)
Net increase from operations	0.38	0.20	0.35	0.41	0.33
Dividends from net investment income	(0.43)	(0.42)	(0.42)	(0.41)	(0.47)
Net asset value, end of year	$12.22	$12.27	$12.49	$12.56	$12.56
Total investment return[3]	3.10%	1.66%	2.81%	3.29%	2.64%
Ratios/supplemental data:
Net assets, end of year (000s)	$194,370	$140,320	$111,908	$94,445	$69,938
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.76%	0.76%	0.76%	0.76%	0.72%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.81%	0.84%	0.82%	0.88%	0.84%
Net investment income to average net assets	3.47%	3.43%	3.33%	3.24%	3.69%
Portfolio turnover	48%	27%	35%	46%	42%

1  Calculated using the average month-end shares outstanding for the year.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[1]	0.25	0.25	0.24	0.22	0.27
Net realized and unrealized gains (losses) from investment activities	0.23	(0.06)	0.52	0.70	0.92
Net increase (decrease) from operations	0.48	0.19	0.76	0.92	1.19
Dividends from net investment income	(0.30)	(0.57)	(0.72)	(0.96)	(0.32)
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.30)	(0.75)	(0.74)	(0.96)	(0.32)
Net asset value, end of year	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[2]	4.36%	1.86%	6.33%	7.76%	11.01%
Ratios/supplemental data:
Net assets, end of year (000's)	$111,910	$124,045	$144,325	$159,669	$176,124
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.37%	1.37%	1.37%[3]	1.36%	1.33%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.37%	1.40%	1.41%[3]	1.45%	1.45%
Net investment income to average net assets	2.23%	2.25%	1.98%	1.83%	2.32%
Portfolio turnover	111%	175%	260%	244%	274%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.22	$11.78	$11.76	$11.80	$10.93
Net investment income[1]	0.16	0.17	0.15	0.13	0.18
Net realized and unrealized gains (losses) from investment activities	0.24	(0.06)	0.52	0.70	0.92
Net increase (decrease) from operations	0.40	0.11	0.67	0.83	1.10
Dividends from net investment income	(0.22)	(0.49)	(0.63)	(0.87)	(0.23)
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.22)	(0.67)	(0.65)	(0.87)	(0.23)
Net asset value, end of year	$11.40	$11.22	$11.78	$11.76	$11.80
Total investment return[2]	3.57%	1.08%	5.52%	6.94%	10.16%
Ratios/supplemental data:
Net assets, end of year (000's)	$723	$878	$1,450	$1,907	$2,233
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.13%	2.12%	2.12%[3]	2.11%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%	2.16%	2.17%[3]	2.21%	2.21%
Net investment income to average net assets	1.47%	1.50%	1.22%	1.08%	1.56%
Portfolio turnover	111%	175%	260%	244%	274%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[1]	0.20	0.20	0.18	0.16	0.21
Net realized and unrealized gains (losses) from investment activities	0.23	(0.06)	0.53	0.70	0.92
Net increase from operations	0.43	0.14	0.71	0.86	1.13
Dividends from net investment income	(0.25)	(0.52)	(0.67)	(0.90)	(0.26)
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.25)	(0.70)	(0.69)	(0.90)	(0.26)
Net asset value, end of year	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[2]	3.86%	1.35%	5.82%	7.24%	10.43%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,347	$7,499	$8,736	$8,754	$9,633
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.85%	1.87%	1.86%[3]	1.85%	1.83%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.85%	1.89%	1.92%[3]	1.93%	1.97%
Net investment income to average net assets	1.74%	1.75%	1.50%	1.34%	1.84%
Portfolio turnover	111%	175%	260%	244%	274%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.19	$11.75	$11.73	$11.78	$10.91
Net investment income[1]	0.29	0.29	0.28	0.26	0.30
Net realized and unrealized gains (losses) from investment activities	0.22	(0.06)	0.52	0.69	0.92
Net increase from operations	0.51	0.23	0.80	0.95	1.22
Dividends from net investment income	(0.34)	(0.61)	(0.76)	(1.00)	(0.35)
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.34)	(0.79)	(0.78)	(1.00)	(0.35)
Net asset value, end of year	$11.36	$11.19	$11.75	$11.73	$11.78
Total investment return[2]	4.67%	2.21%	6.67%	8.01%	11.34%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,113	$7,077	$9,285	$9,673	$12,429
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.03%[4]	1.05%[4]	1.06%[3,4]	1.05%	1.04%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.03%	1.05%	1.06%[3]	1.08%	1.09%
Net investment income to average net assets	2.58%[4]	2.57%[4]	2.30%[4]	2.14%	2.61%
Portfolio turnover	111%	175%	260%	244%	274%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.20	$11.76	$11.74	$11.78	$10.91
Net investment income[1]	0.28	0.28	0.27	0.25	0.30
Net realized and unrealized gains (losses) from investment activities	0.23	(0.06)	0.52	0.70	0.92
Net increase from operations	0.51	0.22	0.79	0.95	1.22
Dividends from net investment income	(0.33)	(0.60)	(0.75)	(0.99)	(0.35)
Distributions from net realized gains from investment activities	—	(0.18)	(0.02)	—	—
Total dividends and distributions	(0.33)	(0.78)	(0.77)	(0.99)	(0.35)
Net asset value, end of year	$11.38	$11.20	$11.76	$11.74	$11.78
Total investment return[2]	4.62%	2.11%	6.58%	8.02%	11.31%
Ratios/supplemental data:
Net assets, end of year (000s)	$440,787	$349,676	$274,572	$203,450	$139,300
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.14%[3]	1.13%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%	1.27%	1.29%[3]	1.32%	1.30%
Net investment income to average net assets	2.49%	2.49%	2.25%	2.07%	2.57%
Portfolio turnover	111%	175%	260%	244%	274%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class Y	Class P
	For the year ended July 31, 2007	For the period ended July 31, 2006[1]	For the period ended July 24, 2006[2,3]	For the year ended July 31, 2007	For the period ended July 31, 2006[4]
Net asset value, beginning of period	$9.81	$9.95	$10.00	$9.81	$9.95
Net investment income[5]	0.60	0.11	0.17	0.62	0.14
Net realized and unrealized losses from investment activities	(0.23)	(0.10)	(0.22)	(0.22)	(0.09)
Net increase (decrease) from operations	0.37	0.01	(0.05)	0.40	0.05
Dividends from net investment income	(0.58)	(0.15)	(0.14)	(0.60)	(0.19)
Net asset value, end of period	$9.60	$9.81	$9.81	$9.61	$9.81
Total investment return[6]	3.66%	0.15%	(0.45)%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$741	$345	$—	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%	1.35%[7]	1.10%[7]	1.10%	1.10%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.96%	7.56%[7]	2.32%[7]	1.72%	8.16%[7]
Net investment income to average net assets	5.96%	6.04%[7]	5.94%[7]	6.24%	6.34%[7]
Portfolio turnover	26%	39%	39%	26%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  At July 25, 2006 there were no shares outstanding.

4  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

5  Calculated using the average month-end shares outstanding for the period.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$22.35	$20.64	$17.56	$15.39	$14.83
Net investment income	0.23 [1]	0.22 [1]	0.22 [1]	0.18	0.15
Net realized and unrealized gains from investment activities	2.80	2.16	3.06	2.13	0.55
Net increase from operations	3.03	2.38	3.28	2.31	0.70
Dividends from net investment income	(0.23)	(0.20)	(0.20)	(0.14)	(0.14)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.97)	(0.67)	(0.20)	(0.14)	(0.14)
Net asset value, end of year	$22.41	$22.35	$20.64	$17.56	$15.39
Total investment return[2]	13.94%	11.77%	18.78%	15.06%	4.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$291,942	$292,632	$306,916	$305,359	$296,936
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.08%	1.14%[3]	1.15%[3]	1.21%	1.21%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.21%	1.27%	1.27%	1.31%	1.33%
Net investment income to average net assets	0.99%	1.03%[3]	1.16%[3]	0.98%	1.01%
Portfolio turnover	105%	95%	74%	73%	72%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemptions fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$22.34	$20.62	$17.50	$15.34	$14.75
Net investment income	0.04 [1]	0.03 [1]	0.07 [1]	0.02	0.02
Net realized and unrealized gains from investment activities	2.79	2.16	3.05	2.14	0.57
Net increase from operations	2.83	2.19	3.12	2.16	0.59
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.74)	(0.47)	—	—	—
Net asset value, end of year	$22.43	$22.34	$20.62	$17.50	$15.34
Total investment return[2]	13.00%	10.77%	17.83%	14.08%	4.00%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,872	$5,289	$8,554	$23,273	$58,523
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.98%	2.00%	2.02%[3]	2.04%[3]	2.01%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.11%	2.13%	2.13%	2.14%	2.13%
Net investment income to average net assets	0.18%	0.16%	0.36%[3]	0.16%[3]	0.21%
Portfolio turnover	105%	95%	74%	73%	72%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$22.29	$20.58	$17.50	$15.34	$14.75
Net investment income	0.05 [1]	0.05 [1]	0.07 [1]	0.03	0.03
Net realized and unrealized gains from investment activities	2.80	2.15	3.05	2.14	0.57
Net increase from operations	2.85	2.20	3.12	2.17	0.60
Dividends from net investment income	(0.04)	(0.02)	(0.04)	(0.01)	(0.01)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(2.78)	(0.49)	(0.04)	(0.01)	(0.01)
Net asset value, end of year	$22.36	$22.29	$20.58	$17.50	$15.34
Total investment return[2]	13.11%	10.86%	17.87%	14.14%	4.04%
Ratios/supplemental data:
Net assets, end of year (000's)	$35,110	$36,374	$40,113	$41,701	$46,437
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.86%	1.93%[3]	1.94%[3]	2.00%[3]	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.00%	2.06%	2.06%	2.10%	2.12%
Net investment income to average net assets	0.21%	0.24%[3]	0.38%[3]	0.19%[3]	0.22%
Portfolio turnover	105%	95%	74%	73%	72%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$22.45	$20.70	$17.60	$15.41	$14.85
Net investment income	0.30 [1]	0.30 [1]	0.28 [1]	0.24	0.20
Net realized and unrealized gains from investment activities	2.82	2.17	3.07	2.14	0.55
Net increase from operations	3.12	2.47	3.35	2.38	0.75
Dividends from net investment income	(0.32)	(0.25)	(0.25)	(0.19)	(0.19)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(3.06)	(0.72)	(0.25)	(0.19)	(0.19)
Net asset value, end of year	$22.51	$22.45	$20.70	$17.60	$15.41
Total investment return[2]	14.36%	12.20%	19.17%	15.49%	5.19%
Ratios/supplemental data:
Net assets, end of year (000's)	$45,177	$43,234	$42,046	$37,336	$36,448
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.74%	0.77%	0.83%[3]	0.85%[3]	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%	0.90%	0.95%	0.95%	0.97%
Net investment income to average net assets	1.32%	1.40%	1.48%[3]	1.33%[3]	1.35%
Portfolio turnover	105%	95%	74%	73%	72%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$22.38	$20.66	$17.58	$15.40	$14.84
Net investment income	0.28 [1]	0.28 [1]	0.26 [1]	0.19	0.17
Net realized and unrealized gains from investment activities	2.82	2.16	3.07	2.18	0.57
Net increase from operations	3.10	2.44	3.33	2.37	0.74
Dividends from net investment income	(0.30)	(0.25)	(0.25)	(0.19)	(0.18)
Distributions from net realized gains from investment activities	(2.74)	(0.47)	—	—	—
Total dividends and distributions	(3.04)	(0.72)	(0.25)	(0.19)	(0.18)
Net asset value, end of year	$22.44	$22.38	$20.66	$17.58	$15.40
Total investment return[2]	14.26%	12.07%	19.03%	15.40%	5.09%
Ratios/supplemental data:
Net assets, end of year (000s)	$1,306,425	$1,078,221	$837,901	$598,934	$400,188
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.83%	0.86%	0.91%[3]	0.96%	0.97%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%	0.99%	1.03%	1.06%	1.07%
Net investment income to average net assets	1.23%	1.30%	1.38%[3]	1.21%	1.24%
Portfolio turnover	105%	95%	74%	73%	72%

1  Calculated using the average month-end shares outstanding for the year.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007[1]	2006	2005	2004	2003[2]
Net asset value, beginning of year	$15.75	$15.83	$13.50	$12.78	$11.49
Net investment loss[3]	(0.02)	(0.03)	(0.02)	(0.07)	(0.05)
Net realized and unrealized gains (losses) from investment activities	2.45	(0.05)	2.35	0.79	1.34
Net increase (decrease) from operations	2.43	(0.08)	2.33	0.72	1.29
Net asset value, end of year	$18.18	$15.75	$15.83	$13.50	$12.78
Total investment return[4]	15.43%	(0.51)%	17.26%	5.63%	11.23%
Ratios/supplemental data:
Net assets, end of year (000's)	$80,334	$82,201	$95,264	$98,710	$109,326
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.20%	1.23%	1.28%[5]	1.30%[5]	1.25%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.25%	1.28%	1.32%	1.36%	1.40%
Net investment loss to average net assets	(0.10)%	(0.18)%	(0.11)%[5]	(0.48)%[5]	(0.46)%
Portfolio turnover	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007[1]	2006	2005	2004	2003[2]
Net asset value, beginning of year	$15.05	$15.25	$13.12	$12.53	$11.36
Net investment loss[3]	(0.15)	(0.16)	(0.13)	(0.18)	(0.15)
Net realized and unrealized gains (losses) from investment activities	2.32	(0.04)	2.26	0.77	1.32
Net increase (decrease) from operations	2.17	(0.20)	2.13	0.59	1.17
Net asset value, end of year	$17.22	$15.05	$15.25	$13.12	$12.53
Total investment return[4]	14.42%	(1.31)%	16.24%	4.71%	10.30%
Ratios/supplemental data:
Net assets, end of year (000's)	$643	$1,450	$3,185	$6,038	$10,503
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.10%	2.16%	2.16%	2.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.24%	2.27%	2.27%	2.27%	2.31%
Net investment loss to average net assets	(0.90)%	(1.09)%	(0.98)%	(1.35)%	(1.29)%
Portfolio turnover	95%	64%	79%	82%	107%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007[1]	2006	2005	2004	2003[2]
Net asset value, beginning of year	$15.08	$15.27	$13.14	$12.54	$11.36
Net investment income (loss)[3]	(0.16)	(0.16)	(0.13)	(0.17)	(0.14)
Net realized and unrealized gains (losses) from investment activities	2.34	(0.03)	2.26	0.77	1.32
Net increase (decrease) from operations	2.18	(0.19)	2.13	0.60	1.18
Dividends from net investment income	—	—	—	—	—
Net asset value, end of year	$17.26	$15.08	$15.27	$13.14	$12.54
Total investment return[4]	14.46%	(1.24)%	16.21%	4.78%	10.39%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,488	$7,586	$9,944	$11,152	$12,598
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[5]	2.07%[5]	2.11%[5]	2.11%	2.05%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%	2.12%	2.15%	2.19%	2.24%
Net investment income (loss) to average net assets	(0.95)%[5]	(1.03)%[5]	(0.94)%[5]	(1.29)%	(1.26)%
Portfolio turnover	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007[1]	2006	2005	2004	2003[2]
Net asset value, beginning of year	$16.05	$16.09	$13.67	$12.88	$11.54
Net investment income (loss)[3]	0.05	0.03	0.04	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investment activities	2.49	(0.04)	2.38	0.80	1.35
Net increase (decrease) from operations	2.54	(0.01)	2.42	0.79	1.34
Dividends from net investment income	(0.05)	(0.03)	—	—	—
Net asset value, end of year	$18.54	$16.05	$16.09	$13.67	$12.88
Total investment return[4]	15.90%	(0.10)%	17.70%	6.13%	11.61%
Ratios/supplemental data:
Net assets, end of year (000's)	$26,125	$22,668	$25,014	$22,647	$23,829
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.82%	0.85%[5]	0.85%	0.89%	0.90%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.86%	0.89%	0.90%	0.93%	0.98%
Net investment income (loss) to average net assets	0.27%	0.20%[5]	0.30%	(0.07)%	(0.11)%
Portfolio turnover	95%	64%	79%	82%	107%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007[1]	2006	2005	2004	2003[2]
Net asset value, beginning of year	$15.97	$16.02	$13.62	$12.85	$11.53
Net investment income (loss)[3]	0.03	0.02	0.03	(0.02)	(0.03)
Net realized and unrealized gains (losses) from investment activities	2.49	(0.05)	2.37	0.79	1.35
Net increase (decrease) from operations	2.52	(0.03)	2.40	0.77	1.32
Dividends from net investment income	(0.04)	(0.02)	—	—	—
Net asset value, end of year	$18.45	$15.97	$16.02	$13.62	$12.85
Total investment return[4]	15.76%	(0.20)%	17.62%	5.99%	11.45%
Ratios/supplemental data:
Net assets, end of year (000s)	$1,231,468	$945,358	$780,687	$546,373	$389,805
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.91%	0.95%[5]	0.97%[5]	1.00%	1.01%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%	1.00%	1.01%	1.05%	1.10%
Net investment income (loss) to average net assets	0.17%	0.12%[5]	0.18%[5]	(0.18)%	(0.22)%
Portfolio turnover	95%	64%	79%	82%	107%

1  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$17.07	$21.80	$19.63	$16.49	$16.10
Net investment income (loss)[2]	0.01	(0.03)	(0.05)	(0.07)	(0.04)
Net realized and unrealized gains (losses) from investment activities	2.97	(0.82)	4.27	3.21	1.57
Net increase (decrease) from operations	2.98	(0.85)	4.22	3.14	1.53
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of year	$19.29	$17.07	$21.80	$19.63	$16.49
Total investment return[3]	17.70%	(4.10)%	22.35%	19.04%	10.88%
Ratios/supplemental data:
Net assets, end of year (000's)	$47,845	$45,583	$55,299	$50,786	$44,758
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.27%	1.30%	1.33%[4]	1.36%[4]	1.36%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.27%	1.30%	1.33%	1.36%	1.40%
Net investment income (loss) to average net assets	0.05%	(0.16)%	(0.27)%[4]	(0.38)%[4]	(0.27)%
Portfolio turnover	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$16.15	$21.00	$19.12	$16.19	$15.95
Net investment income (loss)[2]	(0.14)	(0.18)	(0.21)	(0.21)	(0.16)
Net realized and unrealized gains (losses) from investment activities	2.81	(0.79)	4.14	3.14	1.54
Net increase (decrease) from operations	2.67	(0.97)	3.93	2.93	1.38
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of year	$18.06	$16.15	$21.00	$19.12	$16.19
Total investment return[3]	16.77%	(4.93)%	21.38%	18.10%	10.00%
Ratios/supplemental data:
Net assets, end of year (000's)	$1,006	$1,859	$4,373	$6,683	$10,877
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.14%[4]	2.14%[4]	2.16%[4]	2.17%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.13%	2.14%	2.14%	2.16%	2.20%
Net investment income (loss) to average net assets	(0.80)%	(0.97)%[4]	(1.09)%[4]	(1.19)%[4]	(1.08)%
Portfolio turnover	59%	81%	55%	36%	32%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$16.19	$21.03	$19.13	$16.19	$15.95
Net investment income (loss)[2]	(0.13)	(0.17)	(0.20)	(0.21)	(0.15)
Net realized and unrealized gains (losses) from investment activities	2.82	(0.79)	4.15	3.15	1.53
Net increase (decrease) from operations	2.69	(0.96)	3.95	2.94	1.38
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of year	$18.12	$16.19	$21.03	$19.13	$16.19
Total investment return[3]	16.85%	(4.86)%	21.48%	18.16%	10.00%
Ratios/supplemental data:
Net assets, end of year (000's)	$11,964	$11,552	$14,515	$13,548	$12,759
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.04%	2.08%	2.08%[4]	2.13%[4]	2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.04%	2.08%	2.08%	2.13%	2.19%
Net investment income (loss) to average net assets	(0.71)%	(0.93)%	(1.03)%[4]	(1.15)%[4]	(1.07)%
Portfolio turnover	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$17.39	$22.07	$19.78	$16.56	$16.13
Net investment income (loss)[2]	0.07	0.03	0.02	(0.01)	(0.01)
Net realized and unrealized gains (losses) from investment activities	3.03	(0.83)	4.32	3.23	1.58
Net increase (decrease) from operations	3.10	(0.80)	4.34	3.22	1.57
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of year	$19.73	$17.39	$22.07	$19.78	$16.56
Total investment return[3]	18.07%	(3.78)%	22.82%	19.44%	11.12%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,980	$4,311	$4,994	$3,754	$1,813
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.94%	0.97%	0.98%[4]	1.04%[4]	1.14%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.97%	0.98%	1.04%	1.16%
Net investment income (loss) to average net assets	0.37%	0.17%	0.08%[4]	(0.05)%[4]	(0.05)%
Portfolio turnover	59%	81%	55%	36%	32%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006[1]	2005	2004	2003
Net asset value, beginning of year	$17.31	$22.02	$19.78	$16.58	$16.14
Net investment income (loss)[2]	0.03	(0.00)[3]	(0.02)	(0.03)	(0.00)[3]
Net realized and unrealized gains (losses) from investment activities	3.02	(0.83)	4.31	3.23	1.58
Net increase (decrease) from operations	3.05	(0.83)	4.29	3.20	1.58
Distributions from net realized gains from investment activities	(0.76)	(3.88)	(2.05)	—	(1.14)
Net asset value, end of year	$19.60	$17.31	$22.02	$19.78	$16.58
Total investment return[4]	17.86%	(3.95)%	22.55%	19.30%	11.18%
Ratios/supplemental data:
Net assets, end of year (000s)	$483,873	$387,514	$366,083	$277,254	$204,028
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[5]	1.16%	1.16%	1.16%	1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.16%	1.18%	1.17%	1.20%	1.25%
Net investment income (loss) to average net assets	0.16%[5]	(0.03)%	(0.10)%	(0.17)%	(0.01)%
Portfolio turnover	59%	81%	55%	36%	32%

1  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management LLC continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of year	$14.45	$17.52	$14.08	$13.08	$10.84
Net investment loss[3]	(0.12)	(0.12)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gains (losses) from investment activities	3.40	(0.58)	3.64	1.13	2.34
Net increase (decrease) from operations	3.28	(0.70)	3.50	1.00	2.24
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of year	$17.30	$14.45	$17.52	$14.08	$13.08
Total investment return[4]	23.00%	(4.22)%	24.91%	7.65%	20.66%
Ratios/supplemental data:
Net assets, end of year (000's)	$49,562	$48,824	$60,328	$60,239	$63,435
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.30%	1.32%	1.33%[5]	1.37%[5]	1.38%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.30%	1.32%	1.33%	1.37%	1.41%
Net investment loss to average net assets	(0.77)%	(0.78)%	(0.92)%[5]	(0.88)%[5]	(0.87)%
Portfolio turnover	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of year	$13.68	$16.86	$13.68	$12.82	$10.71
Net investment loss[3]	(0.23)	(0.24)	(0.28)	(0.24)	(0.19)
Net realized and unrealized gains (losses) from investment activities	3.20	(0.57)	3.52	1.10	2.30
Net increase (decrease) from operations	2.97	(0.81)	3.24	0.86	2.11
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of year	$16.22	$13.68	$16.86	$13.68	$12.82
Total investment return[4]	22.02%	(5.13)%	23.73%	6.71%	19.70%
Ratios/supplemental data:
Net assets, end of year (000's)	$310	$696	$1,915	$2,836	$5,334
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.19%	2.27%	2.23%	2.24%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.30%	2.27%	2.28%	2.24%	2.30%
Net investment loss to average net assets	(1.58)%	(1.62)%	(1.85)%	(1.74)%	(1.72)%
Portfolio turnover	109%	134%	60%	85%	50%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments (continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of year	$13.74	$16.90	$13.70	$12.83	$10.71
Net investment loss[3]	(0.24)	(0.24)	(0.26)	(0.24)	(0.18)
Net realized and unrealized gains (losses) from investment activities	3.23	(0.55)	3.52	1.11	2.30
Net increase (decrease) from operations	2.99	(0.79)	3.26	0.87	2.12
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of year	$16.30	$13.74	$16.90	$13.70	$12.83
Total investment return[4]	22.14%	(4.98)%	23.84%	6.78%	19.79%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,712	$6,709	$8,337	$8,850	$9,459
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.08%	2.11%	2.15%[5]	2.16%[5]	2.18%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.08%	2.11%	2.15%	2.16%	2.22%
Net investment loss to average net assets	(1.55)%	(1.56)%	(1.74)%[5]	(1.68)%[5]	(1.67)%
Portfolio turnover	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of year	$14.72	$17.74	$14.21	$13.15	$10.87
Net investment loss[3]	(0.07)	(0.07)	(0.09)	(0.07)	(0.08)
Net realized and unrealized gains (losses) from investment activities	3.49	(0.58)	3.68	1.13	2.36
Net increase (decrease) from operations	3.42	(0.65)	3.59	1.06	2.28
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of year	$17.71	$14.72	$17.74	$14.21	$13.15
Total investment return[4]	23.54%	(3.86)%	25.32%	8.06%	20.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$6,022	$4,279	$4,057	$2,980	$1,372
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%	0.95%	0.96%	0.97%[5]	1.22%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%	0.95%	0.96%	0.97%	1.16%
Net investment loss to average net assets	(0.41)%	(0.41)%	(0.55)%	(0.50)%[5]	(0.69)%[5]
Portfolio turnover	109%	134%	60%	85%	50%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P
For the years ended July 31,

	2007[1]	2006[2]	2005	2004	2003
Net asset value, beginning of year	$14.67	$17.72	$14.22	$13.18	$10.88
Net investment loss[3]	(0.10)	(0.10)	(0.11)	(0.10)	(0.06)
Net realized and unrealized gains (losses) from investment activities	3.47	(0.58)	3.67	1.14	2.36
Net increase (decrease) from operations	3.37	(0.68)	3.56	1.04	2.30
Distributions from net realized gains from investment activities	(0.43)	(2.37)	(0.06)	—	—
Net asset value, end of year	$17.61	$14.67	$17.72	$14.22	$13.18
Total investment return[4]	23.28%	(4.05)%	25.08%	7.89%	21.14%
Ratios/supplemental data:
Net assets, end of year (000s)	$500,929	$380,197	$356,839	$262,516	$216,911
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.09%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.16%	1.18%	1.18%	1.17%	1.22%
Net investment loss to average net assets	(0.60)%	(0.59)%	(0.72)%	(0.65)%	(0.57)%
Portfolio turnover	109%	134%	60%	85%	50%

1  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

3  Calculated using the average month-end shares outstanding for the year.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of year	$19.03	$15.46	$12.96	$10.37	$10.08
Net investment income (loss)	0.29 [2]	0.30 [2]	0.21 [2]	0.04 [2]	0.09
Net realized and unrealized gains from investment activities	4.09	3.50	2.35	2.60	0.21
Net increase from operations	4.38	3.80	2.56	2.64	0.30
Dividends from net investment income	(0.35)	(0.23)	(0.06)	(0.05)	(0.01)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—
Total dividends and distributions	(2.14)	(0.23)	(0.06)	(0.05)	(0.01)
Net asset value, end of year	$21.27	$19.03	$15.46	$12.96	$10.37
Total investment return[3]	24.14%	24.77%	19.78%	25.47%	2.95%
Ratios/supplemental data:
Net assets, end of year (000's)	$130,966	$111,153	$97,046	$92,590	$90,630
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.38%	1.47%[4]	1.55%[4]	1.59%[4]	1.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.38%	1.47%	1.55%	1.59%	1.62%
Net investment income (loss) to average net assets	1.42%	1.73%[4]	1.45%[4]	0.33%[4]	0.92%
Portfolio turnover	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of year	$18.60	$15.07	$12.71	$10.23	$10.05
Net investment income (loss)	0.07 [2]	0.12 [2]	0.05 [2]	(0.09)[2]	(0.03)
Net realized and unrealized gains from investment activities	4.04	3.43	2.31	2.57	0.21
Net increase from operations	4.11	3.55	2.36	2.48	0.18
Dividends from net investment income	(0.12)	(0.02)	—	—	—
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—
Total dividends and distributions	(1.91)	(0.02)	—	—	—
Net asset value, end of year	$20.80	$18.60	$15.07	$12.71	$10.23
Total investment return[3]	23.03%	23.60%	18.57%	24.24%	1.79%
Ratios/supplemental data:
Net assets, end of year (000's)	$489	$740	$831	$976	$1,235
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.27%	2.45%[4]	2.55%[4]	2.63%	2.58%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.27%	2.45%	2.55%	2.64%	2.65%
Net investment income (loss) to average net assets	0.37%	0.73%[4]	0.39%[4]	(0.73)%	(0.18)%
Portfolio turnover	61%	52%	39%	117%	88%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of year	$18.65	$15.16	$12.76	$10.25	$10.04
Net investment income (loss)	0.12 [2]	0.14 [2]	0.09 [2]	(0.06)[2]	0.00 [3]
Net realized and unrealized gains from investment activities	4.01	3.44	2.31	2.57	0.21
Net increase from operations	4.13	3.58	2.40	2.51	0.21
Dividends from net investment income	(0.18)	(0.09)	—	—	—
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—
Total dividends and distributions	(1.97)	(0.09)	—	—	—
Net asset value, end of year	$20.81	$18.65	$15.16	$12.76	$10.25
Total investment return[4]	23.13%	23.68%	18.81%	24.49%	2.09%
Ratios/supplemental data:
Net assets, end of year (000's)	$8,856	$8,168	$8,099	$7,576	$7,598
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.18%	2.32%[5]	2.35%[5]	2.44%[5]	2.41%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.18%	2.32%	2.35%	2.44%	2.48%
Net investment income (loss) to average net assets	0.60%	0.84%[5]	0.64%[5]	(0.53)%[5]	0.05%
Portfolio turnover	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of year	$19.06	$15.49	$12.98	$10.37	$10.09
Net investment income (loss)	0.36 [2]	0.38 [2]	0.28 [2]	0.10 [2]	0.13
Net realized and unrealized gains from investment activities	4.10	3.49	2.36	2.60	0.19
Net increase from operations	4.46	3.87	2.64	2.70	0.32
Dividends from net investment income	(0.43)	(0.30)	(0.13)	(0.09)	(0.04)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—
Total dividends and distributions	(2.22)	(0.30)	(0.13)	(0.09)	(0.04)
Net asset value, end of year	$21.30	$19.06	$15.49	$12.98	$10.37
Total investment return[4]	24.55%	25.25%	20.35%	26.12%	3.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$65,377	$53,388	$45,107	$39,474	$33,813
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.02%	1.06%	1.11%	1.15%	1.21%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%	1.06%	1.11%	1.15%	1.19%
Net investment income (loss) to average net assets	1.78%	2.14%	1.93%	0.80%	1.25%[5]
Portfolio turnover	61%	52%	39%	117%	88%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005[1]	2004[1]	2003
Net asset value, beginning of year	$19.03	$15.46	$12.96	$10.36	$10.08
Net investment income	0.35 [2]	0.37 [2]	0.27 [2]	0.09 [2]	0.11
Net realized and unrealized gains from investment activities	4.09	3.48	2.34	2.59	0.20
Net increase from operations	4.44	3.85	2.61	2.68	0.31
Dividends from net investment income	(0.41)	(0.28)	(0.11)	(0.08)	(0.03)
Distributions from net realized gains from investment activities	(1.79)	—	—	—	—
Total dividends and distributions	(2.20)	(0.28)	(0.11)	(0.08)	(0.03)
Net asset value, end of year	$21.27	$19.03	$15.46	$12.96	$10.36
Total investment return[3]	24.48%	25.17%	20.16%	25.93%	3.10%
Ratios/supplemental data:
Net assets, end of year (000s)	$1,173,137	$900,603	$625,091	$425,956	$250,224
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.12%	1.17%	1.24%[4]	1.30%	1.35%[4]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.12%	1.17%	1.24%	1.30%	1.31%
Net investment income to average net assets	1.70%	2.09%	1.83%[4]	0.73%	1.21%[4]
Portfolio turnover	61%	52%	39%	117%	88%

1  A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of year	$18.30	$15.13	$10.55	$8.88	$7.74
Net investment income (loss)[2]	0.21	0.21	0.15	0.02	0.07
Net realized and unrealized gains from investment activities	8.02	3.10	4.43	1.65	1.07
Net increase from operations	8.23	3.31	4.58	1.67	1.14
Dividends from net investment income	(0.22)	(0.14)	(0.00)[3]	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—
Total dividends and distributions	(2.92)	(0.14)	(0.00)[3]	—	—
Net asset value, end of year	$23.61	$18.30	$15.13	$10.55	$8.88
Total investment return[4]	49.16%	21.97%	43.42%	18.81%	14.73%
Ratios/supplemental data:
Net assets, end of year (000's)	$31,216	$21,651	$16,691	$11,965	$9,810
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.89%	1.97%[5]	2.09%[5]	2.13%[5]	2.18%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.89%	1.97%	2.09%	2.13%	2.36%
Net investment income (loss) to average net assets	1.05%	1.20%[5]	1.13%[5]	0.20%[5]	0.91%
Portfolio turnover	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class B
	For the years ended July 31,
	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of year	$17.60	$14.55	$10.25	$8.70	$7.66
Net investment income (loss)[2]	0.04	0.05	0.01	(0.09)	(0.04)
Net realized and unrealized gains from investment activities	7.69	3.00	4.29	1.64	1.08
Net increase from operations	7.73	3.05	4.30	1.55	1.04
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—
Total dividends and distributions	(2.72)	—	—	—	—
Net asset value, end of year	$22.61	$17.60	$14.55	$10.25	$8.70
Total investment return[4]	47.95%	20.96%	41.95%	17.82%	13.58%
Ratios/supplemental data:
Net assets, end of year (000's)	$535	$522	$690	$857	$2,235
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.69%	2.86%[5]	3.02%[5]	3.03%[5]	2.91%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.69%	2.86%	3.02%	3.03%	3.18%
Net investment income (loss) to average net assets	0.20%	0.29%[5]	0.11%[5]	(0.90)%[5]	(0.51)%
Portfolio turnover	54%	84%	119%	128%	214%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments
(continued)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C
	For the years ended July 31,
	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of year	$17.62	$14.58	$10.25	$8.69	$7.66
Net investment income (loss)[2]	0.06	0.07	0.04	(0.07)	(0.01)
Net realized and unrealized gains from investment activities	7.69	3.00	4.29	1.63	1.04
Net increase from operations	7.75	3.07	4.33	1.56	1.03
Dividends from net investment income	(0.06)	(0.03)	—	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—
Total dividends and distributions	(2.76)	(0.03)	—	—	—
Net asset value, end of year	$22.61	$17.62	$14.58	$10.25	$8.69
Total investment return[3]	48.03%	21.06%	42.24%	17.95%	13.45%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,461	$5,484	$4,625	$3,768	$3,752
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.64%	2.78%[4]	2.86%[4]	2.91%[4]	2.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.64%	2.78%	2.86%	2.91%	3.15%
Net investment income (loss) to average net assets	0.30%	0.40%[4]	0.35%[4]	(0.64)%[4]	(0.17)%
Portfolio turnover	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

	Class Y
	For the years ended July 31,
	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of year	$18.53	$15.30	$10.66	$8.94	$7.77
Net investment income (loss)[2]	0.30	0.30	0.23	0.09	0.16
Net realized and unrealized gains from investment activities	8.12	3.13	4.45	1.63	1.01
Net increase from operations	8.42	3.43	4.68	1.72	1.17
Dividends from net investment income	(0.30)	(0.20)	(0.04)	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—
Total dividends and distributions	(3.00)	(0.20)	(0.04)	—	—
Net asset value, end of year	$23.95	$18.53	$15.30	$10.66	$8.94
Total investment return[3]	49.74%	22.52%	43.97%	19.24%	15.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$29,576	$20,201	$14,518	$5,017	$1,380
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.52%	1.56%	1.67%	1.71%[4]	1.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.52%	1.56%	1.67%	1.71%	2.01%
Net investment income (loss) to average net assets	1.44%	1.64%	1.72%	0.78%[4]	2.03%
Portfolio turnover	54%	84%	119%	128%	214%

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2007	2006	2005[1]	2004	2003[1]
Net asset value, beginning of year	$18.44	$15.25	$10.64	$8.94	$7.79
Net investment income[2]	0.23	0.21	0.17	0.04	0.07
Net realized and unrealized gains from investment activities	8.09	3.13	4.45	1.66	1.08
Net increase from operations	8.32	3.34	4.62	1.70	1.15
Dividends from net investment income	(0.22)	(0.15)	(0.01)	—	—
Distributions from net realized gains from investment activities	(2.70)	—	—	—	—
Total dividends and distributions	(2.92)	(0.15)	(0.01)	—	—
Net asset value, end of year	$23.84	$18.44	$15.25	$10.64	$8.94
Total investment return[3]	49.31%	21.98%	43.46%	19.02%	14.76%
Ratios/supplemental data:
Net assets, end of year (000s)	$374,910	$259,321	$199,403	$117,746	$78,462
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.82%	1.98%[4]	2.00%	2.00%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82%	1.98%	2.05%	2.08%	2.30%
Net investment income to average net assets	1.13%	1.20%[4]	1.28%	0.37%	0.98%
Portfolio turnover	54%	84%	119%	128%	214%

1  Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average month-end shares outstanding for the year.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A	Class C	Class Y	Class P
	For the period ended July 31, 2007[1]	For the period ended July 31, 2007[1]	For the period ended February 15, 2007[2,3]	For the period ended July 31, 2007[4]
Net asset value, beginning of period	$9.84	$9.84	$10.00	$10.26
Net investment income[5]	0.09	0.05	0.06	0.09
Net realized and unrealized gains (losses) from investment activities	(0.35)	(0.36)	0.97	(0.79)
Net increase (decrease) from operations	(0.26)	(0.31)	1.03	(0.70)
Dividends from net investment income	(0.04)	(0.04)	(0.04)	—
Net asset value, end of period	$9.54	$9.49	$10.99	$9.56
Total investment return[6]	(2.63)%	(3.16)%	10.39%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,199	$343	$—	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%[7]	2.20%[7]	1.20%[7]	1.20%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	3.06%[7]	3.78%[7]	1.92%[7]	3.02%[7]
Net investment income to average net assets	1.47%[7]	0.84%[7]	3.07%[7]	1.75%[7]
Portfolio turnover	38%	38%	38%	38%

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  At February 16, 2007 there were no shares outstanding.

4  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

5  Calculated using the average month-end shares outstanding for the period.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A		Class B
	For the year ended July 31, 2007	For the period ended July 31, 2006[1]	For the year ended July 31, 2007	For the period ended July 31, 2006[2]
Net asset value, beginning of period	$9.93	$10.01	$9.91	$9.84
Net investment income[6]	0.13	0.03	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	1.26	(0.11)	1.29	0.06
Net increase (decrease) from operations	1.39	(0.08)	1.31	0.07
Dividends from net investment income	(0.05)	—	(0.03)	—
Net asset value, end of period	$11.27	$9.93	$11.19	$9.91
Total investment return[7]	14.09%	(0.80)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$64,409	$10,393	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.52%	2.14%[8]	3.23%	2.83%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.69%	4.24%[8]	3.68%	5.09%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager excluding dividend and interest expense for securities sold short	1.88%	1.66%[8]	2.63%	2.38%[8]
Net investment income to average net assets	1.21%	1.30%[8]	0.31%	0.41%[8]
Portfolio turnover	178%	54%	178%	54%

1  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

2  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

3  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006.

5  At July 27, 2006 there were no shares outstanding.

6  Calculated using the average month-end shares outstanding for the period.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

See accompanying notes to financial statements

	Class C		Class Y	Class P
	For the year ended July 31, 2007	For the period ended July 31, 2006[3]	For the period ended July 26, 2006[4,5]	For the year ended July 31, 2007	For the period ended July 31, 2006[1]
Net asset value, beginning of period	$9.91	$9.97	$10.00	$9.94	$10.01
Net investment income[6]	0.05	0.02	0.06	0.16	0.03
Net realized and unrealized gains (losses) from investment activities	1.26	(0.08)	(0.20)	1.26	(0.10)
Net increase (decrease) from operations	1.31	(0.06)	(0.14)	1.42	(0.07)
Dividends from net investment income	(0.02)	—	—	(0.06)	—
Net asset value, end of period	$11.20	$9.91	$9.86	$11.30	$9.94
Total investment return[7]	13.23%	(0.60)%	(1.40)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,843	$302	$—	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	3.28%	2.84%[8]	1.76%[8]	2.28%	1.90%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	3.45%	4.35%[8]	2.34%[8]	2.43%	4.12%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager excluding dividend and interest expense for securities sold short	2.65%	2.40%[8]	1.41%[8]	1.64%	1.41%[8]
Net investment income to average net assets	0.56%	0.66%[8]	1.94%[8]	1.44%	1.47%[8]
Portfolio turnover	178%	54%	54%	178%	54%

UBS PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. (Effective on or about October 1, 2007, Class B shares will cease being offered, with exceptions for existing shareholders for exchanges or reinvesting dividends.) Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and

UBS PACE Select Advisors Trust

Notes to financial statements

disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date

UBS PACE Select Advisors Trust

Notes to financial statements

(or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using foreign currency exchange rates determined as of the close of regular trading on the NYSE; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a

UBS PACE Select Advisors Trust

Notes to financial statements

correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another. UBS PACE Alternative Strategies Investments may also enter into foreign currency strategies for purposes of risk management, efficient asset allocation and in pursuit of its investment objective.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At July 31, 2007 UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $182,173,898, $35,919,868 and $40,318,359, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

UBS PACE Select Advisors Trust

Notes to financial statements

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended July 31, 2007 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments was as follows:

	UBS PACE Government Securities Fixed Income Investments		UBS PACE Strategic Fixed Income Investments		UBS PACE Alternative Strategies Investments
	Number of contracts (000)	Amount of premiums received	Number of contracts (000)	Amount of premiums received	Number of contracts	Amount of premiums received
Options outstanding at July 31, 2006	60,900	$575,705	57,500	$398,221	92	$140,808
Options written	—	—	112,500	1,451,625	15,447	8,470,366
Options terminated in closing purchase transactions	—	—	(54,800)	(618,631)	(5,948)	(4,254,395)
Options expired prior to exercise	(60,900)	(575,705)	(34,500)	(223,642)	(8,057)	(3,212,355)
Options exercised	—	—	—	—	(281)	(203,603)
Options outstanding at July 31, 2007*	—	$—	80,700	$1,007,573	1,253	$940,821

*  For additional information regarding the written options outstanding at July 31, 2007, please refer to the footnotes in the Portfolio of investments for the respective Portfolios.

Written call options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $623,604 and $122,813 for UBS PACE Strategic Fixed Income Investments and UBS PACE Alternative Strategies Investments, respectively at July 31, 2007.

Written put options—In the event that the counterparty (usually a securities dealer or a bank) to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding. At July 31, 2007, none of the Portfolios held written put options.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid or the loss of the benefit of the transaction should the counterparty default. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or

UBS PACE Select Advisors Trust

Notes to financial statements

purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more

UBS PACE Select Advisors Trust

Notes to financial statements

accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the period ended July 31, 2007.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the period ended July 31, 2007.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. UBS PACE Alternative Strategies Investments may also enter into swap transactions for purposes of risk management, efficient asset allocation and in pursuit of its investment objective. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At July 31, 2007, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE Government Securities Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio	Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
USD	13,800	12/19/14	5.359%[2]	5.000%		$442,980	$(312,198)	$130,782
USD	3,000	12/15/15	5.000	5.359	[2]	150	$89,650	89,800
USD	9,800	12/19/17	5.000	5.359	[2]	(480,690)	388,373	(92,317)
USD	10,000	12/19/17	5.000	5.359	[2]	(576,200)	396,299	(179,901)
USD	12,600	12/19/17	5.000	5.359	[2]	(628,110)	499,337	(128,773)
USD	15,100	12/19/17	5.000	5.359	[2]	(893,920)	598,411	(295,509)
						$(2,135,790)	$1,659,872	$(475,918)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments—Interest rate swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BRL	36,000	01/04/10	11.370%[3]		12.948%		$(56,811)	$651,808	$594,997
CAD	6,300	06/20/17	5.500		4.670	[4]	9,514	(21,212)	(11,698)
CAD	71,200	06/20/17	5.500		4.670	[4]	(77,323)	(239,726)	(317,049)
EUR	17,200	12/15/11	4.000		4.385	[5]	(17,977)	600,562	582,585
EUR	19,000	12/15/11	4.000		4.385	[5]	(19,852)	663,411	643,559
EUR	22,800	12/15/11	4.000		4.385	[5]	(873,196)	796,094	(77,102)
EUR	1,200	03/15/12	—	[6]	1.983		(2,461)	(9,546)	(12,007)
EUR	2,400	03/15/12	—	[6]	1.948		(1,764)	(69,909)	(71,673)
GBP	30,800	12/20/08	6.150	[7]	6.000		(148,585)	(130,142)	(278,727)
GBP	26,100	09/15/10	6.150	[7]	5.000		1,927,948	(1,943,400)	(15,452)
GBP	300	12/15/35	4.000		6.150	[7]	(9,899)	26,923	17,024
GBP	6,800	12/15/35	4.000		6.150	[7]	(446,521)	609,714	163,193
GBP	9,800	12/15/35	4.000		6.150	[7]	(62,214)	879,475	817,261
MXN	86,000	11/04/16	7.710	[8]	8.170		(117,558)	(18,860)	(136,418)
NZD	6,435	06/15/09	8.495	[9]	7.250		32,689	(99,090)	(66,401)
USD	29,000	12/19/08	5.359	[2]	5.000		(32,480)	(12,857)	(45,337)
USD	97,100	12/19/08	5.359	[2]	5.000		(78,894)	(43,049)	(121,943)
USD	107,500	12/19/08	5.359	[2]	5.000		(115,025)	(47,660)	(162,685)
USD	15,000	06/18/10	5.000		5.359	[2]	(88,636)	16,962	(71,674)
USD	2,000	12/19/12	5.359	[2]	5.000		54,100	(24,114)	29,986
USD	5,800	12/19/12	5.359	[2]	5.000		149,640	(69,930)	79,710
USD	22,500	12/19/12	5.359	[2]	5.000		521,213	(271,282)	249,931
USD	34,000	12/19/12	5.359	[2]	5.000		792,880	(409,937)	382,943
USD	141,300	12/19/12	5.359	[2]	5.000		3,597,931	(1,703,649)	1,894,282
USD	37,900	12/21/16	5.000		5.359	[2]	(198,596)	1,011,951	813,355
USD	8,500	12/19/17	5.000		5.359	[2]	(579,275)	336,854	(242,421)
USD	15,900	12/19/17	5.000		5.359	[2]	(606,108)	630,115	24,007
USD	26,800	12/19/17	5.000		5.359	[2]	(1,581,937)	1,062,081	(519,856)
USD	31,300	12/19/17	5.000		5.359	[2]	(1,735,872)	1,240,415	(495,457)
USD	10,900	06/18/18	5.000		5.359	[2]	(254,660)	452,807	198,147
USD	17,200	06/20/22	5.359	[2]	5.000		585,660	(1,103,161)	(517,501)
USD	18,500	06/20/22	5.359	[2]	5.000		632,700	(1,186,540)	(553,840)
USD	2,800	12/15/25	5.000		5.359	[2]	137,508	216,434	353,942
USD	1,700	06/15/31	6.000		5.359	[2]	(115,175)	(65,744)	(180,919)
USD	2,500	12/17/31	6.000		5.359	[2]	(87,975)	(97,299)	(185,274)
USD	8,900	12/19/37	5.359	[2]	5.000		1,165,900	(885,547)	280,353
							$2,298,889	$742,952	$3,041,841

1  Illiquid securities. These securities represent 0.08% of net assets for UBS PACE Government Securities Fixed Income Investments and 0.43% of net assets for UBS PACE Strategic Fixed Income Investments as of July 31, 2007.

2  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

3  Rate based on Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate.

4  Rate based on 6 Month LIBOR (CAD on Interbank Offered Rate).

5  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

6  At the maturity date, the Portfolio will make or receive a payment depending on the movement of the France CPI Excluding Tobacco Index, versus the fixed rate set at the inception of the swap.

7  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

8  Rate based on Mexican 28-day TIIE, Tasa de Interes Interbancaria de Equilbrio (Interbank Equilibrium Interest Rate).

9  Rate based on 3 month LIBOR (NZD on Interbank Offered Rate).

BRL  Brazilian Real

UBS PACE Select Advisors Trust

Notes to financial statements

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

MXN  Mexican Peso

NZD  New Zealand Dollar

USD  US Dollar

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

At July 31, 2007, UBS PACE Strategic Fixed Income Investments had outstanding credit default swap contracts with the following terms:

UBS PACE Strategic Fixed Income Investments—Credit default swaps1

			Rate type
	Notional amount (000)	Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Value
USD	1,500	09/20/07	0.000%[2]		0.450%		$(89)
USD	1,600	10/20/07	0.000	[3]	0.440		338
USD	2,900	03/20/08	0.000	[4]	0.750		(27,156)
USD	2,400	09/20/08	0.000	[5]	0.070		810
USD	2,400	06/20/12	1.000		0.000	[6]	33,935
USD	6,650	06/20/12	0.000	[7]	0.472		(170,107)
USD	6,900	06/20/12	0.000	[7]	2.088		(364,927)
USD	11,600	06/20/12	0.000	[7]	0.910		(90,480)
							$(617,676)

1  Illiquid securities. These securities represent 0.00% of net assets as of July 31, 2007.

2  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.875%, due 08/28/12.

3  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Gazprom bond, 8.625%, due 04/28/34.

4  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

5  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Proctor & Gamble bond, 4.950%, due 08/15/14.

6  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Glitnir Banki HF bond, 5.830%, due 01/18/12.

7  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America High Yield Index.

USD  US Dollar

UBS PACE Select Advisors Trust

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Manager and Administrator

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays

UBS PACE Select Advisors Trust

Notes to financial statements

UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Intermediate Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.700% up to $250 million 0.650% above $250 million up to $500 million 0.625% above $500 million up to $750 million 0.600% above $750 million up to $1 billion 0.575% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.600% up to $250 million 0.550% above $250 million up to $500 million 0.525% above $500 million up to $750 million 0.500% above $750 million up to $1 billion 0.475% above $1 billion

UBS PACE Global Fixed Income Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800%*

*  See page 303 for additional information.

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $2 billion 0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $750 million 0.775% above $750 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $2 billion 0.825% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $2 billion 1.025% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.225%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Fischer Francis Trees & Watts, Inc. (and affiliates)[1] Rogge Global Partners plc	0.250% up to $400 million 0.200% above $400 million 0.250%

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Large Co Value Equity Investments	Institutional Capital LLC SSgA Funds Management, Inc. Westwood Management Corp.	0.300% 0.150% 0.300%

UBS PACE Large Co Growth Equity Investments	Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLC[2]	0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Ariel Capital Management LLC Metropolitan West Capital Management, LLC Opus Capital Management, Inc.	0.300% 0.400% 0.450% up to $250 million 0.400% above $250 million

UBS PACE Small/Medium Co Growth Equity Investments	AG Asset Management LLC[3] Copper Rock Capital Partners, LLC[4] Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Asset Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Alternative Strategies Investments[1]	Analytic Investors, Inc. Wellington Management Company, LLP	0.750% up to $200 million 0.700% above $200 million up to $400 million 0.650% above $400 million 0.750% up to $200 million 0.725% above $200 million

1  See page 331 for subsequent events footnote for further information.

2  Wellington Management Company, LLP replaced GE Asset Management, Inc. effective June 1, 2007.

3  ForstmannLeff changed its name to AG Asset Management LLC effective May 1, 2007.

4  Copper Rock Capital Partners, LLC replaced Delaware Management Company, Inc. effective March 1, 2007.

At July 31, 2007, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

Portfolio	Amounts owed
UBS PACE Money Market Investments	$127,236
UBS PACE Government Securities Fixed Income Investments	343,446
UBS PACE Intermediate Fixed Income Investments	214,978
UBS PACE Strategic Fixed Income Investments	392,108
UBS PACE Municipal Fixed Income Investments	148,686
UBS PACE Global Fixed Income Investments	379,057
UBS PACE High Yield Investments	58,340
UBS PACE Large Co Value Equity Investments	991,824
UBS PACE Large Co Growth Equity Investments	863,643
UBS PACE Small/Medium Co Value Equity Investments	398,048
UBS PACE Small/Medium Co Growth Equity Investments	398,891
UBS PACE International Equity Investments	1,060,483
UBS PACE International Emerging Markets Equity Investments	419,882
UBS PACE Global Real Estate Securities Investments	32,233
UBS PACE Alternative Strategies Investments	522,038

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment sub-advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA Funds Management, Inc. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into an additional fee waiver whereby UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets to the following rates: $0 to $250 million, 0.60%; in excess of $250 million up to $500 million, 0.57%; in excess of $500 million up to $1 billion, 0.53%; and over $1 billion, 0.50%.

For the period ended July 31, 2007, UBS Global AM was contractually obligated to waive $2,156,168 and $555,159 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the period ended July 31, 2007, UBS Global AM had the following voluntary expense reimbursements and recoupments. The

UBS PACE Select Advisors Trust

Notes to financial statements

recoupments are included in the investment management and administration fees on the Statements of operations. The expense reimbursements for the period ended July 31, 2007, which are subject to repayment by the Portfolios through July 31, 2010, were as follows:

Portfolio	Expense reimbursements	Recoupments
UBS PACE Money Market Investments	$1,199,238	—
UBS PACE Government Securities Fixed Income Investments	202,458	—
UBS PACE Intermediate Fixed Income Investments	16,914	$94,313
UBS PACE Strategic Fixed Income Investments	19	101,059
UBS PACE Municipal Fixed Income Investments	102,868	—
UBS PACE Global Fixed Income Investments	337,692	2,390
UBS PACE High Yield Investments	300,200	—
UBS PACE Large Co Value Equity Investments	—	—
UBS PACE Large Co Growth Equity Investments	1,430	696
UBS PACE Small/Medium Co Value Equity Investments	—	78,375
UBS PACE Small/Medium Co Growth Equity Investments	112,689	—
UBS PACE International Equity Investments	—	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	285,819	—
UBS PACE Alternative Strategies Investments	360,974	—

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse certain operating expenses for the twelve months ending December 1, 2007 to maintain the total annual ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) at a level not to exceed the following:

Portfolio	Effective 12/01/06
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A1	1.12
UBS PACE Government Securities Fixed Income Investments—Class B1	1.87
UBS PACE Government Securities Fixed Income Investments—Class C1	1.62
UBS PACE Government Securities Fixed Income Investments—Class Y1	0.87
UBS PACE Government Securities Fixed Income Investments—Class P1	0.87
UBS PACE Intermediate Fixed Income Investments—Class A1	1.05
UBS PACE Intermediate Fixed Income Investments—Class B1	1.80
UBS PACE Intermediate Fixed Income Investments—Class C1	1.55
UBS PACE Intermediate Fixed Income Investments—Class Y1	0.80
UBS PACE Intermediate Fixed Income Investments—Class P1	0.80
UBS PACE Strategic Fixed Income Investments—Class A1	1.18
UBS PACE Strategic Fixed Income Investments—Class B1	1.93
UBS PACE Strategic Fixed Income Investments—Class C1	1.68
UBS PACE Strategic Fixed Income Investments—Class Y1	0.93
UBS PACE Strategic Fixed Income Investments—Class P1	0.93
UBS PACE Municipal Fixed Income Investments—Class A1	1.01
UBS PACE Municipal Fixed Income Investments—Class B1	1.76
UBS PACE Municipal Fixed Income Investments—Class C1	1.51
UBS PACE Municipal Fixed Income Investments—Class Y1	0.76
UBS PACE Municipal Fixed Income Investments—Class P1	0.76

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Effective 12/01/06
UBS PACE Global Fixed Income Investments—Class A1	1.38%
UBS PACE Global Fixed Income Investments—Class B1	2.13
UBS PACE Global Fixed Income Investments—Class C1	1.88
UBS PACE Global Fixed Income Investments—Class Y1	1.13
UBS PACE Global Fixed Income Investments—Class P1	1.13
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B	2.10
UBS PACE High Yield Investments—Class C	1.85
UBS PACE High Yield Investments—Class Y	1.10
UBS PACE High Yield Investments—Class P	1.10
UBS PACE Large Co Value Equity Investments—Class A	1.27
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02
UBS PACE Large Co Value Equity Investments—Class Y	1.02
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05
UBS PACE Large Co Growth Equity Investments—Class P	1.05
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments —Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments —Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments —Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments —Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments —Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A2	1.45
UBS PACE Global Real Estate Securities Investments—Class C2	2.20
UBS PACE Global Real Estate Securities Investments—Class Y3	1.20
UBS PACE Global Real Estate Securities Investments—Class P4	1.20

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Effective 12/01/06
UBS PACE Alternative Strategies Investments—Class A	1.95%
UBS PACE Alternative Strategies Investments—Class B	2.70
UBS PACE Alternative Strategies Investments—Class C	2.70
UBS PACE Alternative Strategies Investments—Class Y	1.70
UBS PACE Alternative Strategies Investments—Class P	1.70

1  See page 331 for subsequent events footnote for further information.

2  The share class' effective date is 12/18/06 (commencement of issuance).

3  The share class' effective date is 11/30/06 (commencement of issuance).

4  The share class' effective date is 01/22/07 (commencement of issuance).

Each Portfolio will repay UBS Global AM for any such reimbursed payments during a three-year period following July 31, 2007, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) are otherwise below the expense caps.

At July 31, 2007, the following Portfolios had remaining expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Expense reimbursements subject to repayment	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
UBS PACE Money Market Investments	$3,033,137	$718,836	$1,115,063	$1,199,238
UBS PACE Government Securities Fixed Income Investments—Class A	217,992	131,857	79,695	6,440
UBS PACE Government Securities Fixed Income Investments—Class B	8,061	5,606	2,297	158
UBS PACE Government Securities Fixed Income Investments—Class C	111,000	47,054	41,525	22,421
UBS PACE Government Securities Fixed Income Investments—Class Y	11,624	8,778	2,846	—
UBS PACE Government Securities Fixed Income Investments—Class P	748,542	265,167	309,936	173,439
UBS PACE Intermediate Fixed Income Investments—Class A	64,179	18,529	29,769	15,881
UBS PACE Intermediate Fixed Income Investments—Class B	2,760	1,730	829	201
UBS PACE Intermediate Fixed Income Investments—Class C	5,928	2,749	2,347	832
UBS PACE Intermediate Fixed Income Investments—Class Y	888	606	282	—
UBS PACE Intermediate Fixed Income Investments—Class P	68,601	42,345	26,256	—
UBS PACE Strategic Fixed Income Investments—Class B	1,422	770	633	19
UBS PACE Strategic Fixed Income Investments—Class P	459,894	213,858	246,036	—
UBS PACE Municipal Fixed Income Investments—Class A	155,175	92,476	50,063	12,636
UBS PACE Municipal Fixed Income Investments—Class B	3,968	2,881	953	134
UBS PACE Municipal Fixed Income Investments—Class C	28,668	15,723	9,336	3,609
UBS PACE Municipal Fixed Income Investments—Class Y	479	214	166	99
UBS PACE Municipal Fixed Income Investments—Class P	246,219	66,310	93,519	86,390
UBS PACE Global Fixed Income Investments—Class A	105,917	72,872	33,045	—
UBS PACE Global Fixed Income Investments—Class B	1,393	977	416	—
UBS PACE Global Fixed Income Investments—Class C	7,706	5,871	1,835	—
UBS PACE Global Fixed Income Investments—Class P	1,145,130	369,333	438,105	337,692
UBS PACE High Yield Investments—Class A	6,762	—	2,976	3,786
UBS PACE High Yield Investments—Class Y	28,988	—	28,988	—
UBS PACE High Yield Investments—Class P	374,112	—	77,698	296,414
UBS PACE Large Co Growth Equity Investments—Class B	7,076	2,941	2,705	1,430
UBS PACE Large Co Growth Equity Investments—Class C	641	—	641	—

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Expense reimbursements subject to repayment	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
UBS PACE Small/Medium Co Value Equity Investments—Class P	$116,074	$31,628	$84,446	—
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,886	143	895	$848
UBS PACE Small/Medium Co Growth Equity Investments—Class P	454,639	154,596	188,202	111,841
UBS PACE Global Real Estate Securities Investments—Class A	19,517	—	—	19,517
UBS PACE Global Real Estate Securities Investments—Class C	2,563	—	—	2,563
UBS PACE Global Real Estate Securities Investments—Class Y	13,331	—	—	13,331
UBS PACE Global Real Estate Securities Investments—Class P	250,408	—	—	250,408
UBS PACE Alternative Strategies Investments—Class A	76,809	—	23,838	52,971
UBS PACE Alternative Strategies Investments—Class B	77	—	13	64
UBS PACE Alternative Strategies Investments—Class C	3,130	—	998	2,132
UBS PACE Alternative Strategies Investments—Class Y	61,695	—	61,695	—
UBS PACE Alternative Strategies Investments—Class P	410,289	—	104,482	305,807

UBS PACE Strategic Fixed Income Investments Class A, Class C and Class Y, UBS PACE Global Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class A, Class B, Class C, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class B, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class A, Class B, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining expense reimbursements subject to repayment.

At July 31, 2007, UBS Global AM owed (was owed by) certain Portfolios for expense reimbursements (recouped expense reimbursements) as follows:

Portfolio	Amounts due (owed)
UBS PACE Money Market Investments	$116,650
UBS PACE Government Securities Fixed Income Investments	29,695
UBS PACE Intermediate Fixed Income Investments	(3,790)
UBS PACE Strategic Fixed Income Investments	(2,688)
UBS PACE Municipal Fixed Income Investments	15,580
UBS PACE Global Fixed Income Investments	39,860
UBS PACE High Yield Investments	82,003
UBS PACE Large Co Value Equity Investments	—
UBS PACE Large Co Growth Equity Investments	(914)
UBS PACE Small/Medium Co Value Equity Investments	(5,106)
UBS PACE Small/Medium Co Growth Equity Investments	26,915
UBS PACE International Equity Investments	—
UBS PACE International Emerging Markets Equity Investments	—
UBS PACE Global Real Estate Securities Investments	118,403
UBS PACE Alternative Strategies Investments	139,637

UBS PACE Select Advisors Trust

Notes to financial statements

During the period ended July 31, 2007, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated Broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	$418	$45,669	$3,439
UBS Securities Asia Ltd.	—	—	—	—	69,798	188
UBS Securities LLC	$10,110	$5,779	$30	—	378	981
UBS Securities Hong Kong Ltd.	—	—	—	—	3,874	—
UBS Securities Pte Ltd.	—	—	—	—	11,384	48

Additional information regarding compensation to an affiliated board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2007, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$40,701
UBS PACE Large Co Growth Equity Investments	70,387
UBS PACE Small/Medium Co Value Equity Investments	10,554
UBS PACE Small/Medium Co Growth Equity Investments	7,525
UBS PACE International Equity Investments	117,935
UBS PACE International Emerging Markets Equity Investments	16,746
UBS PACE Global Real Estate Securities Investments	5,599
UBS PACE Alternative Strategies Investments	18,268

During the period ended July 31, 2007, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$397,121,308
UBS PACE Government Securities Fixed Income Investments	373,309,400
UBS PACE Intermediate Fixed Income Investments	46,106,614
UBS PACE Strategic Fixed Income Investments	946,113,095
UBS PACE Municipal Fixed Income Investments	31,640,550
UBS PACE Global Fixed Income Investments	113,456,426
UBS PACE High Yield Investments	3,335,706
UBS PACE Small/Medium Co Growth Equity Investments	4,688,150
UBS PACE International Equity Investments	14,543,413
UBS PACE International Emerging Markets Equity Investments	65,660
UBS PACE Global Real Estate Securities Investments	130,433
UBS PACE Alternative Strategies Investments	56,593,253

UBS PACE Select Advisors Trust

Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2007, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the period ended July 31, 2007, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$21,349	$16,298
UBS PACE Government Securities Fixed Income Investments—Class B	1,384	818
UBS PACE Government Securities Fixed Income Investments—Class C	17,143	2,262
UBS PACE Intermediate Fixed Income Investments—Class A	11,372	6,822
UBS PACE Intermediate Fixed Income Investments—Class B	279	53
UBS PACE Intermediate Fixed Income Investments—Class C	2,653	308
UBS PACE Strategic Fixed Income Investments—Class A	4,551	2,991
UBS PACE Strategic Fixed Income Investments—Class B	383	1,651
UBS PACE Strategic Fixed Income Investments—Class C	3,505	101
UBS PACE Municipal Fixed Income Investments—Class A	19,211	12,245
UBS PACE Municipal Fixed Income Investments—Class B	208	5,607
UBS PACE Municipal Fixed Income Investments—Class C	9,423	—
UBS PACE Global Fixed Income Investments—Class A	23,771	18,672
UBS PACE Global Fixed Income Investments—Class B	609	1,103
UBS PACE Global Fixed Income Investments—Class C	4,046	101

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE High Yield Investments—Class A	$153	$474
UBS PACE High Yield Investments—Class B	—	—
UBS PACE Large Co Value Equity Investments—Class A	65,653	50,466
UBS PACE Large Co Value Equity Investments—Class B	1,776	5,732
UBS PACE Large Co Value Equity Investments—Class C	31,600	596
UBS PACE Large Co Growth Equity Investments—Class A	17,828	19,308
UBS PACE Large Co Growth Equity Investments—Class B	578	2,177
UBS PACE Large Co Growth Equity Investments—Class C	6,613	116
UBS PACE Small/Medium Co Value Equity Investments—Class A	10,910	11,227
UBS PACE Small/Medium Co Value Equity Investments—Class B	919	2,383
UBS PACE Small/Medium Co Value Equity Investments—Class C	10,899	1
UBS PACE Small/Medium Co Growth Equity Investments—Class A	11,064	12,200
UBS PACE Small/Medium Co Growth Equity Investments—Class B	277	1,328
UBS PACE Small/Medium Co Growth Equity Investments—Class C	5,999	56
UBS PACE International Equity Investments—Class A	28,992	39,767
UBS PACE International Equity Investments—Class B	432	798
UBS PACE International Equity Investments—Class C	7,877	196
UBS PACE International Emerging Markets Investments—Class A	6,723	30,789
UBS PACE International Emerging Markets Investments—Class B	463	140
UBS PACE International Emerging Markets Investments—Class C	6,409	309
UBS PACE Global Real Estate Securities Investments—Class A	777	32,796
UBS PACE Global Real Estate Securities Investments—Class C	303	—
UBS PACE Alternative Strategies Investments—Class A	12,663	135,465
UBS PACE Alternative Strategies Investments—Class B	16	—
UBS PACE Alternative Strategies Investments—Class C	2,853	548

Redemption fees

Prior to March 1, 2007, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments charged a 1.00% redemption fee if you sold or exchanged Class A shares or sold Class Y shares less than 90 days after you purchased them. This amount would be paid to the applicable Portfolio, not to UBS Global AM (US).

Effective March 1, 2007, there will be a redemption fee of 1.00% on any class of shares, excluding UBS PACE Money Market Investments, if an investor sells or exchanges shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

For the period ended July 31, 2007, the following Portfolios received redemption fees as follows:

Portfolio	Redemption fees received
UBS PACE Government Securities Fixed Income Investments	$12,235
UBS PACE Intermediate Fixed Income Investments	25,868
UBS PACE Strategic Fixed Income Investments	21,963
UBS PACE Municipal Fixed Income Investments	2,704
UBS PACE Global Fixed Income Investments	8,911

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Redemption fees received
UBS PACE High Yield Investments	$1,676
UBS PACE Large Co Value Equity Investments	18,299
UBS PACE Large Co Growth Equity Investments	18,865
UBS PACE Small/Medium Co Value Equity Investments	4,718
UBS PACE Small/Medium Co Growth Equity Investments	4,899
UBS PACE International Equity Investments	147,428
UBS PACE International Emerging Markets Equity Investments	4,960
UBS PACE Global Real Estate Securities Investments	6,315
UBS PACE Alternative Strategies Investments	9,046

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the period ended July 31, 2007, UBS Financial Services Inc. received from PFPC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$847,540
UBS PACE Government Securities Fixed Income Investments	426,548
UBS PACE Intermediate Fixed Income Investments	219,443
UBS PACE Strategic Fixed Income Investments	552,511
UBS PACE Municipal Fixed Income Investments	104,051
UBS PACE Global Fixed Income Investments	636,863
UBS PACE High Yield Investments	72,708
UBS PACE Large Co Value Equity Investments	816,574
UBS PACE Large Co Growth Equity Investments	719,444
UBS PACE Small/Medium Co Value Equity Investments	668,622
UBS PACE Small/Medium Co Growth Equity Investments	670,321
UBS PACE International Equity Investments	694,259
UBS PACE International Emerging Markets Equity Investments	598,575
UBS PACE Global Real Estate Securities Investments	37,655
UBS PACE Alternative Strategies Investments	112,151

UBS PACE Select Advisors Trust

Notes to financial statements

For the period ended July 31, 2007, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$1,593,489
UBS PACE Government Securities Fixed Income Investments—Class A	114,327
UBS PACE Government Securities Fixed Income Investments—Class B	2,365
UBS PACE Government Securities Fixed Income Investments—Class C	50,837
UBS PACE Government Securities Fixed Income Investments—Class Y	2,001
UBS PACE Government Securities Fixed Income Investments—Class P	582,440
UBS PACE Intermediate Fixed Income Investments—Class A	79,286
UBS PACE Intermediate Fixed Income Investments—Class B	714
UBS PACE Intermediate Fixed Income Investments—Class C	6,130
UBS PACE Intermediate Fixed Income Investments—Class Y	932
UBS PACE Intermediate Fixed Income Investments—Class P	307,500
UBS PACE Strategic Fixed Income Investments—Class A	26,281
UBS PACE Strategic Fixed Income Investments—Class B	1,258
UBS PACE Strategic Fixed Income Investments—Class C	6,700
UBS PACE Strategic Fixed Income Investments—Class Y	205
UBS PACE Strategic Fixed Income Investments—Class P	908,001
UBS PACE Municipal Fixed Income Investments—Class A	44,462
UBS PACE Municipal Fixed Income Investments—Class B	366
UBS PACE Municipal Fixed Income Investments—Class C	9,064
UBS PACE Municipal Fixed Income Investments—Class Y	152
UBS PACE Municipal Fixed Income Investments—Class P	136,886
UBS PACE Global Fixed Income Investments—Class A	165,730
UBS PACE Global Fixed Income Investments—Class B	1,187
UBS PACE Global Fixed Income Investments—Class C	8,866
UBS PACE Global Fixed Income Investments—Class Y	1,194
UBS PACE Global Fixed Income Investments—Class P	927,926
UBS PACE High Yield Investments—Class A	1,019
UBS PACE High Yield Investments—Class P	119,162
UBS PACE Large Co Value Equity Investments—Class A	270,243
UBS PACE Large Co Value Equity Investments—Class B	8,905
UBS PACE Large Co Value Equity Investments—Class C	45,429
UBS PACE Large Co Value Equity Investments—Class Y	2,385
UBS PACE Large Co Value Equity Investments—Class P	1,077,831
UBS PACE Large Co Growth Equity Investments—Class A	117,377
UBS PACE Large Co Growth Equity Investments—Class B	3,797
UBS PACE Large Co Growth Equity Investments—Class C	17,620
UBS PACE Large Co Growth Equity Investments—Class Y	733
UBS PACE Large Co Growth Equity Investments—Class P	1,076,187
UBS PACE Small/Medium Co Value Equity Investments—Class A	52,908
UBS PACE Small/Medium Co Value Equity Investments—Class B	3,125
UBS PACE Small/Medium Co Value Equity Investments—Class C	15,337
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1,255
UBS PACE Small/Medium Co Value Equity Investments—Class P	1,045,839

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Transfer agency and related services fees
UBS PACE Small/Medium Co Growth Equity Investments—Class A	$66,137
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,934
UBS PACE Small/Medium Co Growth Equity Investments—Class C	10,893
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	485
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1,043,218
UBS PACE International Equity Investments—Class A	132,400
UBS PACE International Equity Investments—Class B	1,508
UBS PACE International Equity Investments—Class C	14,522
UBS PACE International Equity Investments—Class Y	2,609
UBS PACE International Equity Investments—Class P	1,029,807
UBS PACE International Emerging Markets Equity Investments—Class A	34,215
UBS PACE International Emerging Markets Equity Investments—Class B	1,005
UBS PACE International Emerging Markets Equity Investments—Class C	8,375
UBS PACE International Emerging Markets Equity Investments—Class Y	2,124
UBS PACE International Emerging Markets Equity Investments—Class P	955,101
UBS PACE Global Real Estate Securities Investments—Class A	2,119
UBS PACE Global Real Estate Securities Investments—Class C	299
UBS PACE Global Real Estate Securities Investments—Class P	53,746
UBS PACE Alternative Strategies Investments—Class A	25,383
UBS PACE Alternative Strategies Investments—Class B	51
UBS PACE Alternative Strategies Investments—Class C	1,045
UBS PACE Alternative Strategies Investments—Class P	156,060

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the period ended July 31, 2007, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$5,071
UBS PACE Strategic Fixed Income Investments	3,051
UBS PACE Global Fixed Income Investments	489
UBS PACE High Yield Investments	2,843
UBS PACE Large Co Value Equity Investments	82,490

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Compensation
UBS PACE Large Co Growth Equity Investments	$60,656
UBS PACE Small/Medium Co Value Equity Investments	62,835
UBS PACE Small/Medium Co Growth Equity Investments	156,949
UBS PACE International Equity Investments	334,911
UBS PACE International Emerging Markets Equity Investments	67,916
UBS PACE Global Real Estate Securities Investments	1,019

At July 31, 2007, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

Portfolio	Amounts owed
UBS PACE Intermediate Fixed Income Investments	$282
UBS PACE Strategic Fixed Income Investments	329
UBS PACE Global Fixed Income Investments	57
UBS PACE High Yield Investments	471
UBS PACE Large Co Value Equity Investments	7,702
UBS PACE Large Co Growth Equity Investments	7,469
UBS PACE Small/Medium Co Value Equity Investments	12,467
UBS PACE Small/Medium Co Growth Equity Investments	19,800
UBS PACE International Equity Investments	6,411
UBS PACE International Emerging Markets Equity Investments	7,085
UBS PACE Global Real Estate Securities Investments	375

At July 31, 2007, UBS PACE Strategic Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments had securities on loan having a market value of $12,605,962, $373,964,052, and $311,634,673, respectively. The custodian for UBS PACE Strategic Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $9,995,573, $216,118,398 and $299,416,124, respectively. In addition UBS PACE Strategic Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held US Government obligations having an aggregate value of $2,863,075, $179,113,018 and $26,454,285, respectively as collateral for portfolio securities loaned as follows:

Face amount (000)	Maturity dates	Interest rates	Value
UBS PACE Strategic Fixed Income Investments
$2,875 Federal Home Loan Bank	10/09/07	4.750%	$2,863,075
UBS PACE Large Co Value Equity Investments
$19,084 Federal Home Loan Bank	10/05/09	5.500%	$19,410,760
43,100 Federal National Mortgage Association Discount Note	08/23/07	5.145 [1]	42,955,435
21,700 US Treasury Inflation Index Bonds	01/15/26	2.000	21,245,009
88,065 US Treasury Inflation Index Notes	04/15/10	0.875	95,228,181
250 US Treasury Inflation Index Notes	01/15/14	2.000	273,633
			$179,113,018

UBS PACE Select Advisors Trust

Notes to financial statements

Face amount (000)	Maturity dates	Interest rates		Value
UBS PACE Large Co Growth Equity Investments
$5,074 Federal Home Loan Bank	10/05/09	5.500%		$5,160,878
6,400 Federal National Mortgage Association Discount Note	08/23/07	5.145	[1]	6,378,533
3,100 US Treasury Inflation Index Bonds	01/15/26	2.000		3,035,001
11,325 US Treasury Inflation Index Notes	04/15/10	0.875		11,879,873
				$26,454,285

1  Rate shown is the discount rate at date of purchase.

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments and UBS PACE Alternative Strategies Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the period ended July 31, 2007, the following Portfolios had borrowings:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE Strategic Fixed Income Investments	$2,742,086	3	5.76%	$1,316
UBS PACE Small/Medium Co Growth Equity Investments	354,301	16	5.78	910
UBS PACE International Equity Investments	2,250,632	32	5.81	11,623
UBS PACE International Emerging Markets Equity Investments	2,357,220	35	5.79	13,269

For the period August 1, 2006 through September 11, 2006, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participated with other funds advised by UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio had agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest would be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. Effective September 12, 2006, the amount of the committed credit facility increased from $50 million to $75 million. Also, UBS PACE Alternative Strategies Investments was added to the $75 million credit facility with JPMorgan Chase Bank. For the period ended July 31, 2007, none of the Portfolios borrowed under the JPMorgan Chase Bank Facility.

UBS PACE Select Advisors Trust

Notes to financial statements

Purchases and sales of securities

For the period ended July 31, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$3,556,682,399	$3,416,002,810
UBS PACE Intermediate Fixed Income Investments	244,547,897	197,941,255
UBS PACE Strategic Fixed Income Investments	1,069,257,922	918,761,683
UBS PACE Municipal Fixed Income Investments	177,631,144	131,139,142
UBS PACE Global Fixed Income Investments	594,353,612	500,915,946
UBS PACE High Yield Investments	88,611,487	11,945,140
UBS PACE Large Co Value Equity Investments	1,696,177,912	1,651,938,971
UBS PACE Large Co Growth Equity Investments	1,267,431,507	1,123,058,364
UBS PACE Small/Medium Co Value Equity Investments	315,181,170	287,466,994
UBS PACE Small/Medium Co Growth Equity Investments	564,367,255	531,887,533
UBS PACE International Equity Investments	806,858,298	736,835,708
UBS PACE International Emerging Markets Equity Investments	193,607,497	204,513,081
UBS PACE Global Real Estate Securities Investments	61,849,810	10,265,396
UBS PACE Alternative Strategies Investments	595,884,678	396,513,230

For the period ended July 31, 2007, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$270,768,421	$275,783,584
UBS PACE Intermediate Fixed Income Investments	843,988,653	921,335,459
UBS PACE Strategic Fixed Income Investments	260,419,104	249,186,319
UBS PACE Global Fixed Income Investments	19,144,020	21,645,900
UBS PACE Alternative Strategies Investments	21,533,611	—

Commission recapture program

The board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized and unrealized gains (losses) on investment activities.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year

UBS PACE Select Advisors Trust

Notes to financial statements

substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 were as follows:

	2007				2006
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$18,020,741	—	—	—	$11,179,756	—	—
UBS PACE Government Securities Fixed Income Investments	—	26,002,641	—	—	—	28,579,154	$187,751	—
UBS PACE Intermediate Fixed Income Investments	—	17,053,203	—	—	—	14,632,927	—	—
UBS PACE Strategic Fixed Income Investments	—	26,923,068	—	$1,277,570	—	24,484,680	—	$895,276
UBS PACE Municipal Fixed Income Investments	$9,123,470	11,064	—	—	$8,175,630	10,739	—	—
UBS PACE Global Fixed Income Investments	—	14,896,076	—	—	—	27,895,802	2,720,107	—
UBS PACE High Yield Investments	—	3,012,423	—	—	—	212,454	—	—
UBS PACE Large Co Value Equity Investments	—	48,854,986	$145,740,298	—	—	14,161,572	28,679,733	—
UBS PACE Large Co Growth Equity Investments	—	2,301,210	—	—	—	1,015,518	—	—
UBS PACE Small/Medium Co Value Equity Investments	—	6,137,100	13,609,262	—	—	5,242,333	74,732,806	—
UBS PACE Small/Medium Co Growth Equity Investments	—	—	12,876,558	—	—	7,275,452	51,909,703	—
UBS PACE International Equity Investments	—	24,822,380	98,788,375	—	—	14,618,152	—	—
UBS PACE International Emerging Markets Equity Investments	—	17,939,705	29,570,715	—	—	2,405,052	—	—
UBS PACE Global Real Estate Securities Investments	—	43,202	—	—	—	—	—	—
UBS PACE Alternative Strategies Investments	—	941,267	—	—	—	—	—	—

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
UBS PACE Money Market Investments	$821,317	—	$(599)	—	$820,718
UBS PACE Government Securities Fixed Income Investments	96,083	—	(6,243,188)	$(10,765,297)	(16,912,402)
UBS PACE Intermediate Fixed Income Investments	151,087	—	(26,219,019)	(2,428,006)	(28,495,938)
UBS PACE Strategic Fixed Income Investments	—	—	(10,271,796)	(9,517,829)	(19,789,625)
UBS PACE Municipal Fixed Income Investments	—	—	(3,506,957)	(760,822)	(4,267,779)
UBS PACE Global Fixed Income Investments	8,805,439	—	(11,774,566)	8,839,954	5,870,827
UBS PACE High Yield Investments	116,692	$341	(84,228)	(4,030,896)	(3,998,091)
UBS PACE Large Co Value Equity Investments	77,889,699	97,373,052	—	141,567,029	316,829,780
UBS PACE Large Co Growth Equity Investments	283,456	15,060,217	—	106,853,658	122,197,331
UBS PACE Small/Medium Co Value Equity Investments	13,392,969	32,018,373	—	51,023,482	96,434,824
UBS PACE Small/Medium Co Growth Equity Investments	23,230,378	48,342,265	—	48,727,779	120,300,422
UBS PACE International Equity Investments	52,421,464	73,082,310	(1,739,461)	265,802,758	389,567,071
UBS PACE International Emerging Markets Equity Investments	19,295,761	37,671,195	(277,590)	127,510,146	184,199,512
UBS PACE Global Real Estate Securities Investments	557,709	62,193	—	(4,726,223)	(4,106,321)
UBS PACE Alternative Strategies Investments	13,244,921	—	(1,208,297)	13,470,903	25,507,527

At July 31, 2007, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

Fiscal year ending	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments
2008	—	—	$3,620,638	—	$1,519,395	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	9,353,216	—	—	—
2012	—	—	7,849,781	—	—	—
2013	—	—	—	—	—	—
2014	$272	$754,479	3,023,333	$4,672,538	—	—
2015	177	4,836,866	1,958,404	1,370,632	1,001,609	$6,340,375
Total	$449	$5,591,345	$25,805,372	$6,043,170	$2,521,004	$6,340,375

UBS PACE Select Advisors Trust

Notes to financial statements

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Municipal Fixed Income Investments	$179,275
UBS PACE High Yield Investments	37,499
UBS PACE Large Co Growth Equity Investments	105,450,236
UBS PACE Alternative Strategies Investments	308,760

During the fiscal year, UBS PACE Money Market Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had $161, $19,243,361 and $3,237,458, respectively, of capital loss carryforwards that expired unutilized.

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007:

Portfolio	Capital losses	Foreign currency losses	PFIC losses
UBS PACE Money Market Investments	$150	—	—
UBS PACE Government Securities Fixed Income Investments	651,843	—	—
UBS PACE Intermediate Fixed Income Investments	—	$413,647	—
UBS PACE Strategic Fixed Income Investments	1,409,449	2,819,177	—
UBS PACE Municipal Fixed Income Investments	985,953	—	—
UBS PACE Global Fixed Income Investments	964,298	—	—
UBS PACE High Yield Investments	—	84,228	—
UBS PACE International Equity Investments	—	440,762	$1,298,699
UBS PACE International Emerging Markets Equity Investments	—	277,590	—
UBS PACE Alternative Strategies Investments	547,153	661,144	—

UBS PACE Select Advisors Trust

Notes to financial statements

For federal income tax purposes the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at July 31, 2007 were as follows:

Portfolio	Tax cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
UBS PACE Money Market Investments	$408,099,991	—	—	—
UBS PACE Government Securities Fixed Income Investments	810,978,089	$2,143,982	$(11,918,522)	$(9,774,540)
UBS PACE Intermediate Fixed Income Investments	487,521,318	1,176,396	(3,646,670)	(2,470,274)
UBS PACE Strategic Fixed Income Investments	765,779,775	3,096,038	(14,566,723)	(11,470,685)
UBS PACE Municipal Fixed Income Investments	298,639,485	1,584,546	(2,345,368)	(760,822)
UBS PACE Global Fixed Income Investments	539,982,845	12,096,703	(3,477,211)	8,619,492
UBS PACE High Yield Investments	95,729,703	152,437	(4,186,767)	(4,034,330)
UBS PACE Large Co Value Equity Investments	1,766,514,453	183,546,076	(41,979,047)	141,567,029
UBS PACE Large Co Growth Equity Investments	1,545,408,871	143,729,256	(36,875,598)	106,853,658
UBS PACE Small/Medium Co Value Equity Investments	719,116,532	86,322,320	(35,298,838)	51,023,482
UBS PACE Small/Medium Co Growth Equity Investments	611,822,903	73,996,464	(25,268,685)	48,727,779
UBS PACE International Equity Investments	1,241,560,059	281,370,386	(15,318,885)	266,051,501
UBS PACE International Emerging Markets Equity Investments	347,223,450	131,568,344	(3,639,237)	127,929,107
UBS PACE Global Real Estate Securities Investments	61,734,950	1,017,281	(5,740,309)	(4,723,028)
UBS PACE Alternative Strategies Investments	431,298,569	23,279,443	(8,839,661)	14,439,782

At July 31, 2007, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/loss	Accumulated net realized gain/loss	Beneficial interest
UBS PACE Money Market Investments	—	$161	$(161)
UBS PACE Government Securities Fixed Income Investments	$(282,252)	282,252	—
UBS PACE Intermediate Fixed Income Investments	(567,242)	19,810,603	(19,243,361)
UBS PACE Strategic Fixed Income Investments	(978,009)	5,493,037	(4,515,028)
UBS PACE Municipal Fixed Income Investments	314	—	(314)
UBS PACE Global Fixed Income Investments	4,002,917	(4,002,917)	—
UBS PACE High Yield Investments	(101,441)	101,441	—
UBS PACE Large Co Value Equity Investments	87	(87)	—
UBS PACE Large Co Growth Equity Investments	(1,179)	1,179	—
UBS PACE Small/Medium Co Value Equity Investments	(64,665)	64,665	—
UBS PACE Small/Medium Co Growth Equity Investments	3,195,671	(3,195,671)	—
UBS PACE International Equity Investments	(375,364)	375,364	—
UBS PACE International Emerging Markets Equity Investments	(411,902)	411,902	—
UBS PACE Global Real Estate Securities Investments	50,369	(50,369)	—
UBS PACE Alternative Strategies Investments	(467,449)	467,449	—

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, expiration of capital loss carryforwards, tax return of capital and adjustments for certain debt obligations.

UBS PACE Select Advisors Trust

Notes to financial statements

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Portfolio's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day that occurs in the period covered by the Portfolio's January 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Portfolios, and is not in a position at this time to estimate the significance of its impact, if any, to the Portfolios' financial statements.

Capital Contribution from investment manager/sub-advisor

On October 31, 2006, UBS PACE Alternative Strategies Investments recorded a capital contribution from UBS Global AM, in the amount of $16,960. This amount was paid by UBS Global AM in connection with the inclusion of dividend and interest expense as operating expenses for the purpose of computing expense reimbursement. Effective December 1, 2006, dividend and interest expense was excluded from operating expenses for purposes of computing required expense waiver/reimbursement. On February 8, 2007, UBS PACE Alternative Strategies Investments recorded a capital contribution from Wellington Management Company, LLP, in the amount of $288. This amount was paid by the sub-advisor in connection with losses incurred due to the disposition of a restricted security.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	134,054	$1,731,447	4,512	$57,512	23,254	$301,702
Shares repurchased	(1,661,661)	(21,401,513)	(36,190)	(466,052)	(400,921)	(5,164,560)
Shares converted from Class B to Class A	63,899	826,307	(63,881)	(826,307)	—	—
Dividends reinvested	257,980	3,317,717	4,352	56,005	70,936	912,898
Net decrease	(1,205,728)	$(15,526,042)	(91,207)	$(1,178,842)	(306,731)	$(3,949,960)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	671,628	$8,659,534	12,765,672	$164,474,760
Shares repurchased	(301,397)	(3,867,355)	(7,589,795)	(97,752,292)
Dividends reinvested	37,975	488,112	1,497,772	19,253,530
Net increase	408,206	$5,280,291	6,673,649	$85,975,998

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Government Securities Fixed Income Investments (concluded)

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	119,930	$1,541,052	6,877	$89,990	9,740	$124,745
Shares repurchased	(2,193,158)	(28,268,978)	(53,936)	(695,900)	(481,288)	(6,214,052)
Shares converted from Class B to Class A	66,135	857,342	(66,135)	(857,342)	—	—
Dividends reinvested	363,468	4,676,245	7,817	100,712	102,071	1,314,160
Net decrease	(1,643,625)	$(21,194,339)	(105,377)	$(1,362,540)	(369,477)	$(4,775,147)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	56,979	$734,234	10,488,906	$135,195,237
Shares repurchased	(194,684)	(2,506,140)	(5,872,595)	(75,620,212)
Dividends reinvested	40,052	515,657	1,503,288	19,327,381
Net increase (decrease)	(97,653)	$(1,256,249)	6,119,599	$78,902,406

UBS PACE Intermediate Fixed Income Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	443,562	$5,058,084	1,758	$20,186	9,132	$103,998
Shares repurchased	(1,359,253)	(15,483,712)	(7,446)	(84,768)	(126,982)	(1,444,284)
Shares converted from Class B to Class A	23,111	262,305	(23,070)	(262,305)	—	—
Dividends reinvested	129,814	1,474,926	744	8,476	9,170	104,287
Net decrease	(762,766)	$(8,688,397)	(28,014)	$(318,411)	(108,680)	$(1,235,999)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	64,260	$730,859	10,654,090	$121,327,378
Shares repurchased	(54,334)	(618,427)	(9,145,085)	(104,041,723)
Dividends reinvested	4,548	51,681	1,264,803	14,373,953
Net increase	14,474	$164,113	2,773,808	$31,659,608

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	144,344	$1,634,312	70	$785	16,431	$186,675
Shares repurchased	(1,608,717)	(18,243,585)	(13,718)	(155,416)	(227,310)	(2,579,489)
Shares converted from Class B to Class A	58,434	663,974	(58,327)	(663,974)	—	—
Dividends reinvested	135,952	1,539,224	1,242	14,117	10,369	117,585
Net decrease	(1,269,987)	$(14,406,075)	(70,733)	$(804,488)	(200,510)	$(2,275,229)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	32,822	$371,976	10,698,506	$121,374,286
Shares repurchased	(37,806)	(429,209)	(8,383,191)	(95,003,494)
Dividends reinvested	3,434	38,888	1,050,386	11,891,501
Net increase (decrease)	(1,550)	$(18,345)	3,365,701	$38,262,293

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	428,991	$5,772,014	2,710	$36,298	12,713	$171,486
Shares repurchased	(444,438)	(5,972,428)	(17,537)	(236,354)	(82,624)	(1,109,830)
Shares converted from Class B to Class A	34,988	470,820	(35,001)	(470,820)	—	—
Dividends reinvested	55,164	739,454	1,405	18,851	13,653	183,113
Net increase (decrease)	74,705	$1,009,860	(48,423)	$(652,025)	(56,258)	$(755,231)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,808	$817,824	18,024,454	$241,950,231
Shares repurchased	(26,807)	(357,609)	(9,392,784)	(126,006,312)
Dividends reinvested	3,155	42,209	1,988,072	26,626,325
Net increase	37,156	$502,424	10,619,742	$142,570,244

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	245,115	$3,295,291	2,478	$33,312	17,839	$241,745
Shares repurchased	(477,132)	(6,423,257)	(20,214)	(275,864)	(144,787)	(1,954,494)
Shares converted from Class B to Class A	58,725	805,296	(58,740)	(805,296)	—	—
Dividends reinvested	60,755	819,199	2,573	34,801	18,302	246,924
Net decrease	(112,537)	$(1,503,471)	(73,903)	$(1,013,047)	(108,646)	$(1,465,825)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,268	$475,173	15,053,005	$202,816,935
Shares repurchased	(53,564)	(719,561)	(7,062,349)	(95,033,698)
Dividends reinvested	3,211	43,316	1,758,547	23,655,079
Net increase (decrease)	(15,085)	$(201,072)	9,749,203	$131,438,316

UBS PACE Municipal Fixed Income Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	220,505	$2,726,185	3,113	$37,981	4,249	$53,077
Shares repurchased	(1,118,622)	(13,799,131)	(32,887)	(406,984)	(232,995)	(2,871,558)
Shares converted from Class B to Class A	29,729	366,019	(29,715)	(366,019)	—	—
Dividends reinvested	169,532	2,088,136	453	5,594	26,806	330,225
Net decrease	(698,856)	$(8,618,791)	(59,036)	$(729,428)	(201,940)	$(2,488,256)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	472	$5,831	6,824,982	$84,086,119
Shares repurchased	(3,742)	(46,351)	(2,794,385)	(34,451,180)
Dividends reinvested	164	2,022	439,622	5,411,125
Net increase (decrease)	(3,106)	$(38,498)	4,470,219	$55,046,064

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Municipal Fixed Income Investments (concluded)

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,769	$2,329,335	4,662	$57,964	11,097	$136,271
Shares repurchased	(1,584,062)	(19,592,475)	(81,648)	(1,013,255)	(338,225)	(4,177,074)
Shares converted from Class B to Class A	57,785	714,611	(57,765)	(714,611)	—	—
Dividends reinvested	186,656	2,305,611	1,611	19,953	33,062	408,429
Net decrease	(1,150,852)	$(14,242,918)	(133,140)	$(1,649,949)	(294,066)	$(3,632,374)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8	$95	4,309,033	$53,238,726
Shares repurchased	(786)	(9,734)	(2,166,439)	(26,786,468)
Dividends reinvested	256	3,165	330,686	4,081,548
Net increase (decrease)	(522)	$(6,474)	2,473,280	$30,533,806

UBS PACE Global Fixed Income Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	481,056	$5,412,104	5,077	$56,761	23,278	$259,235
Shares repurchased	(1,944,452)	(21,855,698)	(11,323)	(126,978)	(146,041)	(1,637,879)
Shares converted from Class B to Class A	9,270	105,909	(9,251)	(105,909)	—	—
Dividends reinvested	213,653	2,399,592	613	6,899	10,985	123,382
Net decrease	(1,240,473)	$(13,938,093)	(14,884)	$(169,227)	(111,778)	$(1,255,262)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	79,138	$888,510	12,985,115	$145,955,168
Shares repurchased	(104,140)	(1,167,921)	(6,460,961)	(72,612,328)
Dividends reinvested	18,535	207,907	996,072	11,189,362
Net increase (decrease)	(6,467)	$(71,504)	7,520,226	$84,532,202

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	384,370	$4,334,016	4,197	$48,867	38,437	$437,093
Shares repurchased	(2,200,009)	(24,934,708)	(22,590)	(253,820)	(147,790)	(1,667,050)
Shares converted from Class B to Class A	30,391	333,149	(29,598)	(333,149)	—	—
Dividends reinvested	586,170	6,526,303	3,175	35,374	35,870	398,917
Net decrease	(1,199,078)	$(13,741,240)	(44,816)	$(502,728)	(73,483)	$(831,040)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	74,327	$832,061	11,202,280	$126,668,790
Shares repurchased	(281,401)	(3,175,093)	(5,168,419)	(58,423,754)
Dividends reinvested	49,346	549,341	1,837,524	20,451,700
Net increase (decrease)	(157,728)	$(1,793,691)	7,871,385	$88,696,736

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE High Yield Investments
For the year ended July 31, 2007:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	61,212	$611,989	8,261,069	$83,078,866
Shares repurchased	(22,366)	(226,723)	(616,083)	(6,190,492)
Dividends reinvested	3,181	31,865	294,769	2,952,820
Net increase	42,027	$417,131	7,939,755	$79,841,194

For the period ended July 31, 2006:

	Class A1		Class Y2		Class P3
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	35,047	$344,952	1,000,000	$10,000,361	1,138,080	$11,171,913
Shares repurchased	(99)	(968)	(1,012,429)	(9,925,339)	(15,510)	(151,780)
Dividends reinvested	201	1,960	12,429	122,377	8,845	86,395
Net increase	35,149	$345,944	—	$197,399	1,131,415	$11,106,528

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period April 3, 2006 (commencement of issuance) through July 24, 2006.

3  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

UBS PACE Large Co Value Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	243,516	$5,576,304	1,764	$39,764	19,412	$441,826
Shares repurchased	(2,000,034)	(45,561,925)	(44,857)	(1,007,580)	(260,750)	(5,938,919)
Shares converted from Class B to Class A	130,169	2,926,502	(129,909)	(2,926,502)	—	—
Dividends reinvested	1,560,757	33,821,608	19,761	430,985	179,885	3,908,904
Net decrease	(65,592)	$(3,237,511)	(153,241)	$(3,463,333)	(61,453)	$(1,588,189)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	173,061	$3,921,064	14,848,482	$338,872,003
Shares repurchased	(348,324)	(7,982,944)	(11,487,683)	(262,069,238)
Dividends reinvested	256,182	5,566,843	6,694,777	145,075,820
Net increase	80,919	$1,504,963	10,055,576	$221,878,585

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	298,811	$6,412,644	8,552	$184,505	25,853	$551,145
Shares repurchased	(2,598,811)	(55,492,178)	(75,526)	(1,602,926)	(381,789)	(8,102,680)
Shares converted from Class B to Class A	116,905	2,468,395	(117,027)	(2,468,395)	—	—
Dividends reinvested	408,766	8,539,044	5,820	122,164	38,531	806,834
Net decrease	(1,774,329)	$(38,072,095)	(178,181)	$(3,764,652)	(317,405)	$(6,744,701)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	169,473	$3,664,657	14,281,941	$306,076,290
Shares repurchased	(341,642)	(7,358,722)	(8,123,091)	(174,275,988)
Dividends reinvested	67,344	1,409,511	1,464,350	30,590,279
Net increase (decrease)	(104,825)	$(2,284,554)	7,623,200	$162,390,581

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Large Co Growth Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	293,177	$5,060,361	4,607	$77,209	21,096	$360,381
Shares repurchased	(1,131,956)	(19,913,794)	(22,853)	(373,519)	(90,278)	(1,505,928)
Shares converted from Class B to Class A	38,799	673,885	(40,773)	(673,885)	—	—
Net decrease	(799,980)	$(14,179,548)	(59,019)	$(970,195)	(69,182)	$(1,145,547)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	280,032	$5,204,675	19,356,124	$348,722,091
Shares repurchased	(287,439)	(5,240,389)	(11,928,220)	(213,560,684)
Dividends reinvested	3,883	69,862	122,457	2,194,425
Net increase (decrease)	(3,524)	$34,148	7,550,361	$137,355,832

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	367,264	$5,968,036	6,255	$97,390	24,651	$382,048
Shares repurchased	(1,248,657)	(20,117,497)	(35,441)	(542,060)	(172,510)	(2,667,738)
Shares converted from Class B to Class A	80,059	1,287,253	(83,381)	(1,287,253)	—	—
Net decrease	(801,334)	$(12,862,208)	(112,567)	$(1,731,923)	(147,859)	$(2,285,690)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	179,452	$2,959,772	19,306,063	$315,893,240
Shares repurchased	(324,418)	(5,392,719)	(8,913,379)	(145,558,725)
Dividends reinvested	2,340	38,639	58,525	962,148
Net increase (decrease)	(142,626)	$(2,394,308)	10,451,209	$171,296,663

UBS PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	137,542	$2,607,659	916	$15,891	7,439	$139,049
Shares repurchased	(466,473)	(8,836,516)	(23,016)	(395,558)	(89,979)	(1,608,289)
Shares converted from Class B to Class A	38,293	720,513	(40,673)	(720,513)	—	—
Dividends reinvested	99,896	1,817,115	3,418	58,526	29,379	504,135
Net decrease	(190,742)	$(3,691,229)	(59,355)	$(1,041,654)	(53,161)	$(965,105)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	140,808	$2,781,416	6,232,693	$121,366,872
Shares repurchased	(94,886)	(1,856,221)	(4,846,292)	(93,686,400)
Dividends reinvested	9,166	170,205	914,239	16,885,991
Net increase	55,088	$1,095,400	2,300,640	$44,566,463

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Small/Medium Co Value Equity Investments (concluded)

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	176,973	$3,302,432	2,431	$41,745	18,816	$341,172
Shares repurchased	(636,857)	(12,011,649)	(42,830)	(780,734)	(143,564)	(2,596,404)
Shares converted from Class B to Class A	77,554	1,542,871	(81,018)	(1,542,871)	—	—
Dividends reinvested	516,462	8,919,301	28,265	464,391	147,996	2,436,018
Net increase (decrease)	134,132	$1,752,955	(93,152)	$(1,817,469)	23,248	$180,786
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	67,834	$1,295,458	5,922,341	$113,337,362
Shares repurchased	(92,594)	(1,792,323)	(3,928,219)	(75,289,275)
Dividends reinvested	46,375	813,889	3,772,384	66,016,733
Net increase	21,615	$317,024	5,766,506	$104,064,820

UBS PACE Small/Medium Co Growth Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	117,939	$1,903,587	4,078	$61,049	8,152	$123,756
Shares repurchased	(737,368)	(11,828,678)	(12,089)	(178,936)	(97,245)	(1,455,598)
Shares converted from Class B to Class A	23,295	370,998	(24,728)	(370,998)	—	—
Dividends reinvested	81,515	1,267,551	1,001	14,668	12,570	185,024
Net decrease	(514,619)	$(8,286,542)	(31,738)	$(474,217)	(76,523)	$(1,146,818)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	195,457	$3,250,868	7,303,343	$120,839,534
Shares repurchased	(154,334)	(2,540,485)	(5,466,236)	(89,764,919)
Dividends reinvested	8,337	132,391	699,722	11,062,606
Net increase	49,460	$842,774	2,536,829	$42,137,221

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	186,722	$2,997,208	5,156	$79,675	36,244	$572,111
Shares repurchased	(790,803)	(12,675,151)	(27,402)	(417,208)	(117,262)	(1,797,998)
Shares converted from Class B to Class A	49,563	806,026	(51,891)	(806,026)	—	—
Dividends reinvested	489,892	7,206,309	11,359	159,136	75,965	1,068,066
Net decrease	(64,626)	$(1,665,608)	(62,778)	$(984,423)	(5,053)	$(157,821)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	117,708	$1,906,674	7,008,102	$113,350,724
Shares repurchased	(92,125)	(1,469,870)	(4,526,925)	(73,143,359)
Dividends reinvested	36,383	543,931	3,293,145	49,133,736
Net increase	61,966	$980,735	5,774,322	$89,341,101

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	448,211	$9,072,038	3,333	$64,231	22,538	$446,288
Shares repurchased	(728,537)	(14,899,948)	(8,314)	(157,944)	(76,279)	(1,533,861)
Shares converted from Class B to Class A	14,047	285,830	(14,356)	(285,830)	—	—
Dividends reinvested	582,691	11,280,906	3,037	57,796	41,358	787,045
Net increase (decrease)	316,412	$5,738,826	(16,300)	$(321,747)	(12,383)	$(300,528)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	411,233	$8,417,158	14,612,769	$299,221,707
Shares repurchased	(464,892)	(9,444,392)	(12,081,828)	(246,611,211)
Dividends reinvested	321,356	6,218,236	5,308,630	102,562,726
Net increase	267,697	$5,191,002	7,839,571	$155,173,222

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	270,130	$4,838,446	8,490	$146,423	24,571	$424,129
Shares repurchased	(794,492)	(13,853,925)	(10,150)	(167,635)	(123,358)	(2,066,602)
Shares converted from Class B to Class A	13,374	232,277	(13,695)	(232,277)	—	—
Dividends reinvested	74,768	1,259,848	58	953	2,415	40,091
Net decrease	(436,220)	$(7,523,354)	(15,297)	$(252,536)	(96,372)	$(1,602,382)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	355,967	$6,340,447	14,854,389	$260,606,682
Shares repurchased	(519,152)	(9,332,907)	(8,675,219)	(153,838,634)
Dividends reinvested	51,414	865,304	721,319	12,132,586
Net increase (decrease)	(111,771)	$(2,127,156)	6,900,489	$118,900,634

UBS PACE International Emerging Markets Equity Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	230,006	$4,719,692	4,789	$89,921	32,808	$651,391
Shares repurchased	(277,339)	(5,594,730)	(4,303)	(87,113)	(58,004)	(1,103,383)
Shares converted from Class B to Class A	9,864	201,989	(10,279)	(201,989)	—	—
Dividends reinvested	176,540	3,295,997	3,791	68,082	43,918	788,770
Net increase (decrease)	139,071	$2,622,948	(6,002)	$(131,099)	18,722	$336,778
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	370,414	$7,973,130	3,706,805	$76,395,053
Shares repurchased	(387,931)	(7,791,057)	(4,143,386)	(84,819,917)
Dividends reinvested	162,473	3,069,117	2,104,989	39,657,998
Net increase	144,956	$3,251,190	1,668,408	$31,233,134

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Emerging Markets Equity Investments (concluded)

For the year ended July 31, 2006:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	504,023	$9,028,037	13,457	$231,908	79,594	$1,382,483
Shares repurchased	(456,144)	(8,253,777)	(7,947)	(132,821)	(85,983)	(1,429,206)
Shares converted from Class B to Class A	22,391	380,107	(23,285)	(380,107)	—	—
Dividends reinvested	9,331	157,418	—	—	518	8,446
Net increase (decrease)	79,601	$1,311,785	(17,775)	$(281,020)	(5,871)	$(38,277)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	759,791	$13,493,360	4,117,657	$73,243,262
Shares repurchased	(629,821)	(11,231,839)	(3,249,872)	(58,378,232)
Dividends reinvested	11,459	195,256	118,259	2,010,406
Net increase	141,429	$2,456,777	986,044	$16,875,436

UBS PACE Global Real Estate Securities Investments

For the period ended July 31, 2007:

	Class A1		Class C1		Class Y2
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	504,711	$5,219,184	38,068	$395,756	1,000,000	$10,000,000
Shares repurchased	(64,605)	(677,003)	(1,924)	(20,229)	(1,004,428)	(10,770,258)
Dividends reinvested	13	122	8	80	4,428	43,000
Net increase (decrease)	440,119	$4,542,303	36,152	$375,607	—	$(727,258)
	Class P3
	Shares	Amount
Shares sold	4,856,663	$51,030,872
Shares repurchased	(173,796)	(1,807,422)
Net increase	4,682,867	$49,223,450

1  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

2  For the period November 30, 2006 (commencement of issuance) through February 15, 2007.

3  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

UBS PACE Alternative Strategies Investments

For the year ended July 31, 2007:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,260,581	$57,308,940	5,821	$63,245	335,148	$3,698,108
Shares repurchased	(600,984)	(6,474,347)	(4,525)	(50,091)	(22,486)	(250,297)
Dividends reinvested	10,645	111,139	4	46	116	1,207
Net increase	4,670,242	$50,945,732	1,300	$13,200	312,778	$3,449,018
	Class P
	Shares	Amount
Shares sold	31,171,574	$335,109,125
Shares repurchased	(1,918,394)	(20,798,674)
Dividends reinvested	78,612	821,496
Net increase	29,331,792	$315,131,947

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Alternative Strategies Investments (concluded)

For the period ended July 31, 2006:

	Class A1		Class B2		Class C3
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,067,618	$10,487,126	305	$3,000	30,443	$305,060
Shares repurchased	(21,099)	(206,196)	—	—	—	—
Net increase	1,046,519	$10,280,930	305	$3,000	30,443	$305,060
	Class Y4		Class P1
	Shares	Amount	Shares	Amount
Shares sold	5,000,000	$50,000,164	4,809,469	$47,158,614
Shares repurchased	(5,000,000)	(49,019,007)	(90,631)	(883,290)
Net increase	—	$981,157	4,718,838	$46,275,324

1  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

2  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

3  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006.

UBS PACE Select Advisors Trust

Notes to financial statements

Subsequent events

After the close of the reporting period, Pacific Investment Management Company LLC ("PIMCO") entered into a superceding Sub-Advisory Agreement with UBS Global AM with respect to UBS PACE Government Securities Fixed Income Investments effective as of August 1, 2007. The agreement is substantially similar in all respects to the agreement which had previously been in effect but reflects a lower fee rate, as follows: UBS Global AM (not the Portfolio) pays PIMCO a fee, computed daily and payable monthly, in the annual amount of 0.20% of the average daily net assets of the Portfolio or Segment allocated to its management. UBS Global AM entered into a separate written management fee waiver agreement in order to pass through to investors the benefit of the fee reduction.

In addition, subsequent to the close of the reporting period, the investment advisory arrangements for UBS PACE Global Fixed Income Investments changed as follows: Fischer Francis Trees & Watts, Inc., (and its affiliates), terminated as a Sub-Advisor to the Portfolio, effective August 23, 2007. As a result, Rogge Global Partners, plc ("Rogge") is now the sole manager of the Portfolio. Rogge entered into a superceding Sub-Advisory Agreement with UBS Global AM on behalf of UBS PACE Global Fixed Income Investments effective August 23, 2007. The agreement is substantially similar in all respects to the agreement which had previously been in effect but reflects a lower fee rate, as follows: UBS Global AM (not the Portfolio) pays Rogge a fee, computed daily and payable monthly, at an annual rate of 0.25% on assets up to $150 million; at an annual rate of 0.18% on the next $350 million of assets; and an annual rate of 0.15% on assets over $500 million of the average daily net assets of the Portfolio or Segment allocated to its management. UBS Global AM entered into a separate written management fee waiver agreement in order to pass through to investors the benefit of the fee reduction. UBS Global AM began such waiver on August 1, 2007, in anticipation of the new Rogge contract's effectiveness later that month.

Furthermore, subsequent to the close of the reporting period, Goldman Sachs Asset Management, L.P. ("Goldman") was added as a sub-advisor to manage a segment of UBS PACE Alternative Strategies Investments, effective September 11, 2007. Pursuant to the Sub-Advisory Agreement with Goldman, UBS Global AM (not the Portfolio) pays Goldman a fee, computed daily and payable monthly at an annual rate of 0.80% on the first $300 million; 0.75% on the next $200 million; and 0.70% on assets in excess of $500 million of the average daily net assets of the Portfolio or Segment allocated to its management.

Effective August 1, 2007, the below Portfolio's have each entered into a revised written fee waiver/expense reimbursement agreement with UBS Global AM to maintain the total annual ordinary operating expenses (with certain exclusions such as dividend expense, borrowing cost and interest expense) at a level not to exceed the following through November 30, 2008:

Portfolio	Effective 8/01/2007
UBS PACE Government Securities Fixed Income Investments—Class A	1.07%
UBS PACE Government Securities Fixed Income Investments—Class B	1.82
UBS PACE Government Securities Fixed Income Investments—Class C	1.57
UBS PACE Government Securities Fixed Income Investments—Class Y	0.82
UBS PACE Government Securities Fixed Income Investments—Class P	0.82
UBS PACE Intermediate Fixed Income Investments—Class A	0.93
UBS PACE Intermediate Fixed Income Investments—Class B	1.68
UBS PACE Intermediate Fixed Income Investments—Class C	1.43
UBS PACE Intermediate Fixed Income Investments—Class Y	0.68
UBS PACE Intermediate Fixed Income Investments—Class P	0.68

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Effective 8/01/2007
UBS PACE Strategic Fixed Income Investments—Class A	1.06%
UBS PACE Strategic Fixed Income Investments—Class B	1.81
UBS PACE Strategic Fixed Income Investments—Class C	1.56
UBS PACE Strategic Fixed Income Investments—Class Y	0.81
UBS PACE Strategic Fixed Income Investments—Class P	0.81
UBS PACE Municipal Fixed Income Investments—Class A	0.93
UBS PACE Municipal Fixed Income Investments—Class B	1.68
UBS PACE Municipal Fixed Income Investments—Class C	1.43
UBS PACE Municipal Fixed Income Investments—Class Y	0.68
UBS PACE Municipal Fixed Income Investments—Class P	0.68
UBS PACE Global Fixed Income Investments—Class A	1.25
UBS PACE Global Fixed Income Investments—Class B	2.00
UBS PACE Global Fixed Income Investments—Class C	1.75
UBS PACE Global Fixed Income Investments—Class Y	1.00
UBS PACE Global Fixed Income Investments—Class P	1.00

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments), collectively (the "Trust"), including the portfolios of investments, as of July 31, 2007, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting UBS PACE Select Advisors Trust at July 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 24, 2007

UBS PACE Select Advisors Trust

Tax information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2007) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
UBS PACE Large Co Value Equity Investments	52%	—
UBS PACE Large Co Growth Equity Investments	100%	—
UBS PACE Small/Medium Co Value Equity Investments	23%	—
UBS PACE International Equity Investments	—	$3,022,331
UBS PACE International Emerging Markets Equity Investments	—	1,134,970
UBS PACE Global Real Estate Securities Investments	5%	—
UBS PACE Alternative Strategies Investments	5%	—

Also, for the fiscal year ended July 31, 2007, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments is $33,641,895 and $9,477,527, respectively.

For the period ended July 31, 2007, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
UBS PACE Large Co Value Equity Investments	$48,854,986
UBS PACE Large Co Growth Equity Investments	2,301,210
UBS PACE Small/Medium Co Value Equity Investments	6,137,100
UBS PACE International Equity Investments	24,822,380
UBS PACE International Emerging Markets Equity Investments	17,939,705
UBS PACE Global Real Estate Securities Investments	43,202
UBS PACE Alternative Strategies Investments	941,267

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2007. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments—Board Approval of Sub-Advisory Agreement (unaudited)

February 2007 board meeting:

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on February 7, 2007, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed sub-advisory agreement ("Sub-Advisory Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Copper Rock Capital Partners, LLC ("Copper Rock") with respect to UBS PACE Small/Medium Co Growth Equity Investments (the "Portfolio"). At the recommendation of UBS Global AM, the board was being asked to replace Delaware Management Company, which had sub-advised a segment of the Portfolio, with Copper Rock. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its last annual contract renewal meeting for the portfolios in July 2006, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. At the meeting, the board was provided with information about Copper Rock, including information about the qualifications, backgrounds and responsibilities of Copper Rock's portfolio management team, assets under management and investment philosophy and process. The board was also provided by UBS Global AM with memoranda with additional information about Copper Rock and UBS Global AM's discussion of its reasons for recommending Copper Rock to the board, including that Copper Rock would benefit from the resources available from Old Mutual Asset Management, the majority shareholder of Copper Rock. The Board also met with members of the portfolio management team for Copper Rock, who discussed with the Board their investment philosophy.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board took note that at its July 2006 annual contract renewal meeting for the Trust, in connection with its review of the Trust's advisory, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios, including oversight of the provision of sub-advisory services by the sub-advisors to the portfolios. The board's evaluation of the services to be provided by Copper Rock to the Portfolio took into account the board's knowledge and familiarity gained as members of the board of funds in the UBS New York fund complex, including the Trust and its portfolios. As noted above, the board also received extensive materials from UBS Global AM and from Copper Rock about Copper Rock, including a memorandum from UBS Global AM discussing its reasons for recommending Copper Rock.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Copper Rock. The board noted that the sub-advisory fee to be paid to Copper Rock would be higher than the sub-advisory fee paid to the predecessor sub-advisor, but that UBS Global AM believed that the proposed sub-advisory fee was reasonable for sub-advisors managing the small/medium capitalization equity asset class. The board also considered that the compensation to be paid to Copper

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments—Board Approval of Sub-Advisory Agreement (unaudited)

Rock would be paid by UBS Global AM, not the Portfolio and, accordingly, that the retention of Copper Rock would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Portfolio performance—The board received and considered information with respect to Copper Rock's investment performance with separately managed accounts managed in the small to mid-cap growth equity style and the performance of the lead portfolio manager while managing a fund with an investment objective, policies and strategies substantially similar to the Portfolio. The board noted that, as Copper Rock would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not relevant to the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant.

Other benefits to the sub-advisor—The board was informed by management that Copper Rock's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Copper Rock did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or Copper Rock were present.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments and UBS PACE Small/Medium Co Value Equity Investments—Board Approval of Sub-Advisory Agreements (unaudited)

May 2007 board meeting:

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on May 9, 2007, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the proposed sub-advisory agreement ("Sub-Advisory Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Wellington Management Company, LLP ("Wellington Management") with respect to UBS PACE Large Co Growth Equity Investments (the "Portfolio"). At the recommendation of UBS Global AM, the board was being asked to replace GE Asset Management Incorporated, which had sub-advised a segment of the Portfolio, with Wellington Management. In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials it had reviewed at its last annual contract renewal meeting for the portfolios in July 2006, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. The board was also familiar with Wellington Management generally as Wellington Management is a sub-advisor for another of the Trust's portfolios, UBS PACE Alternative Strategies Investments. The board received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Wellington Management as a sub-advisor for the Portfolio. The board also received materials from Wellington Management detailing Wellington Management's investment process and growth style. The board also met with members of the portfolio management team for Wellington Management, who discussed with the board their investment philosophy, investment process and the backgrounds and qualifications of the portfolio management team members.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by Wellington Management to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board received extensive materials from UBS Global AM and from Wellington Management. The board reviewed UBS Global AM's memorandum detailing its reasons for recommending Wellington Management to replace one of the three sub-advisors for the Portfolio, including Wellington Management's seasoned portfolio management team, the extensive resources available to the portfolio team within Wellington Management and UBS Global AM's belief that Wellington Management's particular growth strategy would complement well the strategies of the Portfolio's other two sub-advisors who would continue to sub-advise the Portfolio. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Wellington Management. The board noted that the proposed sub-advisory fee that UBS Global AM had negotiated with Wellington Management would be the same as the sub-advisory fee paid to the predecessor sub-advisor. The board also considered that the compensation to be paid to Wellington Management would be paid by UBS Global AM, not the Portfolio and, accordingly, that in any event the

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments and UBS PACE Small/Medium Co Value Equity Investments—Board Approval of Sub-Advisory Agreements (unaudited)

retention of Wellington Management would not change the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

Portfolio performance—The board received and considered information provided by Wellington Management with respect to Wellington Management's composite investment performance in comparison to the Russell 1000 Growth Index. The board noted that based on the composite materials provided by Wellington Management, Wellington Management had outperformed the benchmark during most stated periods although in 2006 Wellington Management had underperformed the benchmark. The portfolio management team discussed the reasons for the underperformance. The board also noted that, as Wellington Management would be a new sub-advisor to the Portfolio, the current performance of the Portfolio was not relevant to the consideration of the approval of the Sub-Advisory Agreement.

Advisor profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee were not relevant.

Other benefits to the sub-advisor—The board was informed by management that Wellington Management's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Wellington Management did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio.

Background—The members of the board also considered and approved the proposed amended sub-advisory agreement (the "Amended Sub-Advisory Agreement") between UBS Global AM and Opus Capital Management ("Opus") with respect to UBS PACE Small/Medium Co Value Equity Investments (the "Portfolio"). UBS Global AM requested that the board approve the Amended Sub-Advisory Agreement because it provided for a reduction in the sub-advisory fee paid to Opus by UBS Global AM and superseded a fee waiver agreement, previously approved by the board, in place between UBS Global AM and Opus with respect to the fee paid to Opus by UBS Global AM. In its consideration of the approval of the proposed Amended Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Amended Sub-Advisory Agreement—The board was familiar with the services provided by Opus to the Portfolio as Opus is currently one of the sub-advisers for the Portfolio. The board considered that Opus had represented to UBS Global AM that the fee reduction embodied in the Amended Sub-Advisory Agreement would not result in a lower level of services to the Portfolio or to UBS Global AM. The board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Portfolio under the proposed Amended Sub-Advisory Agreement.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments and UBS PACE Small/Medium Co Value Equity Investments—Board Approval of Sub-Advisory Agreements (unaudited)

Sub-advisory fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM to Opus in light of the nature, extent and quality of the sub-advisory services currently provided and anticipated to be provided by Opus. The board noted that the proposed sub-advisory fee that UBS Global AM had negotiated with Opus would be lower than the current contractual fee rate, but at the same level as paid after giving effect to the existing fee waiver arrangement. The board also considered that the compensation to be paid to Opus would be paid by UBS Global AM, not the Portfolio and, accordingly, that the contractual fee reduction would not reduce the fees otherwise incurred by the Portfolio's shareholders but would instead benefit UBS Global AM. UBS Global AM noted that it had negotiated the lower fee with Opus in light of information regarding fees Opus was earning from another mutual fund, and that the reduction would bring the fee paid Opus more in line with the level of fees UBS Global AM paid to the Portfolio's other two sub-advisors. UBS Global AM also reviewed with the board the level of fees that had been paid to a prior sub-advisor that had been replaced by Opus. Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Amended Sub-Advisory Agreement.

Portfolio performance—The board noted that it had received at this meeting and at previous meetings information with respect to Opus's performance as a sub-adviser to the Portfolio and reviewed Opus's performance at each meeting and would conduct an extensive review of the performance of the Portfolio and the other portfolios of the Trust at its July meeting. The board determined that the Portfolio's performance was not relevant specifically to its consideration of the Amended Sub-Advisory Agreement; Opus was currently a sub-adviser to the Portfolio, and the amendment reflected only a reduction in the sub-advisory fee payable to Opus by UBS Global AM to bring it more in line with the fees paid the Portfolio's other sub-advisors. The services provided to the Portfolio would not change as a result of this approval.

Advisor profitability—The board recognized that as a result of the fee rate change, UBS Global AM could retain more of the management fee paid to it by the Portfolio; however, UBS Global AM did not believe that the amount involved would materially change its overall profitability with respect to the Portfolio. The board also recognized that it would be receiving extensive updated information regarding UBS Global AM's profitability within the following two months in preparation for its annual reconsideration of the management agreement with UBS Global AM.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee were not relevant.

Other benefits to the sub-advisor—The board was informed by management that Opus's relationship with the Portfolio would be, as it currently was, limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Opus did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the Amended Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement or the Amended Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the Sub-Advisory Agreement and the Amended Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM, Wellington Management or Opus were present.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

July board meeting:

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on July 18, 2007, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with Subadvisers, the subadvisory agreements for the Portfolios. (Throughout this discussion, each subadviser to a Portfolio is referred to as a "Subadviser" and each subadvisory agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including, with respect to each Portfolio, performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM and, where applicable, the Portfolios' Subadvisers, as well as the advisory, subadvisory, administrative and distribution arrangements for the Portfolios. In addition, one of the Independent Trustees and legal counsel to the Independent Trustees met several times with management and representatives of PricewaterhouseCoopers LLP ("PwC") to discuss management's proposed profitability methodology and made suggestions for changes to the methodology. As a result of management's focus on the profitability methodology and this series of meetings, the Independent Trustees received extensive information on UBS Global AM's profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board also received a summary prepared by the Trust's counsel of each Subadviser's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements, including the Subadvisers' soft dollar and trade allocation practices and current litigation that might affect a Subadviser's performance of subadvisory services for the applicable Portfolio. The board also received materials detailing the administrative services provided to the Portfolios by UBS Global AM, which include providing accounting and financial analysis for the Portfolios, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio's service providers.

The Independent Trustees also met for several hours the evening before the board meeting to discuss matters related to the Portfolios and other funds subject to their oversight and met again in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, subadvisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM under the Investment Management and Administration Agreement (including in particular UBS Global AM's oversight of each Subadviser's provision of subadvisory services) and, for those Portfolios with Subadviser(s), subadvisory services provided by the particular Subadviser under the Subadvisory Agreements

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios, including custody, accounting and transfer agency services and, for each subadvised Portfolio, overseeing the Subadviser's provision of subadvisory services to the Portfolio. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Subadvisers for the Portfolios and reported to the board at each meeting on the Subadvisers' performance and made recommendations with respect to Subadviser changes from time to time based on the performance of the Subadvisers and certain other factors. The board's evaluation of the services provided by UBS Global AM and the Subadvisers took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of each Portfolio's senior personnel at UBS Global AM and had received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Subadviser. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Portfolio assets are effected. The board also reviewed, with respect to the non-money market Portfolios, brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM or a Subadviser and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement and, for the subadvised Portfolios, the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio, if any, and considered the actual fee rate

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

(after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with each Portfolio (except UBS PACE International Emerging Markets Equity Investments) under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through December 1, 2007 (excluding dividend expense, borrowing costs and/or interest expense, if any) would not exceed specified limits for each class (or, with respect to certain Portfolios an agreement to waive its management fee to the extent necessary to reflect the lower overall fees paid by UBS Global AM to one of the Portfolio's Subadvisers). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). Based on its review of the information provided by Lipper, the board expressed views regarding the comparative level of fees and/or expenses for certain of the Portfolios, particularly certain of the fixed-income Portfolios. Management responded to these views by proposing increased fee waiver/expense reimbursement arrangements for certain of the Portfolios to reduce these expenses, as described below. A discussion of the board's considerations with respect to each Portfolio's fees is set forth below. (The footnotes to the financial statements appearing earlier in this annual report contain details regarding the expense caps and fee waiver arrangements for each Portfolio.)

Based on its review of the Lipper materials and the supplemental materials provided by UBS Global AM, the board discussed the relationship between the administration fees paid under the Investment Management and Administration Agreement and the total fees paid under such agreement. The board also discussed with UBS Global AM the relative level of the administration fee component versus administration fees paid by other funds with similar structures. UBS Global AM noted historical reasons for the current fee structure, including provisions contained in a regulatory grant of exemption received by the Trust. However, in light of the board's views, UBS Global AM stated that it would develop a formal proposal to submit to the board at a future date to change the structure of the fees. The proposal would also be expected to include reducing the overall contractual level of fees for certain funds by making permanent certain voluntary expense cap arrangements. UBS Global AM noted that if the board approved that future proposal, the changes would require shareholder approval. UBS Global AM and the board discussed using the opportunity of a shareholders' meeting to place certain other matters before investors, including possibly updating certain fundamental investment restrictions. UBS Global AM noted that if the board wanted to proceed in this manner, it would regard the costs related to the shareholders' meeting to be outside the current expense cap arrangements, which relate to ordinary Portfolio expenses. The board agreed and directed UBS Global AM to report back with a formal proposal, including draft proxy materials, at a future date.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisers in connection with its

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

consideration of subadvisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds and economies of scale from certain Subadvisers as part of the summary of each Subadviser's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadviser is paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of a Subadviser does not increase the fees otherwise incurred by a Portfolio's shareholders.

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- (or shorter for newer Portfolios) and since inception periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, including in most cases with respect to certain benchmark indices, including with respect to each Subadviser's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by Subadvisers, the board also reviewed information with respect to the Subadviser's profitability in providing services to the Portfolios. The board did not consider such Subadviser profitability information highly relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realizes economies of scale as the Portfolios' assets grew beyond current levels, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that, with the exception of UBS PACE Money Market Investments, each Portfolio's Contractual Management Fee contained breakpoints (with respect to the UBS PACE Large Co Value Equity Investments, the equivalent of breakpoints in the form of a permanent fee waiver which reduces the Contractual Management Fee as assets increase). The board also noted that, with the exception of UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Alternative Strategies Investments, UBS PACE High Yield Investments and UBS PACE Global Real Estate Securities Investments, each Portfolio's asset level exceeded its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for most of the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Subadvisers—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the subadvisers' relationships with the sub-advised Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisers did not receive tangible ancillary benefits as a result of their relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars for the equity Portfolios (which would also potentially benefit such Portfolios). The board recognized that certain Subadvisers could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisers to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadviser with an established or well-regarded reputation.

In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that fifth of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that fifth of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that fifth of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that fifth of the funds in the Performance Universe with the worst relative performance.

UBS PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period and since inception, the first (i.e., top) quintile for the three-year period and at the median for the five-year period. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board expressed its views regarding the level of expenses, and

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

management proposed an increased expense cap for each class of the Portfolio so that the ordinary total operating expenses of each class of the Portfolio (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.07% for Class A, 1.82% for Class B, 1.57% for Class C, 0.82% for Class Y and 0.82% for Class P through November 30, 2008. Management also proposed that effective August 1, 2007, UBS Global AM would waive its management fees to the extent necessary to reflect a lower subadvisory fee to be paid by UBS Global AM to PIMCO, if the board approved a new Subadvisory Agreement with PIMCO that offered a fee reduction, which was also under consideration. Based on its review and management's proposals, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement (as proposed to be revised), respectively.

UBS PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one- and three-year periods and in the fifth quintile for the five-year period and since inception, showing overall that the Portfolio's performance relative to its Performance Universe had improved over time. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was at the median and its Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board expressed its views regarding the level of expenses, and management proposed an increased expense cap for each class of the Portfolio so that the ordinary total operating expenses of each class of the Portfolio (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P through November 30, 2008. Based on its review and management's proposal, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one- and three-year periods and the second quintile for the five-year period and since inception. Management noted that the Portfolio's relative performance in comparison to its Performance Universe had improved over the past year as the Portfolio benefited from PIMCO's long duration positioning over a majority of the year. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and its Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board expressed its views regarding the level of expenses, and management proposed an increased expense cap for each class of the Portfolio so that the ordinary total operating expenses of each class of the Portfolio (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.06% for Class A, 1.81% for Class B, 1.56% for Class C, 0.81% for Class Y and 0.81% for Class P through November 30, 2008. Based on its review and management's proposal, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period, the five-year period and since inception and the fourth quintile for the three-year period. The board questioned management about the Portfolio's performance. UBS Global AM noted that the Portfolio was being managed with a shorter duration than many other funds in its peer group and that this more conservative positioning impacted performance over the longer term. It was also noted that the Board had approved changing the Portfolio's benchmark to the Lehman Brothers Municipal 3-15 Year Index at the May 2007 meeting and that the Portfolio's duration positioning after this change should be more in line with its current peer group. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board expressed its views regarding the level of expenses, and management proposed an increased expense cap for each class of the Portfolio so that the ordinary total operating expenses of each class of the Portfolio (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 0.93% for Class A, 1.68% for Class B, 1.43% for Class C, 0.68% for Class Y and 0.68% for Class P through November 30, 2008. Based upon its review and management's proposal, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Rogge Global Partners plc ("Rogge"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and the third quintile for the three-year and five-year periods

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

and since inception. Management noted that the Portfolio is compared to a peer group which includes both currency hedged and currency unhedged investment styles and both "global" and "international" fixed income managers. Management also explained that both subadvisers had underperformed the benchmark for the one-year period. Management believed Rogge's under-performance was due to its underweight in Japanese bonds and its overweight to dollar bloc currencies versus Asian currencies. Management also noted it was recommending the termination of the Portfolio's other Subadviser (because in part of the departure of certain investment advisory personnel from the Subadviser) and that Rogge would become the sole Subadviser and employ additional strategies, which management believed could improve performance. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were each in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board expressed its views regarding the level of expenses, and management proposed a fee waiver and increased expense cap for each class of the Portfolio so that the ordinary total operating expenses of each class of the Portfolio (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.25% for Class A, 2.00% for Class B, 1.75% for Class C, 1.00% for Class Y and 1.00% for Class P through November 30, 2008. These ratios reflected management's proposal that effective August 1, 2007, UBS Global AM would waive its management fees to the extent necessary to reflect the lower subadvisory fee negotiated with Rogge and to be paid by UBS Global AM to Rogge effective August 23, 2007 (such lower subadvisory fees to be reflected in a new Subadvisory Agreement with Rogge). Based on its review and taking into account management's proposals, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement (as proposed to be revised), respectively. The board also agreed that the Subadvisory Agreement with the Portfolio's other Subadvisor, Fischer Francis Trees & Watts, Inc. (and affiliates) would continue to the extent necessary to facilitate the orderly termination of its Subadvisory Agreement and transition of its segment of the Portfolio to Rogge.

UBS PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of SSgA Funds Management, Inc. ("SSgA"), Westwood Management Corporation ("Westwood") and Institutional Capital LLC ("ICAP"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one-year period, in the first quintile for the three-year period and in the second quintile for the five-year period and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—In addition to the fee waiver/reimbursement agreement (in the form of a contractual agreement) for this Portfolio, the board also considered that UBS Global AM is contractually obligated to waive its management fee to the extent necessary to reflect the lower overall fees paid by UBS Global AM to SSgA. The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile but that its Actual Management Fee was in the third quintile and total expenses were in the second quintile in the Portfolio's Expense Group for the

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fees paid to each of SSgA, Westwood and ICAP were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico") and SSgA, the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one, three- and five-year periods and at the median since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—In addition to the fee waiver/reimbursement agreement for this Portfolio, the board also considered that UBS Global AM is also contractually obligated to waive its management fee to the extent necessary to reflect the lower overall fees paid by UBS Global AM to SSgA. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and that its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fees paid to each of Wellington, Marsico and SSgA were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE Small/Medium Co Value Equity Investments

Background—In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Ariel Capital Management, LLC ("Ariel"), Metropolitan West Capital Management, LLC ("MetWest Capital") and Opus Capital Management, Inc. ("Opus"), the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period and in the fifth quintile for the three- and five-year periods and since inception. Management noted that the Portfolio's improvement relative to its Performance Universe was primarily due to the performance of MetWest Capital during the one-year period. Based on its review, the board concluded that the Portfolio's investment performance was acceptable, but noted that further information on the Portfolio's performance in the future could be expected to be subject to heightened scrutiny.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and that its total expenses were in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fees paid to each of Ariel, MetWest Capital and Opus were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

UBS PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Copper Rock Capital Partners, LLC ("Copper Rock"), AG Asset Management LLC ("AG Asset Management") and Riverbridge Partners, LLC ("Riverbridge"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one- and five-year periods, in the fourth quintile for the three-year period and in the second quintile since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were each in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fee paid to each of Copper Rock, AG Asset Management and Riverbridge were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie, Inc. ("Martin Currie"), Mondrian Investment Partners Ltd. ("Mondrian") and J.P. Morgan Asset Management, Inc. ("JP Morgan"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three- and five-year periods and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the fourth quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fees paid to each of Martin Currie, Mondrian and JP Morgan were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners ("Gartmore") and Mondrian, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one-year period, in the fourth quintile for the three-year period and in the fifth quintile for the five-year period and since inception. Management noted that the Portfolio's relative

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

performance had improved over the one-year period due to the outperformance of both of the Subadvisers. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile, its Actual Management Fee was in the second quintile and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fees paid to each of Mondrian and Gartmore were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

UBS PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three-, five- and ten-year periods and since inception. Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the first quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

UBS PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MacKay Shields LLC ("MacKay Shields"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the fifth quintile for the period since inception in April 2006. The board questioned management about the Portfolio's underperformance. Management noted that the Portfolio's performance was due to several factors, including MacKay Shield's security selection and sector allocation (which emphasized less risky investments as opposed to many of the Portfolio's peers, which generally took more risk); that the Portfolio, which commenced operations in April 2006 and had relatively large amounts of cash inflows in comparison to its size, throughout this initial inception period held more cash than it was expected to hold going forward; and that the rapid growth of the Portfolio's assets put the Portfolio in a near-constant buying mode, with the result that the Portfolio paid the "ask" price for securities while valuing them at the "bid" price, with a compounding impact to performance, which management anticipated could abate if the purchase of additional securities represented a smaller percentage of the Portfolio's assets if the Portfolio grew in the future. Based on its review and management's explanation, the board concluded that the Portfolio's investment performance during its initial period since inception had been acceptable.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the first quintile and its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board recognized that the Portfolio's small size in comparison to its peers in its Expense Group may have had an effect on its comparative ranking with respect to expenses. Taking this into account, the board determined that the management fee and the subadvisory fee were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

UBS PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, Inc. ("Analytic") and Wellington Management Company, LLP ("Wellington"), the board, including the Independent Trustees also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was at the median for the one-year period. Based on its review, the board concluded that the Portfolio's investment performance for this initial period had been acceptable.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management discussed with the board the heterogeneous nature of the relatively small Lipper Expense Group Universe. In light of the complex strategies employed by the Portfolio, the board determined that the management fee and the subadvisory fee paid to each of Analytic and Wellington were reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreements, respectively.

Approval of Goldman Sachs Asset Management, L.P. ("GSAM") as a new Subadviser to UBS PACE Alternative Strategies Investments

UBS Global AM also requested that the board approve the addition of GSAM as a new Subadviser to the Portfolio. In addition to the factors described above, to the extent applicable to the approval of a new subadviser, the board also considered management's reasons for proposing GSAM as an additional Subadviser for the Portfolio, including that management believed GSAM's strategy would have a low correlation to the strategies currently employed by the other two Subadvisers to the Portfolio, and how the fixed-income orientation GSAM would bring to the Portfolio could correlate with the general equity, currency and options strategies of the other two Subadvisers, possibly resulting in reduced volatility for the Portfolio. The board also received materials from GSAM detailing its portfolio management team, organization and investment strategy and portfolio selection process. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed subadvisory agreement. The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the subadvisory services anticipated to be provided by GSAM. The board considered that the compensation to be paid to GSAM would be paid by UBS Global AM, not the Portfolio and, accordingly, that in any event the retention of GSAM would not change the fees otherwise incurred by the Portfolio's shareholders. Taking all of the above into consideration, the board determined that the proposed subadvisory fee was reasonable in

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements
(unaudited)

light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the subadvisory agreement. The board was informed by management that GSAM's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that GSAM did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio). The board noted that, as GSAM would be a new Subadviser to the Portfolio, the current performance of the Portfolio was not relevant to the consideration of the approval of the subadvisory agreement. Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the subadvisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. The board also considered that, as the subadvisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee were not relevant. In light of all of the foregoing, the board approved the proposed subadvisory agreement with GSAM for the Portfolio to become effective later in 2007.

UBS PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with GSAM, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile since inception. Based on its review, the board concluded that the Portfolio's investment performance for this initial period had been acceptable.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. The board determined that the management fee and the subadvisory fee paid to GSAM was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement and the Subadvisory Agreement, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisers, the Subadvisory Agreement(s) to continue for another year, except as otherwise noted above.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM or the Subadvisers were present.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee and officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (continued)
Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (2001-2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM-Americas region"). Prior to joining UBS Global AM-Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM-Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM-Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM-Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM-Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM-Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM-Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM-Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM-Americas region (since 2005). Prior to joining UBS Global AM-Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael H. Markowitz**; 42	Vice President	Since 2001	Mr. Markowitz is a managing director (since 2004), portfolio manager and head of US short duration fixed income (since 2003) of UBS Global AM-Americas region. Mr. Markowitz is a vice president of six investment companies (consisting of 27 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM-Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM-Americas region (since July 2006). Prior to joining UBS Global AM-Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 103 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

(This page has been left blank intentionally)

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019

UBS PACE Money Market
Investments

Annual Report
July 31, 2007

UBS PACE Money Market Investments

September 19, 2007

Dear Shareholder,

Performance

For the fiscal year ended July 31, 2007, the Portfolio returned 4.86% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum UBS PACE program fee, the Portfolio returned 3.29%). In comparison, the 90-Day US T-Bill Index (the "Index") returned 5.06%, and the median return for the Lipper Money Market Funds category was 4.68%. (Returns over various time periods are shown in the "Performance at a glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

US economic growth was mixed during the fiscal year. After expanding 2.4% in the second quarter of 2006, gross domestic product (GDP) grew 1.1% and 2.1% in the third and fourth quarters of the calendar year, respectively. The economy then weakened further during the first quarter of 2007, with GDP growing a modest 0.6%. This was attributed, in part, to the faltering housing market. The economy then appeared to rebound in the second quarter, as the preliminary estimate for GDP growth came in at 4.0%.

UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Michael H. Markowitz

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS PACE Money Market Investments

Just prior to the start of the review period, the Federal Reserve Board (the "Fed") raised the federal funds rate by 25 basis points (0.25%)—bringing it to 5.25%—where it remained throughout the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed has repeatedly indicated that future rate movements would be data-dependent, as it attempts to ward off inflation and to keep the economy growing at a reasonable pace.

Following the conclusion of the reporting period, the Fed reacted to concerns over subprime lending (a type of lending that relies on risk-based pricing to serve borrowers who cannot obtain credit in the prime market) by providing greater amounts of liquidity to the market in order to facilitate normal market operations. The Fed followed this up by lowering the fed funds rate by 0.50%, bringing it to 4.75%, at its September 18, 2007 meeting.

The Fed has stated that it plans to continue monitoring the risks of rising inflation along with the potential for slower economic growth.

Portfolio Performance

We initially focused on securities with maturities of three to six months, as the future direction of short-term interest rates was uncertain. This strategy allowed us to take advantage of the yield curve position, which was inverted for most of the period, and to lock in higher yields, while at the same time insulating the Portfolio to some degree from a possible Fed rate cut. (An inverted yield curve environment is one in which long-term debt instruments have a lower yield than short-term debt instruments of the same credit quality.)

Later in the fiscal year, we began using a "barbell" strategy (in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve). While we continued to buy shorter-term securities, we also sought to extend the Portfolio's weighted average maturity with longer-term money market securities maturing within nine to 13 months. This was beneficial to performance, as the yield on one-year money market securities rose steadily higher late in the reporting period.

As always, quality, liquidity and yield remained paramount in our selection process for the Portfolio. We maintained relatively large

2

UBS PACE Money Market Investments

positions in commercial paper (a short-term security often backed by a guarantee or a letter of credit from a bank or other entity), although we decreased this somewhat over the reporting period. Other short-term corporate obligations and certificates of deposit also comprised a fair amount of the Portfolio. Within these sectors, we found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Fed. We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (The LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head of the Americas UBS Global Asset Management (Americas) Inc.	Michael H. Markowitz Portfolio Manager UBS PACE Money Market Investments Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12 months ended July 31, 2007. The views and opinions in this letter were current as of September 19, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

3

UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2007. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

4

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/07

	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	4.86%	2.39%	3.51%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	3.29%	0.87%	1.97%
90-Day US T-Bill Index[2]	5.06%	2.72%	3.66%
Lipper Money Market Funds median	4.68%	2.21%	3.31%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2007, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 3.29%; 5-year period, 0.81%; 10-year period, 1.97%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2007 was 4.72% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was 4.40% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 3.22% after fee waivers and/or expense reimbursements; the yield was 2.90% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

5

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2007 to July 31, 2007.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

		Beginning account value February 1, 2007	Ending account value July 31, 2007	Expenses paid during period[1] 02/01/07 to 07/31/07	Expense ratio during the period
Class P	Actual	$1,000.00	$1,023.80	$3.01	0.60%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.82	3.01	0.60%

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

7

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/07
Net assets (mm)	$408.6
Number of holdings	98
Weighted average maturity	54 days
Portfolio composition[1]	07/31/07
Commercial paper	60.0%
Certificates of deposit	18.0
Short-term corporate obligations	14.4
US government agency obligations	4.7
Bank notes	2.7
Repurchase agreement	0.1
Other assets less liabilities	0.1
Total	100.0%
Top 10 holdings[1]	07/31/07
Alpine Securitization, 5.270% due 08/10/07	2.4%
Morgan (J.P.) Chase & Co., 5.230% due 08/29/07	2.4
KBC Financial Products International Ltd., 5.210% due 08/06/07	2.2
Grampian Funding LLC, 5.185% due 11/21/07	2.2
Bank of Ireland, 5.235% due 08/16/07	2.0
Beta Finance, Inc., 5.230% due 08/22/07	2.0
Federal Home Loan Bank, 5.200% due 10/10/07	1.8
Bayerische Landesbank, 5.255% due 09/20/07	1.8
Merrill Lynch & Co., 5.200% due 09/10/07	1.7
Toyota Motor Credit Corp., 5.250% due 09/17/07	1.7
Total	20.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2007. The Portfolio is actively managed and its composition will vary over time.

8

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
US government agency obligations—4.65%
Federal Farm Credit Bank 5.240%, due 08/01/07[1]	$5,000,000	$4,999,874
Federal Home Loan Bank 5.200%, due 10/10/07[1]	7,500,000	7,497,725
Federal Home Loan Mortgage Corp. 5.350%, due 03/26/08	3,000,000	3,000,000
5.400%, due 07/21/08	3,500,000	3,500,000
Total US government agency obligations (cost—$18,997,599)		18,997,599
Bank notes—2.69%
Banking-US—2.69%
Bank of America N.A. 5.330%, due 12/17/07	5,000,000	5,000,000
5.445%, due 08/01/07[1]	6,000,000	6,000,000
Total bank notes (cost—$11,000,000)		11,000,000
Certificates of deposit—18.05%
Banking-non-US—13.64%
Bank of Tokyo-Mitsubshi UFJ Ltd. 5.360%, due 08/08/07	3,250,000	3,250,000
Barclays Bank PLC 5.360%, due 01/18/08	2,000,000	2,000,000
5.465%, due 08/15/07	4,000,000	4,000,000
Calyon N.A., Inc. 5.295%, due 09/28/07[1]	4,000,000	3,999,479
5.325%, due 01/16/08	4,000,000	4,000,000
Deutsche Bank AG 5.345%, due 04/14/08	3,000,000	3,000,000
5.405%, due 08/01/07[1]	4,000,000	4,000,000
Mizuho Corporate Bank Ltd. 5.310%, due 08/28/07	5,000,000	5,000,000
Natexis Banque 5.365%, due 06/02/08	2,000,000	2,000,000
5.525%, due 08/01/07[1]	3,000,000	3,000,000
Norinchukin Bank Ltd. 5.295%, due 10/10/07	4,000,000	4,000,000
5.320%, due 08/16/07	4,000,000	4,000,000
5.350%, due 01/28/08	2,000,000	2,000,000

9

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Royal Bank of Scotland PLC 5.290%, due 10/18/07	$1,500,000	$1,499,965
Toronto-Dominion Bank 5.281%, due 10/05/07	5,000,000	5,000,011
Westpac Banking Corp. 5.330%, due 08/28/07	5,000,000	5,000,037
		55,749,492
Banking-US—4.41%
American Express, Federal Savings Bank 5.290%, due 08/08/07	3,000,000	3,000,000
Citibank N.A. 5.310%, due 09/06/07	5,000,000	5,000,000
US Bank N.A. 5.290%, due 08/30/07[1]	5,000,000	5,000,119
Wells Fargo Bank N.A. 5.290%, due 08/22/07	5,000,000	5,000,000
		18,000,119
Total certificates of deposit (cost—$73,749,611)		73,749,611
Commercial paper[2]—59.98%
Asset backed-banking—2.41%
Atlantis One Funding 5.190%, due 01/07/08	7,000,000	6,839,542
5.195%, due 08/24/07	3,000,000	2,990,043
		9,829,585
Asset backed-miscellaneous—17.38%
Alpine Securitization 5.270%, due 08/10/07	10,000,000	9,986,825
Atlantic Asset Securitization LLC 5.280%, due 08/10/07	2,500,000	2,496,700
Bryant Park Funding LLC 5.270%, due 08/08/07	6,000,000	5,993,852
Chariot Funding LLC 5.380%, due 08/01/07	5,500,000	5,500,000

10

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Falcon Asset Securitization Corp. 5.260%, due 08/06/07	$3,000,000	$2,997,808
5.260%, due 08/31/07	6,500,000	6,471,508
Jupiter Securitization Co. LLC 5.265%, due 08/10/07	5,000,000	4,993,419
Ranger Funding Co. LLC 5.270%, due 08/07/07	5,628,000	5,623,057
5.280%, due 08/20/07	5,000,000	4,986,067
Regency Markets No. 1 LLC 5.275%, due 08/20/07	5,000,000	4,986,080
Sheffield Receivables Corp. 5.270%, due 08/06/07	6,000,000	5,995,608
Thunderbay Funding 5.260%, due 08/23/07	6,000,000	5,980,713
Variable Funding Capital Corp. 5.265%, due 08/10/07	5,000,000	4,993,419
		71,005,056
Asset backed-securities—12.09%
Beta Finance, Inc. 5.230%, due 08/22/07	8,000,000	7,975,594
Cancara Asset Securitisation LLC 5.260%, due 08/13/07	5,000,000	4,991,233
Clipper Receivables Co. LLC 5.280%, due 08/07/07	5,000,000	4,995,600
Dorada Finance, Inc. 5.250%, due 08/15/07	3,000,000	2,993,875
5.290%, due 08/15/07	5,000,000	4,989,714
Grampian Funding LLC 5.185%, due 11/21/07	9,000,000	8,854,820
Scaldis Capital LLC 5.230%, due 11/15/07	5,000,000	4,923,003
Solitaire Funding LLC 5.235%, due 08/23/07	3,750,000	3,738,003
5.250%, due 10/23/07	5,000,000	4,939,479
5.275%, due 08/24/07	1,000,000	996,630
		49,397,951

11

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Commercial paper[2]—(continued)
Banking-non-US—6.34%
Alliance & Leicester PLC 5.250%, due 10/24/07	$4,000,000	$3,951,000
Allied Irish Banks N.A., Inc. 5.240%, due 10/19/07	3,000,000	2,965,503
Bank of Ireland 5.235%, due 08/16/07	8,000,000	7,982,550
Depfa Bank PLC 5.200%, due 08/02/07	2,000,000	1,999,711
KBC Financial Products International Ltd. 5.210%, due 08/06/07	9,000,000	8,993,488
		25,892,252
Banking-US—12.05%
ABN-AMRO N.A. Finance, Inc. 5.240%, due 10/12/07	4,000,000	3,958,080
Barclays US Funding Corp. 5.235%, due 08/01/07	3,000,000	3,000,000
Bayerische Landesbank 5.255%, due 09/20/07	7,500,000	7,445,260
5.265%, due 08/13/07	5,000,000	4,991,225
HSBC USA, Inc. 5.255%, due 09/28/07	5,000,000	4,957,668
ING (US) Funding LLC 5.250%, due 08/09/07	5,000,000	4,994,167
Morgan (J.P.) Chase & Co. 5.230%, due 08/29/07	10,000,000	9,959,322
Natexis Banques Populaires US Finance Co. LLC 5.065%, due 09/07/07	1,000,000	994,794
San Paolo IMI US Financial Co. 5.185%, due 10/24/07	4,000,000	3,951,607
Societe Generale N.A., Inc. 5.270%, due 08/06/07	5,000,000	4,996,340
		49,248,463
Beverage/bottling—1.20%
Coca Cola Co. 5.175%, due 11/30/07	5,000,000	4,913,031

12

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Commercial paper[2]—(concluded)
Brokerage—3.39%
Greenwich Capital Holdings, Inc. 5.170%, due 12/03/07	$5,000,000	$4,910,961
5.190%, due 08/24/07	2,000,000	1,993,368
Merrill Lynch & Co., Inc. 5.200%, due 09/10/07	7,000,000	6,959,556
		13,863,885
Energy-integrated—2.08%
Koch Resources LLC 5.260%, due 08/10/07	3,500,000	3,495,398
5.260%, due 08/17/07	5,000,000	4,988,311
		8,483,709
Finance-captive automotive—1.70%
Toyota Motor Credit Corp. 5.250%, due 09/17/07	7,000,000	6,952,021
Finance-noncaptive diversified—0.97%
General Electric Capital Corp. 5.150%, due 11/09/07	4,000,000	3,942,778
Metals & mining—0.37%
Rio Tinto Ltd. 5.270%, due 08/01/07	1,500,000	1,500,000
Total commercial paper (cost—$245,028,731)		245,028,731
Short-term corporate obligations—14.40%
Asset backed-securities—7.49%
Asscher Finance Corp. 5.400%, due 07/09/08[3]	2,000,000	1,999,906
Beta Finance, Inc. 5.350%, due 10/23/07[3]	1,000,000	1,000,000
CC (USA), Inc. (Centauri) 5.330%, due 08/28/07[1,3]	3,000,000	3,000,067
5.340%, due 06/05/08[3]	2,500,000	2,499,797
5.375%, due 08/28/07[1,3]	2,000,000	2,000,325
Cullinan Finance Corp. 5.320%, due 08/01/07[1,3]	3,000,000	2,999,855
5.320%, due 01/16/08[3]	1,500,000	1,500,000
5.340%, due 10/10/07[1,3]	1,500,000	1,499,933

13

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Short-term corporate obligations—(concluded)
Asset backed-securities—(concluded)
Dorada Finance, Inc. 5.455%, due 08/01/07[1,3]	$3,100,000	$3,100,245
K2 (USA) LLC 5.320%, due 10/15/07[1,3]	5,000,000	4,999,044
5.400%, due 06/16/08[3]	3,000,000	3,000,000
Links Finance LLC 5.325%, due 08/15/07[1,3]	3,000,000	3,000,039
		30,599,211
Automobile OEM—0.43%
American Honda Finance Corp. 5.360%, due 09/27/07[1,3]	1,750,000	1,750,208
Banking-non-US—3.91%
Caja Ahorros Barcelona 5.366%, due 10/23/07[1,3]	4,000,000	4,000,000
National Australia Bank Ltd. 5.290%, due 08/15/07[1,3]	6,000,000	6,000,000
Societe Generale 5.310%, due 08/02/07[1,3]	3,000,000	3,000,000
Westpac Banking Corp. 5.300%, due 08/06/07[1,3]	3,000,000	3,000,000
		16,000,000
Banking-US—0.98%
Citigroup Funding, Inc. 5.360%, due 08/01/07[1]	2,000,000	2,000,515
Wells Fargo & Co. 5.420%, due 09/28/07[1]	2,000,000	2,000,310
		4,000,825
Finance-captive automotive—1.22%
Toyota Motor Credit Corp. 5.300%, due 08/01/07[1]	2,000,000	2,000,000
5.330%, due 10/09/07[1]	3,000,000	3,000,240
		5,000,240
Finance-noncaptive diversified—0.37%
General Electric Capital Corp. 5.410%, due 10/15/07[1]	1,500,000	1,500,566
Total short-term corporate obligations (cost—$58,851,050)		58,851,050

14

UBS PACE Money Market Investments

Statement of net assets—July 31, 2007

	Face amount	Value
Repurchase agreement—0.12%
Repurchase agreement dated 07/31/07 with State Street Bank & Trust Co., 4.720% due 08/01/07, collateralized by $489,918 US Treasury Notes, 4.250% to 6.125% due 08/15/07 to 11/15/13; (value—$483,043); proceeds: $473,062 (cost—$473,000)	$473,000	$473,000
Total investments (cost—$408,099,991)—99.89%		408,099,991
Other assets in excess of liabilities—0.11%		462,351
Net assets (applicable to 408,563,102 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$408,562,342

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2007, and reset periodically.

2  Interest rates shown are the discount rates at date of purchase.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.83% of net assets as of July 31, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

OEM  Original Equipment Manufacturer

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	71.1%
Japan	7.4
United Kingdom	4.9
France	3.9
Australia	3.4
Ireland	3.2
Belgium	2.2
Germany	1.7
Canada	1.2
Spain	1.0
Total	100.0%

Weighted average maturity—54 days

See accompanying notes to financial statements
15

UBS PACE Money Market Investments

Statement of operations

For the year ended July 31, 2007
Investment income:
Interest	$20,298,405
Expenses:
Transfer agency and related services fees	1,593,489
Investment management and administration fees	1,328,637
Reports and notices to shareholders	349,393
Professional fees	72,487
Custody and accounting fees	53,145
Federal and state registration fees	36,715
Trustees' fees	18,368
Insurance expense	13,454
Other expenses	11,214
3,476,902
Less: Expense reimbursements by investment manager and administrator	(1,199,238)
Net expenses	2,277,664
Net investment income	18,020,741
Net realized loss from investment activities	(150)
Net increase in net assets resulting from operations	$18,020,591

Statement of changes in net assets

	For the years ended July 31,
	2007	2006
From operations:
Net investment income	$18,020,741	$11,179,756
Net realized losses from investment activities	(150)	(323)
Net increase in net assets resulting from operations	18,020,591	11,179,433
Dividends to shareholders from:
Net investment income	(18,020,741)	(11,179,756)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	65,989,601	115,045,105
Net increase in net assets	65,989,451	115,044,782
Net assets:
Beginning of year	342,572,891	227,528,109
End of year	$408,562,342	$342,572,891
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
16

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the years ended July 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.048	0.038	0.018	0.005	0.009
Dividends from net investment income	(0.048)	(0.038)	(0.018)	(0.005)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[1]	4.86%	3.89%	1.80%	0.51%	0.96%
Ratios/supplemental data:
Net assets, end of year (000's)	$408,562	$342,573	$227,528	$166,067	$123,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.60%	0.60%	0.60%	0.60%	0.57%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%	0.99%	0.97%	0.96%	1.13%
Net investment income to average net assets	4.75%	3.89%	1.85%	0.51%	0.94%

1  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

17

UBS PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

18

UBS PACE Money Market Investments

Notes to financial statements

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a

19

UBS PACE Money Market Investments

Notes to financial statements

special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

20

UBS PACE Money Market Investments

Notes to financial statements

Investment manager and administrator

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2007, the Portfolio owed UBS Global AM $127,236 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total annual ordinary operating expenses (excluding interest expense, if any) at a level not exceeding 0.60% through December 1, 2007. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap. For the year ended July 31, 2007, UBS Global AM reimbursed the Portfolio for non-management fee expenses totaling $1,199,238. At July 31, 2007, UBS Global AM owed the portfolio $116,650 for expense reimbursements.

At July 31, 2007, the Portfolio had expense reimbursements subject to repayment and respective dates of expiration as follows:

Expense reimbursements subject to repayment	Expires July 31, 2008	Expires July 31, 2009	Expires July 31, 2010
$3,033,137	$718,836	$1,115,063	$1,199,238

Additional information regarding compensation to affiliate of a board member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley

21

UBS PACE Money Market Investments

Notes to financial statements

does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2007, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $397,121,308. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and is compensated for these services by PFPC, not the Portfolio.

For the year ended July 31, 2007, UBS Financial Services Inc. received from PFPC, not the Portfolio, $847,540 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

Other liabilities and components of net assets

At July 31, 2007, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$2,911,812
Dividends payable to shareholders	821,317
Other accrued expenses*	537,655

* Excludes investment management and administration fees.

22

UBS PACE Money Market Investments

Notes to financial statements

At July 31, 2007, the components of net assets were as follows:

Accumulated paid in capital	$408,562,941
Accumulated net realized loss from investment activities	(599)
Net assets	$408,562,342

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2007 and July 31, 2006 was ordinary income.

At July 31, 2007 the components of accumulated earnings on a tax basis were undistributed ordinary income of $821,317 and accumulated realized capital and other losses of $599.

At July 31, 2007, the Portfolio has a net capital loss carryforward of $449. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains; $272 will expire by July 31, 2014 and $177 will expire by July 31, 2015. During the fiscal year, $161 of capital loss carryforwards expired unutilized.

In accordance with US Treasury regulations, the Fund has elected to defer realized capital losses of $150 arising after October 31, 2006. Such losses are treated for tax purposes as arising on August 1, 2007.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended July 31, 2007, beneficial interest was decreased by $161 and accumulated net realized loss was

23

UBS PACE Money Market Investments

Notes to financial statements

decreased by $161. These differences are primarily due to the expiration of capital loss carryforwards.

On July 13, 2006, FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission's announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day that occurs in the period covered by the Portfolio's January 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Portfolio, and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended July 31,
	2007	2006
Shares sold	424,841,805	348,451,721
Shares repurchased	(376,397,873)	(244,003,932)
Dividends reinvested	17,545,669	10,597,316
Net increase in shares outstanding	65,989,601	115,045,105

24

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (the "Portfolio") (one of the series comprising the UBS PACE Select Advisors Trust), as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

25

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 24, 2007

26

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

27

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

Background—At a meeting of the UBS PACE Select Advisors Trust's (the "Trust") board on July 18, 2007, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the Investment Management and Administration Agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Portfolio. The board received and considered a variety of information about UBS Global AM , as well as the advisory, administrative and distribution arrangements for the Portfolio. In addition, one of the Independent Trustees and legal counsel to the Independent Trustees met several times with management and representatives of PricewaterhouseCoopers LLP ("PwC") to discuss management's proposed profitability methodology and made suggestions for changes to the methodology. As a result of management's focus on the profitability methodology and this series of meetings, the Independent Trustees received extensive information on UBS Global AM's profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board also received materials detailing the administrative services provided to the Portfolio by UBS Global AM, which include providing accounting and financial analysis for the Portfolio, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Portfolio's service providers.

The Independent Trustees also met for several hours the evening before the board meeting to discuss matters related to the Portfolio and other funds subject to their oversight and met again in

28

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment management and administration agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM under the Investment Management and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio, including custody, accounting and transfer agency services. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring the expanded compliance programs for the Portfolio and the other series of the Trust.

29

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel at UBS Global AM and had received information regarding the persons primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of June 2007. The board reviewed how transactions in Portfolio assets are effected. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee ("Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver arrangement currently in place for the Portfolio, and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management

30

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through December 1, 2007 (excluding interest expense, if any) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS Global AM for those reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"). The board received information from UBS Global AM with respect to fees paid by institutional or separate accounts but, in management's view, such fee information was not very relevant to the Portfolio because, for among other reasons, separately managed and institutional accounts with a "cash" mandate were not subject to the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and, therefore, were not comparable. The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the first quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest fees or expenses, as applicable). The board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, and ten-year and since

31

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

inception periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance. The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three-, five- and ten-year periods and since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the best relative performance). Based on its review, the board concluded that the Portfolio's investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM's allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realizes economies of scale as the Portfolio's assets grew beyond current levels, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board considered that to the extent the Portfolio's assets have increased over time, however, it has realized other economies

32

UBS PACE Money Market Investments

Board approval of investment management and administration agreement during the period February 1, 2007 through July 31, 2007 (unaudited)

of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. Generally, the board believed that UBS Global AM's sharing of economies of scale with the Portfolio was acceptable

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

33

UBS PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each trustee serves an indefinite term of office. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the Trustee or for which a person served as an Officer, and other directorships held by the Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper).

34

UBS PACE Money Market Investments

Supplemental information (unaudited)

35

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 66 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Trustee	Since 2001	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

36

UBS PACE Money Market Investments

Supplemental information (unaudited)

37

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 48 255 E. 49th St, Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (2001-2007).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

38

UBS PACE Money Market Investments

Supplemental information (unaudited)

39

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc, GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

40

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. ("UBS Global AM—Americas") from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

41

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

42

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael H. Markowitz**; 42	Vice President	Since 2001	Mr. Markowitz is a managing director (since 2004), portfolio manager and head of US short duration fixed income (since 2003) of UBS Global AM—Americas region. Mr. Markowitz is a vice president of six investment companies (consisting of 27 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

43

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM— Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 41	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

44

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region; he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

45

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 103 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 103 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

46

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the trustees and serve at the pleasure of the board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

47

(This page intentionally left blank)

48

Trustees

Richard Q. Armstrong Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai R. Sotorp President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Michael H. Markowitz Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc. 51 West 52nd Street New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $781,450 and $723,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $25,500 and $35,076, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements and (2) review of the consolidated 2005 and 2004 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $238,800 and $189,180, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2007 and July 31, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through November 6, 2006)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2007 and July 31, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended July 31, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended July 31, 2007 and July 31, 2006, the aggregate fees billed by E&Y of $2,072,792 and $2,116,477, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$264,300	$224,256
Non-Covered Services	1,808,492	1,892,221

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)    (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed October 8, 2004 (Accession Number: 0001047469-04-030769)(SEC File No. 811-08764).

(a)    (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)    (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)    Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2007